===============================================================================

                              Equity One ABS, Inc.

                                    Depositor

                              Equity One, Inc. (DE)

                            A Seller and the Servicer

             Equity One, Incorporated, Equity One Mortgage Company,
        Equity One Mortgage, Inc. (DE), Equity One, Inc. (MN), Equity One
         Consumer Loan Company, Inc., Equity One of West Virginia, Inc.
                       and Equity One Mortgage, Inc. (NY)

                                     Sellers

                                       and

                            The Chase Manhattan Bank

                                     Trustee

                       -----------------------------------


                         POOLING AND SERVICING AGREEMENT

                            Dated as of June 1, 1997

                       ----------------------------------

                MORTGAGE PASS THROUGH CERTIFICATES, Series 1997-1

===============================================================================

                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----

PRELIMINARY STATEMENT.......................................................  1

ARTICLE I

DEFINITIONS.................................................................  1
         Adjusted Mortgage Rate.............................................  1
         Adjusted Net Mortgage Rate.........................................  1
         Advance  ..........................................................  1
         Agreement..........................................................  1
         Amount Held for Future Distribution................................  1
         Available Funds....................................................  1
         Bankruptcy Code....................................................  2
         Beneficial Owner...................................................  2
         Book-Entry Certificates............................................  2
         Business Day.......................................................  2
         Call Option Date...................................................  2
         Certificates.......................................................  2
         Certificate Account................................................  2
         Certificate Balance................................................  2
         Certificate Formula Principal Amount...............................  2
         Certificate Register...............................................  3
         Certificate Registrar..............................................  3
         Certificateholder or Holder........................................  3
         Class    ..........................................................  3
         Class A Certificates...............................................  3
         Class R Certificates...............................................  3
         Class Certificate Balance..........................................  3
         Class Interest Shortfall...........................................  3
         Class Unpaid Interest Amounts......................................  4
         Closing Date.......................................................  4
         Closing Place......................................................  4
         Code     ..........................................................  4
         Corporate Trust Office.............................................  4
         Custodial Agreement................................................  4
         Custodian..........................................................  4
         Cut-off Date.......................................................  4
         Cut-off Date Pool Principal Balance................................  4
         Cut-off Date Principal Balance.....................................  4
         Defective Loan.....................................................  4
         Definitive Certificates............................................  4
         Deleted Loan.......................................................  4
         Denomination.......................................................  5
         Depositor..........................................................  5
         Depository.........................................................  5
         Depository Participant.............................................  5
         Determination Date.................................................  5
         Distributable Funds................................................  5
         Distribution Account...............................................  5

                                                                           Page
                                                                           ----

         Distribution Account Deposit Date..................................  5
         Distribution Date..................................................  5
         Due Date ..........................................................  5
         Eligible Account...................................................  6
         Equity One-Delaware................................................  6
         Equity One-Florida.................................................  6
         Equity One-Minnesota...............................................  6
         Equity One-New Hampshire...........................................  6
         Equity One-New York................................................  6
         Equity One-North Carolina..........................................  6
         Equity One-Pennsylvania............................................  6
         Equity One-West Virginia...........................................  6
         ERISA    ..........................................................  7
         Event of Default...................................................  7
         Excess Proceeds....................................................  7
         Expense Rate.......................................................  7
         FDIC     ..........................................................  7
         FHLMC    ..........................................................  7
         FIRREA   ..........................................................  7
         FNMA     ..........................................................  7
         I&I Payments.......................................................  7
         Indirect Participant...............................................  7
         Insurance Agreement................................................  7
         Insurance Policy...................................................  8
         Insurance Proceeds.................................................  8
         Insured Amount.....................................................  8
         Insured Expenses...................................................  8
         Insurer  ..........................................................  8
         Insurer Default....................................................  8
         Insurer's Monthly Premium..........................................  8
         Interest Accrual Period............................................  8
         Interest Distribution Amount.......................................  8
         Investment Letter..................................................  8
         Latest Possible Maturity Date......................................  8
         Liquidated Loan....................................................  9
         Liquidation Proceeds...............................................  9
         Loan Losses........................................................  9
         Loan-to-Value Ratio................................................  9
         Loans    ..........................................................  9
         Loan Schedule......................................................  9
         Majority in Interest............................................... 10
         Monthly Spread Account Deposit Amount.............................. 10
         Monthly Statement.................................................. 10
         Moody's  .......................................................... 10
         Mortgage .......................................................... 10
         Mortgage File...................................................... 10
         Mortgage Note...................................................... 11
         Mortgage Rate...................................................... 11
         Mortgaged Property................................................. 11
         Mortgagor.......................................................... 11

                                                                           Page
                                                                           ----

         Net Available Funds................................................ 11
         Net Prepayment Interest Shortfalls................................. 11
         Nonrecoverable Advance............................................. 11
         Notice   .......................................................... 11
         Notice of Final Distribution....................................... 11
         Officer's Certificate.............................................. 11
         Opinion of Counsel................................................. 11
         Optional Termination............................................... 12
         Original Loan...................................................... 12
         OTS      .......................................................... 12
         Outstanding........................................................ 12
         Outstanding Loan................................................... 12
         Ownership Interest................................................. 12
         Pass-Through Rate.................................................. 12
         Paying Agent....................................................... 12
         Percentage Interest................................................ 12
         Permitted Investments.............................................. 13
         Permitted Transferee............................................... 14
         Person   .......................................................... 15
         Policy   .......................................................... 15
         Pool Principal Balance............................................. 15
         Preference Claim................................................... 15
         Prepayment Interest Excess......................................... 15
         Prepayment Interest Shortfall...................................... 15
         Prepayment Period.................................................. 15
         Primary Mortgage Insurance Policy.................................. 15
         Principal Prepayment............................................... 16
         Principal Prepayment in Full....................................... 16
         Prospectus Supplement.............................................. 16
         Purchase Price..................................................... 16
         PTCE 95-60......................................................... 16
         Qualified Insurer.................................................. 16
         Rating Agency...................................................... 16
         Record Date........................................................ 17
         Refinance Loan..................................................... 17
         Relief Act......................................................... 17
         Relief Act Reductions.............................................. 17
         REMIC.............................................................. 17
         REMIC Change of Law................................................ 17
         REMIC Provisions................................................... 17
         Remittance Amount.................................................. 17
         REO Property....................................................... 17
         Request for Release................................................ 17
         Required Insurance Policy.......................................... 18
         Responsible Officer................................................ 18
         Rule 144A Letter................................................... 18
         Scheduled Payment.................................................. 18
         Securities Act..................................................... 18
         Sellers  .......................................................... 18
         Servicer .......................................................... 18

                                                                           Page
                                                                           ----

         Servicer Advance Date.............................................. 18
         Servicing Advances................................................. 18
         Servicing Amount................................................... 19
         Servicing Fee...................................................... 19
         Servicing Fee Rate................................................. 19
         Servicing Officer.................................................. 19
         S&P................................................................ 19
         Specified Spread Account Requirement............................... 19
         Spread Account..................................................... 20
         Spread Account Deposit Amount...................................... 20
         Spread Account Draw................................................ 20
         Spread Account Excess.............................................. 20
         Startup Day........................................................ 20
         Stated Principal Balance........................................... 20
         Step-down Date..................................................... 20
         Streamlined Documentation Loan..................................... 20
         Subservicer........................................................ 21
         Substitute Loan.................................................... 21
         Substitution Adjustment Amount..................................... 21
         Tax Matters Person................................................. 21
         Tax Matters Person Certificate..................................... 21
         Transfer .......................................................... 21
         Transfer Affidavit................................................. 21
         Transferor Certificate............................................. 21
         Trustee  .......................................................... 21
         Trustee Fee........................................................ 21
         Trustee Fee Rate................................................... 21
         Trust Fund......................................................... 21
         Voting Rights...................................................... 22
         Weighted Average Adjusted Net Mortgage Rate........................ 22

ARTICLE II

CONVEYANCE OF LOANS; REPRESENTATIONS AND WARRANTIES......................... 23
         SECTION 2.01.              Conveyance of Loans..................... 23
         SECTION 2.02.              Acceptance by Trustee of the Loans...... 26
         SECTION 2.03.              Representations, Warranties and
                                    Covenants of the Sellers and the
                                    Servicer................................ 28
         SECTION 2.03A.             Additional Obligations of Equity One-
                                    Delaware................................ 31
         SECTION 2.04.              Representations and Warranties of the
                                    Depositor as to the Loans............... 32
         SECTION 2.05.              Delivery of Opinion of Counsel in
                                    Connection with Substitutions........... 32
         SECTION 2.06.              Execution and Delivery of Certificates.. 33
         SECTION 2.07.              REMIC Matters........................... 33
         SECTION 2.08.              Covenants of the Servicer............... 34

                                                                           Page
                                                                           ----

ARTICLE III

ADMINISTRATION AND SERVICING OF LOANS....................................... 34
         SECTION 3.01.              Servicer to Service Loans............... 34
         SECTION 3.02.              Subservicing; Enforcement of the
                                    Obligations of Servicers................ 35
         SECTION 3.03.              Rights of the Depositor and the Trustee
                                    in Respect of the Servicer.............. 36
         SECTION 3.04.              Trustee to Act as Servicer.............. 36
         SECTION 3.05. Collection of Loan Payments; Certificate Account; Distribution Account; Spread
                                    Account................................. 37
         SECTION 3.06.              Payment of Taxes, Assessments, Hazard
                                    Insurance Premiums and Similar Items.... 40
         SECTION 3.07.              Access to Certain Documentation and
                                    Information Regarding the Loans......... 40
         SECTION 3.08.              Permitted Withdrawals from the
                                    Certificate Account and Distribution
                                    Account................................. 41
         SECTION 3.09.              Maintenance of Hazard Insurance;
                                    Maintenance of Primary Insurance
                                    Policies................................ 42
         SECTION 3.10.              Enforcement of Due-on-Sale Clauses;
                                    Assumption Agreements................... 43
         SECTION 3.11.              Realization Upon Defaulted Loans;
                                    Repurchase of Certain Loans............. 45
         SECTION 3.12.              Trustee to Cooperate; Release of
                                    Mortgage Files.......................... 47
         SECTION 3.13.              Documents Records and Funds in
                                    Possession of Servicer to be Held for
                                    the Trustee............................. 48
         SECTION 3.14.              Servicing Compensation.................. 49
         SECTION 3.15.              Access to Certain Documentation......... 49
         SECTION 3.16.              Annual Statement as to Compliance....... 50
         SECTION 3.17. Annual Independent Public Accountants' Servicing Statement; Financial
                                    Statements.............................. 50
         SECTION 3.18.              Errors and Omissions Insurance; Fidelity
                                    Bonds................................... 51
         SECTION 3.19.              Optional Removal of Servicer by the
                                    Insurer................................. 51

ARTICLE IIIA

SPREAD ACCOUNT; POLICY...................................................... 52
         SECTION 3A.01              Establishment of Spread Account;
                                    Deposits in Spread Account; Permitted
                                    Withdrawals from Spread Account......... 52
         SECTION 3A.02              Policy.................................. 53

                                                                           Page
                                                                           ----

ARTICLE IV

DISTRIBUTIONS AND ADVANCES BY THE SERVICER.................................. 55
         SECTION 4.01.              Advances................................ 55
         SECTION 4.02.              Priorities of Distribution.............. 56
         SECTION 4.03.              Monthly Statements to
                                    Certificateholders...................... 57

ARTICLE V

THE CERTIFICATES............................................................ 59
         SECTION 5.01.              The Certificates........................ 59
         SECTION 5.02. Certificate Register; Registration of Transfer and Exchange of Certificates... 60
         SECTION 5.03.              Mutilated, Destroyed, Lost or Stolen
                                    Certificates............................ 65
         SECTION 5.04.              Persons Deemed Owners................... 66
         SECTION 5.05.              Access to List of Certificateholders'
                                    Names and Addresses..................... 66
         SECTION 5.06.              Maintenance of Office or Agency......... 67

ARTICLE VI

THE DEPOSITOR AND THE SERVICER.............................................. 67
         SECTION 6.01.              Respective Liabilities of the Depositor
                                    and the Servicer........................ 67
         SECTION 6.02.              Merger or Consolidation of the Depositor
                                    or the Servicer......................... 67
         SECTION 6.03.              Limitation on Liability of the
                                    Depositor, the Sellers, the Servicer and
                                    Others.................................. 68
         SECTION 6.04.              Limitation on Resignation of Servicer... 69
         SECTION 6.05.              Indemnification......................... 69

ARTICLE VII

DEFAULT..................................................................... 70
         SECTION 7.01.              Events of Default....................... 70
         SECTION 7.02.              Trustee to Act; Appointment of
                                    Successor............................... 72
         SECTION 7.03.              Notification to Certificateholders...... 73

ARTICLE VIII

CONCERNING THE TRUSTEE...................................................... 74
         SECTION 8.01.              Duties of Trustee....................... 74
         SECTION 8.02.              Certain Matters Affecting the Trustee... 75
         SECTION 8.03.              Trustee Not Liable for Certificates or
                                    Loans................................... 78
         SECTION 8.04.              Trustee May Own Certificates............ 78

                                                                           Page
                                                                           ----

         SECTION 8.05.              Trustee's Fees and Expenses............. 78
         SECTION 8.06.              Eligibility Requirements for Trustee.... 79
         SECTION 8.07.              Resignation and Removal of Trustee...... 79
         SECTION 8.08.              Successor Trustee....................... 80
         SECTION 8.09.              Merger or Consolidation of Trustee...... 81
         SECTION 8.10.              Appointment of Co-Trustee or Separate
                                    Trustee................................. 81
         SECTION 8.11.              Tax Matters............................. 83
         SECTION 8.12.              Periodic Filings........................ 85
         SECTION 8.13.              Appointment of Custodians............... 86
         SECTION 8.14.              Trustee May Enforce Claims Without
                                    Possession of Certificates.............. 86
         SECTION 8.15.              Suits for Enforcement................... 86

ARTICLE IX

TERMINATION................................................................. 87
         SECTION 9.01.              Termination upon Liquidation or Purchase
                                    of all Loans............................ 87
         SECTION 9.02.              Final Distribution on the Certificates.. 87
         SECTION 9.03.              Additional Termination Requirements..... 89

ARTICLE X

MISCELLANEOUS PROVISIONS.................................................... 89
         SECTION 10.01.             Amendment............................... 89
         SECTION 10.02.             Recordation of Agreement; Counterparts.. 92
         SECTION 10.03.             Governing Law........................... 92
         SECTION 10.04.             Intention of Parties.................... 92
         SECTION 10.05.             Notices................................. 95
         SECTION 10.06.             Severability of Provisions.............. 96
         SECTION 10.07.             Assignment.............................. 96
         SECTION 10.08.             Limitation on Rights of Certificate-
                                    holders................................. 97
         SECTION 10.09.             Inspection and Audit Rights............. 98
         SECTION 10.10.             Certificates Nonassessable and Fully
                                    Paid.................................... 98
         SECTION 10.11.             The Closing............................. 98
         SECTION 10.12.             Interpretation.......................... 98
         SECTION 10.13.             Rights of the Insurer................... 99
         SECTION 10.14.             No Partnership.......................... 99

                                                                           Page
                                                                           ----

                                    SCHEDULES

Schedule I:                Loan Schedule................................  S-I-1
Schedule IIA:              Representations and Warranties
                           of Equity One-Delaware.......................S-IIA-1
Schedule IIB:              Representations and Warranties
                           of Equity One-Florida........................S-IIB-1
Schedule IIC:              Representations and Warranties
                           of Equity One-Minnesota......................S-IIC-1
Schedule IID:              Representations and Warranties
                           of Equity One-New Hampshire..................S-IID-1
Schedule IIE:              Representations and Warranties
                           of Equity One-New York.......................S-IIE-1
Schedule IIF:              Representations and Warranties
                           of Equity One-North Carolina.................S-IIF-1
Schedule IIG:              Representations and Warranties
                           of Equity One-Pennsylvania...................S-IIG-1
Schedule IIH:              Representations and Warranties
                           of Equity One-West Virginia..................S-IIH-1
Schedule IIX:              Representations and Warranties
                           of the Servicer..............................S-IIX-1
Schedule IIIA:             Loan Representations and Warranties
                           of Equity One-Delaware......................S-IIIA-1
Schedule IIIB:             Loan Representations and Warranties
                           of Equity One-Florida.......................S-IIIB-1
Schedule IIIC:             Loan Representations and Warranties
                           of Equity One-Minnesota.....................S-IIIC-1
Schedule IIID:             Loan Representations and Warranties
                           of Equity One-New Hampshire.................S-IIID-1
Schedule IIIE:             Loan Representations and Warranties
                           of Equity One-New York......................S-IIIE-1
Schedule IIIF:             Loan Representations and Warranties
                           of Equity One-North Carolina................S-IIIF-1
Schedule IIIG:             Loan Representations and Warranties
                           of Equity One-Pennsylvania..................S-IIIG-1
Schedule IIIH:             Loan Representations and Warranties
                           of Equity One-West Virginia.................S-IIIH-1
Schedule IV:               List of Financing Statements: Perfection
                           of Grant of Security Interest by Sellers
                           to Depositor..................................S-IV-1
Schedule V:                List of Financing Statements: Perfection
                           of Grant of Security Interest by Depositor
                           to Trustee.....................................S-V-1


                                    EXHIBITS
EXHIBIT A:                 Form Of Class A Certificate......................A-1
EXHIBIT B:                 Form Of Class R Certificate......................B-1
EXHIBIT C:                 Form of Reverse of Certificates..................C-1
EXHIBIT D:                 Form Of Initial Certification Of Trustee.........D-1

                                                                           Page
                                                                           ----

EXHIBIT E:                 Form Of Final Certification Of Trustee...........E-1
EXHIBIT F:                 Form Of Transfer Affidavit.......................F-1
EXHIBIT G:                 Form Of Transferor Certificate...................G-1
EXHIBIT H:                 Form Of Investment Letter (Non Rule 144A)........H-1
EXHIBIT I:                 Form Of Rule 144A Letter.........................I-1
EXHIBIT J:                 Form Of Request For Release Of Documents.........J-1
EXHIBIT K:                 Copy of Certificate Guarantee Insurance
                           Policy...........................................K-1

     THIS POOLING AND SERVICING AGREEMENT, dated as of June 1, 1997, by and among Equity One ABS, Inc., a Delaware corporation, as depositor (the "Depositor"), Equity One, Inc., a Delaware corporation, as a seller (in such capacity, "Equity One-Delaware") and as servicer (in such capacity, the "Servicer"), Equity One, Incorporated, a Pennsylvania corporation ("Equity One-Pennsylvania"), Equity One Mortgage Company, a North Carolina corporation ("Equity One-North Carolina"), Equity One Mortgage, Inc., a Delaware corporation ("Equity One-Florida"), Equity One, Inc., a Minnesota corporation ("Equity One-Minnesota"), Equity One Consumer Loan Company, Inc., a New Hampshire corporation ("Equity One-New Hampshire"), Equity One of West Virginia, Inc., a West Virginia corporation ("Equity One-West Virginia,"), Equity One Mortgage, Inc., a New York corporation ("Equity One-New York and, together with Equity One-Delaware, Equity One-Pennsylvania, Equity One-North Carolina, Equity One-Florida, Equity One-Minnesota, Equity One-New Hampshire and Equity One-West Virginia, the "Sellers") and The Chase Manhattan Bank, a New York banking corporation organized under the laws of the State of New York, as trustee (the "Trustee").

                                 WITNESSETH THAT

     In consideration of the mutual agreements herein contained, the parties hereto agree as follows:

                              PRELIMINARY STATEMENT

     The Depositor is the owner of the Trust Fund that is hereby conveyed to the Trustee in return for the Certificates. The Trust Fund for federal income tax purposes will consist of a single REMIC. The Certificates will represent the entire beneficial ownership interest in the Trust Fund. The Class A Certificates will represent the "regular interests" in the Trust Fund and the Class R Certificates will represent the single "residual interest" in the Trust Fund. The "latest possible maturity date" for federal income tax purposes of all interests created hereby will be the Latest Possible Maturity Date.

     The following table sets forth characteristics of the Certificates, together with the minimum denominations and integral multiples in excess thereof in which such Classes shall be issuable (except that one Certificate of each Class of Certificates may be issued in a different amount and, in addition, one Class R Certificate representing the Tax Matters Person Certificate may be issued in a different amount):

===============================================================================
                                                                     Integral
                Initial Class                                       Multiples
                 Certificate      Pass-Through         Minimum     in Excess of
                   Balance            Rate          Denomination     Minimum
-------------------------------------------------------------------------------
Class A-1        $31,000,000          6.62%            $25,000          $1
-------------------------------------------------------------------------------
Class A-2        $24,200,000          7.01%            $25,000          $1
-------------------------------------------------------------------------------
Class A-3        $14,500,000          7.19%            $25,000          $1
-------------------------------------------------------------------------------
Class A-4        $12,000,000          7.38%            $25,000          $1
-------------------------------------------------------------------------------
Class A-5        $21,141,606          7.55%(1)         $25,000          $1
-------------------------------------------------------------------------------
Class R          $         0          N/A              $25,000         N/A
===============================================================================

(1) On any Distribution Date following the Call Option Date, the Pass-Through Rate for the Class A-5 Certificates shall be 8.05%

     All interest rates set forth in this Agreement are calculated based on a year consisting of 12 30-day months (30/360).

                                    ARTICLE I

                                   DEFINITIONS

     Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

     Adjusted Mortgage Rate: As to each Loan, and at any time, the per annum rate equal to the Mortgage Rate less the Servicing Fee Rate.

     Adjusted Net Mortgage Rate: As to each Loan, and at any time, the per annum rate equal to the Mortgage Rate less the related Expense Rate.

     Advance: The payment required to be made by the Servicer with respect to any Distribution Date pursuant to Section 4.01, the amount of any such payment being equal to the aggregate of payments of principal and interest (net of the Servicing Fee) on the Loans that were due on the related Due Date and not received as of the close of business on the related Determination Date, less the aggregate amount of any such delinquent payments that the Servicer, in its good faith judgment, has determined would not be recoverable out of Insurance Proceeds, Liquidation Proceeds or otherwise.

     Agreement: This Pooling and Servicing Agreement, together with all of the exhibits and schedules hereto, and all amendments or supplements of any of the foregoing.

     Amount Held for Future Distribution: As to any Distribution Date, the aggregate amount held in the Certificate Account at the close of business on the related Determination Date on account of (i) Principal Prepayments received after the Prepayment Period corresponding to such Distribution Date and Liquidation Proceeds received in the month of such Distribution Date and (ii) all Scheduled Payments due after the related Due Date.

     Available Funds: As to any Distribution Date, the sum of (a) the aggregate amount held in the Certificate Account at the close of business on the related Determination Date net of the Amount Held for Future Distribution and net of amounts permitted to be withdrawn from the Certificate Account pursuant to clauses (i)-(viii), inclusive, of Section 3.08(a) and amounts permitted to be withdrawn from the Distribution Account pursuant to clauses (i)-(iii) inclusive of Section 3.08(b), (b) the amount of the related Advance and (c) in connection with Defective Loans, as applicable, the aggregate of the Purchase Prices and Substitution Adjustment Amounts deposited on the related Distribution Account Deposit Date.

     Bankruptcy Code: The United States Bankruptcy Reform Act of 1978, as amended, and related rules promulgated thereunder.

     Beneficial Owner: With respect to any Book-Entry Certificate, the Person who is the beneficial owner of such Book-Entry Certificate.

     Book-Entry Certificates: The Class A Certificates.

     Business Day: Any day other than (i) a Saturday or a Sunday, or (ii) a day on which banking institutions in the City of New York, New York, are authorized or obligated by law or executive order to be closed.

     Call Option Date: The first Distribution Date following the date on which the Optional Termination may be exercised by the Servicer.

     Certificates: The Class A Certificates and the Class R Certificates in substantially the forms attached hereto as Exhibits A and B.

     Certificate Account: The separate Eligible Account or Accounts created and maintained by the Servicer pursuant to Section 3.05 with a depository institution in the name of the Servicer for the benefit of the Trustee on behalf of Certificateholders and the Insurer and designated "Certificate Account, Equity One, Inc., as trustee for the registered holders of Equity One ABS, Inc., Mortgage Pass-Through Certificates Series 1997-1."

     Certificate Balance: With respect to any Certificate at any time, the maximum dollar amount of principal to which the Holder thereof is then entitled hereunder, such amount being equal to the Denomination thereof minus all distributions of principal previously made with respect thereto.

     Certificate Formula Principal Amount: As to any Distribution Date, the sum of (a) the principal portion of each Scheduled Payment due on each Loan on the related Due Date, (b) the Stated Principal Balance of each Loan that was repurchased by the Seller or the Servicer pursuant to this Agreement as of such Distribution Date, (c) the Substitution Adjustment Amount in connection with any Deleted Loan received with respect to such Distribution Date, (d) any Insurance Proceeds or Liquidation Proceeds allocable to recoveries of principal of Loans that are not yet Liquidated Loans received during the calendar month preceding the month of such Distribution Date, (e) with respect to each Loan that became a Liquidated Loan during the calendar month preceding the month of such Distribution Date, the amount of Liquidation Proceeds allocable to principal received during the month preceding the month of such Distribution Date with respect to such Loan, (f) all Principal Prepayments received during the related Prepayment Period and (g) the principal portion of any Loan Losses incurred during the calendar month preceding the month of such Distribution Date.

     Certificate Register: The register maintained pursuant to Section 5.02.

     Certificate Registrar: The Chase Manhattan Bank and its successors and, if a successor certificate registrar is appointed hereunder, such successor.

     Certificateholder or Holder: The person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purpose of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Depositor or any affiliate of the Depositor shall be deemed not to be Outstanding and the Percentage Interest evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests necessary to effect such consent has been obtained; provided, however, that if any such Person (including the Depositor) owns 100% of the Percentage Interests evidenced by a Class of Certificates, such Certificates shall be deemed to be Outstanding for purposes of any provision hereof that requires the consent of the Holders of Certificates of a particular Class as a condition to the taking of any action hereunder. The Trustee is entitled to rely conclusively on a certification of the Depositor or any affiliate of the Depositor in determining which Certificates are registered in the name of an affiliate of the Depositor.

     Class: All Certificates bearing the same class designation as set forth in the Preliminary Statement.

     Class A Certificates: The certificates representing the "regular interests" in the Trust Fund, which are designated as the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-5 Certificates.

     Class R Certificates: The certificates representing the single "residual interest" in the Trust Fund.

     Class Certificate Balance: With respect to any Class of Class A Certificates and as to any Distribution Date, the aggregate of the Certificate Balances of all Certificates of such Class as of such date. The Class Certificate Balance of the Class R Certificates shall be zero.

     Class Interest Shortfall: As to any Distribution Date and Class of Class A Certificates, the amount by which the amount described in clause (i) of the definition of Interest Distribution Amount for such Class exceeds the amount of interest actually distributed on such Class on such Distribution Date pursuant to such clause (i).

     Class Unpaid Interest Amounts: As to any Distribution Date and any Class of Class A Certificates, the amount by which the aggregate Class Interest Shortfalls for such Class on prior Distribution Dates exceeds the amount distributed on such Class on prior Distribution Dates pursuant to clause (ii) of the definition of Interest Distribution Amount.

     Closing Date: July 2, 1997.

     Closing Place: The offices of Messrs. Stradley, Ronon, Stevens and Young, LLP, 2600 One Commerce Square, Philadelphia, Pennsylvania 19103.

     Code: The Internal Revenue Code of 1986, including any successor or amendatory provisions.

     Corporate Trust Office: The designated office of the Trustee in the State of New York at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this Agreement is located at 450 West 33rd Street, 15th Floor, New York, New York 10001 (Attention: Structured Finance Services (ABS), facsimile number: 212-946-8191) and which is the address to which notices to and correspondence with the Trustee should be directed.

     Custodial Agreement: As defined in Section 8.12.

     Custodian: As defined in Section 8.12.

     Cut-off Date: June 1, 1997.

     Cut-off Date Pool Principal Balance: $102,841,606.25.

     Cut-off Date Principal Balance: As to any Loan, the Stated Principal Balance thereof as of the opening of business on the Cut-off Date.

     Defective Loan: Any Loan which is required to be repurchased pursuant to
Section 2.02 or 2.03.

     Definitive Certificates: Any Certificate issued in lieu of a Book-Entry Certificate pursuant to Section 5.02(e).

     Deleted Loan: As defined in Section 2.03(c).

     Denomination: With respect to each Class A Certificate, the amount set forth on the face thereof as the "Initial Certificate Balance of this Certificate" or the Percentage Interest appearing on the face thereof.

     Depositor: Equity One ABS, Inc., a Delaware corporation, or its successor in interest.

     Depository: The initial Depository shall be The Depository Trust Company, the nominee of which is CEDE & Co., as the registered Holder of the Book-Entry Certificates. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the Uniform Commercial Code of the State of New York.

     Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

     Determination Date: As to any Distribution Date, the 21st day of each month or, if such day is not a Business Day, the next preceding Business Day; provided, however, that the Determination Date in each month will be at least two Business Days preceding the related Distribution Date.

     Distributable Funds: The sum of (i) Available Funds, (ii) the Spread Account Draw and (iii) any Insured Amounts.

     Distribution Account: The separate Eligible Account created and maintained by the Trustee pursuant to Section 3.05 in the name of the Trustee for the benefit of the Certificateholders and the Insurer and designated "Distribution Account, The Chase Manhattan Bank, as trustee for the registered holders of Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 1997-1." Funds in the Distribution Account shall be held uninvested in trust for the Certificateholders and the Insurer for the uses and purposes set forth in this Agreement.

     Distribution Account Deposit Date: As to any Distribution Date, 9:00 a.m. Eastern Standard Time on the Business Day immediately preceding such Distribution Date.

     Distribution Date: The 25th day of each calendar month after the initial issuance of the Certificates, or if such day is not a Business Day, the next succeeding Business Day, commencing in August, 1997.

     Due Date: With respect to any Distribution Date, a set day, but not necessarily the first day, of the month in which the related Distribution Date occurs.

     Eligible Account: Any of (i) an account or accounts maintained with a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of such holding company) have the highest short-term ratings of each Rating Agency at the time any amounts are held on deposit therein, or (ii) an account or accounts in a depository institution or trust company in which such accounts are insured by the FDIC (to the limits established by the FDIC) and the uninsured deposits in which accounts are otherwise secured such that, as evidenced by an Opinion of Counsel delivered to the Trustee and to each Rating Agency, the Certificateholders have a claim with respect to the funds in such account or a perfected first priority security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution or trust company in which such account is maintained, or (iii) a trust account or accounts maintained with
(a) the trust department of a federal or state chartered depository institution or (b) a trust company, acting in its fiduciary capacity or (iv) any other account acceptable to each Rating Agency and the Insurer, as evidenced by a letter from such Rating Agency and Insurer to the Trustee, without reduction or withdrawal of the then current ratings of the Certificates. Eligible Accounts may bear interest, and may include, if otherwise qualified under this definition, accounts maintained with the Trustee.

     Equity One-Delaware: Equity One, Inc., a Delaware corporation.

     Equity One-Florida: Equity One Mortgage, Inc., a Delaware corporation.

     Equity One-Minnesota: Equity One, Inc., a Minnesota corporation.

     Equity One-New Hampshire: Equity One Consumer Loan Company, Inc., a New Hampshire corporation.

     Equity One-New York: Equity One Mortgage, Inc., a New York corporation.

     Equity One-North Carolina: Equity One Mortgage Company, a North Carolina corporation.

     Equity One-Pennsylvania: Equity One, Incorporated, a Pennsylvania corporation.

     Equity One-West Virginia: Equity One of West Virginia, Inc., a West Virginia corporation.

     ERISA: The Employee Retirement Income Security Act of 1974, as amended.

     Event of Default: As defined in Section 7.01.

     Excess Proceeds: With respect to any Liquidated Loan, the amount, if any, by which the sum of any Liquidation Proceeds of such Loan received in the calendar month in which such Loan became a Liquidated Loan, net of any amounts previously reimbursed to the Servicer as Nonrecoverable Advance(s) with respect to such Loan pursuant to Section 3.08(a)(iii), exceeds (i) the unpaid principal balance of such Liquidated Loan as of the Due Date in the month in which such Loan became a Liquidated Loan plus (ii) accrued interest at the Mortgage Rate from the Due Date as to which interest was last paid or advanced (and not reimbursed) to Certificateholders up to the Due Date applicable to the Distribution Date immediately following the calendar month during which such liquidation occurred.

     Expense Rate: As to each Loan, the sum of the related Servicing Fee Rate, the Trustee Fee Rate and the rate at which the Insurer's Monthly Premium accrues.

     FDIC: The Federal Deposit Insurance Corporation, or any successor thereto.

     FHLMC: The Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

     FIRREA: The Financial Institutions Reform, Recovery, and Enforcement Act of 1989.

     FNMA: The Federal National Mortgage Association, a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

     I&I Payments: Payments due and owing to the Insurer under the Insurance Agreement other than the Insurer's Monthly Premium.

     Indirect Participant: A broker, dealer, bank or other financial institution or other Person that clears through or maintains a custodial relationship with a Depository Participant.

     Insurance Agreement: The Insurance and Indemnity Agreement dated as of July 2, 1997 among the Depositor, Equity One-Delaware (both in its capacity as a Seller and as the Servicer), the Trustee and the Insurer, including any amendments and supplements thereto.

     Insurance Policy: With respect to any Loan included in the Trust Fund, any insurance policy, including all riders and endorsements thereto in effect, including any replacement policy or policies for any Insurance Policies.

     Insurance Proceeds: Proceeds paid by an insurer (other than the Insurer) pursuant to any Insurance Policy, in each case other than any amount included in such Insurance Proceeds in respect of Insured Expenses.

     Insured Amount: A payment by the Insurer under the Policy.

     Insured Expenses: Expenses covered by an Insurance Policy.

     Insurer: AMBAC Indemnity Corporation, a stock insurance company organized and created under the laws of the State of Wisconsin, and any successors thereto.

     Insurer Default: Either (i) a continuance of any failure by the Insurer to make a required payment under the Policy or (ii) the existence of a proceeding in bankruptcy by or against the Insurer.

     Insurer's Monthly Premium: The premium payable to the Insurer on each Distribution Date in an amount equal to one-twelfth of the product of the per annum rate specified in the Insurance Agreement and the aggregate Certificate Balance of the Class A Certificates on each Distribution Date (after giving effect to any distributions of principal to be made on such Distribution Date).

     Interest Accrual Period: With respect to the Class A Certificates and any Distribution Date, the calendar month prior to the month of such Distribution Date, except with respect to the first Distribution Date after the Cut-off Date, in which case the Interest Accrual Period will be the two calendar months preceding such Distribution Date.

     Interest Distribution Amount: With respect to any Distribution Date and any Class of Class A Certificates, the sum of (i) interest accrued during the related Interest Accrual Period at the Pass-Through Rate for such Class on the related Class Certificate Balance and (ii) any Class Unpaid Interest Amounts for such Class.

     Investment Letter: As defined in Section 5.02(b).

     Latest Possible Maturity Date: The Distribution Date following the third anniversary of the scheduled maturity date of the Loan having the latest scheduled maturity date as of the Cut-off Date.

     Liquidated Loan: With respect to any Distribution Date, a defaulted Loan (including any REO Property) which was liquidated in the calendar month preceding the month of such Distribution Date and as to which the Servicer has determined (in accordance with this Agreement) that it has received all amounts it expects to receive in connection with the liquidation of such Loan, including the final disposition of an REO Property.

     Liquidation Proceeds: Amounts, including Insurance Proceeds (but not including amounts drawn under the Policy), received in connection with the partial or complete liquidation of defaulted Loans, whether through trustee's sale, foreclosure sale or otherwise or amounts received in connection with any condemnation or partial release of a Mortgaged Property and any other proceeds received in connection with an REO Property, less the Servicing Amount.

     Loan Losses: The aggregate sum of the amount, if any, by which (i) the outstanding principal balance of each Loan that became a Liquidated Loan during the calendar month preceding the month of the related Distribution Date (such principal balance determined immediately before such Loan became a Liquidated
Loan) exceeds (ii) the Liquidation Proceeds received during the calendar month preceding the month of the related Distribution Date in connection with the liquidation of such Loan which have not theretofore been used to reduce the Stated Principal Balance of such Loan.

     Loan-to-Value Ratio: With respect to any Loan and as to any date of determination, (i) the principal balance of such Loan at the date of origination divided by (ii) the appraised value of the related Mortgaged Property based on an appraisal made for the related Seller by an independent fee appraiser at the time of the origination of the related Loan.

     Loans: The mortgage loans identified on the Loan Schedule.

     Loan Schedule: The list of Loans (as from time to time amended by the Servicer to reflect the addition of Substitute Loans and the deletion of Deleted Loans pursuant to the provisions of this Agreement) transferred to the Trustee as part of the Trust Fund and from time to time subject to this Agreement, attached hereto as Schedule I, setting forth the following information with respect to each Loan:

     (i)   the loan number;

     (ii) the Mortgagor's name and the state in which the Mortgaged Property is located, including the zip code;

     (iii) the maturity date;

     (iv)  the Cut-off Date Principal Balance;

     (v)   the first payment date of the Loan;

     (vi)  the Scheduled Payment in effect as of the Cut-off Date; and

     (vii) the Mortgage Rate.

     Such schedule shall also set forth the total of the amounts described under
(iv) above for all of the Loans.

     Majority in Interest: As to any Class of Class A Certificates, the Holders of Certificates of such Class evidencing, in the aggregate, at least 51% of the Percentage Interests evidenced by all Certificates of such Class.

     Monthly Spread Account Deposit Amount: On any Distribution Date, the amount equal to the product of (i) 100% and (ii) the amount of the Spread Account Deposit Amount as of such Distribution Date; provided, however, that the percentage set forth in clause (i) above may be reduced, solely at the discretion of the Insurer, at which time written notice shall be sent to each Seller, the Trustee, the Servicer, S&P and Moody's.

     Monthly Statement: The statement delivered to the Certificateholders pursuant to Section 4.03.

     Moody's: Moody's Investors Service, Inc., or any successor thereto. For purposes of Section 10.05(b) the address for notices to Moody's shall be Moody's Investors Service, Inc., 99 Church Street, New York, New York 10007, Attention:
Residential Mortgage Monitoring Department, or such other address as Moody's may hereafter furnish to the Depositor or the Servicer.

     Mortgage: The mortgage, deed of trust or other instrument creating a first lien on an estate in fee simple or leasehold interest in real property securing a Mortgage Note.

     Mortgage File: The mortgage documents listed in Section 2.01 hereof pertaining to a particular Loan and any additional documents delivered to the Trustee to be added to the Mortgage File pursuant to this Agreement.

     Mortgage Note: The original executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Loan, together with any amendment or modification thereto.

     Mortgage Rate: The annual rate of interest borne by a Mortgage Note as set forth therein.

     Mortgaged Property: The underlying property securing a Loan.

     Mortgagor: The obligor(s) on a Mortgage Note.

     Net Available Funds: As to any Distribution Date, the amount equal to Available Funds less the amounts required to be distributed on such Distribution Date pursuant to Section 4.02(a)(i)-(iii).

     Net Prepayment Interest Shortfalls: As to any Distribution Date, the amount by which the aggregate of Prepayment Interest Shortfalls during the calendar month preceding the month of such Distribution Date exceeds an amount equal to the aggregate Servicing Fee for such Distribution Date before reduction of the Servicing Fee in respect of such Prepayment Interest Shortfalls.

     Nonrecoverable Advance: Any portion of an Advance previously made or proposed to be made by the Servicer that, in the good faith judgment of the Servicer, will not be ultimately recoverable by the Servicer from the related Mortgagor, related Liquidation Proceeds or otherwise.

     Notice: As defined in Section 3A.02.

     Notice of Final Distribution: The notice to be provided pursuant to Section
9.02 to the effect that final distribution on any of the Certificates shall be made only upon presentation and surrender thereof.

     Officer's Certificate: A certificate (i) signed by the Chairman of the Board, the Vice Chairman of the Board, the President, a Managing Director, a Vice President (however denominated), an Assistant Vice President, the Treasurer, the Secretary, or one of the Assistant Treasurers or Assistant Secretaries of the Depositor or the Servicer, or (ii), if provided for in this Agreement, signed by a Servicing Officer, as the case may be, and delivered to the Depositor and the Trustee, as the case may be, as required by this Agreement.

     Opinion of Counsel: A written opinion of counsel, who may be counsel for the Depositor or the Servicer, including, in-house counsel, reasonably acceptable to the Trustee and the

Insurer; provided, however, that with respect to the interpretation or application of the REMIC Provisions, such counsel must (i) in fact be independent of the Depositor and the Servicer, (ii) not have any direct financial interest in the Depositor or the Servicer or in any affiliate of either, and (iii) not be connected with the Depositor or the Servicer as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

     Optional Termination: The termination of the trust created hereunder in connection with the purchase of the Loans pursuant to Section 9.01(a) hereof.

     Original Loan: The mortgage loan refinanced in connection with the origination of a Refinance Loan.

     OTS: The Office of Thrift Supervision.

     Outstanding: With respect to the Certificates as of any date of determination, all Certificates theretofore executed and authenticated under this Agreement except:

     (i) Certificates theretofore canceled by the Trustee or delivered to the Trustee for cancellation; and

     (ii) Certificates in exchange for which or in lieu of which other Certificates have been executed and delivered by the Trustee pursuant to this Agreement.

     Outstanding Loan: As of any Due Date, a Loan with a Stated Principal Balance greater than zero, which was not the subject of a Principal Prepayment in Full prior to such Due Date and which did not become a Liquidated Loan prior to such Due Date.

     Ownership Interest: As to any Class R Certificate, any ownership interest in such Certificate including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial.

     Pass-Through Rate: For the Class A Certificates, the per annum rates set forth or calculated in the manner described in the Preliminary Statement.

     Paying Agent: The Chase Manhattan Bank and its successors and, if a successor paying agent is appointed hereunder, such successor.

     Percentage Interest: As to any Class A Certificate, the percentage interest evidenced thereby in distributions required to be made on the related Class, such percentage interest being set forth on the face thereof or equal to the percentage obtained by dividing the Denomination of such Certificate by the aggregate of the Denominations of all Certificates of the same Class.

     Permitted Investments: (i) obligations of the United States or any agency thereof, provided such obligations are backed by the full faith and credit of the United States; (ii) general obligations of or obligations guaranteed by any state of the United States or the District of Columbia receiving the highest long-term debt rating of each Rating Agency rating the Class A Certificates, or such lower rating as will not result in the downgrading or withdrawal of the ratings then assigned to the Class A Certificates, without taking into account the Policy, by each such Rating Agency; (iii) commercial or finance company paper which is then receiving the highest commercial or finance company paper rating of each such Rating Agency, or such lower rating as will not result in the downgrading or withdrawal of the ratings then assigned to the Class A Certificates, without taking into account the Policy, by each such Rating Agency; (iv) certificates of deposit, demand or time deposits, or bankers' acceptances issued by any depository institution or trust company incorporated under the laws of the United States or of any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or long term unsecured debt obligations of such depository institution or trust company (or in the case of the principal depository institution in a holding company system, the commercial paper or long-term unsecured debt obligations of such holding company, but only if Moody's is not a Rating Agency) are then rated one of the two highest long-term and the highest short-term ratings of each such Rating Agency for such securities, or such lower ratings as will not result in the downgrading or withdrawal of the rating then assigned to the Class A Certificates, without taking into account the Policy, by any such Rating Agency; (v) demand or time deposits or certificates of deposit issued by any bank or trust company or savings institution to the extent that such deposits are fully insured by the FDIC; (vi) guaranteed reinvestment agreements issued by any bank, insurance company or other corporation containing, at the time of the issuance of such agreements, such terms and conditions as will not result in the downgrading or withdrawal of the rating then assigned to the Class A Certificates, without taking into account the Policy, by any such Rating Agency; (vii) repurchase obligations with respect to any security described in clauses (i) and (ii) above, in either case entered into with a depository institution or trust company (acting as principal) described in clause (iv) above; (viii) securities (other than stripped bonds, stripped coupons or instruments sold at a purchase price in excess of 115% of the face amount thereof) bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States or any state thereof which, at the time of such investment, have one of the two highest ratings of each Rating Agency (except if the Rating Agency is Moody's, such rating shall be the highest commercial paper rating of Moody's for any such securities), or such lower rating as will not result in the downgrading or withdrawal of the rating then assigned to the Class A Certificates, without taking into account the Policy, by any such Rating Agency, as evidenced by a signed writing delivered by each such Rating Agency; and (ix) such other investments having a specified stated maturity and bearing interest or sold at a discount acceptable to each Rating Agency and the Insurer as will not result in the downgrading or withdrawal of the rating then assigned to the Class A Certificates by any such Rating Agency, as evidenced by a signed writing to such effect delivered by each such Rating Agency and the Insurer; provided that no such instrument shall be a Permitted Investment if such instrument evidences the right to receive interest only payments with respect to the obligations underlying such instrument.

     Permitted Transferee: Any person other than (i) the United States, any State or political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a foreign government, International Organization or any agency or instrumentality of either of the foregoing, (iii) an organization (except certain farmers' cooperatives described in section 521 of the Code) which is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by section 511 of the Code on unrelated business taxable income) on any excess inclusions (as defined in section 860E(c)(l) of the Code) with respect to any Class R Certificate, (iv) rural electric and telephone cooperatives described in section 1381(a)(2)(C) of the Code, (v) a Person that is not a citizen or resident of the United States, a corporation, partnership, or other entity created or organized in or under the laws of the United States or any political subdivision thereof, or an estate whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States fiduciaries have authority to control all substantial decisions of the trust, unless such Person has furnished the transferor and the Trustee with a duly completed Internal Revenue Service Form 4224, and (vi) any other Person so designated by the Depositor based upon an Opinion of Counsel that the Transfer of an Ownership Interest in a Class R Certificate to such Person may cause the REMIC hereunder to fail to qualify as a REMIC at any time that the Certificates are outstanding. The terms "United States," "State" and "International Organization" shall have the meanings set forth in section 7701 of the Code or successor provisions. A corporation will not be treated as an instrumentality of the

United States or of any State or political subdivision thereof for these purposes if all of its activities are subject to tax and, with the exception of the Federal Home Loan Mortgage Corporation, a majority of its board of directors is not selected by such government unit.

     Person: Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government, or any agency or political subdivision thereof.

     Policy: The Certificate Guaranty Insurance Policy (No. AB0114BE) with respect to the Class A Certificates, and all endorsements thereto dated the Closing Date, issued by the Insurer for the benefit of the Holders of each Class of Class A Certificates, a copy of which is attached hereto as Exhibit K.

     Pool Principal Balance: As to any Distribution Date, the aggregate of the Stated Principal Balances of the Loans which were Outstanding Loans on the Due Date in the month preceding the month of such Distribution Date.

     Preference Claim: As defined in Section 3A.02(e).

     Prepayment Interest Excess: As to any Principal Prepayment received by the Servicer from the first day through the fifteenth day of any calendar month beginning in August 1997, all amounts paid by the related Mortgagor in respect of interest on such Principal Prepayment. All Prepayment Interest Excess shall be paid to the Servicer as additional servicing compensation.

     Prepayment Interest Shortfall: As to any Distribution Date and any Principal Prepayment received on or after the sixteenth day of the month preceding the month of such Distribution Date (or, in the case of the first Distribution Date, on or after the Cut-off Date) and on or before the last day of the month preceding the month of such Distribution Date, the amount, if any, by which one month's interest at the related Mortgage Rate on such Principal Prepayment, net of the Servicing Fee Rate, exceeds the amount of interest paid in connection with such Principal Prepayment.

     Prepayment Period: As to any Distribution Date, the period from the 16th day of the calendar month preceding the month of such Distribution Date (or, in the case of the first Distribution Date, from the Cut-off Date) through the 15th day of the month of such Distribution Date.

     Primary Mortgage Insurance Policy: Each policy of primary mortgage guaranty insurance or any replacement policy therefor with respect to any Loan.

     Principal Prepayment: Any payment of principal by a Mortgagor on a Loan that is received in advance of its scheduled Due Date and is not accompanied by an amount representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment. Partial Principal Prepayments shall be applied by the Servicer in accordance with the terms of the related Mortgage Note.

     Principal Prepayment in Full: Any Principal Prepayment made by a Mortgagor of the entire principal balance of a Loan.

     Prospectus Supplement: The Prospectus Supplement dated June 26, 1997 relating to the Class A Certificates.

     Purchase Price: With respect to any Loan required to be repurchased by a Seller pursuant to Section 2.02 or 2.03 hereof or purchased at the option of the Servicer pursuant to Section 3.11 hereof, an amount equal to the sum of (i) 100% of the Stated Principal Balance of the Loan on the date of such purchase, and
(ii) accrued interest thereon at the applicable Mortgage Rate (or at the applicable Adjusted Mortgage Rate if (x) the purchaser is the Servicer or (y) if the purchaser is a Seller and Equity One-Delaware is the Servicer) from the date through which interest was last paid by the Mortgagor or advanced (and not reimbursed) by the Servicer to the applicable Determination Date in the month in which the Purchase Price is to be distributed to Certificateholders.

     PTCE 95-60: As defined in Section 5.02(b).

     Qualified Insurer: A mortgage guaranty insurance company duly qualified as such under the laws of the state of its principal place of business and each state having jurisdiction over such insurer in connection with the insurance policy issued by such insurer, duly authorized and licensed in such states to transact a mortgage guaranty insurance business in such states and to write the insurance provided by the insurance policy issued by it, approved as a FNMA-approved mortgage insurer and having a claims paying ability rating of at least "AA" or equivalent rating by a nationally recognized statistical rating organization. Any replacement insurer with respect to a Loan must have at least as high a claims paying ability rating as the insurer it replaces had on the Closing Date.

     Rating Agency: Moody's and S&P. If either organization or a successor thereof is no longer in existence, "Rating Agency" shall be such nationally recognized statistical rating organization, or other comparable Person, as is designated by the Depositor with the consent of the Insurer, notice of which designation shall be given to the Trustee. References herein to a given rating category of a Rating Agency shall mean such rating category without giving effect to any modifiers.

     Record Date: With respect to any Distribution Date for so long as the Class A Certificates are not Definitive Certificates, the close of business on the Business Day immediately preceding such Distribution Date. With respect to any Distribution Date on which any Definitive Certificates are outstanding, the last Business Day of the calendar month immediately preceding such Distribution Date.

     Refinance Loan: Any Loan originated in connection with the refinancing of an existing mortgage loan.

     Relief Act: The Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

     Relief Act Reductions: With respect to any Distribution Date and any Loan as to which there has been a reduction in the amount of interest collectible thereon for the most recently ended calendar month as a result of the application of the Relief Act, the amount, if any, by which (i) interest collectible on such Loan for the most recently ended calendar month is less than
(ii) interest accrued thereon for such month pursuant to the Mortgage Note.

     REMIC: A "real estate mortgage investment conduit" within the meaning of section 860D of the Code.

     REMIC Change of Law: Any proposed, temporary or final regulation, revenue ruling, revenue procedure or other official announcement or interpretation relating to REMICs and the REMIC Provisions issued after the Closing Date.

     REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations promulgated thereunder, as the foregoing may be in effect from time to time, as well as provisions of applicable state laws.

     Remittance Amount: As to any Distribution Date, the sum of the Interest Distribution Amount and Certificate Formula Principal Amount for such Distribution Date.

     REO Property: A Mortgaged Property acquired by the Trust Fund through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Loan.

     Request for Release: The Request for Release submitted by the Servicer to the Trustee, substantially in the form of Exhibits J and K, as appropriate.

     Required Insurance Policy: With respect to any Loan, any insurance policy that is required to be maintained from time to time under this Agreement.

     Responsible Officer: When used with respect to the Trustee, any officer assigned to the Corporate Trust Division of the Trustee (or any successor thereto), including any Vice President, any Assistant Vice President, the Secretary, any Assistant Secretary, any Trust Officer or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and having direct responsibility for the administration of this Agreement.

     Rule 144A Letter: As defined in Section 5.02(b).

     Scheduled Payment: The scheduled monthly payment on a Loan due on any Due Date allocable to principal and/or interest on such Loan.

     Securities Act: The Securities Act of 1933, as amended.

     Sellers: Collectively, the following corporations, their successors and assigns, each in its capacity as a Seller of the Loans to the Depositor: Equity One-Delaware, Equity One-Florida, Equity One-Minnesota, Equity One-New Hampshire, Equity One-New York, Equity One-Pennsylvania, Equity One-North Carolina, Equity One-West Virginia.

     Servicer: Equity One, Inc., a Delaware corporation, and its successors and assigns, in its capacity as servicer hereunder.

     Servicer Advance Date: As to any Distribution Date, 9:00 a.m. Eastern Standard Time on the second Business Day immediately preceding such Distribution Date.

     Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses incurred in the performance by the Servicer of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property, (ii) the foreclosure, trustee's sale, or other liquidation of any Mortgage or Mortgaged Property,
(iii) any expenses reimbursable to the Servicer pursuant to Section 3.11 and any enforcement or judicial proceedings, including foreclosures, (iv) the management and liquidation of any REO Property, (v) compliance with the obligations described in Section 3.06 and (vi) any payments made by the Servicer pursuant to
Section 3.09.

     Servicing Amount: The sum of (i) the Servicing Fee (ii) unreimbursed Advances and (iii) unreimbursed Servicing Advances.

     Servicing Fee: As to each Loan and any Distribution Date, an amount payable out of each full payment of interest received on such Loan and equal to one-twelfth of the Servicing Fee Rate multiplied by the Stated Principal Balance of such Loan as of the Due Date in the month of such Distribution Date (prior to giving effect to any Scheduled Payments due on such Loan on such Due Date), subject to reduction as provided in Section 3.14.

     Servicing Fee Rate: With respect to each Loan, 0.5% per annum.

     Servicing Officer: Any officer of the Servicer involved in, or responsible for, the administration and servicing of the Loans whose name and facsimile signature appear on a list of servicing officers furnished to the Trustee (with a copy to the Insurer) by the Servicer on the Closing Date pursuant to this Agreement, as such list may from time to time be amended.

     S&P: Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc. For purposes of Section 10.05(b) the address for notices to S&P shall be Standard & Poor's Ratings Group, 26 Broadway, 15th Floor, New York, New York 10004, Attention: Residential Mortgage Surveillance, or such other address as S&P may hereafter furnish to the Depositor and the Servicer.

     Specified Spread Account Requirement: As of:

(x) any date on or prior to the Step-Down Date, the greatest of (a) $2,571,040.16 (2.50% times the Cut-off Date Pool Principal Balance); (b) the greater of (1) the sum of the principal balances of the three largest Loans as of such date and (2) 0.50% times the Cut-off Date Pool Principal Balance; and
(c) two times the excess of (i) one-half the aggregate principal balance of the Loans which are 90 or more days delinquent (including Loans in foreclosure and REO Properties) over (ii) five times the Monthly Spread Account Deposit Amount as of such Distribution Date; and

(y) any date after the Step-Down Date, the greatest of (a) the lesser of (A) $2,571,040.16 (2.50% times the Cut-off Date Pool Principal Balance) and (B) 5.00% times the outstanding Pool Principal Balance as of such date; (b) the greater of (1) the sum of the principal balances of the three largest Loans as of such date and (2) 0.50% times the Cut-off Date Pool Principal Balance; and
(c) two times the excess of (i) one-half the aggregate principal balance of the Loans which are 90 or more days delinquent (including Loans in foreclosure and REO Properties) over (ii) five times the Monthly Spread Account Deposit Amount as of such Distribution Date.

     Spread Account: The separate Eligible Account or Accounts created and maintained by the Trustee pursuant to Section 3A.01 in the name of the Trustee for the benefit of the Insurer and the Certificateholders and designated "Spread Account, The Chase Manhattan Bank, as trustee for the registered holders of Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 1997-1." Funds in the Spread Account shall be held in trust for the Insurer and the Certificateholders for the uses and purposes set forth in this Agreement.

     Spread Account Deposit Amount: As to any Distribution Date, the amount by which (A) Distributable Funds exceeds (B) the sum of (i) the Insurer's Monthly Premium, (ii) the Trustee Fee, (iii) the Servicing Amount, (iv) the aggregate Interest Distribution Amount for all Classes of the Class A Certificates and (v) the aggregate Certificate Formula Principal Amount for all Classes of the Class A Certificates.

     Spread Account Draw: As defined in Section 3A.01(b)(i).

     Spread Account Excess: As to any Distribution Date, any amount in the Spread Account in excess of the Specified Spread Account Requirement.

     Startup Day: The Closing Date.

     Stated Principal Balance: As to any Loan and Due Date, the unpaid principal balance of such Loan as of such Due Date as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any moratorium or similar waiver or grace period) after giving effect to any previous partial Principal Prepayments and Liquidation Proceeds allocable to principal (other than with respect to any Liquidated Loan) and to the payment of principal due on such Due Date and irrespective of any delinquency in payment by the related Mortgagor.

     Step-down Date: The Distribution Date occurring on the later of (a) the thirtieth Distribution Date or (b) the date upon which the outstanding Pool Principal Balance is less than 50% of the Cut-off Date Pool Principal Balance.

     Streamlined Documentation Loan: Any Loan originated pursuant to the Seller's no income verification loan documentation program.

     Subservicer: Any person to whom the Servicer has contracted for the servicing of all or a portion of the Loans pursuant to Section 3.02.

     Substitute Loan: A Loan substituted by a Seller for a Deleted Loan(s) which must, on the date of such substitution, as confirmed in a Request for Release, substantially in the form of Exhibit J, (i) have a Stated Principal Balance, after deduction of the principal portion of the Scheduled Payment due in the month of substitution, not in excess of, and not more than 10% less than, the Stated Principal Balance(s) of the Deleted Loans; (ii) be accruing interest at a rate no lower than the rate of the Deleted Loan(s) and not more than 1% per annum higher than the rate of the Deleted Loan(s); (iii) have a Loan-to-Value Ratio no higher than that of the Deleted Loan(s); (iv) have a remaining term to maturity no greater than (and not more than one year less than that of) the Deleted Loan(s); and (v) comply as of the date of substitution with each representation and warranty set forth or referred to in Section 2.03.

     Substitution Adjustment Amount: The meaning ascribed to such term pursuant to Section 2.03.

     Tax Matters Person: The person designated as "tax matters person" in the manner provided under Treasury regulation ss.1.860F-4(d) and temporary Treasury regulation ss.301.6231(a)(7)1T. Initially, the Tax Matters Person shall be the Trustee.

     Tax Matters Person Certificate: The Class R Certificate with a Denomination of .00001%.

     Transfer: Any direct or indirect transfer or sale of any Ownership Interest in a Class R Certificate.

     Transfer Affidavit: As defined in Section 5.02(c).

     Transferor Certificate: As defined in Section 5.02(b).

     Trustee: The Chase Manhattan Bank and its successors and, if a successor trustee is appointed hereunder, such successor.

     Trustee Fee: As to any Distribution Date, an amount equal to one-twelfth of the Trustee Fee Rate multiplied by the Pool Principal Balance with respect to such Distribution Date.

     Trustee Fee Rate: With respect to each Loan, the per annum rate agreed upon in writing on or prior to the Closing Date by the Trustee and the Depositor.

     Trust Fund: The corpus of the trust created hereunder consisting of (i) the Loans and all interest and principal received, or receivable, on or with respect thereto on and after the Cut-off Date to the extent not applied in computing the Cut-off Date Principal Balance thereof and all interest and principal payments on such Loans received prior to the Cut-off Date in respect of installments of interest and principal due thereafter; (ii) the Certificate Account, the Distribution Account, the Spread Account, and all amounts deposited therein pursuant to the applicable provisions of this Agreement; (iii) property that secured a Loan and has been acquired by foreclosure, deed-in-lieu of foreclosure or otherwise; (iv) the Policy; and (v) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing.

     Voting Rights: The portion of the voting rights of all of the Certificates which is allocated to any Certificate. As of any date of determination, the percentage of all the Voting Rights allocated to each Class of Certificates shall be the fraction, expressed as a percentage, the numerator of which is the Class Certificate Balance of such Class then outstanding and the denominator of which is the aggregate stated Principal Balance of the Loans then outstanding. The Voting Rights allocated to each Class of Certificates shall be allocated among all Holders of each such Class in proportion to the outstanding Certificate Balances of their respective Certificates on such date.

     Weighted Average Adjusted Net Mortgage Rate: As to any Distribution Date, the weighted average of the Adjusted Net Mortgage Rates of the Outstanding Loans, such weighted average to be calculated based on the Stated Principal Balances of such Outstanding Loans on such Distribution Date.

                                   ARTICLE II

                              CONVEYANCE OF LOANS;
                         REPRESENTATIONS AND WARRANTIES

     SECTION 2.01. Conveyance of Loans.

     (a) Each Seller, concurrently with the execution and delivery hereof, hereby sells, transfers, grants, bargains, assigns, sets over and otherwise conveys to the Depositor, without recourse, all the right, title and interest of such Seller in and to that portion of the Loans listed on the Loan Schedule that pertains to such Seller, including all interest and principal received or receivable by such Seller on or with respect to such Loans after the Cut-off Date and all interest and principal payments on such Loans received prior to the Cut-off Date in respect of installments of interest and principal due thereafter, but not including payments of principal and interest due and payable on such Loans on or before the Cut-off Date. On or prior to the Closing Date, each Seller shall deliver to the Depositor or, at the Depositor's direction, to the Trustee or other designee of the Depositor, the Mortgage File for each Loan listed in that portion of the Loan Schedule that pertains to such Seller. Such delivery of the Mortgage Files shall be made against payment by the Depositor of the purchase price, previously agreed to by such Seller and the Depositor, for the Loans listed on the Loan Schedule that pertains to such Seller. With respect to any Loan that does not have a first payment date on or before the Due Date in the month of the first Distribution Date, such Seller shall deposit into the Distribution Account on or before the Distribution Account Deposit Date relating to the first Distribution Date, an amount equal to one month's interest at the related Adjusted Mortgage Rate on the Cut-off Date Principal Balance of such Loan. In addition, on or prior to the Closing Date, the Depositor shall cause the Insurer to deliver the Policy to the Trustee.

     (b) The Depositor, concurrently with the execution and delivery hereof, hereby sells, transfers, grants, bargains, assigns, sets over and otherwise conveys to the Trustee for the benefit of the Insurer and the Certificateholders, without recourse, all the right, title and interest of the Depositor in and to the Trust Fund together with the Depositor's right to require the Sellers to cure any breach of a representation or warranty made herein by the Sellers or to repurchase or substitute for any affected Loan in accordance herewith.

     (c) In connection with the sale, transfer and assignment set forth in clause (b) above, the Depositor has delivered or caused to be delivered to the Trustee on or before the Closing Date, or a Custodian for the Trustee, for the benefit of the Insurer and the Certificateholders the following documents or instruments with respect to each Loan so sold, transferred and assigned:

          (i) the original Mortgage Note endorsed (by manual or facsimile signature) as follows: "Pay to the order of The Chase Manhattan Bank as trustee for the benefit of the Certificateholders of Equity One ABS, Inc. Mortgage Pass-Through Certificates Series 1997-1 without recourse," with all intervening endorsements and all riders and modifications showing a complete chain of endorsement from the originator to the Person endorsing it to the Trustee (each such endorsement being sufficient to transfer all right, title and interest of the party so endorsing, as noteholder or assignee thereof, in and to that Mortgage Note);

          (ii) except as provided below, the original recorded Mortgage or a copy of such Mortgage certified by the appropriate Seller as being a true and complete copy of the Mortgage with evidence of recording indicated thereon;

          (iii) a copy of an assignment of the Mortgage (which may be included in a blanket assignment or assignments), duly executed by the appropriate Seller and the Depositor, together with, except as provided below, all interim recorded assignments of such mortgage, if any, all riders or modifications to such Mortgage, if any, (each such assignment to be in recordable form and sufficient to effect the assignment of and transfer to the assignee thereof, under the Mortgage to which the assignment relates); provided that, if the related Mortgage has not been returned from the applicable public recording office, such assignment of the Mortgage will be prepared and a copy delivered once the Mortgage is returned (with the original to be delivered to and recorded by the Servicer as follows: the original of each such assignment shall be delivered to the Servicer which shall promptly send such assignments for recording, and which shall return the original recorded assignment to the Trustee once returned as recorded by the applicable recording office);

          (iv) the original or copies of each assumption, modification, written assurance or substitution agreement, if any; and

          (v) except as provided below, the original or duplicate original lender's title policy and all riders thereto.

     In the event that in connection with any Loan the Depositor cannot deliver
(a) the original recorded Mortgage, (b) all interim recorded assignments or (c) the lender's title policy (together with all riders thereto) satisfying the requirements of clause (ii), (iii) or (v) above, respectively, concurrently with the execution and delivery hereof because such document or documents have not been returned from the applicable public recording office in the case of clause
(ii) or (iii) above, or because the title policy has not been delivered to either the Servicer or the Depositor by the applicable title insurer in the case of clause (v) above, the Depositor shall promptly deliver to the Trustee, in the case of clause (ii) or (iii) above, such original Mortgage or such interim assignment, as the case may be, with evidence of recording indicated thereon upon receipt thereof from the public recording office, or a copy thereof, certified, if appropriate, by the relevant recording office, but in no event shall any such delivery of the original Mortgage and each such interim assignment or a copy thereof, certified, if appropriate, by the relevant recording office, be made later than one year following the Closing Date, or, in the case of clause (v) above, no later than 120 days following the Closing Date; provided, however, in the event the Depositor is unable to deliver by such date each Mortgage, and each such interim assignment or each such title policy by reason of the fact that any such documents have not been returned by the appropriate recording office, or, in the case of each such interim assignment, because the related Mortgage or any related interim assignment or, in the case of each title policy, because the title insurer has not received the recording information from the appropriate recording office for such mortgage or assignment, has not been returned by the appropriate recording office, the Depositor shall deliver such documents to the Trustee as promptly as possible upon receipt thereof and, in any event, within 720 days following the Closing Date. The Depositor shall forward or cause to be forwarded to the Trustee (a) from time to time additional original documents evidencing an assumption or modification of a Loan and (b) any other documents required to be delivered by the Depositor or the Servicer to the Trustee. In the event that the original Mortgage is not delivered and in connection with the payment in full of the related Loan and the public recording office requires the presentation of a "lost instruments affidavit and indemnity" or any equivalent document, because only a copy of the Mortgage can be delivered with the instrument of satisfaction or reconveyance, the Servicer shall execute and deliver or cause to be executed and delivered such a document to the public recording office. In the case where a public recording office retains the original recorded Mortgage or in the case where a Mortgage is lost after recordation in a public recording office, the appropriate Seller shall deliver to the Trustee a copy of such Mortgage certified by such public recording office to be a true and complete copy of the original recorded Mortgage.

     As promptly as practicable subsequent to such transfer and assignment, and in any event, within thirty (30) days thereafter, the Servicer shall (i) affix the Trustee's name to each assignment of Mortgage, as the assignee thereof as Trustee for the benefit of the Certificateholders, (ii) cause such assignment to be in proper form for recording in the appropriate public office for real property records and (iii) cause to be delivered for recording in the appropriate public office for real property records the assignments of the Mortgages to the Trustee, except that, with respect to any assignments of Mortgage as to which the information required to prepare such assignment in recordable form has not yet been received, the Servicer's obligation to do so and to deliver the same for such recording shall be as soon as practicable after receipt of such information and in any event within thirty (30) days after receipt thereof.

     In the case of Loans that have been prepaid in full as of the Closing Date, the Depositor, in lieu of delivering the above documents to the Trustee, will deposit in the Certificate Account the portion of such payment that is required to be deposited in the Certificate Account pursuant to Section 3.05 hereof.

     SECTION 2.02. Acceptance by Trustee of the Loans.

     The Trustee acknowledges receipt of the documents identified in the initial certification in the form annexed hereto as Exhibit D and declares that it holds and will hold such documents and the other documents delivered to it constituting the Mortgage Files, and that it holds or will hold such other assets as are included in the Trust Fund, in trust for the exclusive use and benefit of all present and future Certificateholders and the Insurer. The Trustee acknowledges that it will maintain possession of the Mortgage Notes in the State of New York, unless otherwise permitted by the Rating Agencies and the Insurer. In the event that the Trustee desires to maintain possession of the Mortgage Notes in a state constituting one of the United States of America, the Trustee shall, at least thirty (30) days prior to discontinuing possession of the Mortgage Notes in the State of New York, provide (i) a Notice of such intention to the Rating Agencies, the Insurer and the Sellers and (ii) an Opinion of Counsel stating that such relocation of the Mortgage Notes and the possession by the Trustee of the Mortgage Notes in such other state will not destroy or impair the perfection by the Trustee of the security interests assigned and granted to the Trustee pursuant to the provisions of Section 10.04.

     The Trustee agrees to execute and deliver on the Closing Date to the Depositor, the Insurer, the Servicer and the Sellers an initial certification in the form annexed hereto as Exhibit D. Based on its review and examination, and only as to the documents identified in such initial certification, the Trustee shall acknowledge that such documents appear regular on their face and relate to the Loans listed in the Loan Schedule or shall indicate any noted deviations. The Trustee, at the time of delivery of the initial certification, shall be under no duty or obligation (i) to inspect, review or examine said documents, instruments, certificates or other papers to determine that the same are genuine, enforceable or appropriate for the represented purpose or that they have actually been recorded in the real estate records or that they are other than what they purport to be on their face or (ii) to determine whether Trustee's Mortgage File shall include any of the documents listed in Section 2.01(c), except for the Mortgage Note.

     Not later than 90 days after the Closing Date, the Trustee shall deliver to the Depositor, the Servicer and the Sellers a final certification in the form annexed hereto as Exhibit E, with any applicable exceptions noted thereon.

     If the Trustee or the Insurer finds any document constituting a part of a Mortgage File which does not meet the requirements of Section 2.01, the Trustee shall list such as an exception in the final certification; provided, however that the Trustee shall not make any determination as to whether (i) any endorsement is sufficient to transfer all right, title and interest of the party so endorsing, as noteholder or assignee thereof, in and to that Mortgage Note or
(ii) any assignment is in recordable form or is sufficient to effect the assignment of and transfer to the assignee thereof under the mortgage to which the assignment relates. In performing any such review, the Trustee may conclusively rely on the Depositor as to the purported genuineness of any such document and any signature thereon. It is understood that the scope of the Trustee's review of the Mortgage Files is limited solely to confirming that the documents listed in Section 2.01(c) have been received and further confirming that any and all documents delivered pursuant to Section 2.01(c) have been executed and relate to the Loans identified in the Loan Schedule. The Trustee shall have no responsibility for determining whether any document is valid and binding, whether the text of any assignment or endorsement is in proper or recordable form, whether any document has been recorded in accordance with the requirements of any applicable jurisdiction, or whether a blanket assignment is permitted in any applicable jurisdiction. The appropriate Seller shall promptly correct or cure such defect within 90 days from the date it was so notified of such defect and, if the appropriate Seller does not correct or cure such defect within such period, the appropriate Seller shall either (a) substitute for the related Loan a Substitute Loan, which substitution shall be accomplished in the manner and subject to the conditions set forth in Section 2.03, or (b) purchase such Loan from the Trustee within 90 days from the date the appropriate Seller was notified of such defect in writing at the Purchase Price of such Loan; provided, however, that in no event shall such substitution or purchase occur more than 540 days from the Closing Date, except that if the substitution or purchase of a Loan pursuant to this provision is required by reason of a delay in delivery of any comments by the appropriate recording office, and there is a dispute between either the Servicer or the appropriate Seller and the Trustee over the location or status of the recorded document, then such substitution or purchase shall occur within 720 days from the Closing Date. The Trustee shall deliver a report to each Rating Agency and the Insurer within 720 days from the Closing Date indicating a list of all documents in each Mortgage File in the possession of the Trustee. Any such substitution pursuant to (a) above or purchase pursuant to (b) above shall not be effected prior to the delivery to the Trustee of the opinion of Counsel required by Section 2.05 hereof, if any, and any substitution pursuant to (a) above shall not be effected prior to the additional delivery to the Trustee of a Request for release substantially in the form of Exhibit J. No substitution is permitted to be made in any calendar month after the Determination Date for such month. The Purchase Price for any such Loan shall be deposited by the appropriate Seller in the Certificate Account on or prior to the Distribution Account Deposit Date for the Distribution Date in the month following the month of repurchase and, upon receipt of such deposit and certification with respect thereto in the form of Exhibit J hereto, the Trustee shall release the related Mortgage File to the appropriate Seller and shall execute and deliver at the appropriate Seller's request such instruments of transfer or assignment prepared by the appropriate Seller, in each case without recourse, as shall be necessary to vest in the appropriate Seller, or a designee, the Trustee's interest in any Loan released pursuant hereto.

     The Trustee shall retain possession and custody of each Mortgage File in accordance with and subject to the terms and conditions set forth herein. The Servicer shall promptly deliver to the Trustee, upon the execution or receipt thereof, the originals of such other documents or instruments constituting the Mortgage File as come into the possession of the Servicer from time to time.

     It is understood and agreed that the obligation of the appropriate Seller to substitute for or to purchase any Loan which does not meet the requirements of Section 2.01 above shall constitute the sole and exclusive remedy respecting such defect available to the Trustee, the Depositor and any Certificateholder against any Seller.

     SECTION 2.03. Representations, Warranties and Covenants of the Sellers and
                   the Servicer.

     (a) (i) Equity One-Delaware, Equity One-Florida, Equity One-Minnesota, Equity One-New Hampshire, Equity One-New York, Equity One-Pennsylvania, Equity One-North Carolina and Equity One-West Virginia, in their capacities as Sellers, hereby make the representations and warranties set forth in Schedules IIA-H respectively, and by this reference incorporated herein, to the Depositor, the Insurer and the Trustee, as of the Closing Date, or if so specified therein, as of the Cut-off Date; and

         (ii) Equity One-Delaware, in its capacity as Servicer, hereby makes the representations and warranties set forth in Schedule IIX hereto, and by this reference incorporated herein, to the Depositor, the Insurer and the Trustee, as of the Closing Date, or if so specified therein, as of the Cut-Off Date.

     (b) Equity One-Delaware, Equity One-Florida, Equity One-Minnesota, Equity One-New Hampshire, Equity One-New York, Equity One-Pennsylvania, Equity One-North Carolina and Equity One-West Virginia, in their capacities as Sellers, hereby make the representations and warranties set forth in Schedule IIIA-H respectively, and by this reference incorporated herein, to the Depositor, the Insurer and the Trustee, as of the Closing Date, or if so specified therein, as of the Cut-off Date.

     (c) Upon discovery by any of the parties hereto or the Insurer of a breach of a representation or warranty made pursuant to Section 2.03(b) that materially and adversely affects the interests of the Certificateholders or the Insurer in any Loan, the party discovering such breach shall give prompt notice thereof to the other parties. Each Seller, for itself and not jointly and severally for all other Sellers, hereby covenants that within 90 days of the earlier of its discovery or its receipt of written notice from any party of a breach of any representation or warranty made pursuant to Section 2.03(b) which materially and adversely affects the interests of the Certificateholders or the Insurer in any Loan listed on the Loan Schedule that pertains to such Seller, such Seller shall cure such breach in all material respects, and if such breach is not so cured, shall, (i) if such 90-day period expires prior to the second anniversary of the Closing Date, remove such Loan (a "Deleted Loan") from the Trust Fund and substitute in its place a Substitute Loan, in the manner and subject to the conditions set forth in this Section or (ii) repurchase the affected Loan or Loans from the Trustee at the Purchase Price in the manner set forth below; provided, however, that any such substitution pursuant to (i) above shall not be effected prior to the delivery to the Trustee of the Opinion of Counsel required by Section 2.05 hereof, if any, and any such substitution pursuant to (i) above shall not be effected prior to the additional delivery to the Trustee of a Request for Release substantially in the form of Exhibit J and the Mortgage File for any such Substitute Loan.

The appropriate Seller shall promptly reimburse the Servicer and the Trustee for any expenses reasonably incurred by the Servicer or the Trustee in respect of enforcing the remedies for such breach. With respect to the representations and warranties described in this Section which are made to the best of a Seller's knowledge, if it is discovered by either the Depositor, the appropriate Seller or the Trustee that the substance of such representation and warranty is inaccurate and such inaccuracy materially and adversely affects the value of the related Loan or the interests of the Certificateholders or the Insurer therein, notwithstanding the appropriate Seller's lack of knowledge with respect to the substance of such representation or warranty, such inaccuracy shall be deemed a breach by such Seller of the applicable representation or warranty.

     With respect to any Substitute Loan or Loans, the appropriate Seller shall deliver to the Trustee for the benefit of the Certificateholders and the Insurer the Mortgage Note, the Mortgage, the related assignment of the Mortgage, and such other documents and agreements as are required by Section 2.01, with the Mortgage Note endorsed and the Mortgage assigned as required by Section 2.01. No substitution is permitted to be made in any calendar month after the Determination Date for such month. Scheduled Payments due with respect to Substitute Loans in the month of substitution shall not be part of the Trust Fund and will be retained by the appropriate Seller on the next succeeding Distribution Date. For the month of substitution, distributions to Certificateholders will include the monthly payment due on any Deleted Loan for such month and thereafter the appropriate Seller shall be entitled to retain all amounts received in respect of such Deleted Loan. The Servicer shall amend the Loan Schedule for the benefit of the Certificateholders and the Insurer to reflect the removal of such Deleted Loan and the substitution of the Substitute Loan or Loans and the Servicer shall deliver the amended Loan Schedule to the Trustee. Upon such substitution, the Substitute Loan or Loans shall be subject to the terms of this Agreement in all respects, and the appropriate Seller shall be deemed to have made with respect to such Substitute Loan or Loans, as of the date of substitution, the representations and warranties made pursuant to
Section 2.03(b). Upon any such substitution and the deposit to the Certificate Account of the amount required to be deposited therein in connection with such substitution as described in the following paragraph, the Trustee shall release the Mortgage File held for the benefit of the Certificateholders and the Insurer relating to such Deleted Loan to the appropriate Seller and shall execute and deliver at the appropriate Seller's direction such instruments of transfer or assignment prepared by the appropriate Seller, in each case without recourse, as shall be necessary to vest title in the appropriate Seller, or its designee, with respect to the Trustee's interest in any Deleted Loan substituted for pursuant to this Section 2.03.

     For any month in which the appropriate Seller substitutes one or more Substitute Loans for one or more Deleted Loans, the Servicer will determine the amount (if any) by which the aggregate principal balance of all such Substitute Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Loans (after application of the scheduled principal portion of the monthly payments due in the month of substitution). The amount of such shortage (the "Substitution Adjustment Amount") plus an amount equal to the aggregate of any unreimbursed Advances with respect to such Deleted Loans shall be deposited in the Certificate Account by the appropriate Seller on or before the Distribution Account Deposit Date for the Distribution Date in the month succeeding the calendar month during which the related Loan became required to be purchased or replaced hereunder.

     In the event that the appropriate Seller shall have repurchased a Loan, the Purchase Price therefor shall be deposited in the Certificate Account pursuant to Section 3.05 on or before the Distribution Account Deposit Date for the Distribution Date in the month following the month during which the appropriate Seller became obligated hereunder to repurchase or replace such Loan and upon such deposit of the Purchase Price, the delivery of the Opinion of Counsel required by Section 2.05 and receipt of a Request for Release in the form of Exhibit J hereto, the Trustee shall release the related Mortgage File held for the benefit of the Certificateholders and the Insurer to such Person, and the Trustee shall execute and deliver at such Person's direction such instruments of transfer or assignment prepared by such Person, in each case without recourse, as shall be necessary to transfer title from the Trustee. It is understood and agreed that the obligation under this Agreement of any Person to cure, repurchase or replace any Loan as to which a breach of a representation or warranty has occurred and is continuing shall constitute the sole and exclusive remedy against such Persons respecting such breach of a representation and warranty available to Certificateholders, the Depositor or the Trustee on their behalf.

     The representations and warranties made pursuant to this Section 2.03 shall survive delivery of the respective Mortgage Files to the Trustee for the benefit of the Certificateholders and the Insurer.

     SECTION 2.03A. Additional Obligations of Equity One-Delaware.

     (a) In addition to the representations and warranties made by Equity One-Delaware in its capacity as a Seller, as described in Section 2.03 and set forth in Schedules IIA and IIIA, Equity One-Delaware hereby represents and warrants to the Depositor, the Insurer and the Trustee that all of the representations and warranties of the other Sellers described in Section 2.03 and set forth in Schedules IIB-H and IIIB-H are true and accurate in all respects.

     (b) Equity One-Delaware hereby covenants that it shall comply with the repurchase and substitution obligations described in Section 2.02 and 2.03 in the event that (i) a breach of any of the representations and warranties set forth in Schedules IIIB-H occurs and (ii) the related Seller defaults on its repurchase and substitution obligations under Sections 2.02 and 2.03.

     SECTION 2.04. Representations and Warranties of the Depositor as to
                   the Loans.

     The Depositor hereby represents and warrants to the Trustee and the Insurer with respect to each Loan as of the date hereof or such other date set forth herein that as of the Closing Date, and following the transfer of the Loans to it by the Sellers, the Depositor had good title to the Loans and the Mortgage Notes were subject to no offsets, defenses or counterclaims.

     The Depositor, concurrently with the execution and delivery hereof, hereby sells, transfers, assigns, sets over, grants, bargains and otherwise conveys to the Trustee for the benefit of the Certificateholders and the Insurer, without recourse, all of its rights, title and interest with respect to the Loans including, without limitation, the representations and warranties of the Sellers made pursuant to Sections 2.03(a) and 2.03(b) hereof, together with all rights of the Depositor to require any applicable Seller to cure any breach thereof or to repurchase or substitute for any affected Loan in accordance with this Agreement.

     It is understood and agreed that the representations and warranties set forth in this Section 2.04 shall survive delivery of the Mortgage Files to the Trustee. Upon discovery by the Depositor, the Insurer or the Trustee of a breach of any of the foregoing representations and warranties set forth in this Section 2.04, which breach materially and adversely affects the interest of the Certificateholders or the Insurer, the party discovering such breach shall give prompt written notice to the others and to each Rating Agency.

     SECTION 2.05. Delivery of Opinion of Counsel in Connection with
                   Substitutions.

     (a) Notwithstanding any contrary provision of this Agreement, no substitution pursuant to Section 2.02 or Section 2.03 shall be made more than 90 days after the Closing Date unless the appropriate Seller delivers to the Trustee and the Insurer an Opinion of Counsel, which Opinion of Counsel shall not be at the expense of either the Trustee or the Trust Fund, addressed to the Trustee, to the effect that such substitution will not (i) result in the imposition of the tax on "prohibited transactions" on the Trust Fund or contributions after the Startup Day, as defined in Sections 860F(a)(2) and 860G(d) of the Code, respectively, or (ii) cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding.

     (b) Upon discovery by the Depositor, the appropriate Seller, the Servicer, the Insurer or the Trustee that any Loan does not constitute a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code, the party discovering such fact shall promptly (and in any event within five (5) Business Days of discovery) give written notice thereof to the other parties. In connection therewith, the Trustee shall require the appropriate Seller, at the appropriate Seller's option, to either (i) substitute, if the conditions in
Section 2.03(c) with respect to substitutions are satisfied, a Substitute Loan for the affected Loan, or (ii) repurchase the affected Loan within 90 days of such discovery in the same manner as it would a Loan for a breach of representation or warranty made pursuant to Section 2.03. The Trustee shall reconvey to such Seller the Loan to be released pursuant hereto in the same manner, and on the same terms and conditions, as it would a Loan repurchased for breach of a representation or warranty contained in Section 2.03.

     SECTION 2.06. Execution and Delivery of Certificates.

     The Trustee acknowledges the transfer and assignment to it of the Trust Fund and, concurrently with such transfer and assignment and in payment therefor, has executed and delivered to or upon the order of the Depositor, the Certificates in authorized denominations evidencing directly or indirectly the entire ownership of the Trust Fund. The Trustee agrees to hold the Trust Fund and exercise the rights referred to above for the benefit of all present and future Holders of the Certificates and to perform the duties set forth in this Agreement to the best of its ability, to the end that the interests of the Holders of the Certificates may be adequately and effectively protected.

     SECTION 2.07. REMIC Matters.

     The Preliminary Statement sets forth the designations and "latest possible maturity date" for federal income tax purposes of all interests created hereby. The "Startup Day" for purposes of the REMIC Provisions shall be the Closing Date. The "tax matters person" with respect to the Trust Fund shall be the Trustee and the Trustee shall hold the Tax Matters Person Certificate. The Trust Fund's fiscal year shall be the calendar year.

     SECTION 2.08. Covenants of the Servicer.

     The Servicer hereby covenants to the Depositor, the Insurer and the Trustee as follows:

          (a) the Servicer shall comply in the performance of its obligations under this Agreement with all reasonable rules and requirements of the insurer under each Required Insurance Policy; and

          (b) no written information, certificate of an officer, statement furnished in writing or written report delivered to the Depositor, any affiliate of the Depositor, the Insurer or the Trustee and prepared by the Servicer pursuant to this Agreement will contain any untrue statement of a material fact or omit to state a material fact necessary to make such information, certificate, statement or report not misleading.


                                   ARTICLE III

                          ADMINISTRATION AND SERVICING
                                    OF LOANS

          SECTION 3.01. Servicer to Service Loans.

     For and on behalf of the Certificateholders and the Insurer, the Servicer shall service and administer the Loans in accordance with the terms of this Agreement and customary and usual standards of practice of prudent mortgage loan servicers. In connection with such servicing and administration, the Servicer shall have full power and authority, acting alone and/or through Subservicers as provided in Section 3.02 hereof, to do or cause to be done any and all things that it may deem necessary or desirable in connection with such servicing and administration, including but not limited to, the power and authority, subject to the terms hereof, (i) to execute and deliver, on behalf of the Certificateholders and the Trustee, customary consents or waivers and other instruments and documents, (ii) to consent to transfers of any Mortgaged Property and assumptions of the Mortgage Notes and related Mortgages (but only in the manner provided in this Agreement), (iii) to collect any Insurance Proceeds and other Liquidation Proceeds, and (iv) to effectuate foreclosure or other conversion of the ownership of the Mortgaged Property securing any Loan; provided that the Servicer shall not take any action that is inconsistent with or prejudices the interests of the Trust Fund, the Insurer or the Certificateholders in any Loan or the rights and interests of the Depositor, the Insurer, the Trustee and the Certificateholders under this Agreement. The Servicer shall represent and protect the interests of the Trust Fund in the same manner as it protects its own interests in mortgage loans in its own portfolio in any claim, proceeding or litigation regarding a Loan, and shall not make or permit any modification, waiver or amendment of any Loan which would cause the Trust Fund to fail to qualify as a REMIC or result in the imposition of any tax under Section 860F(a) or Section 860G(d) of the Code. Without limiting the generality of the foregoing, the Servicer, in its own name or in the name of the Depositor and the Trustee, is hereby authorized and empowered by the Depositor and the Trustee, when the Servicer believes it appropriate in its reasonable judgment, to execute and deliver, on behalf of the Trustee, the Depositor, the Certificateholders or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge and all other comparable instruments, with respect to the Loans, and with respect to the Mortgaged Properties held for the benefit of the Certificateholders. The Servicer shall prepare and deliver to the Depositor and/or the Trustee such documents requiring execution and delivery by either or both of them as are necessary or appropriate to enable the Servicer to service and administer the Loans to the extent that the Servicer is not permitted to execute and deliver such documents pursuant to the preceding sentence. Upon receipt of such documents, the Depositor and/or the Trustee shall execute such documents and deliver them to the Servicer.

     SECTION 3.02. Subservicing; Enforcement of the Obligations of Servicers.

     (a) The Servicer may arrange for the subservicing of any Loan by a Subservicer pursuant to a subservicing agreement; provided, however, that such subservicing arrangement and the terms of the related subservicing agreement must provide for the servicing of such Loans in a manner consistent with the servicing arrangements contemplated hereunder. Unless the context otherwise requires, references in this Agreement to actions taken or to be taken by the Servicer in servicing the Loans include actions taken or to be taken by a Subservicer on behalf of the Servicer. Notwithstanding the provisions of any subservicing agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Servicer and a Subservicer or reference to actions taken through a Subservicer or otherwise, the Servicer shall remain obligated and liable to the Depositor, the Trustee, the Insurer and the Certificateholders for the servicing and administration of the Loans in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such subservicing agreements or arrangements or by virtue of indemnification from the Subservicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Loans. All actions of each Subservicer performed pursuant to the related subservicing agreement shall be performed as an agent of the Servicer with the same force and effect as if performed directly by the Servicer.

     (b) For purposes of this Agreement, the Servicer shall be deemed to have received any collections, recoveries or payments with respect to the Loans that are received by a Subservicer regardless of whether such payments are remitted by the Subservicer to the Servicer.

     SECTION 3.03. Rights of the Depositor and the Trustee in Respect of the
                   Servicer.

     The Depositor may, but is not obligated to, enforce the obligations of the Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Servicer hereunder and in connection with any such defaulted obligation to exercise the related rights of the Servicer hereunder; provided that the Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Depositor or its designee. Neither the Trustee nor the Depositor shall have any responsibility or liability for any action or failure to act by the Servicer nor shall the Trustee or the Depositor be obligated to supervise the performance of the Servicer hereunder or otherwise.

     SECTION 3.04. Trustee to Act as Servicer.

     In the event that the Servicer shall for any reason no longer be the Servicer hereunder (including by reason of an Event of Default), the Trustee or its successor shall thereupon assume all of the rights and obligations of the Servicer hereunder arising thereafter (except that the Trustee shall not be (i) liable for losses of the Servicer pursuant to Section 3.09 hereof or any acts or omissions of the predecessor Servicer hereunder, (ii) obligated to make Advances if it is prohibited from doing so by applicable law, (iii) obligated to effectuate repurchases or substitutions of Loans hereunder including, but not limited to, repurchases or substitutions of Loans pursuant to Section 2.02 or
2.03 hereof, (iv) responsible for expenses of the Servicer pursuant to Section
2.03 or (v) deemed to have made any representations and warranties of the Servicer hereunder). Any such assumption shall be subject to Section 7.02 hereof. If the Servicer shall for any reason no longer be the Servicer (including by reason of any Event of Default), the Trustee or its successor shall succeed to any rights and obligations of the Servicer under each subservicing agreement.

     The Servicer shall, upon request of the Trustee, but at the expense of the Servicer, deliver to the assuming party all documents and records relating to each subservicing agreement or substitute subservicing agreement and the Loans then being serviced thereunder and an accounting of amounts collected or held by it and otherwise use its best efforts to effect the orderly and efficient transfer of the substitute subservicing agreement to the assuming party.

     SECTION 3.05. Collection of Loan Payments; Certificate Account;
                   Distribution Account; Spread Account.

     (a) The Servicer shall make reasonable efforts in accordance with the customary and usual standards of practice of prudent mortgage servicers to collect all payments called for under the terms and provisions of the Loans to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any related Required Insurance Policy. Consistent with the foregoing, the Servicer may in its discretion (i) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Loan and (ii) extend the due dates for payments due on a Mortgage Note for a period not greater than 180 days; provided, however, that the Servicer cannot extend the maturity of any such Loan past the date on which the final payment is due on the latest maturing Loan as of the Cut-off Date. In the event of any such arrangement, the Servicer shall make Advances on the related Loan in accordance with the provisions of Section 4.01 during the scheduled period in accordance with the amortization schedule of such Loan without modification thereof by reason of such arrangements. The Servicer shall not be required to institute or join in litigation with respect to collection of any payment (whether under a Mortgage, Mortgage Note or otherwise or against any public or governmental authority with respect to a taking or condemnation) if it reasonably believes that enforcing the provision of the Mortgage or other instrument pursuant to which such payment is required is prohibited by applicable law.

     (b) The Servicer shall establish and maintain a Certificate Account into which the Servicer shall deposit or cause to be deposited on a daily basis within one Business Day of receipt, except as otherwise specifically provided herein, the following payments and collections remitted by Subservicers or received by it in respect of Loans subsequent to the Cut-off Date (other than in respect of principal and interest due on the Loans on or before the Cut-off
Date) and the following amounts required to be deposited hereunder:

          (i) all payments on account of principal on the Loans, including Principal Prepayments;

          (ii) all payments on account of interest on the Loans, net of the related Servicing Fee;

          (iii) all Insurance Proceeds and Liquidation Proceeds, other than proceeds to be applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with the Servicer's normal servicing procedures;

          (iv) any amount required to be deposited by the Servicer pursuant to
     Section 3.05(d) in connection with any losses on Permitted Investments;

          (v) any amounts required to be deposited by the Servicer pursuant to
     Section 3.09(c) and, in respect of net monthly rental income from REO Property, pursuant to Section 3.11 hereof;

          (vi) all Substitution Adjustment Amounts;

          (vii) all Advances made by the Servicer pursuant to Section 4.01; and

          (viii) any other amounts required to be deposited hereunder.

     The foregoing requirements for remittance by the Servicer shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of prepayment penalties, late payment charges or assumption fees, if collected, need not be remitted by the Servicer. In the event that the Servicer shall remit any amount not required to be remitted, it may at any time withdraw or direct the institution maintaining the Certificate Account to withdraw such amount from the Certificate Account, any provision herein to the contrary notwithstanding. Such withdrawal or direction may be accomplished by delivering written notice thereof to the Trustee or such other institution maintaining the Certificate Account which describes the amounts deposited in error in the Certificate Account. The Servicer shall maintain adequate records with respect to all withdrawals made pursuant to this Section. All funds deposited in the Certificate Account shall be held in trust for the Certificateholders until withdrawn in accordance with Section 3.08.

     (c) The Trustee shall establish and maintain, on behalf of the Certificateholders and the Insurer, the Distribution Account. The Trustee shall, promptly upon receipt, deposit in the Distribution Account and retain therein the following:

          (i) the aggregate amount remitted by the Servicer to the Trustee pursuant to Section 3.08(a)(ix); and

          (ii) any other amounts deposited hereunder which are required to be deposited in the Distribution Account.

     In the event that the Servicer shall remit any amount not required to be remitted, it may at any time direct the Trustee to withdraw such amount from the Distribution Account, any provision herein to the contrary notwithstanding. Such direction may be accomplished by delivering an Officer's Certificate to the Trustee which describes the amounts deposited in error in the Distribution Account. All funds deposited in the Distribution Account shall be held by the Trustee uninvested in trust for the Certificateholders until disbursed in accordance with this Agreement or withdrawn in accordance with Section 3.08. In no event shall the Trustee incur liability for withdrawals from the Distribution Account at the direction of the Servicer.

     (d) Each institution at which the Certificate Account and the Spread Account is maintained shall invest the funds therein as directed in writing by the Servicer in Permitted Investments, which shall mature not later than, in the case of the Certificate Account, the second Business Day next preceding the related Distribution Account Deposit Date (except that if such Permitted Investment is an obligation of the institution that maintains such account, then such Permitted Investment shall mature not later than the Business Day next preceding such Distribution Account Deposit Date) and shall not be sold or disposed of prior to its maturity. All such Permitted Investments shall be made in the name of the Trustee, for the benefit of the Certificateholders and the Insurer. So long as no Event of Default shall have occurred and be continuing, all income and gain net of any losses realized from any such investment of funds on deposit in the Certificate Account shall be for the benefit of the Servicer as servicing compensation and shall be remitted to it monthly as provided herein. All income and gain net of any losses realized from Permitted Investments made with funds on deposit in the Spread Account and, if an Event of Default shall have occurred and be continuing, from all other Permitted Investments shall be deposited into the Spread Account. The amount of any realized losses in the Certificate Account or the Spread Account incurred in any such account in respect of any such investments shall promptly be deposited by the Servicer in the Certificate Account or paid to the Trustee for deposit into the Spread Account, as applicable. The Trustee in its fiduciary capacity shall not be liable for the amount of any loss incurred in respect of any investment or lack of investment of funds held in the Certificate Account or Spread Account and made in accordance with this Section 3.05.

     (e) The Servicer shall give notice to the Trustee, the Insurer, each Seller, each Rating Agency and the Depositor of any proposed change of the location of the Certificate Account prior to any change thereof. The Trustee shall give notice to the Servicer, the Seller, each Rating Agency and the Depositor of any proposed change of the location of the Distribution Account prior to any change thereof.

     (f) Amounts on deposit in the Spread Account may be invested in Permitted Investments which shall mature no later than the Business Day immediately preceding the next Distribution

Date; provided, however, that amounts on deposit in the Spread Account may mature at a later date than that set forth above, upon receipt by the Trustee of the Insurer's consent and confirmation in writing from each Rating Agency that such investment's maturity shall not result in a downgrade of the Class A Certificates.

     SECTION 3.06. Payment of Taxes, Assessments, Hazard Insurance Premiums and
                   Similar Items.

     (a) The Servicer shall require Mortgagors to pay all taxes, assessments, hazard insurance premiums, flood insurance premiums, condominium association dues or comparable items for the account of the Mortgagors.

     (b) The Servicer shall advance any payments referred to in Section 3.06(a) that are not timely paid by the Mortgagors on the date when the tax, premium or other cost for which such payment is intended is due, but the Servicer shall be required so to advance only to the extent that such advances, in the good faith judgment of the Servicer, are required to be made to protect the lien of the Mortgage and will be recoverable by the Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise. The amount of any such advances made by the Servicer for the purpose of maintaining any hazard or flood insurance shall not, for the purpose of calculating monthly distributions to the Certificateholders or remittances to the Trustee for their benefit, be added to the principal balance of the related Loan, notwithstanding that the terms of the Loan so permit. Any advance made by the Servicer pursuant to this Section 3.06 shall be recoverable as a Servicing Advance to the extent permitted by Section 3.08.

     SECTION 3.07. Access to Certain Documentation and Information Regarding
                   the Loans.

     The Servicer shall afford the Depositor, the Insurer, the Trustee and each Rating Agency reasonable access to all records and documentation regarding the Loans and all accounts, insurance information and other matters relating to this Agreement, such access being afforded without charge, but only upon reasonable request and during normal business hours at the office designated by the Servicer.

     Upon reasonable advance notice in writing, the Servicer will provide to each Certificateholder which is a savings and loan association, bank or insurance company certain reports and reasonable access to information and documentation regarding the Loans sufficient to permit such Certificateholder to comply with applicable regulations of the OTS or other regulatory authorities with respect to investment in the Certificates; provided that the Servicer shall be entitled to be reimbursed by each such

Certificateholder for actual expenses incurred by the Servicer in providing such reports and access.

     SECTION 3.08. Permitted Withdrawals from the Certificate Account and
                   Distribution Account.

     (a) The Servicer may from time to time make withdrawals from the Certificate Account for the following purposes:

          (i) to pay to the Servicer (to the extent not previously retained by the Servicer) the servicing compensation to which it is entitled pursuant to Section 3.14, and, subject to Section 3.05(d), to pay to the Servicer or the Spread Account, as the case may be, as additional servicing compensation, earnings on or investment income with respect to funds in or credited to the Certificate Account;

          (ii) to reimburse the Servicer for unreimbursed Advances made by it, such right of reimbursement pursuant to this subclause (ii) being limited to amounts received on the Loan(s) in respect of which any such Advance was made;

          (iii) to reimburse the Servicer for any Nonrecoverable Advance previously made;

          (iv) to reimburse the Servicer for Insured Expenses from the related Insurance Proceeds;

          (v) to reimburse the Servicer for (a) unreimbursed Servicing Advances, the Servicer's right to reimbursement pursuant to this clause (a) with respect to any Loan being limited to amounts received on such Loan(s) which represent late recoveries of the payments for which such advances were made pursuant to Section 3.01 or Section 3.06 and (b) for unpaid Servicing Fees as provided in Section 3.11 hereof;

          (vi) to pay to the purchaser, with respect to each Loan or property acquired in respect thereof that has been purchased pursuant to Section 2.02, 2.03 or 3.11, all amounts received thereon after the date of such purchase;

          (vii) to reimburse the Sellers, the Servicer or the Depositor for expenses incurred by any of them and reimbursable pursuant to Section 6.03 hereof;

          (viii) to withdraw any amount deposited in the Certificate Account and not required to be deposited therein;

          (ix) on or prior to the Distribution Account Deposit Date, to withdraw an amount equal to the related Available Funds for such Distribution Date and remit such amount to the Trustee for deposit in the Distribution Account; and

          (x) to clear and terminate the Certificate Account upon termination of this Agreement pursuant to Section 9.01 hereof.

     The Servicer shall keep and maintain separate accounting, on a Loan by Loan basis, for the purpose of justifying any withdrawal from the Certificate Account pursuant to such subclauses (i), (ii), (iv), (v) and (vi). Prior to making any withdrawal from the Certificate Account pursuant to subclause (iii), the Servicer shall deliver to the Trustee an Officer's Certificate of a Servicing Officer indicating the amount of any previous Advance determined by the Servicer to be a Nonrecoverable Advance and identifying the related Loans(s), and their respective portions of such Nonrecoverable Advance.

     (b) The Trustee shall withdraw funds from the Distribution Account for distributions to Certificateholders in the manner specified in this Agreement (and to withhold from the amounts so withdrawn, the amount of any taxes that it is authorized to withhold pursuant to the last paragraph of Section 8.11). In addition, the Trustee may from time to time make withdrawals from the Distribution Account for the following purposes:

          (i) to pay to itself the Trustee Fee and certain expenses for the related Distribution Date;

          (ii) to withdraw and return to the Servicer any amount deposited in the Distribution Account and not required to be deposited therein; and

          (iii) to clear and terminate the Distribution Account upon termination of the Agreement pursuant to Section 9.01 hereof.


     SECTION 3.09. Maintenance of Hazard Insurance; Maintenance of Primary
                   Insurance Policies.

     (a) The Servicer shall require Mortgagors to maintain, for each Loan, hazard insurance with extended coverage in an amount that is at least equal to the original principal balance of the related Loan or the replacement cost of the related Mortgaged Property, whichever is less. Each such policy of standard hazard insurance shall contain, or have an accompanying endorsement that contains, a standard mortgagee clause. Any amounts collected by the Servicer under any such policies (other than the amounts to be applied to the restoration or repair of the related Mortgaged Property or amounts released to the Mortgagor in accordance with the Servicer's normal servicing procedures) shall be deposited in the Certificate Account. It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor or maintained on property acquired in respect of a Mortgage other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. If the Mortgaged Property is located at the time of origination of the Loan in a federally designated special flood hazard area and such area is participating in the national flood insurance program, the Servicer shall require the related Mortgagor to maintain flood insurance with respect to such Loan. Such flood insurance shall be in an amount equal to the original principal balance of the related Loan.

     (b) The Servicer shall not be required to have Mortgagors maintain any Primary Mortgage Insurance Policy with respect to any Loan, but may do so. The Servicer shall not take any action which would result in non-coverage under any applicable Primary Mortgage Insurance Policy of any loss which, but for the actions of the Servicer, would have been covered thereunder. If any Mortgagor fails to pay the premiums for its Primary Mortgage Insurance Policy, if any, the Servicer may, but shall not be required to, pay such premiums. Any payment made by the Servicer pursuant to this Section 3.09(b) shall be recoverable as a Servicing Advance to the extent permitted by Section 3.08.

     (c) In connection with its activities as Servicer of the Loans, the Servicer agrees to present on behalf of itself, the Trustee, the Insurer and Certificateholders, claims to the insurer under any Primary Mortgage Insurance Policies and, in this regard, to take such reasonable action as shall be necessary to permit recovery under any Primary Mortgage Insurance Policies respecting defaulted Loans. Any amounts collected by the Servicer under any Primary Mortgage Insurance Policies shall be deposited in the Certificate Account.

     SECTION 3.10. Enforcement of Due-on-Sale Clauses; Assumption Agreements.

     (a) When any property subject to a Mortgage has been conveyed by the Mortgagor, the Servicer, to the extent that it has knowledge of such conveyance, may, at its discretion, but is not required to, enforce any due-on-sale clause contained in any Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy. The

Servicer is authorized, subject to Section 3.10(b), to take or enter into an assumption and modification agreement from or with the person to whom such property has been or is about to be conveyed, pursuant to which such person becomes liable under the Mortgage Note and, unless prohibited by applicable state law, the Mortgagor remains liable thereon, provided that the Loan shall continue to be covered (if so covered before the Servicer enters such agreement) by the applicable Required Insurance Policies. The Servicer, subject to Section 3.10(b), is also authorized with the prior approval of the insurers under any Required Insurance Policies to enter into a substitution of liability agreement with such Person, pursuant to which the original Mortgagor is released from liability and such Person is substituted as Mortgagor and becomes liable under the Mortgage Note. Notwithstanding the foregoing, the Servicer shall not be deemed to be in default under this Section by reason of any transfer or assumption which the Servicer reasonably believes it is restricted by law from preventing, for any reason whatsoever.

     (b) In any case in which a Mortgaged Property has been conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption agreement or modification agreement or supplement to the Mortgage Note or Mortgage that requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Loan, the Servicer shall prepare and deliver or cause to be prepared and delivered to the Trustee for signature and shall direct, in writing, the Trustee to execute the assumption agreement with the Person to whom the Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person. In connection with any such assumption, no material term of the Mortgage Note may be changed. In addition, the substitute Mortgagor and the Mortgaged Property must be acceptable to the Servicer in accordance with its underwriting standards as then in effect. Together with each such substitution, assumption or other agreement or instrument delivered to the Trustee for execution by it, the Servicer shall deliver an Officer's Certificate signed by a Servicing Officer stating that the requirements of this subsection have been met in connection therewith. The Servicer shall notify the Trustee that any such substitution or assumption agreement has been completed by forwarding to the Trustee the original of such substitution or assumption agreement, which in the case of the original shall be added to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. Any fee collected by the Servicer for entering into an assumption or substitution of liability agreement will be retained by the Servicer as additional servicing compensation.

     SECTION 3.11. Realization Upon Defaulted Loans; Repurchase of Certain
                   Loans.

     The Servicer shall use reasonable efforts to foreclose upon or otherwise comparably convert the ownership of properties securing such of the Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments. In connection with such foreclosure or other conversion, the Servicer shall follow such practices and procedures as it shall deem necessary or advisable and as shall be normal and usual in its general mortgage servicing activities and meet the requirements of the insurer under any Required Insurance Policy; provided, however, that the Servicer shall not be required to expend its own funds in connection with any foreclosure or towards the restoration of any property unless it shall determine
(i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the Loan after reimbursement to itself of such expenses and (ii) that such expenses will be recoverable to it through Liquidation Proceeds (respecting which it shall have priority for purposes of withdrawals from the Certificate Account). The Servicer shall be responsible for all other costs and expenses incurred by it in any such proceedings; provided, however, that it shall be entitled to reimbursement thereof from the liquidation proceeds with respect to the related Mortgaged Property, as provided in the definition of Liquidation Proceeds. If the Servicer has knowledge that a Mortgaged Property which the Servicer is contemplating acquiring in foreclosure or by deed in lieu of foreclosure is located within a 1 mile radius of any site with environmental or hazardous waste risks known to the Servicer, the Servicer will, prior to acquiring the Mortgaged Property, (i) consider such risks and only take action in accordance with its established environmental review procedures (ii) consult with the Insurer and obtain the Insurer's consent to such action.

     With respect to any REO Property, the deed or certificate of sale shall be taken in the name of the Trustee for the benefit of the Certificateholders, or its nominee, on behalf of the Certificateholders. The Trustee's name shall be placed on the title to such REO Property solely as the Trustee hereunder and not in its individual capacity. The Servicer shall ensure that the title to such REO Property references this Agreement and the Trustee's capacity thereunder. Pursuant to its efforts to sell such REO Property, the Servicer shall either itself or through an agent selected by the Servicer protect and conserve such REO Property in the same manner and to such extent as is customary in the locality where such REO Property is located and may, incident to its conservation and protection of the interests of the Certificateholders, rent the same, or any part thereof, as the Servicer deems to be in the best interest of the Certificateholders for the period prior to the sale of such REO Property. The Servicer shall prepare for and deliver to the Trustee a statement with respect to each REO Property that has been rented showing the aggregate rental income received and all expenses incurred in connection with the management and maintenance of such REO Property at such times as is necessary to enable the Trustee to comply with the reporting requirements of the REMIC Provisions. The net monthly income, if any, from such REO Property shall be deposited in the Certificate Account no later than the close of business on each Determination Date. The Servicer shall perform the tax reporting and withholding required by Sections 1445 and 6050J of the Code with respect to foreclosures and abandonments, the tax reporting required by Section 6050H of the Code with respect to the receipt of mortgage interest from individuals and any tax reporting required by Section 6050P of the Code with respect to the cancellation of indebtedness by certain financial entities, by preparing such tax and information returns as may be required, in the form required, and delivering the same to the Trustee for filing.

     In the event that the Trust Fund acquires any Mortgaged Property as aforesaid or otherwise in connection with a default or imminent default on a Loan, the Servicer shall dispose of such Mortgaged Property prior to two years after its acquisition by the Trust Fund unless the Trustee shall have been supplied with an Opinion of Counsel (which opinion of Counsel shall not be at the expense of the Trustee) to the effect that the holding by the Trust Fund of such Mortgaged Property subsequent to such two-year period will not result in the imposition of taxes on "prohibited transactions" of the REMIC hereunder as defined in section 860F of the Code or cause the REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding, in which case the Trust Fund may continue to hold such Mortgaged Property (subject to any conditions contained in such Opinion of Counsel). Notwithstanding any other provision of this Agreement, no Mortgaged Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would (i) cause such Mortgaged Property to fail to qualify as "foreclosure property" within the meaning of section 860G(a)(8) of the Code or
(ii) subject the REMIC to the imposition of any federal, state or local income taxes on the income earned from such Mortgaged Property under Section 860G(c) of the Code or otherwise, unless the Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

     The decision of the Servicer to foreclose on a defaulted Loan shall be subject to a determination by the

Servicer that the proceeds of such foreclosure would exceed the costs and expenses of bringing such a proceeding.

     The proceeds from any liquidation of a Loan, as well as any income from an REO Property, will be applied in the following order of priority: first, to reimburse the Servicer for any related unreimbursed Servicing Advances and Servicing Fees related to such Liquidated Loan; second, to reimburse the Servicer for any unreimbursed Advances; third, to accrued and unpaid interest (to the extent no Advance has been made for such amount or any such Advance has been reimbursed) on the Loan or related REO Property, at the Adjusted Net Mortgage Rate to the Due Date occurring in the month in which such amounts are required to be distributed; and fourth, as a recovery of principal of the Loan. Excess Proceeds, if any, from the liquidation of a Liquidated Loan will be retained by the Servicer as additional servicing compensation pursuant to
Section 3.14.

     The Servicer, in its sole discretion, shall have the right to purchase for its own account or for resale as set forth herein from the Trust Fund any Loan which is 91 days or more delinquent at a price equal to the Purchase Price. The Purchase Price for any Loan purchased hereunder shall be deposited in the Certificate Account and the Trustee, upon receipt of a Request for Release from the Servicer substantially in the form of Exhibit J hereto, shall release or cause to be released to the Servicer the related Mortgage File and shall execute and deliver such instruments of transfer or assignment prepared by the purchaser of such Loan, in each case without recourse, as shall be necessary to vest in the Servicer any Loan released pursuant hereto and the Servicer shall succeed to all the Trustee's right, title and interest in and to such Loan and all security and documents related thereto. Such assignment shall be a sale and assignment outright and not for security. The Servicer shall thereupon own such Loan, and all security and documents, free of any further obligation to the Trustee or the Certificateholders with respect thereto.

     SECTION 3.12. Trustee to Cooperate; Release of Mortgage Files.

     Upon the payment in full of any Loan, or the receipt by the Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Servicer will immediately notify the Trustee by delivering, or causing to be delivered a Request for Release substantially in the form of Exhibit J. Upon receipt of such request, the Trustee shall promptly release the related Mortgage File to the Servicer, and the Trustee shall at the Servicer's direction execute and deliver to the Servicer the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage in each case provided by the Servicer. Expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the related Mortgagor. From time to time and as shall be appropriate for the servicing or foreclosure of any Loan, including for such purpose, collection under any policy of flood insurance, any fidelity bond or errors or omissions policy, or for the purposes of effecting a partial release of any Mortgaged Property from the lien of the Mortgage or the making of any corrections to the Mortgage Note or the Mortgage or any of the other documents included in the Mortgage File, the Trustee shall, upon delivery to the Trustee of a Request for Release substantially in the form of Exhibit J signed by a Servicing Officer, release the Mortgage File to the Servicer. Subject to the further limitations set forth below, the Servicer shall cause the Mortgage File or documents so released to be returned to the Trustee when the need therefor by the Servicer no longer exists, unless the Loan is liquidated and the proceeds thereof are deposited in the Certificate Account, in which case the Servicer shall deliver to the Trustee a Request for Release substantially in the form of Exhibit J, signed by a Servicing Officer.

     If the Servicer at any time seeks to initiate a foreclosure proceeding in respect of any Mortgaged Property as authorized by this Agreement, the Servicer shall deliver or cause to be delivered to the Trustee, for signature, as appropriate, any court pleadings, requests for trustee's sale or other documents necessary to effectuate such foreclosure or any legal action brought to obtain judgment against the Mortgagor on the Mortgage Note or the Mortgage or to obtain a deficiency judgment or to enforce any other remedies or rights provided by the Mortgage Note or the Mortgage or otherwise available at law or in equity.

     SECTION 3.13. Documents Records and Funds in Possession of Servicer to be
                   Held for the Trustee.

     Notwithstanding any other provisions of this Agreement, the Servicer shall transmit to the Trustee as required by this Agreement all documents and instruments in respect of a Loan coming into the possession of the Servicer from time to time and shall account fully to the Trustee for any funds received by the Servicer or which otherwise are collected by the Servicer as Liquidation Proceeds or Insurance Proceeds in respect of any Loan. All Mortgage Files and funds collected or held by, or under the control of, the Servicer in respect of any Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds, including but not limited to, any funds on deposit in the Certificate Account, shall be held by the Servicer for and on behalf of the Trustee and shall be and remain the sole and exclusive property of the Trustee, subject to the applicable provisions of this Agreement. The Servicer also agrees that it shall not create, incur or subject any Mortgage File or any funds that are deposited in the Certificate Account, Distribution Account, or any funds that otherwise are or may become due or payable to the Trustee for the benefit of the Certificateholders or the Insurer, to any claim, lien, security interest, judgment, levy, writ of attachment or other encumbrance, or assert by legal action or otherwise any claim or right of setoff against any Mortgage File or any funds collected on, or in connection with, a Loan, except, however, that the Servicer shall be entitled to set off against and deduct from any such funds any amounts that are properly due and payable to the Servicer under this Agreement.

     SECTION 3.14. Servicing Compensation.

     As compensation for its activities hereunder, the Servicer shall be entitled to retain or withdraw from the Certificate Account an amount equal to the Servicing Fee for each Loan, provided that the aggregate Servicing Fee with respect to any Distribution Date shall be reduced (i) by an amount equal to the aggregate of the Prepayment Interest Shortfalls, if any, with respect to such Distribution Date, up to the full amount of the aggregate Servicing Fee, and
(ii) with respect to the first Distribution Date, an amount equal to any amount to be deposited into the Distribution Account by the Depositor pursuant to
Section 2.01(a) and not so deposited. Notwithstanding the preceding sentence, the Servicer shall, on each Distribution Date after the Call Option Date, reduce its Servicing Fee to the extent necessary to maintain the Weighted Average Adjusted Net Mortgage Rate at a rate no less than 8.05%.

     Additional servicing compensation in the form of Excess Proceeds, Prepayment Interest Excess, prepayment penalties, assumption fees, late payment charges and all income and gain net of any losses realized from Permitted Investments made with funds on deposit in the Certificate Account shall be retained by the Servicer to the extent not required to be deposited in the Certificate Account pursuant to Section 3.05 hereof. The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided in this Agreement.

     SECTION 3.15. Access to Certain Documentation.

     The Servicer shall provide to the OTS and the FDIC and to comparable regulatory authorities supervising Holders of Subordinated Certificates and the examiners and supervisory agents of the OTS, the FDIC and such other authorities, access to the documentation regarding the Loans required by applicable regulations of the OTS and the FDIC. Such access shall be afforded without charge, but only upon reasonable and prior written request and during normal business hours at the offices designated by the Servicer. Nothing in this Section shall limit the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Mortgagors and the failure of the Servicer to provide access as provided in this Section as a result of such obligation shall not constitute a breach of this Section.

     SECTION 3.16. Annual Statement as to Compliance.

     The Servicer shall deliver to the Depositor, the Insurer and the Trustee on or before 120 days after the end of the Servicer's fiscal year, commencing with its 1997 fiscal year, an Officer's Certificate stating, as to the signer thereof, that (i) a review of the activities of the Servicer during the preceding fiscal year and of the performance of the Servicer under this Agreement has been made under such officer's supervision and (ii) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof. The Trustee shall forward a copy of each such statement to each Rating Agency and to the Insurer.

     SECTION 3.17. Annual Independent Public Accountants' Servicing Statement;
                   Financial Statements.

     On or before 120 days after the end of the Servicer's fiscal year, commencing with its 1997 fiscal year, the Servicer at its expense shall cause a nationally or regionally recognized firm of independent public accountants (who may also render other services to the Servicer, the Seller or any affiliate thereof) which is a member of the American Institute of Certified Public Accountants to furnish a statement to the Trustee, the Insurer and the Depositor to the effect that such firm has examined certain documents and records relating to the servicing of the Loans under this Agreement and that, on the basis of such examination, conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers or the Audit Program for Mortgages serviced for FNMA and FHLMC, such servicing has been conducted in compliance with such pooling and servicing agreements except for such significant exceptions or errors in records that, in the opinion of such firm, the Uniform Single Attestation Program for Mortgage Bankers or the Audit Program for Mortgages serviced for FNMA and FHLMC requires it to report. In rendering such statement, such firm may rely, as to matters relating to direct servicing of mortgage loans by Subservicers, upon comparable statements for examinations conducted substantially in compliance with the Uniform Single

Attestation Program for Mortgage Bankers or the Audit Program for Mortgages serviced for FNMA and FHLMC (rendered within one year of such statement) of independent public accountants with respect to the related Subservicer. Copies of such statement shall be provided by the Trustee to any Certificateholder upon request at the Servicer's expense, provided such statement is delivered by the Servicer to the Trustee.

     SECTION 3.18. Errors and Omissions Insurance; Fidelity Bonds.

     The Servicer shall for so long as it acts as servicer under this Agreement, obtain and maintain in force (a) a policy or policies of insurance covering errors and omissions in the performance of its obligations as Servicer hereunder and (b) a fidelity bond in respect of its officers, employees and agents. Each such policy or policies and bond shall, together, comply with the requirements from time to time of FNMA or FHLMC for persons performing servicing for mortgage loans purchased by FNMA or FHLMC. In the event that any such policy or bond ceases to be in effect, the Servicer shall obtain a comparable replacement policy or bond from an insurer or issuer, meeting the requirements set forth above as of the date of such replacement.

     SECTION 3.19. Optional Removal of Servicer by the Insurer.

     If any of the following occur, the Insurer shall have the option (but not the obligation), by notice in writing to the Servicer (with a copy to each Rating Agency), to terminate all of the rights and obligations of the Servicer under this Agreement and in and to the Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder:

          (i) if on three consecutive Distribution Dates, the aggregate outstanding principal balance of Loans more than 60 days contractually delinquent (including Loans in foreclosure and REO Properties) as of the end of the related Interest Accrual Period exceeds (a) prior to the Step-Down Date, 6.00% of the Pool Principal Balance as of the end of the related Interest Accrual Period or (b) on or after the Step-Down Date, 7.50% of the Pool Principal Balance as of the end of the related Interest Accrual Period;

          (ii) if on any Distribution Date, the cumulative Loan Losses over the prior twelve month period exceed 1.00% of the average Pool Principal Balance as of the end of the twelve preceding Interest Accrual Periods; or

          (iii) if on any Distribution Date, the cumulative Loan Losses since the Cut-Off Date exceed 2.50% of the Cut-off Date Pool Principal Balance.

     On and after the receipt by the Servicer of the notice described in this Section, all authority and power of the Servicer hereunder, whether with respect to the Loans or otherwise, shall pass to and be vested in the Trustee, which shall act as servicer in accordance with the duties and obligations described in Sections 7.02 and 7.03.


                                  ARTICLE IIIA

                             SPREAD ACCOUNT; POLICY


     SECTION 3A.01 Establishment of Spread Account; Deposits in Spread Account;
                   Permitted Withdrawals from Spread Account.

     (a) No later than the Closing Date, the Trustee will establish and maintain for the benefit of the Certificateholders and the Insurer an Eligible Account titled "Spread Account, The Chase Manhattan Bank, as trustee for the registered holders of Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 1997-1." The Spread Account will be initially funded by a deposit in the amount of $514,208.30. The Spread Account shall be treated as a "qualified reserve fund" under applicable Treasury regulations. Except as set forth in clause (c) of this Section 3A.01, the Trustee shall, promptly upon receipt, deposit into the Spread Account and retain therein:

          (i) on each Distribution Date, the Monthly Spread Account Deposit Amount transferred by the Trustee pursuant to Section 4.02(a)(vi); and

          (ii) upon receipt, amounts required to be deposited or to be paid by the Servicer pursuant to Section 3.05(d) and (f) in connection with losses and gains on investments of amounts in the Spread Account.

     (b) Amounts on deposit in the Spread Account shall be withdrawn on each Distribution Date by the Trustee in the following order of priority:

          (i) to deposit in the Distribution Account an amount equal to the excess of the Remittance Amount for such Distribution Date over the Net Available Funds for such Distribution Date (any such amount, the "Spread Account Draw");

          (ii) to the extent that the amount then on deposit in the Spread Account exceeds the Specified Spread Account Requirement as of such Distribution Date (such excess, a "Spread Account Excess"), an amount equal to such Spread

     Account Excess shall be distributed to the Class R Certificateholders;

and also, in no particular order of priority:

          (iii) to invest amounts on deposit in the Spread Account in Eligible Investments pursuant to Section 3.05(f);

          (iv) to withdraw any amount not required to be deposited in the Spread Account or deposited therein in error; and

          (v) to clear and terminate the Spread Account upon the termination of this Agreement and, upon such termination, to distribute the balance, if any, to the Class R Certificateholders.

     (c) On the Distribution Date on which all amounts due have been paid to the Class A Certificateholders including the Insurer as subrogee of the Class A Certificateholders, and all I&I Payments have been paid to the Insurer, the Trustee, after making any withdrawals from the Spread Account required pursuant to the preceding paragraph, shall:

          (i) clear and terminate the Spread Account, liquidate any investments therein and distribute any uninvested funds therein or the proceeds of such liquidation to the Class R Certificateholders; and

          (ii) distribute future receipts of the Spread Account Deposit Amount to the Class R Certificateholders.

     (d) the Spread Account may be terminated at any time with the prior written approval of the Insurer and the Rating Agencies and written confirmation that such termination will not result in a downgrade of the Class A Certificates without taking the Policy into account.

     SECTION 3A.02 Policy.

     (a) As soon as possible, and in no event later than 12:00 noon New York time on the second Business Day immediately preceding the Distribution Date, the Trustee shall furnish the Insurer and the Servicer with a completed notice in the form set forth as Exhibit A to the Endorsement to the Policy (the "Notice") in the event that the sum of Net Available Funds and the Spread Account Draw is insufficient to pay the Remittance Amount on such Distribution Date. The Notice shall specify the Insured Amount required and shall constitute a claim for an Insured Amount pursuant to the Policy. Upon receipt of Insured Amounts on behalf of the Class A Certificateholders under the Policy, the Trustee shall deposit such Insured Amounts in the

Distribution Account and shall distribute such Insured Amounts pursuant to
Section 4.02.

     (b) The Trustee shall receive, as attorney-in-fact of each Holder of a Class A Certificate, any Insured Amount from the Insurer and disburse the same to each Holder of a Class A Certificate in accordance with the provisions of
Section 4.02. Insured Amounts disbursed by the Trustee from proceeds of the Policy shall not be considered payment by the Trust nor shall such payments discharge the obligation of the Trust with respect to the related Class of Class A Certificates, and the related Class Certificate Balance shall be deemed not reduced for such purposes and the Insurer shall become the owner of such unpaid amounts due from the Trust in respect of such Class of Class A Certificates. The Trustee hereby agrees on behalf of each Holder of a Class A Certificate for the benefit of the Insurer that it recognizes that to the extent the Insurer pays Insured Amounts, either directly or indirectly (as by paying through the Trustee), to the Class A Certificateholders, the Insurer will be subrogated to the rights of such Class A Certificateholders, as applicable, with respect to such Insured Amount, shall be deemed to the extent of the payments so made to be a registered Class A Certificateholder for purposes of payment and shall receive all future related Remittance Amounts until all such Insured Amounts paid by the Insurer have been fully reimbursed, subject to the following paragraph. To evidence such subrogation, the Trustee shall note the Insurer's rights as subrogee on the registration books maintained by the Trustee and on any related Class A Certificates surrendered for payment upon receipt from the Insurer of proof of payment of any Insured Amount. Except as otherwise described herein, the Insurer shall not acquire any voting rights hereunder as a result of such subrogation. The effect of the foregoing provisions is that, to the extent of Insured Amounts paid by it, the Insurer shall be paid before payment of the balance of the related Remittance Amount is made to the other Holders of the related Class of Class A Certificates subject to the following paragraph.

     (c) It is understood and agreed that the intention of the parties is that the Insurer shall not be entitled to reimbursement on any Distribution Date for amounts previously paid by it unless on such Distribution Date the Class of Class A Certificateholders shall also have received the full amount of the related Remittance Amount for such Distribution Date.

     (d) The Trustee shall keep complete and accurate records of the amount of Insured Amounts paid and the Insurer shall have the right to inspect such records at reasonable times upon one Business Day's prior notice to the Trustee.

     (e) The Trustee shall promptly notify the Insurer of any proceeding or the institution of any action seeking the avoidance as a preferential transfer under applicable bankruptcy, insolvency, receivership or similar law (a "Preference Claim") of any distribution made with respect to the Class A Certificates. Each Holder, by its purchase of Class A Certificates, and the Trustee hereby agree that, the Insurer (so long as no Insurer Default exists) may at any time during the continuation of any proceeding relating to a Preference Claim direct all matters relating to such Preference Claim, including, without limitation, (i) the direction of any appeal of any order relating to any Preference Claim and (ii) the posting of any surety, supersedeas or performance bond pending any such appeal. In addition and without limitation of the foregoing, the Insurer shall be subrogated to the rights of the Trustee and each such Holder in the conduct of any such Preference Claim, including, without limitation, all rights of any party to an adversary proceeding action with respect to any order issued in connection with any such Preference Claim. Insured Amounts paid by the Insurer to the Trustee shall be received by the Trustee, as agent to the Certificateholders. The Trustee is not permitted to make a claim on the Trust or on any Certificateholder for payments made to Certificateholders under the Policy which are characterized as preference payments by any federal bankruptcy court having jurisdiction over any bankrupt Mortgagor unless ordered to do so by such bankruptcy court.


                                   ARTICLE IV

                                DISTRIBUTIONS AND
                            ADVANCES BY THE SERVICER

     SECTION 4.01. Advances.

     The Servicer shall determine on or before each Servicer Advance Date whether it is required to make an Advance pursuant to the definition thereof. If the Servicer determines it is required to make an Advance, it shall, on or before the Servicer Advance Date, either (i) deposit into the Certificate Account an amount equal to the Advance or (ii) make an appropriate entry in its records relating to the Certificate Account that any Amount Held for Future Distribution has been used by the Servicer in discharge of its obligation to make any such Advance. Any funds so applied shall be replaced by the Servicer by deposit in the Certificate Account no later than the close of business on the next Servicer Advance Date. The Servicer shall be entitled to be reimbursed from the Certificate Account for all Advances of its own funds made pursuant to this Section as provided in Section 3.08. The obligation to make Advances with respect to any Loan shall continue if such Loan has been foreclosed or otherwise terminated and the Mortgaged Property has not been liquidated.


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


     SECTION 4.02. Priorities of Distribution.

     (a) Except with respect to certain Distribution Dates following the depletion of the Spread Account as described below, on each Distribution Date, the Trustee shall distribute the following amounts from Distributable Funds, to the extent available, in the priority indicated:

     (i) first, the Insurer's Monthly Premium;

     (ii) second, the Trustee Fee, except to the extent paid by withdrawals under Section 3.08;

     (iii) third, to the Servicer, an amount equal to the sum of (i) the Servicing Fee, except to the extent paid by withdrawals under Section 3.08, and
(ii) any other amounts expended by the Servicer and reimbursable thereto under the Agreement but not previously reimbursed;

     (iv) fourth, to each Class of Class A Certificates, the related Interest Distribution Amount pro rata based on each such Class' Interest Distribution Amount;

     (v) fifth, to the Class A Certificates as follows: to the Class A-1, Class A-2, Class A-3, Class A-4, and Class A-5 Certificates, in that order, until the Class Certificate Balance of each such Class is reduced to zero, the Certificate Formula Principal Amount;

     (vi) sixth, to the Insurer, any I&I Payments; and

     (vii) seventh, for deposit into the Spread Account, the Monthly Spread Account Deposit Amount up to the Specified Spread Account Requirement; and

     (viii) eighth, to the Class R Certificateholders, the sum of (i) the Spread Account Excess, if any, and (ii) any remaining Available Funds.

     Notwithstanding the foregoing, if on any Distribution Date following the depletion of the Spread Account, the Insurer fails to pay an Insured Amount when due, the Certificate Formula Principal Amount will be distributed to each Class of Class A Certificates on a pro rata basis in proportion to the respective Class Certificate Balances for each such Class.

     (b) On each Distribution Date, the amount referred to in clause (i) of the definition of Interest Distribution Amount for each Class of Certificates for such Distribution Date shall be reduced by (i) the related Class' pro rata share of Net Prepayment Interest Shortfalls based on such Class' Interest Distribution Amount for such Distribution Date without taking

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



into account such Net Prepayment Interest Shortfalls and (ii) each Relief Act Reduction incurred during the calendar month preceding the month of such Distribution Date.

     SECTION 4.03. Monthly Statements to Certificateholders.

     (a) Not later than each Distribution Date, the Trustee shall prepare and cause to be forwarded by first class mail to each Certificateholder, the Insurer, the Servicer, the Depositor and each Rating Agency a statement setting forth with respect to the related distribution:

          (i) the amount thereof allocable to principal, separately identifying the aggregate amount of any Principal Prepayments and Liquidation Proceeds included therein;

          (ii) the amount thereof allocable to interest, any Class Unpaid Interest Amount included in such distribution and any remaining Class Unpaid Interest Amount after giving effect to such distribution;

          (iii) if the distribution to the Holders of such Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall and the allocation thereof as between principal and interest;

          (iv) the Class Certificate Balance of each Class of Certificates after giving effect to the distribution of principal on such Distribution Date;

          (v) the Pool Principal Balance for the following Distribution Date;

          (vi) the amount of the Servicing Fees paid to or retained by the Servicer with respect to such Distribution Date;

          (vii) the Pass-Through Rate for each such Class of Certificates with respect to such Distribution Date;

          (viii) the amount of Advances included in the distribution on such Distribution Date and the aggregate amount of Advances outstanding as of the close of business on such Distribution Date;

          (ix) the number and aggregate principal amounts of Loans (A) delinquent (exclusive of Loans in foreclosure) (1) 1 to 30 days (2) 31 to 60 days (3) 61

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



     to 90 days and (4) 91 or more days and (B) in foreclosure and delinquent
     (1) 1 to 30 days (2) 31 to 60 days (3) 61 to 90 days and (4) 91 or more days, as of the close of business on the last day of the calendar month preceding such Distribution Date;

          (x) with respect to any Loan that became an REO Property during the preceding calendar month, the loan number and Stated Principal Balance of such Loan as of the close of business on the Determination Date preceding such Distribution Date and the date of acquisition thereof;

          (xi) the total number and principal balance of any REO Properties (and market value, if available) as of the close of business on the Determination Date preceding such Distribution Date;

          (xii) the amount, if any, transferred from the Spread Account to the Distribution Account pursuant to Section 3A.01;

          (xiii) the Monthly Spread Account Deposit Amount, the percentage of the Spread Account Deposit Amount used to determine such Monthly Spread Account Deposit Amount, the Spread Account Deposit Amount, the Spread Account Excess and the allocation of such Spread Account Excess to Class R Certificateholders pursuant to Section 3A.01;

          (xiv) the amount on deposit in the Spread Account after the Distribution Date; and

          (xv) the Specified Spread Account Requirement.

     (b) The Trustee's responsibility for disbursing the above information to the Certificateholders is limited to the availability, timeliness and accuracy of the information provided by the Servicer. The Servicer shall provide the Trustee with all of the necessary information for the Trustee to complete items
(i), (v), (vi) and (viii)-(xi) of the statement described in (a) above. The Trustee shall be responsible for obtaining the necessary information to complete items (ii), (iii), (iv), (vii) and (xii)-(xv) of the statement described in (a) above. The Trustee will send a copy of each statement provided pursuant to this
Section 4.03 to each Rating Agency.

     (c) On or before the fifth Business Day following the end of each Prepayment Period, the Servicer shall deliver to the Trustee a report in a form acceptable to the Trustee.


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



     (d) Within a reasonable period of time after the end of each calendar year, the Trustee shall cause to be furnished to each Person who at any time during the calendar year was a Certificateholder, a statement containing the information set forth in clauses (a)(i), (a)(ii) and (a)(vii) of this Section
4.03 aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code as from time to time in effect.


                                    ARTICLE V

                                THE CERTIFICATES

     SECTION 5.01. The Certificates.

     The Certificates shall be substantially in the forms attached hereto as exhibits. The Certificates shall be issuable in the minimum denominations, integral multiples in excess thereof (except that one Certificate in each Class may be issued in a different amount which must be in excess of the applicable minimum denomination) and aggregate denominations per Class set forth in the Preliminary Statement.

                  Subject to Section 9.02 hereof respecting the final distribution on the Certificates, on each Distribution Date the Trustee shall make distributions to each Certificateholder of record on the preceding Record Date either (x) by wire transfer in immediately available funds to the account of such Holder at a bank or other entity having appropriate facilities therefor, if (i) such Holder has so notified the Trustee at least five Business Days prior to the related Record Date and (ii) such Holder shall hold (A) 100% of the Class Certificate Balance of any Class of Certificates or (B) Certificates of any Class with aggregate principal Denominations of not less than $1,000,000 or (y) by check mailed by first class mail to such Certificateholder at the address of such Holder appearing in the Certificate Register.

     The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by an authorized officer. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the countersignature and delivery of such Certificates or did not hold such offices at the date of such Certificate. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless countersigned by the Trustee by manual signature, and such

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



countersignature upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly executed and delivered hereunder. All Certificates shall be dated the date of their countersignature. On the Closing Date, the Trustee shall countersign the Certificates to be issued at the direction of the Depositor, or any affiliate thereof.

     The Depositor shall provide, or cause to be provided, to the Trustee on a continuous basis, an adequate inventory of Certificates to facilitate transfers.

     SECTION 5.02. Certificate Register; Registration of Transfer and Exchange
                   of Certificates.

     (a) The Trustee shall maintain, or cause to be maintained in accordance with the provisions of Section 5.06 hereof, a Certificate Register for the Trust Fund in which, subject to the provisions of subsections (b) and (c) below and to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. Upon surrender for registration of transfer of any Certificate, the Trustee shall execute and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the same Class and aggregate Percentage Interest.

     At the option of a Certificateholder, Certificates may be exchanged for other Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest upon surrender of the Certificates to be exchanged at the office or agency of the Trustee. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute, authenticate, and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in the form of Exhibit G hereto duly executed by the Holder thereof or his attorney duly authorized in writing.

     No service charge to the Certificateholders shall be made for any registration of transfer or exchange of Certificates, but payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates may be required.

     All Certificates surrendered for registration of transfer or exchange shall be canceled and subsequently destroyed by the Trustee in accordance with the Trustee's customary procedures.

     (b) No transfer of a Class R Certificate shall be made unless such transfer is made pursuant to an effective registra-

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



tion statement under the Securities Act and any applicable state securities laws or is exempt from the registration requirements under said Act and such state securities laws. In the event that a transfer is to be made in reliance upon an exemption from the Securities Act and such laws, in order to assure compliance with the Securities Act and such laws, (i) the Certificateholder desiring to effect such transfer and such Certificateholder's prospective transferee shall each certify to the Trustee in writing the facts surrounding the transfer, the Certificateholder by delivering a certificate in substantially the form set forth in Exhibit J (the "Transferor Certificate") and the Certificateholder's prospective transferee by delivering a letter in substantially the form of either Exhibit H (the "Investment Letter") or Exhibit I (the "Rule 144A Letter") or (ii) there shall be delivered to the Trustee at the expense of the transferor an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Securities Act. The Depositor shall provide to any Holder of a Class R Certificate and any prospective transferee designated by any such Holder, information regarding the related Certificates and the Loans and such other information as shall be necessary to satisfy the condition to eligibility set forth in Rule 144A(d)(4) for transfer of any such Certificate without registration thereof under the Securities Act pursuant to the registration exemption provided by Rule 144A. The Trustee and the Servicer shall cooperate with the Depositor in providing the Rule 144A information referenced in the preceding sentence, including providing to the Depositor such information regarding the Certificates, the Loans and other matters regarding the Trust Fund as the Depositor shall reasonably request to meet its obligation under the preceding sentence. Each Holder of a Class R Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor, the Sellers and the Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

     No transfer of an Class R Certificate shall be made unless the Trustee shall have received either (i) a representation letter from the transferee substantially in the form of Exhibit H or Exhibit I, to the effect that such transferee is not an employee benefit plan or arrangement subject to Section 406 of ERISA or a plan or arrangement subject to Section 4975 of the Code, nor a person acting on behalf of any such plan or arrangement, nor using the assets of any such plan or arrangement to effect such transfer, (ii) if the purchaser is an insurance company, a representation that the purchaser is an insurance company which is purchasing such Certificates with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60")) and that the purchase and holding of such Certificates are covered under PTCE 95-60 or

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



(iii) in the case of any such Class R Certificate presented for registration in the name of an employee benefit plan subject to ERISA, or a plan or arrangement subject to Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a trustee of any such plan or any other person acting on behalf of any such plan or arrangement, or using such plan's or arrangement's assets, an Opinion of Counsel satisfactory to the Trustee, which Opinion of Counsel shall not be an expense of either the Trustee or the Trust Fund, addressed to the Trustee to the effect that the purchase or holding of such Class R Certificate will not result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA and the Code and will not subject the Trustee to any obligation in addition to those expressly undertaken in this Agreement or to any liability. Notwithstanding anything else to the contrary herein, any purported transfer of a Class R Certificate to or on behalf of an employee benefit plan subject to ERISA or to the Code without the delivery to the Trustee of an Opinion of Counsel satisfactory to the Trustee as described above shall be void and of no effect.

     To the extent permitted under applicable law (including, but not limited to, ERISA), the Trustee shall be under no liability to any Person for any registration of transfer of any Class R Certificate that is in fact not permitted by this Section 5.02(b) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered by the Trustee in accordance with the foregoing requirements.

     (c) Each Person who has or who acquires any Ownership Interest in a Class R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in a Class R Certificate are expressly subject to the following provisions:

          (i) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

          (ii) No Ownership Interest in a Class R Certificate may be registered on the Closing Date or thereafter transferred, and the Trustee shall not register the Transfer of any Class R Certificate unless, in addition to the certificates required to be delivered to the Trustee under subparagraph (b) above, the Trustee shall have been furnished with an affidavit (a "Transfer Affidavit") of the initial

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



     owner or the proposed transferee in the form attached hereto as Exhibit F.

          (iii) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall agree (A) to obtain a Transfer Affidavit from any other Person to whom such Person attempts to Transfer its Ownership Interest in a Class R Certificate, (B) to obtain a Transfer Affidavit from any Person for whom such Person is acting as nominee, trustee or agent in connection with any Transfer of a Class R Certificate and (C) not to Transfer its Ownership Interest in a Class R Certificate or to cause the Transfer of an Ownership Interest in a Class R Certificate to any other Person if it has actual knowledge that such Person is not a Permitted Transferee.

          (iv) Any attempted or purported Transfer of any Ownership Interest in a Class R Certificate in violation of the provisions of this Section 5.02(b) shall be absolutely null and void and shall vest no rights in the purported Transferee. If any purported transferee shall become a Holder of a Class R Certificate in violation of the provisions of this Section 5.02(b), then the last preceding Permitted Transferee shall be restored to all rights as Holder thereof retroactive to the date of registration of Transfer of such Class R Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Class R Certificate that is in fact not permitted by this Section or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the Transfer was registered after receipt of the related Transfer Affidavit, Transferor Certificate and either the Rule 144A Letter or the Investment Letter. The Trustee shall be entitled but not obligated to recover from any Holder of a Class R Certificate that was in fact not a Permitted Transferee at the time it became a Holder or, at such subsequent time as it became other than a Permitted Transferee, all payments made on such Class R Certificate at and after either such time. Any such payments so recovered by the Trustee shall be paid and delivered by the Trustee to the last preceding Permitted Transferee of such Certificate.

          (v) The Depositor shall use its best efforts to make available, upon receipt of written request from the Trustee, all information necessary to compute any tax imposed under Section 860E(e) of the Code as a result of a Transfer of an Ownership Interest in a Class R Certificate to any Holder who is not a Permitted Transferee.


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



     The restrictions on Transfers of a Class R Certificate set forth in this
Section 5.02(b) shall cease to apply (and the applicable portions of the legend on a Class R Certificate may be deleted) with respect to Transfers occurring after delivery to the Trustee of an Opinion of Counsel, which Opinion of Counsel shall not be an expense of the Trust Fund, the Trustee, the Sellers or the Servicer, to the effect that the elimination of such restrictions will not cause the Trust Fund hereunder to fail to qualify as a REMIC at any time that the Certificates are outstanding or result in the imposition of any tax on the Trust Fund, a Certificateholder or another Person. Each Person holding or acquiring any Ownership Interest in a Class R Certificate hereby consents to any amendment of this Agreement which, based on an Opinion of Counsel furnished to the Trustee, is reasonably necessary (a) to ensure that the record ownership of, or any beneficial interest in, a Class R Certificate is not transferred, directly or indirectly, to a Person that is not a Permitted Transferee and (b) to provide for a means to compel the Transfer of a Class R Certificate which is held by a Person that is not a Permitted Transferee to a Holder that is a Permitted Transferee.

     (d) The preparation and delivery of all certificates and opinions referred to above in this Section 5.02 in connection with transfer shall be at the expense of the parties to such transfers.

     (e) Except as provided below, the Book-Entry Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times: (i) registration of the Certificates may not be transferred by the Trustee except to another Depository; (ii) the Depository shall maintain book-entry records with respect to the Beneficial Owners and with respect to ownership and transfers of such Book-Entry Certificates; (iii) ownership and transfers of registration of the Book-Entry Certificates on the books of the Depository shall be governed by applicable rules established by the Depository;
(iv) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (v) the Trustee shall deal with the Depository, Depository Participants and indirect participating firms as representatives of the Beneficial Owners of the Book-Entry Certificates for purposes of exercising the rights of Holders under this Agreement, and requests and directions for and votes of such representatives shall not be deemed to be inconsistent if they are made with respect to different Beneficial Owners; and
(vi) the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and persons shown on the books of such indirect participating firms as direct or indirect Beneficial Owners.


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



     All transfers by Beneficial Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Beneficial Owner. Each Depository Participant shall only transfer Book-Entry Certificates of Beneficial Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

     If (x) (i) the Servicer advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository, and (ii) the Trustee is unable to locate a qualified successor, (y) the Servicer at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository or (z) after the occurrence of an Event of Default or the resignation or removal of the Servicer, Beneficial Owners representing at least 51% of the Certificate Balance of the Book-Entry Certificates together advise the Depository, either directly or through the Depository Participants, in writing (with instructions to notify the Trustee in writing) that the continuation of a book-entry system through the Depository is no longer in the best interests of the Beneficial Owners. Upon the occurrence of any of the events described in the immediately preceding sentence, the Trustee shall notify all Beneficial Owners of the occurrence of any such event and of the availability through the Depository of definitive, fully-regis-tered Certificates (the "Definitive Certificates") to Beneficial Owners requesting the same. Upon surrender to the Trustee of the related Class of Certificates by the Depository, accompanied by the instructions from the Depository for registration, the Trustee shall issue the Definitive Certificates. Neither the Servicer, the Depositor nor the Trustee shall be liable for any delay in delivery of such instruction and each may conclusively rely on, and shall be protected in relying on, such instructions. The Servicer shall provide the Trustee with an adequate inventory of certificates to facilitate the issuance and transfer of Definitive Certificates. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Depository shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable with respect to such Definitive Certificates and the Trustee shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder; provided that the Trustee shall not by virtue of its assumption of such obligations become liable to any party for any act or failure to act of the Depository.

     SECTION 5.03. Mutilated, Destroyed, Lost or Stolen Certificates.

     If (a) any mutilated Certificate is surrendered to the Trustee, or the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and (b) there

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



is delivered to the Servicer and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute, countersign and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like Class, tenor and Percentage Interest. In connection with the issuance of any new Certificate under this Section 5.03, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith. Any replacement Certificate issued pursuant to this Section 5.03 shall constitute complete and indefeasible evidence of ownership, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

     SECTION 5.04. Persons Deemed Owners.

     The Servicer, the Trustee and any agent of the Servicer or the Trustee may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions as provided in this Agreement and for all other purposes whatsoever, and neither the Servicer, the Trustee nor any agent of the Servicer or the Trustee shall be affected by any notice to the contrary.

     SECTION 5.05. Access to List of Certificateholders' Names and Addresses.

     If three or more Certificateholders (a) request such information in writing from the Trustee, (b) state that such Certificateholders desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates, and (c) provide a copy of the communication which such Certificateholders propose to transmit, or if the Depositor or Servicer shall request such information in writing from the Trustee, then the Trustee shall, within ten Business Days after the receipt of such request, provide the Depositor, the Servicer or such Certificateholders at such recipients' expense the most recent list of the Certificateholders of such Trust Fund held by the Trustee, if any. The Depositor and every Certificateholder, by receiving and holding a Certificate, agree that the Trustee shall not be held accountable by reason of the disclosure of any such information as to the list of the Certificateholders hereunder, regardless of the source from which such information was derived.


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



     SECTION 5.06. Maintenance of Office or Agency.

                  The Trustee will maintain or cause to be maintained at its expense an office or offices or agency or agencies in New York City where Certificates may be surrendered for registration of transfer or exchange. The Trustee initially designates its Corporate Trust Office for such purposes. The Trustee will give prompt written notice to the Certificateholders of any change in such location of any such office or agency.


                                   ARTICLE VI

                         THE DEPOSITOR AND THE SERVICER

     SECTION 6.01. Respective Liabilities of the Depositor and the Servicer.

     The Depositor and the Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by them herein.

     SECTION 6.02. Merger or Consolidation of the Depositor or the Servicer.

     The Depositor and the Servicer will each keep in full effect their respective existence, rights and franchises as a corporation under the laws of the United States or under the laws of one of the states thereof and will each obtain and preserve their respective qualifications to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, or any of the Loans and to perform its respective duties under this Agreement.

     Any Person into which the Depositor or the Servicer may be merged or consolidated, or any Person resulting from any merger or consolidation to which the Depositor or the Servicer shall be a party, or any person succeeding to the business of the Depositor or the Servicer, shall be the successor of the Depositor or the Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Servicer shall be qualified to sell mortgage loans to, and to service mortgage loans on behalf of, FNMA or FHLMC and shall be reasonably acceptable to the Insurer.


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



     SECTION 6.03. Limitation on Liability of the Depositor, the Sellers, the
                   Servicer and Others.

     None of the Depositor, the Sellers, the Servicer or any of the directors, officers, employees or agents of the Depositor, the Sellers or the Servicer shall be under any liability to the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor, the Sellers, the Servicer or any such Person against any breach of representations or warranties made by it herein or protect the Depositor, the Sellers, the Servicer or any such Person from any liability which would otherwise be imposed by reasons of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor, the Sellers, the Servicer and any director, officer, employee or agent of the Depositor, the Sellers or the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor, the Sellers, the Servicer and any director, officer, employee or agent of the Depositor, the Sellers or the Servicer shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any audit, controversy or judicial proceeding relating to a governmental taxing authority or any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Loan or Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. None of the Depositor, the Sellers or the Servicer shall be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its respective duties hereunder and which in its opinion may involve it in any expense or liability; provided, however, that any of the Depositor, the Sellers or the Servicer may in its discretion undertake any such action that it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties hereto and interests of the Trustee and the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Depositor, the Sellers and the Servicer shall be entitled to be reimbursed therefor out of the Certificate Account.


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



     SECTION 6.04. Limitation on Resignation of Servicer.

     The Servicer shall not resign from the obligations and duties hereby imposed on it except (a) upon appointment of a successor servicer acceptable to the Insurer and receipt by the Trustee of a letter from each Rating Agency that such a resignation and appointment will not result in a downgrading of the rating of any of the Certificates without taking the Policy into account, or (b) upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination under clause (b) permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation shall become effective until the Trustee or a successor servicer reasonably acceptable to the Insurer shall have assumed the Servicer's responsibilities, duties, liabilities and obligations hereunder.

     SECTION 6.05. Indemnification.

     (a) The Servicer agrees to indemnify and hold the Trustee, the Depositor, the Insurer and each Certificateholder harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Trustee, the Depositor, the Insurer or any Certificateholder may sustain directly resulting from the negligence or willful misconduct of the Servicer in the performance of its duties hereunder or in the servicing of the Mortgage Loans in compliance with the terms of this Agreement. The Servicer shall not be liable or responsible for any of the representations, covenants, warranties, responsibilities, duties or liabilities of any prior servicer. The Servicer shall immediately notify the Trustee, the Depositor, the Insurer and each Certificateholder if a claim is made by a third party with respect to this Agreement, and the Servicer shall assume (with the consent of the Trustee and the Insurer) the defense of any such claim and advance all expenses in connection therewith, including reasonable counsel fees, and promptly advance funds to pay, discharge and satisfy any judgment or decree which may be entered against the Servicer, the Trustee, the Depositor, the Insurer and/or Certificateholder in respect of such claim. Anything in this Agreement to the contrary notwithstanding, in no event shall the Trustee be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action. The indemnity provided for in this Section 6.05 shall survive the termination of the Agreement.


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                                   ARTICLE VII

                                     DEFAULT

     SECTION 7.01. Events of Default.

     "Event of Default," wherever used herein, means any one of the following events:

          (i) any failure by the Servicer to deposit in the Certificate Account or remit to the Trustee any payment (other than a payment required to be made under Section 4.01 hereof) required to be made with respect to any Class of Certificates under the terms of this Agreement, which failure shall continue unremedied for five days after the date upon which written notice of such failure shall have been given (a) to the Servicer by the Trustee or the Depositor or (b) to the Servicer, the Depositor and the Trustee by the Insurer or the Holders of Certificates of such Class evidencing not less than 25% of the total distributions allocated to such Class;

          (ii) any failure by the Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Servicer contained in this Agreement, which failure shall continue unremedied for a period of thirty days after the date on which written notice of such failure shall have been given (a) to the Servicer by the Trustee or the Depositor or (b) to the Servicer, the Depositor and the Trustee by the Insurer or the Holders of Certificates of any Class evidencing not less than 25% of the total distributions allocated to such Class;

          (iii) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceeding, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 consecutive days;

          (iv) the Servicer shall consent to the appointment of a receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or all or substantially all of the property of the Servicer;

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          (v) the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of, or commence a voluntary case under, any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations;

          (vi) so long as the Servicer is a Seller, any failure by any Seller to observe or perform in any material respect any other of the covenants or agreements on the part of any Seller contained in this Agreement, which failure shall continue unremedied for a period of 60 days after the date on which written notice of such failure shall have been given to such Seller by the Trustee or the Depositor, or to such Seller and the Trustee by the Insurer or the Holders of Certificates of any Class evidencing not less than 25% of the total distributions allocated to such Class; or

          (vii) any failure of the Servicer to make any Advance in the manner and at the time required to be made pursuant to Section 4.01 which continues unremedied for a period of one Business Day after the date of such failure.

     If an Event of Default described in clauses (i) to (vi) of this Section shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, the Trustee shall, at the direction of the Insurer, or may, or at the direction of the Holders of Certificates of any Class evidencing not less than 25% of the total distributions allocated to such Class and with the consent of the Insurer, the Trustee shall by notice in writing to the Servicer (with a copy to each Rating Agency), terminate all of the rights and obligations of the Servicer under this Agreement and in and to the Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder. If an Event of Default described in clause (vii) hereof shall occur, the Trustee shall, at the direction of the Insurer, by notice in writing to the Servicer and the Depositor, terminate all of the rights and obligations of the Servicer under this Agreement and in and to the Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder. On and after the receipt by the Servicer of such written notice, all authority and power of the Servicer hereunder, whether with respect to the Loans or otherwise, shall pass to and be vested in the Trustee. The Trustee shall, subject to Section 3.04 hereof, thereupon make any Advance described in clause (vii) hereof. The Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things

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necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Loans and related documents, or otherwise. Unless expressly provided in such written notice, no such termination shall affect any obligation of the Servicer to pay amounts owed pursuant to Article VIII. The Servicer agrees to cooperate with the Trustee in effecting the termination of the Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Trustee of all cash amounts which shall at the time be credited to the Certificate Account, or thereafter be received with respect to the Loans.

     Notwithstanding any termination of the activities of the Servicer hereunder, the Servicer shall be entitled to receive, out of any late collection of a Scheduled Payment on a Loan which was due prior to the notice terminating such Servicer's rights and obligations as Servicer hereunder and received after such notice, that portion thereof to which such Servicer would have been entitled pursuant to Sections 3.08(a)(i) through (viii),and any other amounts payable to such Servicer hereunder the entitlement to which arose prior to the termination of its activities hereunder.

     SECTION 7.02. Trustee to Act; Appointment of Successor.

     On and after the time the Servicer receives a notice of termination pursuant to Section 7.01 hereof, the Trustee shall, subject to and to the extent provided in Section 3.04, be the successor to the Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof and applicable law including the obligation to make Advances pursuant to Section
4.01. As compensation therefor, the Trustee shall be entitled to all funds relating to the Loans that the Servicer would have been entitled to charge to the Certificate Account or Distribution Account if the Servicer had continued to act hereunder. Notwithstanding the foregoing, if the Trustee has become the successor to the Servicer in accordance with Section 7.01 hereof, the Trustee may, if it shall be unwilling to so act, or shall, if it is prohibited by applicable law from making Advances pursuant to Section 4.01 hereof or if it is otherwise unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established mortgage loan servicing institution the appointment of which does not adversely affect the then current rating of the Certificates by each Rating Agency as the successor to the Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder. Any successor to the Servicer shall be reasonably acceptable to the Insurer and shall be an institution which is a FNMA and FHLMC approved

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seller/servicer in good standing, which has a net worth of at least $10,000,000, and which is willing to service the Loans and executes and delivers to the Depositor and the Trustee an agreement accepting such delegation and assignment, which contains an assumption by such Person of the rights, powers, duties, responsibilities, obligations and liabilities of the Servicer (other than liabilities of the Servicer under Section 6.03 hereof incurred prior to termination of the Servicer under Section 7.01), with like effect as if originally named as a party to this Agreement; and provided further that each Rating Agency acknowledges that its rating of the Certificates in effect immediately prior to such assignment and delegation will not be qualified or reduced as a result of such assignment and delegation without taking the Policy into account. Pending appointment of a successor to the Servicer hereunder, the Trustee, unless the Trustee is prohibited by law from so acting, shall, subject to Section 3.04 hereof, act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of the Servicing Fee permitted the Servicer hereunder. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. Neither the Trustee nor any other successor servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof or any failure to perform, or any delay in performing, any duties or responsibilities hereunder, in either case caused by the failure of the Servicer to deliver or provide, or any delay in delivering or providing, any cash, information, documents or records to it.

     Any successor to the Servicer as servicer shall give notice to the Mortgagors of such change of servicer.

     SECTION 7.03. Notification to Certificateholders.

     (a) Upon any termination of or appointment of a successor to the Servicer, the Trustee shall give prompt written notice thereof to Certificateholders, the Insurer and to each Rating Agency.

     (b) Within 60 days after the occurrence of any Event of Default, the Trustee shall transmit by mail to all Certificateholders notice of each such Event of Default hereunder known to the Trustee, unless such Event of Default shall have been cured or waived.


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                                  ARTICLE VIII

                             CONCERNING THE TRUSTEE

     SECTION 8.01. Duties of Trustee.

     The Trustee, prior to the occurrence of an Event of Default of which a Responsible Officer of the Trustee shall have actual knowledge and after the curing of all Events of Default that may have occurred, shall undertake to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default of which a Responsible Officer of the Trustee shall have actual knowledge has occurred and remains uncured or waived, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

     The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee that are specifically required to be furnished pursuant to any provision of this Agreement shall examine them to determine whether they are in the form required by this Agreement; provided, however, that the Trustee shall not be responsible for the accuracy or content of any such resolution, certificate, statement, opinion, report, document, order or other instrument.

     No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

          (i) unless an Event of Default of which a Responsible Officer of the Trustee shall have actual knowledge shall have occurred and be continuing, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement which it believed in good faith to be genuine and to have been duly executed by the proper authorities respecting any matters arising hereunder;

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          (ii) the Trustee shall not be liable for an error of judgment made in good faith by a Responsible Officer or other officers of the Trustee, unless it shall be finally proven that the Trustee was negligent in ascertaining the pertinent facts; and

          (iii) the Trustee shall not be liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with this Agreement or with the direction of the Insurer or Holders of Certificates evidencing not less than 25% of the Voting Rights of Certificates relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Agreement.

          (iv) Subject to the other provisions of this Agreement and without limiting the generality of this Section 8.01, the Trustee shall have no duty (A) to see to any recording, filing, or depositing of this Agreement or any agreement referred to herein or any financing statement or continuation statement evidencing a security interest, or to see to the maintenance of any such recording or filing or depositing or to any rerecording, refiling or redepositing of any thereof, (B) to see to any insurance, (C) to see to the payment or discharge of any tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Trust Fund other than from funds available in the Certificate Account, (D) to confirm or verify the contents of any reports or certificates of the Servicer delivered to the Trustee pursuant to this Agreement believed by the Trustee to be genuine and to have been signed or presented by the proper party or parties; provided however, that the provisions of this Section 8.01(iv) shall not apply during any period during which the Trustee is acting in the capacity of servicer.

     SECTION 8.02. Certain Matters Affecting the Trustee.

     Except as otherwise provided in Section 8.01:

          (i) the Trustee (acting as Trustee or as agent of the Tax Matters Persons for the REMIC) may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, Opinion of Counsel, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent,

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     order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties and the Trustee shall have no responsibility to ascertain or confirm the genuineness of any signature of any such party or parties;

          (ii) the Trustee (acting as Trustee or as agent of the Tax Matters Person for the REMIC) may consult with counsel, financial advisers or accountants and the advice of any such counsel, financial advisers or accountants and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

          (iii) the Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

          (iv) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates evidencing not less than 25% of the Voting Rights allocated to each Class of Certificates; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such cost, expense or liability as a condition to taking any such action. The reasonable expense of every such examination shall be paid by the Servicer or, if paid by the Trustee, shall be repaid by the Servicer upon demand from the Servicer's own funds;

          (v) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, accountants, custodians or attorneys, and the Trustee shall not be responsible for any misconduct or negligence on the part of any such agent, accountant, custodian or attorney appointed by the Trustee with due care;


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          (vi) the Trustee shall not be required to risk or expend its own funds or otherwise incur any financial liability in the performance of any of its duties or in the exercise of any of its rights or powers hereunder if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not assured to it, and none of the provisions contained in this Agreement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Servicer under this Agreement except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of the Servicer in accordance with the terms of this Agreement;

          (vii) the Trustee shall not be liable for any loss on any investment of funds pursuant to this Agreement (other than as issuer of the investment security);

          (viii) the Trustee shall not be required to take notice or be deemed to have knowledge of any Event of Default (except an event of nonpayment by the Servicer) until a Responsible Officer of the Trustee shall have received written notice thereof, and in the absence of receipt of such notice, the Trustee may conclusively assume that there is no default or Event of Default; and

          (ix) the Trustee shall be under no obligation to exercise any of the trusts, rights or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity satisfactory to the Trustee against the costs, expenses and liabilities which may be incurred therein or thereby.

          (x) The right of the Trustee to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of such act; and

          (xi) The Trustee shall not be required to give any bond or surety in respect of the execution of the Trust Fund created hereby or the powers granted hereunder.


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     SECTION 8.03. Trustee Not Liable for Certificates or Loans.

     The recitals contained herein and in the Certificates shall be taken as the statements of the Depositor or the Sellers, as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates or of any Loan or related document other than with respect to the Trustee's execution and counter-signature of the Certificates. The Trustee shall not be accountable for the use or application by the Depositor or the Servicer of any of the Certificates or of the proceeds of such Certificates or for the use and application of any funds paid to the Depositor or the Servicer in respect of the Loans or deposited in or withdrawn from the Certificate Account by the Depositor or the Servicer. The Trustee shall not be responsible for the legality or validity of this Agreement or the validity, priority, perfection or sufficiency of the security for the Certificates issued or intended to be issued hereunder; provided however, that the foregoing language shall not apply to the Trustee's obligations under this Agreement.

     SECTION 8.04. Trustee May Own Certificates.

     The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates, and may otherwise deal with the parties hereto with the same rights as it would have if it were not the Trustee.

     SECTION 8.05. Trustee's Fees and Expenses.

     The Trustee, as compensation for its activities hereunder, shall be entitled to withdraw from the Distribution Account on each Distribution Date an amount equal to the Trustee Fee (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for such Distribution Date. The Trustee and any director, officer, employee or agent of the Trustee shall be indemnified by the Servicer and held harmless against any loss, liability or expense (including reasonable attorney's fees) (i) incurred in connection with any claim or legal action relating to (a) this Agreement, (b) the Certificates or (c) in connection with the performance of any of the Trustee's duties hereunder, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of any of the Trustee's duties hereunder and (ii) resulting from any error in any tax or information return prepared by the Servicer. Such indemnity shall survive the termination of this Agreement or the resignation or removal of the Trustee hereunder. Without limiting the foregoing, the Servicer covenants and agrees, except as otherwise agreed upon in writing by the Depositor and the

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Trustee, and except for any such expense, disbursement or advance as may arise from the Trustee's negligence, bad faith or willful misconduct, to pay or reimburse the Trustee, for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Agreement with respect to: (A) the reasonable compensation and the expenses and disbursements of its counsel not associated with the closing of the issuance of the Certificates, (B) the reasonable compensation, expenses and disbursements of any accountant, engineer or appraiser that is not regularly employed by the Trustee, to the extent that the Trustee must engage such persons to perform acts or services hereunder and (C) printing and engraving expenses in connection with preparing any Definitive Certificates. Except as otherwise provided herein, the Trustee shall not be entitled to payment or reimbursement for any routine ongoing expenses incurred by the Trustee in the ordinary course of its duties as Trustee, Certificate Registrar, Tax Matters Person or Paying Agent hereunder or for any other expenses.

     SECTION 8.06. Eligibility Requirements for Trustee.

     The Trustee hereunder shall at all times be a corporation or association organized and doing business under the laws of a state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 subject to supervision or examination by federal or state authority and with a credit rating which would not cause either of the Rating Agencies to reduce their respective then current ratings of the Certificates (or having provided such security from time to time as is sufficient to avoid such reduction) without taking the Policy into account. If such corporation or association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 8.06 the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 8.06, the Trustee shall resign immediately in the manner and with the effect specified in Section
8.07 hereof. The entity serving as Trustee may have normal banking and trust relationships with the Depositor and its affiliates or the Servicer and its affiliates; provided, however, that such entity cannot be an affiliate of the Servicer other than the Trustee in its role as successor to the Servicer.

     SECTION 8.07. Resignation and Removal of Trustee.

                  The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice of

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resignation to the Depositor, the Insurer and the Servicer and each Rating
Agency not less than 60 days before the date specified in such notice when, subject to Section 8.08, such resignation is to take effect, and acceptance by a successor trustee in accordance with Section 8.08 meeting the qualifications set forth in Section 8.06. If no successor trustee meeting such qualifications shall have been so appointed and have accepted appointment within 30 days after the giving of such notice or resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

     If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 hereof and shall fail to resign after written request thereto by the Depositor, or if at any time the Trustee shall become incapable of acting, or shall be adjudged as bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, or a tax is imposed with respect to the Trust Fund by any state in which the Trustee or the Trust Fund is located and the imposition of such tax would be avoided by the appointment of a different trustee, then the Depositor or the Servicer may remove the Trustee, and shall, within 30 days after such removal, and appoint a successor trustee by written instrument, in triplicate, one copy of which instrument shall be delivered to the Trustee, one copy of which shall be delivered to the Servicer and one copy to the successor trustee.

     The Insurer or the Holders of Certificates entitled to at least 51% of the Voting Rights may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by the Insurer or such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered by the successor trustee to the Servicer, one complete set to the Trustee so removed and one complete set to the successor so appointed. Notice of any removal of the Trustee shall be given to each Rating Agency by the successor trustee.

     Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 8.07 shall become effective upon acceptance of appointment by the successor trustee as provided in
Section 8.08 hereof.

     SECTION 8.08. Successor Trustee.

     Any successor trustee appointed as provided in Section 8.07 hereof shall execute, acknowledge and deliver to the Depositor and to its predecessor trustee and the Servicer an

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instrument accepting such appointment hereunder and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The Depositor, the Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties, and obligations.

     No successor trustee shall accept appointment as provided in this Section
8.08 unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06 hereof, is approved in writing by the Insurer and its appointment shall not adversely affect the then current rating of the Certificates.

     Upon acceptance of appointment by a successor trustee as provided in this
Section 8.08, the Depositor shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Depositor fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Depositor.

     SECTION 8.09. Merger or Consolidation of Trustee.

     Any corporation into which the Trustee may be merged or converted or with which it may be consolidated or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided that such corporation shall be eligible under the provisions of Section 8.06 hereof without the execution or filing of any paper or further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

     SECTION 8.10. Appointment of Co-Trustee or Separate Trustee.

     Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing any Mortgage Note may at the time be located, the Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees jointly with the Trustee, or separate trustee or

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separate trustees, of all or any part of the Trust Fund, and to vest in such
Person or Persons, in such capacity and for the benefit of the Certificateholders, such title to the Trust Fund or any part thereof, whichever is applicable, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Servicer and the Trustee may consider necessary or desirable. If the Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request to do so, or in the case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 and no notice to Certificateholders of the appointment of any co-trustee or separate trustee shall be required under
Section 8.08.

     Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

          (i) To the extent necessary to effectuate the purposes of this Section 8.10, all rights, powers, duties and obligations conferred or imposed upon the Trustee, except for the obligation of the Trustee under this Agreement to advance funds on behalf of the Servicer, shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the applicable Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

          (ii) No trustee hereunder shall be held personally liable by reason of any act or omission of any other trustee hereunder and such appointment shall not, and shall not be deemed to, constitute any such separate trustee or co-trustee as agent of the Trustee;

          (iii) The Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee; and


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          (iv) The Servicer, and not the Trustee, shall be liable for the payment of reasonable compensation, reimbursement and indemnification to any such separate trustee or co-trustee.

     Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the separate trustees and co-trustees, when and as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Servicer and the Depositor.

     Any separate trustee or co-trustee may, at any time, constitute the Trustee its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

     SECTION 8.11. Tax Matters.

     It is intended that the assets with respect to which any REMIC election is to be made, as set forth in the Preliminary Statement, shall constitute, and that the conduct of matters relating to such assets shall be such as to qualify such assets as, a "real estate mortgage investment conduit" as defined in and in accordance with the REMIC Provisions. In furtherance of such intention, the Trustee covenants and agrees that it shall act as agent (and the Trustee is hereby appointed to act as agent) on behalf of the REMIC and that in such capacity it shall: (a) prepare and file, or cause to be prepared and filed, in a timely manner, a U.S. Real Estate Mortgage Investment Conduit Income Tax Return (Form 1066 or any successor form adopted by the Internal Revenue Service) and prepare and file or cause to be prepared and filed with the Internal Revenue Service and applicable state or local tax authorities income tax or information returns for each taxable year with respect to the REMIC, containing such information and at the times and in the manner as may be required by the Code or state or local tax laws, regulations, or rules, and furnish or cause to be furnished to

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Certificateholders the schedules, statements or information at such times and in such manner as may be required thereby; (b) within thirty days of the Closing Date, furnish or cause to be furnished to the Internal Revenue Service, on Forms 8811 or as otherwise may be required by the Code, the name, title, address, and telephone number of the person that the holders of the Certificates may contact for tax information relating thereto, together with such additional information as may be required by such Form, and update such information at the time or times in the manner required by the Code; (c) make or cause to be made elections that such assets be treated as a REMIC on the federal tax return for its first taxable year (and, if necessary, under applicable state law); (d) prepare and forward, or cause to be prepared and forwarded, to the Certificateholders and to the Internal Revenue Service and, if necessary, state tax authorities, all information returns and reports as and when required to be provided to them in accordance with the REMIC Provisions, including without limitation, the calculation of any original issue discount using the Prepayment Assumption; (e) provide information necessary for the computation of tax imposed on the transfer of a Class R Certificate to a Person that is not a Permitted Transferee, or an agent (including a broker, nominee or other middleman) of a Non-Permitted Transferee, or a pass-through entity in which a Non-Permitted Transferee is the record holder of an interest (the reasonable cost of computing and furnishing such information may be charged to the Person liable for such tax); (f) to the extent that they are under its control conduct matters relating to such assets at all times that any Certificates are outstanding so as to maintain the status as a REMIC under the REMIC Provisions; (g) not knowingly or intentionally take any action or omit to take any action that would cause the termination of the REMIC status; (h) pay, from the sources specified in the last paragraph of this
Section 8.11, the amount of any federal or state tax, including prohibited transaction taxes as described below, imposed on the REMIC prior to its termination when and as the same shall be due and payable (but such obligation shall not prevent the Trustee or any other appropriate Person from contesting any such tax in appropriate proceedings and shall not prevent the Trustee from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings); (i) ensure that federal, state or local income tax or information returns shall be signed by the Trustee or such other person as may be required to sign such returns by the Code or state or local laws, regulations or rules; (j) maintain records relating to the REMIC, including but not limited to the income, expenses, assets and liabilities thereof and the fair market value and adjusted basis of the assets determined at such intervals as may be required by the Code, as may be necessary to prepare the foregoing returns, schedules, statements or information; and (k) as and when necessary and appropriate, represent the REMIC in any administrative or judicial proceedings relating to an examination or audit by any governmental taxing authority,

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request an administrative adjustment as to any taxable year of the REMIC, enter into settlement agreements with any governmental taxing agency, extend any statute of limitations relating to any tax item of the REMIC, and otherwise act on behalf of the REMIC in relation to any tax matter or controversy involving it.

     In order to enable the Trustee to perform its duties as set forth herein, the Depositor shall provide, or cause to be provided, to the Trustee within ten
(10) days after the Closing Date all information or data that the Trustee requests in writing and determines to be relevant for tax purposes to the valuations and offering prices of the Certificates, including, without limitation, the price, yield, prepayment assumption and projected cash flows of the Certificates and the Loans. Thereafter, the Depositor shall provide to the Trustee promptly upon written request therefor, any such additional information or data that the Trustee may, from time to time, reasonably request in order to enable the Trustee to perform its duties as set forth herein. The Depositor hereby indemnifies the Trustee for any losses, liabilities, damages, claims or expenses of the Trustee arising from any errors or miscalculations of the Trustee that result from any failure of the Depositor to provide, or to cause to be provided, accurate information or data to the Trustee on a timely basis.

     In the event that any tax is imposed on "prohibited transactions" of the REMIC as defined in Section 860F(a)(2) of the Code, on the "net income from foreclosure property" of the REMIC as defined in Section 860G(c) of the Code, on any contribution to the REMIC after the Startup Day pursuant to Section 860G(d) of the Code, or any other tax is imposed, if not paid as otherwise provided for herein, such tax shall be paid by (i) the Trustee, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this Agreement, (ii) the Servicer, or if such tax arises out of or results from a breach by the Servicer or a Seller of any of their obligations under this Agreement, (iii) the Sellers, if any tax arises out of or results from any Seller's obligation to repurchase a Loan pursuant to Section 2.02 or 2.03 or
(iv) in all other cases, or in the event that the Trustee, the Servicer or a Seller fails to honor its obligations under the preceding clause (i),(ii) or
(iii), such tax will be paid with amounts otherwise to be distributed to the Certificateholders, as provided in Section 3.08(b).

     SECTION 8.12. Periodic Filings.

     The Depositor shall prepare, execute and file all periodic reports required under the Securities Exchange Act of 1934. In connection with the preparation and filing of such periodic reports, the Servicer shall timely provide to the Depositor all material information available to it which is required to be

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included in such reports and not known to it to be in the possession of the
Depositor and such other information as the Depositor reasonably may request from it and otherwise reasonably shall cooperate with the Depositor. The Depositor shall have no liability with respect to any failure to properly prepare or file such periodic reports resulting from or relating to the Depositor's inability or failure to obtain any information not resulting from its own negligence or willful misconduct.

     SECTION 8.13. Appointment of Custodians.

     The Trustee may, with the consent of the Servicer, appoint one or more Custodians to hold all or a portion of the Trustee's Mortgage Files as agent for the Trustee, by entering into a Custodial Agreement. The Trustee agrees to comply with the terms of each Custodial Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders and the Insurer. The Trustee shall be liable for the fees of any Custodian appointed hereunder. Each Custodian shall be a depository institution subject to supervision by federal or state authority and shall be qualified to do business in the jurisdiction in which it holds any Trustee's Mortgage File.

     SECTION 8.14. Trustee May Enforce Claims Without Possession of
                   Certificates.

     All rights of action and claims under this Agreement or the Certificates may be prosecuted and enforced by the Trustee without the possession of any of the Certificates or the production thereof in any proceeding relating thereto, any such proceeding instituted by the Trustee shall be brought in its own name or in its capacity as Trustee. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Insurer or the Certificateholders in respect of which such judgment has been recovered.

     SECTION 8.15. Suits for Enforcement.

     In case an Event of Default or other default by the Servicer hereunder shall occur and be continuing, the Trustee, in its discretion, may proceed to protect and enforce its rights and the rights of the Insurer and the Certificateholders under this Agreement by a suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Agreement or in aid of the execution of any power granted in this Agreement or for the enforcement of any other legal, equitable or other remedy, as the Trustee, being advised by counsel, shall deem most effectual to

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protect and enforce any of the rights of the Trustee or the Insurer and the
Certificateholders.


                                   ARTICLE IX

                                   TERMINATION

     SECTION 9.01. Termination upon Liquidation or Purchase of all Loans.

     Subject to Section 9.03, the obligations and responsibilities of the Depositor, the Servicer and the Trustee created hereby with respect to the Trust Fund shall terminate upon the earlier of (a) the purchase by the Servicer of all Loans (and REO Properties) remaining in the Trust Fund at a price equal to the sum of (i) 100% of the Stated Principal Balance of each Loan plus accrued and unpaid interest thereon at the applicable Pass-Through Rate and (ii) 100% of the Stated Principal Balance of each Loan related to any REO Property plus accrued and unpaid interest thereon at the applicable Pass-Through Rate and (b) the later of (i) the maturity or other liquidation (or any Advance with respect thereto) of the last Loan remaining in the Trust Fund and the disposition of all REO Property and (ii) the distribution to Certificateholders of all amounts required to be distributed to them pursuant to this Agreement. In no event shall the trusts created hereby continue beyond the earlier of (i) the expiration of 21 years from the death of the survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James, living on the date hereof and (ii) the Latest Possible Maturity Date. The right to purchase all Loans and REO Properties pursuant to clause (a) above shall be conditioned upon the Pool Principal Balance, at the time of any such repurchase, aggregating less than or equal to five percent (5%) of the aggregate Cut-off Date Principal Balance of the Loans.

     SECTION 9.02. Final Distribution on the Certificates.

     If on any Determination Date, the Servicer determines that there are no Outstanding Loans and no other funds or assets in the Trust Fund other than the funds in the Certificate Account, the Servicer shall direct the Trustee promptly to send a final distribution notice to each Certificateholder. If the Servicer elects to terminate the Trust Fund pursuant to clause (a) of Section 9.01, at least 20 days prior to the date notice is to be mailed to the affected Certificateholders, the Servicer shall notify the Depositor, the Insurer and the Trustee of the date the Servicer intends to terminate the Trust Fund and of the applicable repurchase price of the Loans and REO Properties.


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     Notice of any termination of the Trust Fund, specifying the Distribution
Date on which Certificateholders may surrender their Certificates for payment of the final distribution and cancellation, shall be given promptly by the Trustee by letter to Certificateholders mailed not earlier than the 15th day and no later than the 10th day of the month next preceding the month of such final distribution. Any such notice shall specify (a) the Distribution Date upon which final distribution on the Certificates will be made upon presentation and surrender of Certificates at the office therein designated, (b) the amount of such final distribution, (c) the location of the office or agency at which such presentation and surrender must be made, and (d) that the Record Date otherwise applicable to such Distribution Date is not applicable, distributions being made only upon presentation and surrender of the Certificates at the office therein specified. The Servicer will give such notice to each Rating Agency at the time such notice is given to Certificateholders.

     In the event such notice is given, the Servicer shall cause all funds in the Certificate Account to be remitted to the Trustee for deposit in the Distribution Account on the Business Day prior to the applicable Distribution Date in an amount equal to the final distribution in respect of the Certificates. Upon such final deposit with respect to the Trust Fund and the receipt by the Trustee of a Request for Release therefor, the Trustee shall promptly release to the Servicer the Mortgage Files for the Loans.

     Upon presentation and surrender of the Certificates, the Trustee shall cause to be distributed to Certificateholders of each Class, in the order set forth in Section 4.02 hereof, on the final Distribution Date and in proportion to their respective Percentage Interests, with respect to Certificateholders of the same Class, an amount equal to (i) as to each Class of Class A Certificates, the Certificate Balance thereof plus accrued interest thereon, and (ii) as to the Class R Certificates, the amount, if any, which remains on deposit in the Distribution Account (other than the amounts retained to meet claims) after application pursuant to clause (i) above.

     In the event that any affected Certificateholders shall not surrender Certificates for cancellation within six months after the date specified in the above mentioned written notice, the Trustee shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice all the applicable Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets which

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remain a part of the Trust Fund. If within one year after the second notice all
Certificates shall not have been surrendered for cancellation, the Class R Certificateholders shall be entitled to all unclaimed funds and other assets of the Trust Fund which remain subject hereto.

     SECTION 9.03. Additional Termination Requirements.

     (a) In the event the Servicer exercises its purchase option as provided in
Section 9.01, the Trust Fund shall be terminated in accordance with the following additional requirements, unless the Trustee has been supplied with an Opinion of Counsel, at the expense of the Servicer, to the effect that the failure to comply with the requirements of this Section 9.03 will not (i) result in the imposition of taxes on "prohibited transactions" on the REMIC as defined in section 860F of the Code, or (ii) cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding:

          (1) Within 90 days prior to the final Distribution Date set forth in the notice given by the Servicer under Section 9.02, the Servicer shall prepare and the Trustee, at the expense of the "tax matters person," shall adopt a plan of complete liquidation within the meaning of section 860F(a)(4) of the Code which, as evidenced by an Opinion of Counsel (which opinion shall not be an expense of the Trustee or the Tax Matters Person), meets the requirements of a qualified liquidation; and

          (2) Within 90 days after the time of adoption of such a plan of complete liquidation, the Trustee shall sell all of the assets of the Trust Fund to the Servicer for cash in accordance with Section 9.01.

     (b) The Trustee as agent for any REMIC hereby agrees to adopt and sign such a plan of complete liquidation upon the written request of the Servicer, and the receipt of the Opinion of Counsel referred to in Section 9.03(a)(1) and to take such other action in connection therewith as may be reasonably requested by the Servicer.

     (c) By their acceptance of the Certificates, the Holders thereof hereby authorize the Servicer to prepare and the Trustee to adopt and sign a plan of complete liquidation.


                                    ARTICLE X

                            MISCELLANEOUS PROVISIONS

     SECTION 10.01. Amendment.


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     This Agreement may be amended from time to time by the Depositor, the
Sellers, the Servicer and the Trustee with the consent of the Insurer, but without the consent of any of the Certificateholders to cure any ambiguity, or to correct or supplement any provisions herein, or to make such other provisions with respect to matters or questions arising under this Agreement as shall not be inconsistent with any other provisions herein; provided that such action shall not, as evidenced by an Opinion of Counsel (which Opinion of Counsel shall not be an expense of the Trustee or the Trust Fund), adversely affect in any material respect the interests of any Certificateholder; provided, however, that the amendment shall not be deemed to adversely affect in any material respect the interests of the Certificateholders if the Person requesting the amendment obtains a letter from each Rating Agency stating that the amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the Certificates; it being understood and agreed that any such letter in and of itself will not represent a determination as to the materiality of any such amendment and will represent a determination only as to the credit issues affecting any such rating. The Trustee, the Depositor, the Sellers, and the Servicer also may at any time and from time to time amend this Agreement without the consent of the Certificateholders to modify, eliminate or add to any of its provisions to such extent as shall be necessary or helpful to maintain the qualification of the Trust Fund as a REMIC under the Code or to avoid or minimize the risk of the imposition of any tax on the REMIC pursuant to the Code that would be a claim at any time prior to the final redemption of the Certificates, provided that the Trustee has been provided an Opinion of Counsel, which opinion shall be an expense of the party requesting such opinion but in any case shall not be an expense of the Trustee or the Trust Fund, to the effect that such action is necessary or helpful to maintain such qualification or to avoid or minimize the risk of the imposition of such a tax.

     This Agreement may be amended from time to time by the Seller, the Servicer, the Depositor and the Trustee, without the consent of any of the Certificateholders, to provide for termination of the Spread Account or the substitution of assets in the Spread Account as contemplated in Section 3A.01(d).

     This Agreement may also be amended from time to time by the Depositor, the Sellers, the Servicer and the Trustee with the consent of the Insurer and the Holders of a Majority in Interest of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments required to be distributed on any Certificate without the consent of the Holder

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of such Certificate, (ii) adversely affect in any material respect the interests of the Holders of any Class of Certificates in a manner other than as described in (i), without the consent of the Holders of Certificates of such Class evidencing, as to such Class, Percentage Interests aggregating 66%, or (iii) reduce the aforesaid percentages of Certificates the Holders of which are required to consent to any such amendment, without the consent of the Holders of all such Certificates then outstanding. Prior to the execution of any amendment to this Agreement, the Trustee shall be entitled to receive and rely upon an Opinion of Counsel (which Opinion of Counsel shall not be at the expense of the Trustee or the Trust Fund) stating that the execution of such amendment is authorized or permitted by this Agreement. The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's own rights, duties or immunities under this Agreement.

     Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel, which opinion shall not be an expense of the Trustee or the Trust Fund, to the effect that such amendment will not cause the imposition of any tax on the REMIC or the Certificateholders or cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding.

     Promptly after the execution of any amendment to this Agreement requiring the consent of Certificateholders or the Insurer, the Trustee shall furnish written notification of the substance or a copy of such amendment to each Certificateholder, the Insurer and each Rating Agency.

     It shall not be necessary for the consent of Certificateholders or the Insurer under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

     Nothing in this Agreement shall require the Trustee to enter into an amendment without receiving an Opinion of Counsel (which Opinion shall not be an expense of the Trustee or the Trust Fund) satisfactory to the Trustee that (i) such amendment is permitted and is not prohibited by this Agreement and that all requirements for amending this Agreement have been complied with; and (ii) either (A) the amendment does not adversely affect in any material respect the interests of any Certificateholder or the Insurer or (B) the conclusion set forth in the immediately preceding clause (A) is not required to be reached pursuant to this Section 10.01.

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     SECTION 10.02. Recordation of Agreement; Counterparts.

     This Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer at its expense, but only upon direction by the Trustee accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

     For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

     SECTION 10.03. Governing Law.

     THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HERETO AND THE CERTIFICATEHOLDERS SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     SECTION 10.04. Intention of Parties.

     It is the express intent of the parties hereto that the conveyance of the Loans by the Sellers to the Depositor pursuant to Article II of this Agreement be, and be construed as, an absolute sale thereof to the Depositor. It is, further, not the intention of the parties that such conveyance be deemed a pledge thereof by the Sellers to the Depositor to secure a borrowing by the Sellers from the Depositor. However, in the event that, notwithstanding the intent of the parties, such assets are held to be the property of the Sellers or any one of them, or if this Agreement is held or deemed to constitute or have created a loan, lending transaction or an extension of credit by the Depositor to the Sellers or any one of them, then and only then (i) this Agreement shall be deemed, effective as of June 1, 1997, to be a security agreement within the meaning of the Uniform Commercial Code of the State of New York and (ii) the conveyance by the Sellers to the Depositor provided for in this Agreement shall be deemed, effective as of June 1, 1997, to be an assignment and a grant by the Sellers to the Depositor, and each of the Sellers does hereby grant and assign to the Depositor, a security interest in, and lien upon, all of the assets that constitute the

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Mortgage Notes and the Trust Fund, and all of the proceeds thereof, whether now owned or hereafter acquired.

     The Sellers, for the benefit of the Depositor, shall, in connection with the perfection of the security interest described in the preceding paragraph of this Section 10.04, deliver to the Depositor on the Closing Date the financing statements described in Schedule IV hereto. The Sellers shall also arrange for the delivery to the Depositor of any appropriate Uniform Commercial Code continuation statements as may be necessary or appropriate to continue the perfection of the security interest of the Depositor in the Mortgage Notes and the Trust Fund, and all of the proceeds thereof, whether now owned or hereafter acquired. The Sellers, for the benefit of the Depositor, shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement is held or deemed to constitute or have created a loan, lending transaction or an extension of credit by the Depositor to the Sellers or any one of them, then and only then (i) this Agreement shall be deemed, effective as of June 1, 1997, to be a security agreement within the meaning of the Uniform Commercial Code of the State of New York and (ii) the conveyance by the Sellers to the Depositor provided for in this Agreement shall be deemed, effective as of June 1, 1997, to be an assignment and a grant by the Sellers to the Depositor, and each of the Sellers does hereby grant and assign to the Depositor, a security interest in, and lien upon, all of the assets that constitute the Mortgage Notes and the Trust Fund, and all of the proceeds thereof, whether now owned or hereafter acquired, such security interest shall be deemed to be a perfected security interest of first priority under applicable law, and will be maintained as such throughout the term of this Agreement. The Sellers shall arrange for filing any appropriate Uniform Commercial Code financing statements, continuation statements or other appropriate forms, notices or documents in connection with any security interest granted or assigned to the Depositor.

     The Depositor does hereby assign the security interest in and lien on the Mortgage Notes and the Trust Fund, and all proceeds thereof, whether now owned or hereafter acquired, to the Trustee for the benefit of the Certificateholders and the Insurer. The Depositor shall arrange for filing of such Uniform Commercial Code financing statements as are necessary to effect the assignment of the security interest and lien to the Trustee for the benefit of the Certificateholders and the Insurer.

     It is the express intent of the parties hereto that the conveyance of the Trust Fund by the Depositor to the Trustee pursuant to Article II of this Agreement be, and be construed as, an absolute sale thereof to the Trustee. It is, further, not the intention of the parties that such conveyance be deemed a pledge thereof by the Depositor to the Trustee to secure a borrowing by

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the Depositor from the Trustee. However, in the event that, notwithstanding the intent of the parties, such assets are held to be the property of the Depositor, or if this Agreement is held or deemed to constitute or have created a loan, lending transaction or an extension of credit by the Trustee to the Depositor, then and only then (i) this Agreement shall be deemed, effective as of June 1, 1997, to be a security agreement within the meaning of the Uniform Commercial Code of the State of New York and (ii) the conveyance by the Depositor to the Trustee provided for in this Agreement shall be deemed, effective as of June 1, 1997, to be an assignment and a grant by the Depositor to the Trustee, and the Depositor does hereby grant and assign to the Trustee, for the benefit of the Certificateholders, a security interest in, and lien upon, all of the assets that constitute the Mortgage Notes and the Trust Fund, and all of the proceeds thereof, whether now owned or hereafter acquired.

     The Depositor, for the benefit of the Trustee, the Insurer and the Certificateholders, shall, in connection with the perfection of the security interest described in the preceding paragraph of this Section 10.04, deliver to the Trustee on the Closing Date the financing statements described in Schedule V hereto. The Depositor shall also arrange for the delivery to the Trustee of any appropriate Uniform Commercial Code continuation statements as may be necessary or appropriate to continue the perfection of the security interest of the Trustee in the Trust Fund, and all of the proceeds thereof, whether now owned or hereafter acquired. The Depositor, for the benefit of the Trustee and the Certificateholders, shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement is held or deemed to constitute or have created a loan, lending transaction or an extension of credit by the Trustee to the Depositor, then and only then (i) this Agreement shall be deemed, effective as of June 1, 1997, to be a security agreement within the meaning of the Uniform Commercial Code of the State of New York and (ii) the conveyance by the Depositor to the Trustee provided for in this Agreement shall be deemed, effective as of June 1, 1997, to be an assignment and a grant by the Depositor to the Trustee, and the Depositor does hereby grant and assign to the Trustee, for the benefit of the Certificateholders, a security interest in, and lien upon, all of the assets that constitute the Mortgage Notes and the Trust Fund, and all of the proceeds thereof, whether now owned or hereafter acquired, such security interest shall be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. The Servicer shall, within ten (10) days of the Closing Date, present to the appropriate filing offices in the jurisdictions set forth on Schedules V and VI all of the financing statements delivered on the Closing Date by the Sellers to the Depositor, the assignments thereof delivered by the Depositor to the Trustee on the Closing Date and the financing statements delivered by the Depositor to the Trustee on the Closing Date. The Servicer shall arrange for filing any appropriate Uniform Commercial Code continuation statements or other appropriate forms, notices or documents in connection with any security interest granted or assigned to the Trustee.

     SECTION 10.05. Notices.

     (a) The Trustee shall use its best efforts to promptly provide notice to the Insurer and each Rating Agency with respect to each of the following of which it has actual knowledge:

     1. Any material change or amendment to this Agreement;

     2. The occurrence of any Event of Default that has not been cured;

     3. The resignation or termination of the Servicer or the Trustee and the appointment of any successor;

     4. The repurchase or substitution of Loans pursuant to Section 2.03; and

     5. The final payment to Certificateholders.

     In addition, the Trustee shall promptly furnish to each Rating Agency copies of the following:

     1. Each report to Certificateholders described in Section 4.03;

     2. Each annual statement as to compliance described in Section 3.16;

     3. Each annual independent public accountants' servicing report described in Section 3.17; and

     4. Any notice of a purchase of a Loan pursuant to Section 2.02, 2.03 or 3.11.

     (b) All directions, demands and notices hereunder shall be in writing and shall be deemed to have been duly given when delivered to (a) in the case of the Depositor, Equity One ABS, Inc., 103 Springer Building, 3411 Silverside Road, Wilmington, Delaware 19810, Attention: President, facsimile number: (302) 478-3667, (b) in the case of the Servicer, Equity One, Inc., 523 Fellowship Road, Suite 230, Mt. Laurel, New Jersey 08054, Attention: President, facsimile number: (609) 273-3752, or such other address as may be hereafter furnished to the Depositor and the Trustee by the Servicer in writing, (c) in the case of Equity One-Florida, Equity One Mortgage, Inc., 3820 Northdale Boulevard, Tampa, FL 33624, Attention: President, facsimile number: (813) 960-8899, (d) in the case of Equity One-Minnesota, Equity One, Inc., 2626 East 82nd Street, 1st Floor/Suite 102, Bloomington, Minnesota 55425, Attention: President, facsimile number: (612) 854-4820, (e) in the case of Equity One-New Hampshire, Equity One Consumer Loan Company, Inc., 25 South River Road, Suite 304, Bedford, NH 03110, Attention: President, facsimile number: (603) 622-6499, (f) in the case of Equity One-New York, Equity One Mortgage, Inc., 270 Spagnoli Road, Melville, NY 11747, Attention: President, facsimile number: (516) 249-2270, (g) in the case of Equity One-North Carolina, Equity One Mortgage Company, 4614 A West Market Street, Greensboro, NC 27407,
Attention: President, facsimile number: (910) 854-7794, (h) in the case of Equity One-Pennsylvania, Equity One, Incorporated, 340 East Maple Avenue, Suite 304, Langhorne, PA 19047, Attention: President, facsimile number: (215) 741-4161, (i) in the case of Equity One-West Virginia, Equity One of West Virginia, Inc., 2610 Aikens Center, Martinsburg, WV 25401, Attention: President, facsimile number: (304) 264-9403, (j) in the case of the Trustee, The Chase Manhattan Bank, 450 West 33rd Street, 15th Floor, New York, New York 10001,
Attention: Structured Finance Services (ABS), facsimile number: 212-946-8191, or such other address as the Trustee may hereafter furnish to the Depositor or Servicer, (k) in the case of the Insurer, AMBAC Indemnity Corporation, One State Street Plaza, New York, New York 10004, Attention: Structured Finance Department
- MBS, facsimile number: (212) 363-1459 and (l) in the case of the Rating Agencies, the address specified therefor in the definition corresponding to the name of such Rating Agency. Notices to Certificateholders shall be deemed given when mailed, first class postage prepaid, to their respective addresses appearing in the Certificate Register.

     SECTION 10.06. Severability of Provisions.

     If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

     SECTION 10.07. Assignment.

     Notwithstanding anything to the contrary contained herein, except as provided in Section 6.02, this Agreement may not be assigned by the Servicer without the prior written consent of the Trustee, Insurer and Depositor.

     SECTION 10.08. Limitation on Rights of Certificateholders.

     The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the trust created hereby, nor entitle such Certificateholder's legal representative or heirs to claim an accounting or to take any action or commence any proceeding in any court for a petition or winding up of the trust created hereby, or otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

     No Certificateholder shall have any right to vote (except as provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth or contained in the terms of the Certificates be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third party by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

     No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of an Event of Default and of the continuance thereof, as herein provided, and unless the Holders of Certificates evidencing not less than 25% of the Voting Rights evidenced by the Certificates shall also have made written request to the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses, and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 10.08, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

     SECTION 10.09. Inspection and Audit Rights.

     The Servicer agrees that, on reasonable prior notice, it will permit and will cause each Subservicer to permit any representative of the Depositor, the Insurer or the Trustee during the Servicer's normal business hours, to examine all the books of account, records, reports and other papers of the Servicer relating to the Loans, to make copies and extracts therefrom, to cause such books to be audited by independent certified public accountants selected by the Depositor or the Trustee and to discuss its affairs, finances and accounts relating to the Loans with its officers, employees and independent public accountants (and by this provision the Servicer hereby authorizes said accountants to discuss with such representative such affairs, finances and accounts), all at such reasonable times and as often as may be reasonably requested. Any out-of-pocket expense incident to the exercise by the Depositor or the Trustee of any right under this Section 10.09 shall be borne by the party requesting such inspection; all other such expenses shall be borne by the Servicer or the related Subservicer.

     SECTION 10.10. Certificates Nonassessable and Fully Paid.

     It is the intention of the Depositor that Certificateholders shall not be personally liable for obligations of the Trust Fund, that the interests in the Trust Fund represented by the Certificates shall be nonassessable for any reason whatsoever, and that the Certificates, upon due authentication thereof by the Trustee pursuant to this Agreement, are and shall be deemed fully paid.

     SECTION 10.11. The Closing.

     The closing of the transactions contemplated by this Agreement shall occur at 10:00 a.m. Eastern Standard Time on the Closing Date at the Closing Place.

     SECTION 10.12. Interpretation.

     Unless the context of this Agreement clearly requires otherwise, (a) references to the plural include the singular, the singular the plural, the part the whole, (b) references to one gender includes all genders, (c) "or" has the inclusive meaning frequently identified with the phrase "and/or", (d) "including" has the inclusive meaning frequently identified with the phrase "but not limited to" and (e) references to "hereunder", "hereof" or "herein" relate to this Agreement. The section and other headings contained in this Agreement are for reference purposes only and shall not control or affect the construction of this Agreement or the interpretation thereof in any respect. Section, subsection, schedule and exhibit references are to this Agreement unless otherwise specified.

     SECTION 10.13. Rights of the Insurer.

     (a) The Insurer is an express third-party beneficiary of this Agreement.

     (b) On each Distribution Date the Trustee shall forward to the Insurer a copy of the reports furnished to the Class A Certificateholders and the Depositor on such Distribution Date.

     (c) The Trustee shall provide to the Insurer copies of any report, notice, Opinion of Counsel, Officer's Certificate, request for consent or request for amendment to any document related hereto promptly upon the Trustee's production or receipt thereof.

     (d) Unless an Insurer Default exists, the Trustee and the Depositor shall not agree to any amendment to this Agreement without first having obtained the prior written consent of the Insurer, if such consent is not unreasonably withheld.

     (e) So long as there does not exist a failure by the Insurer to make a required payment under the Policy, the Insurer shall have the right to exercise all rights of the Holders of the Class A Certificates under this Agreement without any consent of such Holders, and such Holders may exercise such rights only with the prior written consent of the Insurer, except as provided herein.

     (f) The Insurer shall not be entitled to exercise any of its rights hereunder so long as there exists a failure by the Insurer to make a required payment under the Policy.

     SECTION 10.14. No Partnership.

     Nothing herein contained shall be deemed or construed to create a co-partnership or joint venture between the parties hereto and the services of the Trustee and the Servicer shall be rendered as an independent contractor and not as agent for the Certificateholders.

                                   * * * * * *

     IN WITNESS WHEREOF, the Depositor, the Trustee, each of the Sellers and the Servicer have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.



                                         Equity One ABS, INC.
                                           as Depositor


                                         By:  /s/ John N. Martella
                                              ----------------------------------
                                              Name:  John N. Martella
                                              Title: Senior Vice President



                                         The Chase Manhattan Bank
                                           as Trustee


                                         By:  /s/ Norma Catone
                                              ----------------------------------
                                              Name:  Norma Catone
                                              Title: Second Vice President



                                         Equity One, Inc. (DE)
                                           as a Seller and Servicer


                                         By:  /s/ John N.Martella
                                              ----------------------------------
                                              Name:  John N. Martella
                                              Title: Senior Vice President



                                         Equity One, Incorporated
                                           as a Seller


                                         By:  /s/ John N. Martella
                                              ----------------------------------
                                              Name:  John N. Martella
                                              Title: Senior Vice President



                                         Equity One Mortgage Company
                                           as a Seller


                                         By:  /s/ John N. Martella
                                              ----------------------------------
                                              Name:  John N. Martella
                                              Title: Senior Vice President

                                         Equity One Mortgage, Inc. (DE)
                                           as a Seller


                                         By:  /s/ John N. Martella
                                              ----------------------------------
                                              Name:  John N. Martella
                                              Title: Senior Vice President



                                         Equity One, Inc. (MN)
                                           as a Seller


                                         By:  /s/ John N. Martella
                                              ----------------------------------
                                              Name:  John N. Martella
                                              Title: Senior Vice President



                                         Equity One Consumer Loan Company, Inc.
                                           as a Seller


                                         By:  /s/ John N. Martella
                                              ----------------------------------
                                              Name:  John N. Martella
                                              Title: Senior Vice President



                                         Equity One of West Virginia, Inc.
                                           as a Seller


                                         By:  /s/ John N. Martella
                                              ----------------------------------
                                              Name:  John N. Martella
                                              Title: Senior Vice President



                                         Equity One Mortgage, Inc. (NY)
                                           as a Seller


                                         By:  /s/ John N. Martella
                                              ----------------------------------
                                              Name:  John N. Martella
                                              Title: Senior Vice President

                                   SCHEDULE I

                                 Loan Schedule


                                     S-I-1

SELLER                                                 LOAN#   B1LAST          B1FIRST     B1MID   B2LAST        B2FIRST     B2MID
EQUITY ONE CONSUMER LOAN COMPANY, INC.                 77523   KEEGAN          DONNA
EQUITY ONE CONSUMER LOAN COMPANY, INC.                 78099   WINEGAR         MARK                WINEGAR       ELISABETH
EQUITY ONE CONSUMER LOAN COMPANY, INC.                 78479   MCMAHON         RAYMOND     J       MCMAHON       DENISE      M
EQUITY ONE CONSUMER LOAN COMPANY, INC.                 78543   SMITH           DUANE       M       SMITH         ANGELA      T
EQUITY ONE CONSUMER LOAN COMPANY, INC.                 79425   CAMPBELL        DANIEL      J
EQUITY ONE CONSUMER LOAN COMPANY, INC.                 79560   BOUDREAU        ANDRE               BOUDREAU      JODI
EQUITY ONE CONSUMER LOAN COMPANY, INC.                 79582   NORMAN          NICK        A
EQUITY ONE CONSUMER LOAN COMPANY, INC.                 79583   NORMAN          NICK        A
EQUITY ONE CONSUMER LOAN COMPANY, INC.                 79620   CHARBONNEAU     LIONEL      H       SKORUPSKI     DEBRA       A
EQUITY ONE CONSUMER LOAN COMPANY, INC.                 79621   MARTINEAU       LUCIEN              MARTINEAU     AMY         C
EQUITY ONE CONSUMER LOAN COMPANY, INC.                 80454   ROUSSEAU        KATHLEEN
EQUITY ONE CONSUMER LOAN COMPANY, INC.                 80672   LESSARD         HENRY       J
EQUITY ONE CONSUMER LOAN COMPANY, INC.                 80677   MONTEMBEAULT    PAULINE     G
EQUITY ONE CONSUMER LOAN COMPANY, INC.                 80710   JUNEAU          STEPHEN     A
EQUITY ONE CONSUMER LOAN COMPANY, INC.                 80745   REYNOLDS        DAVID       A
EQUITY ONE CONSUMER LOAN COMPANY, INC.                 80776   MILUKAS         MARCUS      E       MILUKAS       EDWARD
EQUITY ONE CONSUMER LOAN COMPANY, INC.                 80778   TUOMALA         DAWN        B       BENNETT       MARIE       H
EQUITY ONE CONSUMER LOAN COMPANY, INC.                 81043   CLARK           MELINDA     J       CLARK         ROBERT      A
EQUITY ONE CONSUMER LOAN COMPANY, INC.                 81047   PALANSKI        DEAN        A       PALANSKI      PATRICIA
EQUITY ONE CONSUMER LOAN COMPANY, INC.                 81076   KITCHIN         JUDETH      N       KITCHIN       DONALD      N
EQUITY ONE CONSUMER LOAN COMPANY, INC.                 81204   SMITH           RAYMOND     M
EQUITY ONE CONSUMER LOAN COMPANY, INC.                 81209   PRESCOTT        DEBRA       M       DUBE          MICHAEL
EQUITY ONE CONSUMER LOAN COMPANY, INC.                 81392   KURIMAY         ANDREW      H       KURIMAY       CAROL       A
EQUITY ONE CONSUMER LOAN COMPANY, INC.                 81406   BOJKO           RICHARD     M       BOJKO         JOAN        M
EQUITY ONE CONSUMER LOAN COMPANY, INC.                 81510   MEAD            RALPH       L       MEAD          MARY        T
EQUITY ONE CONSUMER LOAN COMPANY, INC.                 81894   ALEXANDER       GAIL        S
EQUITY ONE CONSUMER LOAN COMPANY, INC.                 82259   FERLAND         RONALD      G       FERLAND       BARBARA     E
EQUITY ONE CONSUMER LOAN COMPANY, INC.                 82314   MAHAN           MICHAEL     S       MAHAN         FLOR        C
EQUITY ONE CONSUMER LOAN COMPANY, INC.                 82316   ALLEN           KEVIN       T       ALLEN         DERORAH     J
EQUITY ONE CONSUMER LOAN COMPANY, INC.                 82320   HANNAGAN        MARIANNE    A
EQUITY ONE CONSUMER LOAN COMPANY, INC.                 82443   ALBERGHENE      ERNIE       B       ALBERGHENE    MARY        E
EQUITY ONE CONSUMER LOAN COMPANY, INC.                 82607   RAPOSO          NELSON      F
EQUITY ONE CONSUMER LOAN COMPANY, INC.                 83155   CROSSMAN        JOEL        A       CROSSMAN      KATHERINE   L
EQUITY ONE CONSUMER LOAN COMPANY, INC.                 83452   MIGNEAULT       ROBERT      A       MIGNEAULT     HARRIET


EQUITY ONE MORTGAGE COMPANY                            77264   KISTLE          DOUGLAS             KISTLE        LINDA
EQUITY ONE MORTGAGE COMPANY                            79710   PRESSWOOD       DEBRA
EQUITY ONE MORTGAGE COMPANY                            79727   JONES           DANNY               JONES         MICHELLE
EQUITY ONE MORTGAGE COMPANY                            80084   STRAYHORN       ALEX        B       STRAYHORN     MARY        E
EQUITY ONE MORTGAGE COMPANY                            80402   SHOAF           MICHAEL     K       SHOAF         ANGELA      G
EQUITY ONE MORTGAGE COMPANY                            80486   SMITH           AUDREY      E
EQUITY ONE MORTGAGE COMPANY                            80552   BULLARD         WARREN      EDWARD
EQUITY ONE MORTGAGE COMPANY                            80655   ARNETT          CONNIE      D
EQUITY ONE MORTGAGE COMPANY                            80657   BALL            DONALD              BALL          DEBORAH
EQUITY ONE MORTGAGE COMPANY                            80667   JACKSON         ERNEST      M
EQUITY ONE MORTGAGE COMPANY                            80669   LATTA           MINNIE      B
EQUITY ONE MORTGAGE COMPANY                            80674   MALAJATI        LARBI
EQUITY ONE MORTGAGE COMPANY                            80678   NICHOLS         NORWOOD     C
EQUITY ONE MORTGAGE COMPANY                            80679   PINER           SAMUEL      G
EQUITY ONE MORTGAGE COMPANY                            80684   THOMPSON        EFFIE       B
EQUITY ONE MORTGAGE COMPANY                            80687   WESTMORELAND    RONALD      W
EQUITY ONE MORTGAGE COMPANY                            80688   WILKINS         MAY         H
EQUITY ONE MORTGAGE COMPANY                            80689   WINTERS         JOHN        F       WINTERS       MELODY
EQUITY ONE MORTGAGE COMPANY                            80690   WRIGHT          ANDREW      G
EQUITY ONE MORTGAGE COMPANY                            80724   DUBOSE          MANLEY      E       DUBOSE        FRANKIE
EQUITY ONE MORTGAGE COMPANY                            80726   REID            BASILIUS    A       REID          LINDA
EQUITY ONE MORTGAGE COMPANY                            80733   THOMPSON        CLARA       H
EQUITY ONE MORTGAGE COMPANY                            80737   WAGONER         VALERIE
EQUITY ONE MORTGAGE COMPANY                            80739   GASSMAN         CHARLES             GASSMAN       ROBIN       L
EQUITY ONE MORTGAGE COMPANY                            80740   WATTS           DAVID       R       WATTS         LAURA
EQUITY ONE MORTGAGE COMPANY                            80741   PHILLIPS        DOLORES
EQUITY ONE MORTGAGE COMPANY                            80742   KINGSLEY        DAVID               KINGSLEY      TERRI
EQUITY ONE MORTGAGE COMPANY                            80746   ROBBINS         LONNIE              ROBBINS       KATRENA
EQUITY ONE MORTGAGE COMPANY                            81041   JOHNSON         MARCUS      A       JOHNSON       JOAN        M
EQUITY ONE MORTGAGE COMPANY                            81049   HAY             KAREN       E
EQUITY ONE MORTGAGE COMPANY                            81054   SCOTT           BENNY               SCOTT         LAUNDRA     RENE
EQUITY ONE MORTGAGE COMPANY                            81055   KENNEDY         MARYANN
EQUITY ONE MORTGAGE COMPANY                            81056   HUBBARD         ROBERT              HUBBARD       MARILYN
EQUITY ONE MORTGAGE COMPANY                            81057   HALL            THERESA     L
EQUITY ONE MORTGAGE COMPANY                            81061   BRICKHOUSE      MARVIN              BRICKHOUSE    SYLVIA
EQUITY ONE MORTGAGE COMPANY                            81062   ELKINS          HUBERT      S       ELKINS        SHEILA      E
EQUITY ONE MORTGAGE COMPANY                            81078   THOMPSON        THOMAS              THOMPSON      SHIRLEY
EQUITY ONE MORTGAGE COMPANY                            81102   BENNETT         BRADY
EQUITY ONE MORTGAGE COMPANY                            81148   FRYE            SCOTT               COLLINS       WENDY

SELLER                                                 PROPERTY ADDRESS           CITY          STATE  ZIP   MATURE    LOANAMT
EQUITY ONE CONSUMER LOAN COMPANY, INC.                 ROUTE 109                  SANDWICH      NH     3227  160515      98000.00
EQUITY ONE CONSUMER LOAN COMPANY, INC.                 50 PAGE HILL ROAD          NEW IPSWICH   NH     3071  160702      60000.00
EQUITY ONE CONSUMER LOAN COMPANY, INC.                 235-241 CONANT STREET      MANCHESTER    NH     3102  210710      78000.00
EQUITY ONE CONSUMER LOAN COMPANY, INC.                 66 CANAL STREET            NASHUA        NH     3060   60718      56000.00
EQUITY ONE CONSUMER LOAN COMPANY, INC.                 721 BEECH STREET           MANCHESTER    NH     3104   60911      77000.00
EQUITY ONE CONSUMER LOAN COMPANY, INC.                 397 WEST MAIN STREET       TILTON        NH     3276   60926      70000.00
EQUITY ONE CONSUMER LOAN COMPANY, INC.                 329-331 HARVARD STREET     MANCHESTER    MA     2048  210927      65000.00
EQUITY ONE CONSUMER LOAN COMPANY, INC.                 433-435 CEDAR STREET       MANCHESTER    NH     3103  210927      69550.00
EQUITY ONE CONSUMER LOAN COMPANY, INC.                 251-253 CONCORD STREET     MANCHESTER    NH     3045   61002      65800.00
EQUITY ONE CONSUMER LOAN COMPANY, INC.                 360-362 CENTRAL STREET     MANCHESTER    NH     3109   61002      62930.00
EQUITY ONE CONSUMER LOAN COMPANY, INC.                 508 DUBUQUE STREET         MANCHESTER    NH     3102   61202     125300.00
EQUITY ONE CONSUMER LOAN COMPANY, INC.                 213A ROUTE 16B             SOMERSWORTH   NH     3878  160805      80000.00
EQUITY ONE CONSUMER LOAN COMPANY, INC.                 7 BROKEN GROUND DRIVE      CONCORD       NH     3301  110814      70400.00
EQUITY ONE CONSUMER LOAN COMPANY, INC.                 56 LONDONDERRY TRNPK RD    HOOKSETT      NH     3106  110807      57400.00
EQUITY ONE CONSUMER LOAN COMPANY, INC.                 24 BELKNAP STREET          NASHUA        NH     3060  161028      84000.00
EQUITY ONE CONSUMER LOAN COMPANY, INC.                 267-271 LOWELL STREET      MANCHESTER    NH     3103   61220      73500.00
EQUITY ONE CONSUMER LOAN COMPANY, INC.                 99 MAIN STREET  UNIT 1     WILTON        NH     3086  211230      70000.00
EQUITY ONE CONSUMER LOAN COMPANY, INC.                 715 ELEY LANE              PEMBROKE      NH     3275  160913      70500.00
EQUITY ONE CONSUMER LOAN COMPANY, INC.                 5 FIELD STREET             NASHUA        NH     3060  160905      62250.00
EQUITY ONE CONSUMER LOAN COMPANY, INC.                 11 CYPRESS STREET          SALEM         NH     3079  111204      85000.00
EQUITY ONE CONSUMER LOAN COMPANY, INC.                 731 SUMMER STREET          MANCHESTER    NH     3103   70122      50000.00
EQUITY ONE CONSUMER LOAN COMPANY, INC.                 15 SAWYER AVE              ATKINSON      NH     3811  161129      95000.00
EQUITY ONE CONSUMER LOAN COMPANY, INC.                 50 NORTH LINCOLN STREET    KEENE         NH     3431  170128      76800.00
EQUITY ONE CONSUMER LOAN COMPANY, INC.                 624 RIMMON STREET          MANCHESTER    NH     3102  220124      74550.00
EQUITY ONE CONSUMER LOAN COMPANY, INC.                 109 DUPREY ROAD            NO CONWAY     NH     3860  270217      90265.00
EQUITY ONE CONSUMER LOAN COMPANY, INC.                 11 WEBSTER PLACE           BOSCAWEN      NH     3303  110607      50000.00
EQUITY ONE CONSUMER LOAN COMPANY, INC.                 GLEN ECHO ROAD             GILMANTON     NH     3237  170317      65600.00
EQUITY ONE CONSUMER LOAN COMPANY, INC.                 58 VIA GRANDE N            MOULTONBORU   NH     3254  270319      75495.00
EQUITY ONE CONSUMER LOAN COMPANY, INC.                 295 HORNE STREET           WARNER        NH     3278  120321      68700.00
EQUITY ONE CONSUMER LOAN COMPANY, INC.                 127 HERSEY LANE            NEW MARKET    NH     3857  270321     121500.00
EQUITY ONE CONSUMER LOAN COMPANY, INC.                 18 LEONARD DRIVE           PELHAM        NH     3076  270325     115000.00
EQUITY ONE CONSUMER LOAN COMPANY, INC.                 PINE MEADOW DRIVE          NEW HAMPTON   NH     3256  170407      64800.00
EQUITY ONE CONSUMER LOAN COMPANY, INC.                 302 ROUTE 106 SOUTH        LOUDON        NH     3301  170429      38200.00
EQUITY ONE CONSUMER LOAN COMPANY, INC.                 6 BLUE JAY HILL ROAD       NASHUA        NH     3060  170505     137600.00

                                                                                                                       2604140.00
EQUITY ONE MORTGAGE COMPANY                            207 HOLLY LANE             MOREHEAD      NC    28557  260430     122400.00
EQUITY ONE MORTGAGE COMPANY                            151 CEDAR LANE TRAIL       WINSTON SALEM NC    27104  261017      53600.00
EQUITY ONE MORTGAGE COMPANY                            RT 5 BOX 2B                SNOW HILL     NC    28580  261021      51000.00
EQUITY ONE MORTGAGE COMPANY                            664 MACK ROAD              ASHEBORO      NC    27203  161104      70386.83
EQUITY ONE MORTGAGE COMPANY                            5645 MT HOPE CHURCH ROAD   SALISBURY     NC    28146  261127     136000.00
EQUITY ONE MORTGAGE COMPANY                            5430 ADDISON DRIVE         CHARLOTTE     NC    28211  161203     129600.00
EQUITY ONE MORTGAGE COMPANY                            1061 HAYNE STRETCH         AUTRYVILLE    NC    28318  111210      64000.00
EQUITY ONE MORTGAGE COMPANY                            1071 NC HWY 241            PINK HILL     NC    28572  110909      45200.00
EQUITY ONE MORTGAGE COMPANY                            250 FARMSTEAD ROAD         WINSTON SALEM NC    27107  260806     147400.00
EQUITY ONE MORTGAGE COMPANY                            682 STONEYKIRK ROAD        FAYETTEVILLE  NC    28314  110913      54680.00
EQUITY ONE MORTGAGE COMPANY                            RT 3 BOX 480               SNOW HILL     NC    28580  260909      30000.00
EQUITY ONE MORTGAGE COMPANY                            4 OBRIANS WAY              ASHVILLE      NC    28803  260715      70000.00
EQUITY ONE MORTGAGE COMPANY                            RT 9 BOX 254               KINSTON       NC    28501  110619      47200.00
EQUITY ONE MORTGAGE COMPANY                            210 RANDOLPH STREET        FAYETTEVILLE  NC    28311  160611      35000.00
EQUITY ONE MORTGAGE COMPANY                            210 COMMERCE STREET        GREENVILLE    NC    27858   60920      46000.00
EQUITY ONE MORTGAGE COMPANY                            216 SOUTH VANDALA CT       KING          NC    27021  110918      45000.00
EQUITY ONE MORTGAGE COMPANY                            116 POND PINE DR           PLYMOUTH      NC    27962  110807      61500.00
EQUITY ONE MORTGAGE COMPANY                            1376 HAYWOOD STREET        HAW RIVER     NC    27258  261028      91000.45
EQUITY ONE MORTGAGE COMPANY                            9402 HUEY BLVD             WAXHAW        NC    28173  160923     120600.00
EQUITY ONE MORTGAGE COMPANY                            112 LIN MAR LANE           STANLEY       NC    28164   60905      52000.00
EQUITY ONE MORTGAGE COMPANY                            1727 FERN FORREST DRIVE    GASTONIA      NC    28054  110826      67000.00
EQUITY ONE MORTGAGE COMPANY                            PO BOX 146                 SIMPSON       NC    27879  160624      67200.00
EQUITY ONE MORTGAGE COMPANY                            205 RODEO DRIVE            LEXINGTON     NC    27292  260812      81000.00
EQUITY ONE MORTGAGE COMPANY                            124 BELVEDERE AVE          SHELBY        NC    28150  111112      68000.00
EQUITY ONE MORTGAGE COMPANY                            17640 LEES MILL ROAD       LAURINBURG    NC    28352  260910      42500.00
EQUITY ONE MORTGAGE COMPANY                            2062 K COURT               WINSTON SALEM NC    27105  261029      60000.00
EQUITY ONE MORTGAGE COMPANY                            514 SHADYBROOK ROAD        HIGH POINT    NC    27265  261030      79650.00
EQUITY ONE MORTGAGE COMPANY                            9199 KENDLE CHAPEL RD      WINNABOW      NC    28479  260603     101600.00
EQUITY ONE MORTGAGE COMPANY                            622 WHITLEY WAY            WENDELL       NC    27591  161028     128000.00
EQUITY ONE MORTGAGE COMPANY                            204 PRINCE STREET          KANNAPOLIS    NC    28083  110923      51680.00
EQUITY ONE MORTGAGE COMPANY                            157 SEVEN OAKS LANE        STATEVILLE    NC    28677  110924      57600.00
EQUITY ONE MORTGAGE COMPANY                            124 CLOVER STREET          N WILKESBORO  NC    28659  111113      35941.62
EQUITY ONE MORTGAGE COMPANY                            95 SIDNEY LN               CURRIE        NC    28435  111005      55250.00
EQUITY ONE MORTGAGE COMPANY                            451 WATERBURY DRIVE        FAYETTEVILLE  NC    28311  260925      92000.00
EQUITY ONE MORTGAGE COMPANY                            25935 US HWY 64 EAST       CRESWELL      NC    27928  110812      49600.00
EQUITY ONE MORTGAGE COMPANY                            RT2 BOX 255A               FLAT ROCK     NC    28731  260731      62400.00
EQUITY ONE MORTGAGE COMPANY                            101 RIDGECREST DRIVE       KING          NC    27021  261101      58000.00
EQUITY ONE MORTGAGE COMPANY                            RT1 BOX 294 HUTCHINS ST    PILOT MOUNT   NC    27041  120113      60000.00
EQUITY ONE MORTGAGE COMPANY                            571 PEACEHAVEN ROAD SOUTH  WINSTON SALEM NC    27104  270115     175500.00

SELLER                                                   PRIN BAL    1STDUE    PYMT    ORGLTV  OCC  PROP    RATE   PURP DOC  SRVFEE
EQUITY ONE CONSUMER LOAN COMPANY, INC.                      95820.13 960615     850.46   66.67 N      1     0.08500 1   1    0.0050
EQUITY ONE CONSUMER LOAN COMPANY, INC.                      58834.55 960802     511.23   67.42 O      1     0.08250 2   1    0.0050
EQUITY ONE CONSUMER LOAN COMPANY, INC.                      74186.28 960810     750.43   63.93 N     50     0.10750 2   1    0.0050
EQUITY ONE CONSUMER LOAN COMPANY, INC.                      53374.57 960818     795.36   64.37 N     64     0.11750 1   1    0.0050
EQUITY ONE CONSUMER LOAN COMPANY, INC.                      73975.03 961011    1049.80   70.00 N     64     0.10750 1   3    0.0050
EQUITY ONE CONSUMER LOAN COMPANY, INC.                      67371.51 961026     974.18   60.34 N     64     0.11250 2   1    0.0050
EQUITY ONE CONSUMER LOAN COMPANY, INC.                      64673.63 961027     648.85   65.00 N     50     0.11250 2   1    0.0050
EQUITY ONE CONSUMER LOAN COMPANY, INC.                      69200.79 961027     694.27   65.00 N     64     0.11250 2   1    0.0050
EQUITY ONE CONSUMER LOAN COMPANY, INC.                      63260.31 961102     897.10   68.54 N     64     0.10750 1   1    0.0050
EQUITY ONE CONSUMER LOAN COMPANY, INC.                      60501.07 961102     857.97   66.95 O     64     0.10750 1   3    0.0050
EQUITY ONE CONSUMER LOAN COMPANY, INC.                     121753.17 970102    1725.29   64.26 N     64     0.10990 1   1    0.0050
EQUITY ONE CONSUMER LOAN COMPANY, INC.                      78861.81 960905     719.26   80.00 O      1     0.08990 2   1    0.0050
EQUITY ONE CONSUMER LOAN COMPANY, INC.                      68738.80 960914     703.61   80.00 O      1     0.08750 1   1    0.0050
EQUITY ONE CONSUMER LOAN COMPANY, INC.                      55907.66 960907     573.68   70.00 O      1     0.08750 2   1    0.0050
EQUITY ONE CONSUMER LOAN COMPANY, INC.                      82937.69 961128     755.22   70.00 O      5     0.08990 2   1    0.0050
EQUITY ONE CONSUMER LOAN COMPANY, INC.                      71750.73 970120    1002.08   68.69 N     53     0.10750 1   1    0.0050
EQUITY ONE CONSUMER LOAN COMPANY, INC.                      69809.67 970130     736.73   70.00 N      1     0.11990 2   1    0.0050
EQUITY ONE CONSUMER LOAN COMPANY, INC.                      69641.56 961013     657.15   75.00 O      1     0.09500 1   1    0.0050
EQUITY ONE CONSUMER LOAN COMPANY, INC.                      61455.67 961005     550.10   62.25 O      1     0.08750 2   1    0.0050
EQUITY ONE CONSUMER LOAN COMPANY, INC.                      83782.48 970104     849.53   70.83 O      1     0.08750 2   1    0.0050
EQUITY ONE CONSUMER LOAN COMPANY, INC.                      49038.79 970222     674.67   52.63 N     64     0.10500 1   1    0.0050
EQUITY ONE CONSUMER LOAN COMPANY, INC.                      93974.94 961229     839.52   33.33 O      1     0.08750 1   1    0.0050
EQUITY ONE CONSUMER LOAN COMPANY, INC.                      76456.04 970228     740.62   80.00 O      1     0.09990 1   1    0.0050
EQUITY ONE CONSUMER LOAN COMPANY, INC.                      74341.01 970224     703.88   67.77 N     64     0.10500 1   1    0.0050
EQUITY ONE CONSUMER LOAN COMPANY, INC.                      89973.80 970317     893.88   75.22 O      1     0.11500 1   1    0.0050
EQUITY ONE CONSUMER LOAN COMPANY, INC.                      47752.87 960707     499.72   49.02 O      1     0.08750 1   1    0.0050
EQUITY ONE CONSUMER LOAN COMPANY, INC.                      65383.36 970417     558.95   80.00 O      1     0.08250 2   1    0.0050
EQUITY ONE CONSUMER LOAN COMPANY, INC.                      75427.80 970419     661.96   74.01 O      1     0.09990 2   1    0.0050
EQUITY ONE CONSUMER LOAN COMPANY, INC.                      68310.33 970421     666.48   45.80 O      1     0.08250 2   1    0.0050
EQUITY ONE CONSUMER LOAN COMPANY, INC.                     121344.53 970421     912.78   79.41 O      1     0.08250 2   1    0.0050
EQUITY ONE CONSUMER LOAN COMPANY, INC.                     114852.85 970425     863.95   79.86 O      1     0.08250 2   1    0.0050
EQUITY ONE CONSUMER LOAN COMPANY, INC.                      64702.86 970507     582.60   80.00 O      1     0.08990 2   1    0.0050
EQUITY ONE CONSUMER LOAN COMPANY, INC.                      38149.64 970529     368.38   55.36 O      1     0.09990 1   1    0.0050
EQUITY ONE CONSUMER LOAN COMPANY, INC.                     137387.35 970605    1215.98   80.00 O      1     0.08750 2   1    0.0050

                                                          2562933.28
EQUITY ONE MORTGAGE COMPANY                                121474.70 960530     941.15   80.00 O      1     0.08500 2   1    0.0050
EQUITY ONE MORTGAGE COMPANY                                 53429.34 961117     469.98   80.00 O      4     0.09990 1   1    0.0050
EQUITY ONE MORTGAGE COMPANY                                 50837.77 961121     447.18   85.00 O      1     0.09990 2   1    0.0050
EQUITY ONE MORTGAGE COMPANY                                 69720.71 961204     678.78   77.09 O      1     0.09990 1   1    0.0050
EQUITY ONE MORTGAGE COMPANY                                135476.79 961227    1118.84   74.32 O      1     0.09250 2   1    0.0050
EQUITY ONE MORTGAGE COMPANY                                128092.57 970103    1145.29   80.00 O      1     0.08750 1   1    0.0050
EQUITY ONE MORTGAGE COMPANY                                 63140.81 970110     648.75   80.00 O      1     0.08990 2   1    0.0050
EQUITY ONE MORTGAGE COMPANY                                 44237.48 961009     485.44   75.33 O      1     0.09990 2   1    0.0050
EQUITY ONE MORTGAGE COMPANY                                146867.61 960906    1184.86   80.11 O      1     0.08990 2   1    0.0050
EQUITY ONE MORTGAGE COMPANY                                 53374.74 961013     554.27   80.00 O      1     0.08990 2   1    0.0050
EQUITY ONE MORTGAGE COMPANY                                 29891.27 961009     263.05   43.80 O      1     0.09990 2   1    0.0050
EQUITY ONE MORTGAGE COMPANY                                 69623.97 960815     601.41   72.92 O      1     0.09750 2   1    0.0050
EQUITY ONE MORTGAGE COMPANY                                 45860.59 960719     500.01   80.00 O      1     0.09750 2   1    0.0050
EQUITY ONE MORTGAGE COMPANY                                 34449.58 960711     326.25   50.29 O      1     0.09500 2   1    0.0050
EQUITY ONE MORTGAGE COMPANY                                 43686.90 961020     607.63   64.79 O      1     0.09990 2   1    0.0050
EQUITY ONE MORTGAGE COMPANY                                 43991.59 961018     456.15   75.00 O      1     0.08990 2   1    0.0050
EQUITY ONE MORTGAGE COMPANY                                 60006.26 960907     660.50   58.57 O      1     0.09990 2   1    0.0050
EQUITY ONE MORTGAGE COMPANY                                 90695.98 961128     731.55   79.13 O      1     0.08990 2   1    0.0050
EQUITY ONE MORTGAGE COMPANY                                119154.91 961023    1065.75   70.53 O      1     0.08750 2   1    0.0050
EQUITY ONE MORTGAGE COMPANY                                 49298.74 961005     672.87   80.00 O      1     0.09500 2   1    0.0050
EQUITY ONE MORTGAGE COMPANY                                 65300.34 960926     679.16   78.82 O      1     0.08990 2   1    0.0050
EQUITY ONE MORTGAGE COMPANY                                 66130.84 960724     582.75   80.00 O      1     0.08490 2   1    0.0050
EQUITY ONE MORTGAGE COMPANY                                 80698.22 960912     725.84   80.20 O      1     0.10250 2   1    0.0050
EQUITY ONE MORTGAGE COMPANY                                 66876.74 961212     679.63   80.00 O      1     0.08750 2   1    0.0050
EQUITY ONE MORTGAGE COMPANY                                 42347.02 961010     388.76   85.34 O      1     0.10500 2   1    0.0050
EQUITY ONE MORTGAGE COMPANY                                 59864.77 961129     526.10   80.00 O      1     0.09990 2   1    0.0050
EQUITY ONE MORTGAGE COMPANY                                 79406.71 961130     743.52   90.00 O      1     0.10750 2   1    0.0050
EQUITY ONE MORTGAGE COMPANY                                101075.73 960703     799.29   80.00 O      1     0.08750 2   1    0.0050
EQUITY ONE MORTGAGE COMPANY                                126813.34 961128    1150.81   80.00 O      1     0.08990 2   1    0.0050
EQUITY ONE MORTGAGE COMPANY                                 50809.02 961023     516.52   80.00 O      1     0.08750 2   1    0.0050
EQUITY ONE MORTGAGE COMPANY                                 56291.14 961024     575.68   80.00 O      1     0.08750 2   1    0.0050
EQUITY ONE MORTGAGE COMPANY                                 35382.55 961213     386.01   83.59 O      1     0.09990 2   1    0.0050
EQUITY ONE MORTGAGE COMPANY                                 54217.31 961105     593.38   85.00 O      1     0.09990 2   1    0.0050
EQUITY ONE MORTGAGE COMPANY                                 91708.22 961025     756.87   76.67 O      1     0.09250 1   1    0.0050
EQUITY ONE MORTGAGE COMPANY                                 48384.92 960912     502.77   80.00 O      1     0.08990 2   1    0.0050
EQUITY ONE MORTGAGE COMPANY                                 62259.39 960831     547.14   80.00 O      1     0.09990 2   1    0.0050
EQUITY ONE MORTGAGE COMPANY                                 57862.49 961201     498.31   80.00 O      1     0.09750 2   1    0.0050
EQUITY ONE MORTGAGE COMPANY                                 59158.97 970213     590.84   80.00 O      1     0.08500 1   1    0.0050
EQUITY ONE MORTGAGE COMPANY                                175217.34 970215    1605.37   77.65 O      1     0.10500 1   1    0.0050

SELLER                                                 LOAN#   B1LAST          B1FIRST     B1MID   B2LAST        B2FIRST    B2MID
EQUITY ONE MORTGAGE COMPANY                            81156   HAYDEN          MELVIN              HAYDEN        LINDA
EQUITY ONE MORTGAGE COMPANY                            81158   MUNGO           JAMES               MUNGO         THELMA
EQUITY ONE MORTGAGE COMPANY                            81161   STONE           EUGENE              STONE         BARBARA
EQUITY ONE MORTGAGE COMPANY                            81172   BRIGMAN         KENNETH     E       BRIGMAN       SUE        P
EQUITY ONE MORTGAGE COMPANY                            81205   CADY            JAMES               CADY          ROBIN
EQUITY ONE MORTGAGE COMPANY                            81211   SUMPTER         CALVIN      G
EQUITY ONE MORTGAGE COMPANY                            81213   JACKSON         ANGELINE    L
EQUITY ONE MORTGAGE COMPANY                            81415   DAVENPORT       MARILYNN
EQUITY ONE MORTGAGE COMPANY                            81416   GEDDES          JOHN                GEDDES        MARIAN
EQUITY ONE MORTGAGE COMPANY                            81459   LEWIS           STEPHEN     R       LEWIS         KATHY      G
EQUITY ONE MORTGAGE COMPANY                            81538   PACE            ROBERT      H       PACE          ERNESTINE
EQUITY ONE MORTGAGE COMPANY                            81544   BUMGARDNER      JACK        P       BUMGARDNER    CARMELLA   S
EQUITY ONE MORTGAGE COMPANY                            81559   ALLEN           KIMBERLY    L
EQUITY ONE MORTGAGE COMPANY                            81570   WEAVER          DENNIS      M       WEAVER        SHARON     L
EQUITY ONE MORTGAGE COMPANY                            81592   MEDLEY          ADRIAN              MEDLEY        JENNIFER
EQUITY ONE MORTGAGE COMPANY                            81828   JAMES           LOIS
EQUITY ONE MORTGAGE COMPANY                            81837   MEREDITH        RICHARD
EQUITY ONE MORTGAGE COMPANY                            81848   SOMMER          KEVIN       W
EQUITY ONE MORTGAGE COMPANY                            81854   MCINTIRE        JEFFREY     L       MCINTIRE      MARY       B
EQUITY ONE MORTGAGE COMPANY                            81857   HARPER          ORIS        STEVEN
EQUITY ONE MORTGAGE COMPANY                            81869   EPPS            JOE                 EPPS          ROBIN
EQUITY ONE MORTGAGE COMPANY                            81898   COLLEY          JAMES       L       COLLEY        SHELBY     J
EQUITY ONE MORTGAGE COMPANY                            81902   GILBERT         BETTY       L
EQUITY ONE MORTGAGE COMPANY                            81946   SIMPSON         LIZZIE      M
EQUITY ONE MORTGAGE COMPANY                            81949   WALKER          CHARLES             WALKER        LOLA
EQUITY ONE MORTGAGE COMPANY                            81989   WEAVER          JOHN        A       WEAVER        BARBARA    A
EQUITY ONE MORTGAGE COMPANY                            82034   ROBERTS         CLIFFORD    MONROE
EQUITY ONE MORTGAGE COMPANY                            82061   CAISSIE         JAMES       G       CAISSIE       FRANCINE   J
EQUITY ONE MORTGAGE COMPANY                            82071   HOLLAND         BOB         W       HOLLAND       MARY       L
EQUITY ONE MORTGAGE COMPANY                            82269   BOLICK          KATHY
EQUITY ONE MORTGAGE COMPANY                            82272   WARD            DAVID
EQUITY ONE MORTGAGE COMPANY                            82273   WILKINS         HAROLD      O       WILKINS       ANN        M
EQUITY ONE MORTGAGE COMPANY                            82278   EMERY           JIMMY       W       EMERY         LUCILLE
EQUITY ONE MORTGAGE COMPANY                            82322   ATKINSON        ROY
EQUITY ONE MORTGAGE COMPANY                            82325   BOWMAN          MICHAEL     L
EQUITY ONE MORTGAGE COMPANY                            82326   BROWN           CLEMOUTH            BROWN         ANNIE
EQUITY ONE MORTGAGE COMPANY                            82346   GRAHAM          BARBARA
EQUITY ONE MORTGAGE COMPANY                            82347   GRAHAM          VIVIAN              GRAHAM        ROBERT
EQUITY ONE MORTGAGE COMPANY                            82352   JACKSON         TED         M       JACKSON       LINDA      F
EQUITY ONE MORTGAGE COMPANY                            82355   LAMBETH         ODELL       L       LAMBETH       BARBARA    B
EQUITY ONE MORTGAGE COMPANY                            82357   LILLEY          RODNEY              LILLEY        OLA
EQUITY ONE MORTGAGE COMPANY                            82359   MAINES          HAROLD      E       MAINES        TERESA     L
EQUITY ONE MORTGAGE COMPANY                            82367   MIZELLE         BOBBY
EQUITY ONE MORTGAGE COMPANY                            82370   MURPHY          EARL                MURPHY        THELMA
EQUITY ONE MORTGAGE COMPANY                            82372   PAYTON          JASPER      L
EQUITY ONE MORTGAGE COMPANY                            82380   SPENCER         GILBERT             SPENCER       MARY
EQUITY ONE MORTGAGE COMPANY                            82436   TURNER          WILLIAM     MITCHELLTURNER        REGINA
EQUITY ONE MORTGAGE COMPANY                            82446   ENGLISH         WARREN      RAY
EQUITY ONE MORTGAGE COMPANY                            82472   THAGGARD        PEGGY
EQUITY ONE MORTGAGE COMPANY                            82475   FLOWERS         DOUG                FLOWERS       ANITA
EQUITY ONE MORTGAGE COMPANY                            82480   BROWN           STAURT      A       BROWN         RANDY
EQUITY ONE MORTGAGE COMPANY                            82483   ALEXANDER       TALMADGE    K       ALEXANDER     IRIS
EQUITY ONE MORTGAGE COMPANY                            82492   ALLEN           MOLLIE      B
EQUITY ONE MORTGAGE COMPANY                            82501   CAUBLE          ALFRED      L       CAUBLE        ROBERTA    ANN
EQUITY ONE MORTGAGE COMPANY                            82512   COOPER          DOROTHY     LUCILLE
EQUITY ONE MORTGAGE COMPANY                            82533   LINGERFELT      RICKY       DEAN
EQUITY ONE MORTGAGE COMPANY                            82616   MCCOMBS         WILFRED             MCCOMBS       PATRICIA
EQUITY ONE MORTGAGE COMPANY                            82619   KELLER          JENNIFER    H
EQUITY ONE MORTGAGE COMPANY                            82623   HAYWORTH        LOIS        WARD    HAYWORTH      CARL       EVERETTE
EQUITY ONE MORTGAGE COMPANY                            82629   MOSLEY          GEORGE
EQUITY ONE MORTGAGE COMPANY                            82633   BRASWELL        WILLIAM             BRASWELL      ROSENA
EQUITY ONE MORTGAGE COMPANY                            82657   SCOTT           ERNEST      R
EQUITY ONE MORTGAGE COMPANY                            82660   ACCORDINO       LAWRENCE            ACCORDINO     LIESA      ANN
EQUITY ONE MORTGAGE COMPANY                            82694   MCLAUGHLIN      ALEXANDER           MCLAUGHLIN    DIANA
EQUITY ONE MORTGAGE COMPANY                            82695   LEMONS          MICHAEL             LEMONS        TERESA
EQUITY ONE MORTGAGE COMPANY                            82699   GORDON          DEAN        R       GORDON        REBECCA    G
EQUITY ONE MORTGAGE COMPANY                            82707   BAXLEY          MARGARET    T.
EQUITY ONE MORTGAGE COMPANY                            82709   BARNHILL        DOUGLAS     H       BARNHILL      MARY       M
EQUITY ONE MORTGAGE COMPANY                            82712   DAVIS           CATHERINE   M
EQUITY ONE MORTGAGE COMPANY                            82717   LEWIS           TERRY       B
EQUITY ONE MORTGAGE COMPANY                            82719   NEILL           HARRY       W       NEILL         BERTIE     C
EQUITY ONE MORTGAGE COMPANY                            82721   TRIPLETT        JOHN        L       TRIPLETT      BRENDA
EQUITY ONE MORTGAGE COMPANY                            82722   TRIPLETT        JOHNNY      L       TRIPLETT      BRENDA
EQUITY ONE MORTGAGE COMPANY                            82724   PRETTY          HATTIE
EQUITY ONE MORTGAGE COMPANY                            82725   BELL            WILLIE              BELL          KAREN

SELLER                                                 PROPERTY ADDRESS           CITY          STATE  ZIP   MATURE    LOANAMT
EQUITY ONE MORTGAGE COMPANY                            409 COUNTRY CLUB DRIVE     STONEYVILLE   NC    27048  110821     104400.00
EQUITY ONE MORTGAGE COMPANY                            1114 NANCY DRIVE           CHARLOTTE     NC    28211  111206      64800.00
EQUITY ONE MORTGAGE COMPANY                            2122 N BERKELEY BLVD       GOLDSBORO     NC    27500   61127      67500.09
EQUITY ONE MORTGAGE COMPANY                            2900 CAMELIA STREET        KINSTON       NC    28501  270123      76000.00
EQUITY ONE MORTGAGE COMPANY                            474 WOLF BRANCH ROAD       MARSHALL      NC    28753  261209      82000.00
EQUITY ONE MORTGAGE COMPANY                            804 RUNYON DRIVE           HIGH POINT    NC    27260  111202      57600.00
EQUITY ONE MORTGAGE COMPANY                            111 SPINDRIFT TRAIL        ELIZABETH CITYNC    27909  261122      63600.00
EQUITY ONE MORTGAGE COMPANY                            516 DAVENPORT FARM RD      WINTERVILLE   NC    28590  120102      85000.00
EQUITY ONE MORTGAGE COMPANY                            1110 BRIARCLIFF ROAD       GREENSBORO    NC    27408  261226     119600.00
EQUITY ONE MORTGAGE COMPANY                            208 DUNDEE CIRCLE          HENDERSONVILE NC    28792  270201      84000.00
EQUITY ONE MORTGAGE COMPANY                            1027 W MAIN STREET         FOREST CITY   NC    28043  120212     124800.00
EQUITY ONE MORTGAGE COMPANY                            3757 CROSSLAND ROAD        WINSTON SALEM NC    27106   70214      53000.00
EQUITY ONE MORTGAGE COMPANY                            RT1 BOX 879 ROLLING BRANCH BURNSVILLE    NC    28714  270218      38400.00
EQUITY ONE MORTGAGE COMPANY                            67 PEGG ROAD               WEAVERVILLE   NC    28787  270218      88000.00
EQUITY ONE MORTGAGE COMPANY                            1809 VANCE STREET          REIDSVILLE    NC    27320  120221      29600.00
EQUITY ONE MORTGAGE COMPANY                            1907 WILSON STREET         NEW BERN      NC    28560  120226      37600.00
EQUITY ONE MORTGAGE COMPANY                            507 EASTWOOD DRIVE         LEXINGTON     NC    27295  120226      46000.00
EQUITY ONE MORTGAGE COMPANY                            1015 C-20 S LAKE PARK BLVD CAROLINA BEACHNC    28428  270225      74700.00
EQUITY ONE MORTGAGE COMPANY                            655 OCEAN HWY              HOLLY BRIDGE  NC    28445  270303      86000.00
EQUITY ONE MORTGAGE COMPANY                            207 CRESENT DRIVE          ASHEBORO      NC    27203  120303      42365.32
EQUITY ONE MORTGAGE COMPANY                            218 MELODY LANE            WINSTON SALEM NC    27105  120303      53600.00
EQUITY ONE MORTGAGE COMPANY                            ROUTE 2 BOX 189            CAMERON       NC    28326  111112     137416.52
EQUITY ONE MORTGAGE COMPANY                            PO BOX 815                 APEX          NC    27502  110828      66307.00
EQUITY ONE MORTGAGE COMPANY                            3524 DONNA ROAD            RALEIGH       NC    27604  120101      81581.35
EQUITY ONE MORTGAGE COMPANY                            2502 DALLAS STREET         DURHAM        NC    27703  110918      74287.32
EQUITY ONE MORTGAGE COMPANY                            1820 LANSDALE DRIVE        CHARLOTTE     NC    28205  120307      62400.00
EQUITY ONE MORTGAGE COMPANY                            124 GREENTOWN ROAD         MT AIRY       NC    27030  170311      49500.00
EQUITY ONE MORTGAGE COMPANY                            1227 OLD FORT ROAD         FAIRVIEW      NC    28732  270314     210000.00
EQUITY ONE MORTGAGE COMPANY                            812 EDGEWOOD DRIVE         JACKSONVILLE  NC    28540  120314      60000.00
EQUITY ONE MORTGAGE COMPANY                            290 BOLICK FARM ROAD       HICKORY       NC    28601  120320      35000.00
EQUITY ONE MORTGAGE COMPANY                            570 SIMERSON ROAD          LEXINGTON     NC    27295  270317      47600.00
EQUITY ONE MORTGAGE COMPANY                            571 C LEE RD               CLAYTON       NC    27520  170203      60000.00
EQUITY ONE MORTGAGE COMPANY                            1844 DEEP BRANCH ROAD      LUMBERTON     NC    28358  270102      54400.00
EQUITY ONE MORTGAGE COMPANY                            107 SHACKELFORD ST         FARMVILLE     NC    27828  110716      46291.80
EQUITY ONE MORTGAGE COMPANY                            PO BOX 10181               SOUTHPORT     NC    28461  160928      78750.00
EQUITY ONE MORTGAGE COMPANY                            PO BOX 452                 WHITEVILLE    NC    28472  110826      74316.58
EQUITY ONE MORTGAGE COMPANY                            103 KING STREET            TABOR CITY    NC    28463   70110      39184.12
EQUITY ONE MORTGAGE COMPANY                            2125 N VILLAGE DR          GREENVILLE    NC    27834   60513      32451.23
EQUITY ONE MORTGAGE COMPANY                            5890 NORMAN DRIVE          RURAL HALL    NC    27045  120117      45000.00
EQUITY ONE MORTGAGE COMPANY                            456 GREGORY CT             ASHEBORO      NC    27203  111220      88175.73
EQUITY ONE MORTGAGE COMPANY                            18 CHERRY LN               CHOCOWINITY   NC    27817  110522      35999.52
EQUITY ONE MORTGAGE COMPANY                            120 N SIXTH AVE            SILER CITY    NC    27344  111202      41602.93
EQUITY ONE MORTGAGE COMPANY                            221 PORTERS NECK RD        WILMINGTON    NC    28401  170127      74684.58
EQUITY ONE MORTGAGE COMPANY                            202 FRANKLIN DRIVE         AYDEN         NC    28500   60712      35192.88
EQUITY ONE MORTGAGE COMPANY                            701 WYATT STREET           GREENVILLE    NC    27858  111016      39489.19
EQUITY ONE MORTGAGE COMPANY                            3621 COUNTRY COVE LANE     RALEIGH       NC    27606  270204     120000.00
EQUITY ONE MORTGAGE COMPANY                            1674 PRISON CAMP ROAD      NEWTON        NC    28658   70326     107500.00
EQUITY ONE MORTGAGE COMPANY                            2237 WASHINGTON STREET     WILMINGTON    NC    28401  170326      56950.00
EQUITY ONE MORTGAGE COMPANY                            441 COUNTRY CLUB DRIVE     LUMBERTON     NC    28358   70210      48000.00
EQUITY ONE MORTGAGE COMPANY                            1221 SE 2ND STREET         HICKORY       NC    28602  120330      55600.00
EQUITY ONE MORTGAGE COMPANY                            508 FIELDSTONE PLACE       JACKSONVILLE  NC    28546  120330      75000.00
EQUITY ONE MORTGAGE COMPANY                            3814 CRICKETT LANE         WINSTON SALEM NC    27104  120328      79655.98
EQUITY ONE MORTGAGE COMPANY                            545 PARK BLVD              WINSTON SALEM NC    27127  120401      31000.00
EQUITY ONE MORTGAGE COMPANY                            49 WILLOW CREEK ROAD       ASHEVILLE     NC    28803  120401      37094.20
EQUITY ONE MORTGAGE COMPANY                            1212 BROOKHAVEN DRIVE      LINCOLNTON    NC    28092  170402      60000.00
EQUITY ONE MORTGAGE COMPANY                            3120 HOLLY ROAD            CONNELLY SP   NC    28612  270401      55200.00
EQUITY ONE MORTGAGE COMPANY                            2336 EDNA STREET           CATAWBA       NC    28609  120429      52118.32
EQUITY ONE MORTGAGE COMPANY                            2380 24TH ST DR NE         HICKORY       NC    28601  120423      42000.00
EQUITY ONE MORTGAGE COMPANY                            82 LAKEMONT PARK ROAD      HICKORY       NC    28601  170409      70000.00
EQUITY ONE MORTGAGE COMPANY                            53 WASHINGTON RAOD         ASHEVILLE     NC    28801  270411      47000.00
EQUITY ONE MORTGAGE COMPANY                            RT2 BOX 634                HOPE MILLS    NC    28348  120408      29200.00
EQUITY ONE MORTGAGE COMPANY                            2127 MACHINE STREET        WINSTON SALEM NC    27105  270414      40000.00
EQUITY ONE MORTGAGE COMPANY                            408 PARK AVE               CLINTON       NC    28328  270414      47200.00
EQUITY ONE MORTGAGE COMPANY                            485 GREEN LAKE ROAD        ROCKINGHAM    NC    28379  120415      48000.00
EQUITY ONE MORTGAGE COMPANY                            1924 PINE STREET           NEWTON        NC    28658  170415     114000.00
EQUITY ONE MORTGAGE COMPANY                            RT 3 BOX 62                PINNACLE      NC    27043  120416      72516.73
EQUITY ONE MORTGAGE COMPANY                            212 RIVERTON ROAD          WAGRAM        NC    28396  270425      20000.00
EQUITY ONE MORTGAGE COMPANY                            1014 MARTINDALE DRIVE      FAYETTEVILLE  NC    28304  111122      30719.00
EQUITY ONE MORTGAGE COMPANY                            1409 WOOSTER STREET        WILMINGTON    NC    28401  161101      55145.00
EQUITY ONE MORTGAGE COMPANY                            107 E JAMES STREET         MT OLIVE      NC    28408  111011      61600.00
EQUITY ONE MORTGAGE COMPANY                            1900 PORTERVILLE RD        CLARKTON      NC    28433  111125      51854.00
EQUITY ONE MORTGAGE COMPANY                            264 N HOOTS STREET         RONDA         NC    28670  120224      43483.00
EQUITY ONE MORTGAGE COMPANY                            264 N HOOTS ROAD           RONDA         NC    28670  120224      28131.00
EQUITY ONE MORTGAGE COMPANY                            10229 DEBNAM DRIVE         ZEBULON       NC    27597  110813      52000.00
EQUITY ONE MORTGAGE COMPANY                            RT 2 BOX 114 AAA           BATTLEBORO    NC    27809  261021      58400.00

SELLER                                                   PRIN BAL    1STDUE    PYMT    ORGLTV  OCC  PROP    RATE   PURP DOC  SRVFEE
EQUITY ONE MORTGAGE COMPANY                                101963.92 960921    1027.45   80.00 O      1     0.08490 2   1    0.0050
EQUITY ONE MORTGAGE COMPANY                                 64106.70 970106     656.85   77.14 O      1     0.08990 2   1    0.0050
EQUITY ONE MORTGAGE COMPANY                                 65396.47 961227     864.22   75.00 O      1     0.09250 2   1    0.0050
EQUITY ONE MORTGAGE COMPANY                                 75833.34 970223     610.97   80.00 O      1     0.08990 2   1    0.0050
EQUITY ONE MORTGAGE COMPANY                                 81775.23 970109     674.59   54.67 O      1     0.09250 2   1    0.0050
EQUITY ONE MORTGAGE COMPANY                                 56399.17 970102     592.81   76.80 O      1     0.09250 2   1    0.0050
EQUITY ONE MORTGAGE COMPANY                                 63456.49 961222     557.66   84.80 O      1     0.09990 2   1    0.0050
EQUITY ONE MORTGAGE COMPANY                                 84003.57 970202     939.58   67.19 O      1     0.10500 2   3    0.0050
EQUITY ONE MORTGAGE COMPANY                                119267.77 970126     961.46   80.00 O      1     0.08990 2   1    0.0050
EQUITY ONE MORTGAGE COMPANY                                 83804.56 970301     660.83   77.06 O      1     0.08750 1   1    0.0050
EQUITY ONE MORTGAGE COMPANY                                123757.78 970312    1228.96   80.00 O      1     0.08500 2   1    0.0050
EQUITY ONE MORTGAGE COMPANY                                 51687.52 970314     657.12   63.86 O      1     0.08500 2   1    0.0050
EQUITY ONE MORTGAGE COMPANY                                 38365.82 970318     336.70   80.00 O      1     0.09990 2   1    0.0050
EQUITY ONE MORTGAGE COMPANY                                 87862.09 970318     723.95   78.92 O      1     0.09250 2   1    0.0050
EQUITY ONE MORTGAGE COMPANY                                 29361.45 970321     300.04   80.00 O      1     0.08990 2   1    0.0050
EQUITY ONE MORTGAGE COMPANY                                 37299.40 970326     381.14   80.00 O      1     0.08990 2   1    0.0050
EQUITY ONE MORTGAGE COMPANY                                 45761.40 970326     473.43   73.02 O      1     0.09250 2   1    0.0050
EQUITY ONE MORTGAGE COMPANY                                 74614.88 970325     697.31   89.46 O      4     0.10750 1   1    0.0050
EQUITY ONE MORTGAGE COMPANY                                 85857.71 970403     691.36   63.28 O      1     0.08990 2   1    0.0050
EQUITY ONE MORTGAGE COMPANY                                 42074.33 970403     455.00   79.93 O      1     0.09990 2   1    0.0050
EQUITY ONE MORTGAGE COMPANY                                 53321.97 970403     551.65   80.00 O      1     0.09250 2   1    0.0050
EQUITY ONE MORTGAGE COMPANY                                135339.09 961212    1519.00   80.93 O      1     0.10500 2   3    0.0050
EQUITY ONE MORTGAGE COMPANY                                 65155.16 960928     708.49   81.86 O      1     0.09900 2   1    0.0050
EQUITY ONE MORTGAGE COMPANY                                 80503.62 970201     851.89   83.25 O      1     0.09500 2   1    0.0050
EQUITY ONE MORTGAGE COMPANY                                 72992.83 961018     798.15   85.39 O      1     0.09990 2   1    0.0050
EQUITY ONE MORTGAGE COMPANY                                 61878.89 970407     614.48   78.20 O      1     0.08500 2   1    0.0050
EQUITY ONE MORTGAGE COMPANY                                 49384.95 970411     510.60   90.00 O      1     0.10990 2   1    0.0050
EQUITY ONE MORTGAGE COMPANY                                209781.42 970414    1727.62   71.79 O      1     0.09250 2   1    0.0050
EQUITY ONE MORTGAGE COMPANY                                 59667.15 970414     590.84   71.51 O      1     0.08500 2   1    0.0050
EQUITY ONE MORTGAGE COMPANY                                 34718.12 970420     352.91   70.00 O      1     0.08900 2   1    0.0050
EQUITY ONE MORTGAGE COMPANY                                 47576.27 970417     417.37   80.00 O      1     0.09990 2   1    0.0050
EQUITY ONE MORTGAGE COMPANY                                 59719.80 970303     530.22   75.00 O      1     0.08750 2   1    0.0050
EQUITY ONE MORTGAGE COMPANY                                 54302.31 970202     477.00   85.00 O      1     0.09990 2   1    0.0050
EQUITY ONE MORTGAGE COMPANY                                 45437.58 960816     462.66   85.73 O      1     0.08750 2   1    0.0050
EQUITY ONE MORTGAGE COMPANY                                 78221.11 960928     786.22   75.00 O      1     0.10500 2   3    0.0050
EQUITY ONE MORTGAGE COMPANY                                 72513.70 960926     798.15   90.08 O      1     0.09990 2   1    0.0050
EQUITY ONE MORTGAGE COMPANY                                 38386.00 970210     550.91   71.24 O      1     0.11500 2   1    0.0050
EQUITY ONE MORTGAGE COMPANY                                 30572.36 960613     446.83   79.15 O      1     0.10990 2   1    0.0050
EQUITY ONE MORTGAGE COMPANY                                 44406.80 970217     456.14   64.29 O      1     0.08990 2   1    0.0050
EQUITY ONE MORTGAGE COMPANY                                 87221.42 970120     947.00   80.16 O      1     0.09990 2   1    0.0050
EQUITY ONE MORTGAGE COMPANY                                 35234.61 960622     406.91   78.26 O      1     0.10900 2   1    0.0050
EQUITY ONE MORTGAGE COMPANY                                 41427.48 970102     486.00   72.99 O      1     0.11500 2   1    0.0050
EQUITY ONE MORTGAGE COMPANY                                 74473.93 970227     696.16   87.35 O      1     0.09500 2   1    0.0050
EQUITY ONE MORTGAGE COMPANY                                 33214.70 960812     484.78   78.21 O      1     0.11000 2   1    0.0050
EQUITY ONE MORTGAGE COMPANY                                 39019.69 961116     461.30   79.78 O      1     0.11500 2   1    0.0050
EQUITY ONE MORTGAGE COMPANY                                119720.80 970304     944.03   77.77 O      1     0.08750 2   1    0.0050
EQUITY ONE MORTGAGE COMPANY                                104991.63 970426    1318.52   79.93 O      1     0.08250 2   1    0.0050
EQUITY ONE MORTGAGE COMPANY                                 56799.19 970426     549.20   85.00 O      1     0.09990 2   1    0.0050
EQUITY ONE MORTGAGE COMPANY                                 47290.75 970310     634.06   67.13 O      1     0.09990 2   1    0.0050
EQUITY ONE MORTGAGE COMPANY                                 55282.07 970430     563.60   80.00 O      1     0.08990 2   1    0.0050
EQUITY ONE MORTGAGE COMPANY                                 74601.77 970430     760.25   78.95 O      1     0.08990 2   1    0.0050
EQUITY ONE MORTGAGE COMPANY                                 79469.72 970428     872.63   83.85 O      1     0.10340 2   1    0.0050
EQUITY ONE MORTGAGE COMPANY                                 30835.39 970501     314.24   28.31 O      1     0.08990 2   1    0.0050
EQUITY ONE MORTGAGE COMPANY                                 36998.36 970501     381.77   57.96 O      1     0.09250 2   1    0.0050
EQUITY ONE MORTGAGE COMPANY                                 59841.10 970502     578.62   80.00 O      1     0.09990 2   1    0.0050
EQUITY ONE MORTGAGE COMPANY                                 55179.13 970501     514.45   80.00 O      1     0.10730 2   3    0.0050
EQUITY ONE MORTGAGE COMPANY                                 51834.82 970529     525.52   85.44 O      1     0.08900 2   1    0.0050
EQUITY ONE MORTGAGE COMPANY                                 41898.67 970523     451.33   70.00 O      1     0.10000 2   1    0.0050
EQUITY ONE MORTGAGE COMPANY                                 69893.86 970509     625.31   67.31 O      1     0.08900 2   1    0.0050
EQUITY ONE MORTGAGE COMPANY                                 46948.37 970511     377.83   58.75 O      1     0.08990 2   1    0.0050
EQUITY ONE MORTGAGE COMPANY                                 29044.96 970508     295.99   80.00 O      1     0.08990 2   1    0.0050
EQUITY ONE MORTGAGE COMPANY                                 39960.50 970514     336.34   62.02 O      1     0.09500 2   1    0.0050
EQUITY ONE MORTGAGE COMPANY                                 47179.07 970514     413.87   80.00 O      1     0.09990 2   1    0.0050
EQUITY ONE MORTGAGE COMPANY                                 47873.04 970515     486.56   73.85 O      1     0.08990 2   1    0.0050
EQUITY ONE MORTGAGE COMPANY                                113717.47 970515    1138.15   80.00 O      1     0.10500 2   3    0.0050
EQUITY ONE MORTGAGE COMPANY                                 72131.67 970516     735.08   85.31 O      1     0.08990 2   1    0.0050
EQUITY ONE MORTGAGE COMPANY                                 19989.05 970525     160.78   45.45 O      1     0.08990 2   1    0.0050
EQUITY ONE MORTGAGE COMPANY                                 30384.16 961222     339.57   44.58 O      1     0.10500 2   1    0.0050
EQUITY ONE MORTGAGE COMPANY                                 54659.91 961201     495.80   84.84 O      1     0.08990 2   1    0.0050
EQUITY ONE MORTGAGE COMPANY                                 60071.27 961111     624.42   80.00 O      1     0.08990 2   1    0.0050
EQUITY ONE MORTGAGE COMPANY                                 51271.43 961225     573.20   85.01 O      1     0.10500 2   1    0.0050
EQUITY ONE MORTGAGE COMPANY                                 43088.27 970324     467.01   59.98 O      1     0.09990 1   1    0.0050
EQUITY ONE MORTGAGE COMPANY                                 27879.46 970324     306.62   70.33 O      1     0.10250 1   1    0.0050
EQUITY ONE MORTGAGE COMPANY                                 51292.33 960913     542.99   80.00 O      1     0.09500 2   1    0.0050
EQUITY ONE MORTGAGE COMPANY                                 58264.99 961121     555.71   80.00 O      1     0.10990 2   1    0.0050

SELLER                                                 LOAN#   B1LAST          B1FIRST     B1MID   B2LAST        B2FIRST     B2MID
EQUITY ONE MORTGAGE COMPANY                            82726   BRADLEY         VENUS       J       BRADLEY       IRVIN       B
EQUITY ONE MORTGAGE COMPANY                            82727   CANTY           PRESTON             CANTY         VERONICA    A
EQUITY ONE MORTGAGE COMPANY                            82728   SMITH           BETTY
EQUITY ONE MORTGAGE COMPANY                            82729   SMITH           BRENDA      J
EQUITY ONE MORTGAGE COMPANY                            82730   SUTTON          CHARLES     D
EQUITY ONE MORTGAGE COMPANY                            82731   THOMPSON        TIMMIE              THOMPSON      SANDRA
EQUITY ONE MORTGAGE COMPANY                            82732   TRUZY           LARRY       D       TRUZY         BARBARA
EQUITY ONE MORTGAGE COMPANY                            82733   VINES           WILLIAM     M       VINES         MELINDA     D
EQUITY ONE MORTGAGE COMPANY                            82734   WILKES          CHARLES     C       WILKES        CATHY       D
EQUITY ONE MORTGAGE COMPANY                            82735   WYNNE           JAMES       E       WYNNE         AMBER       P
EQUITY ONE MORTGAGE COMPANY                            82736   PEARSON         JOHN        S       PEARSON       MARGARET
EQUITY ONE MORTGAGE COMPANY                            82738   BOLLA           JOAN
EQUITY ONE MORTGAGE COMPANY                            82745   LOCKLEAR        VIRGINIA
EQUITY ONE MORTGAGE COMPANY                            82746   JOHNSON         JAMES       C       JOHNSON       SWANNIE     M
EQUITY ONE MORTGAGE COMPANY                            82747   EVERETTE        JOSEPH              EVERETTE      JANICE
EQUITY ONE MORTGAGE COMPANY                            82748   FENNER          GERTRUDE
EQUITY ONE MORTGAGE COMPANY                            82749   BARNES          ROBERT      L       BARNES        ELLEN       C
EQUITY ONE MORTGAGE COMPANY                            82760   HADDOCK         DONALD
EQUITY ONE MORTGAGE COMPANY                            82764   NEWELL          DAVID       J       NEWELL        REGINA      PEGGY
EQUITY ONE MORTGAGE COMPANY                            82801   BAKER           WILLIAM     H       BAKER         BETTY
EQUITY ONE MORTGAGE COMPANY                            82817   MCKINNEY        KAREN           J.
EQUITY ONE MORTGAGE COMPANY                            83054   GENTRY          JOSEPH      C       GENTRY        SALLY
EQUITY ONE MORTGAGE COMPANY                            83055   HAMMOND         CARRIE      R
EQUITY ONE MORTGAGE COMPANY                            83057   MORRIS          RAYMOND             MORRIS        BETTY
EQUITY ONE MORTGAGE COMPANY                            83058   PATTERSON       MELODY      K       KERSEY        LOLA        Y
EQUITY ONE MORTGAGE COMPANY                            83059   ROLISON         CHRISTOPHER B       ROLISON       SHANNON     B
EQUITY ONE MORTGAGE COMPANY                            83060   SHACKLEFORD     JOHN        D       SHACKLEFORD   VICKIE      P
EQUITY ONE MORTGAGE COMPANY                            83070   HARDEE          LEE ROY             HARDEE        MARGARET    W
EQUITY ONE MORTGAGE COMPANY                            83107   ANDERSON        CARROLL     J       ANDERSON      RUBY        N
EQUITY ONE MORTGAGE COMPANY                            83129   HIERONYMUS      CORDY
EQUITY ONE MORTGAGE COMPANY                            83159   WILLIAMS        PERRY       N       WILLIAMS      TERESA      I
EQUITY ONE MORTGAGE COMPANY                            83500   ELIXSON         JIMMY       A       ELIXSON       HILDA       M
EQUITY ONE MORTGAGE COMPANY                            83501   MILLER          HUSTON      V
EQUITY ONE MORTGAGE COMPANY                            83544   WHITE           MARGARET
EQUITY ONE MORTGAGE COMPANY                            83671   DECKER          WILLIAM     C       DECKER        DEBBIE      T
EQUITY ONE MORTGAGE COMPANY                            83672   BURTON          EDGAR       L       BURTON        MARGARET
EQUITY ONE MORTGAGE COMPANY                            83674   RINCK           LAWRENCE            RINCK         KAY
EQUITY ONE MORTGAGE COMPANY                            83676   WILLIAMS        LYNDA       W
EQUITY ONE MORTGAGE COMPANY                            83677   RODGERS         WILLIAM     A       RODGERS       MARY
EQUITY ONE MORTGAGE COMPANY                            83679   CRAIG           CLYDE       R       CRAIG         LORI
EQUITY ONE MORTGAGE COMPANY                            83681   MCPHERSON       JAMES
EQUITY ONE MORTGAGE COMPANY                            83702   RINCK           JERRY       S       RINCK         WENDY


EQUITY ONE MORTGAGE, INC.                              77492   ANDREWS         STEPHEN     M       ANDREWS       HEIDI       E
EQUITY ONE MORTGAGE, INC.                              77809   WOLOVNICK       JULIANE             WOLOVNICK     JARED       J
EQUITY ONE MORTGAGE, INC.                              77869   BRENNAN         JAMES       PATRICK BRENNAN       MARGARET    RUTH
EQUITY ONE MORTGAGE, INC.                              77927   OVERSTREET      PAUL
EQUITY ONE MORTGAGE, INC.                              78354   DIABY           JENNI       J
EQUITY ONE MORTGAGE, INC.                              78390   VIGGOSON        ORN                 VIGGOSON      BERGLIND
EQUITY ONE MORTGAGE, INC.                              78854   JOY             JOSEPHINE           JOY           JAMES
EQUITY ONE MORTGAGE, INC.                              78878   ROBLES          FRANCISCO           ROBLES        INOCENTE
EQUITY ONE MORTGAGE, INC.                              79009   SWANSON         RICHARD     M       SWANSON       VIVIAN      L
EQUITY ONE MORTGAGE, INC.                              79338   HALL            SERTIMA             HALL          TREVOR
EQUITY ONE MORTGAGE, INC.                              79546   LAMPMAN         ROBERT      J       LAMPMAN       BARBARA     A
EQUITY ONE MORTGAGE, INC.                              79565   CAMPBELL        HAZEL       J       CAMPBELL      JENNIFER
EQUITY ONE MORTGAGE, INC.                              80183   LEVY            ALBERT              LEVY          MARILYN
EQUITY ONE MORTGAGE, INC.                              80265   SIQUENZA        GEORGE              SIQUENZA      CARLOS      W
EQUITY ONE MORTGAGE, INC.                              80530   SIMONETTI       MARC        C       SIMONETTI     DORIS       M
EQUITY ONE MORTGAGE, INC.                              80565   ADAMCZYK        THOMAS              ADAMCZYK      DEBORAH
EQUITY ONE MORTGAGE, INC.                              80969   JOKHAN          BENNY
EQUITY ONE MORTGAGE, INC.                              82675   BARROW          JUNE
EQUITY ONE MORTGAGE, INC.                              83483   GREGA           CHRIS               GREGA         LILLIAN
EQUITY ONE MORTGAGE, INC.                              83545   VERSALLIE       ROBERT      M       VERSALLIE     JOAN


EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.      79181   NOCITO          MIGUEL      A       NOCITO        SUSANA
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.      79992   RUSS            JAKITA      L
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.      80134   RYAN            SANDRA      S
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.      80274   TINTENFASS      CHESTER     S       TINTENFASS    MARLYN      J
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.      80360   COUNSELLOR      SHARON      L
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.      80626   MILLER          KENNETH     E       MILLER        TERRI       A
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.      80660   BLAIR           ROBERT      A       BLAIR         LINDA
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.      80676   MILLER          STEPHEN             MILLER        JOELLEN
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.      80698   BELLUCCI        ANTONE      A

SELLER                                                 PROPERTY ADDRESS           CITY          STATE  ZIP   MATURE    LOANAMT
EQUITY ONE MORTGAGE COMPANY                            505 STRICKLAND DR          TARBORO       NC    27886  110823      64000.00
EQUITY ONE MORTGAGE COMPANY                            1509 BURNSIDE DRIVE        WILSON        NC    27896  260517      96000.00
EQUITY ONE MORTGAGE COMPANY                            38 BARNES STREET           GREENVILLE    NC    27858  260925      47600.00
EQUITY ONE MORTGAGE COMPANY                            2213 CURTIS STREET         DURHAM        NC    27707  261127      90514.00
EQUITY ONE MORTGAGE COMPANY                            5236 KNOLLWOOD DRIVE       RALEIGH       NC    27609  170116     147000.00
EQUITY ONE MORTGAGE COMPANY                            4967 HWY 24 E              BEULAVILLE    NC    28518  260501      75000.00
EQUITY ONE MORTGAGE COMPANY                            221 STANLEY CHURCH RD      DUDLEY        NC    28333  111224      44000.00
EQUITY ONE MORTGAGE COMPANY                            RT 1 BOX 157 CC            PINETOPS      NC    27864  120108      80000.00
EQUITY ONE MORTGAGE COMPANY                            1636 FEED MILL ROAD        ROSEBORO      NC    28382  260618      47200.00
EQUITY ONE MORTGAGE COMPANY                            1957 IVY ROAD              GREENVILLE    NC    27858  260709     128000.00
EQUITY ONE MORTGAGE COMPANY                            709 TRAPPERS RUN           CARY          NC    27513  260429     131900.00
EQUITY ONE MORTGAGE COMPANY                            8432 STANFIELD RD          COLDEN        NY    14033  261007      48000.00
EQUITY ONE MORTGAGE COMPANY                            RT 3 BOX 162               MAXTON        NC    28364  110917      40200.00
EQUITY ONE MORTGAGE COMPANY                            PO BOX 451                 GARLAND       NC    28441  260828      43200.00
EQUITY ONE MORTGAGE COMPANY                            6104 SAPONY TRAIL          ELM CITY      NC    27822  170207     104000.00
EQUITY ONE MORTGAGE COMPANY                            235 BOONE RD               HAVELOCK      NC    28532  110617      34500.00
EQUITY ONE MORTGAGE COMPANY                            145 W GOLDBAR AVE          GOLDSTON      NC    27252  260820      50000.00
EQUITY ONE MORTGAGE COMPANY                            2761 LEWIS HADDOCK ROAD    GRIFTON       NC    28530  170408      34400.00
EQUITY ONE MORTGAGE COMPANY                            536 S 8TH STREET           MAIDEN        NC    28650  120418      77621.93
EQUITY ONE MORTGAGE COMPANY                            1406 ACCESS ROAD           CAROLINA BEACHNC    28428  170421      72500.00
EQUITY ONE MORTGAGE COMPANY                            318 MCQUILLAN DRIVE        WILMINGTON    NC    28412  270422      95500.00
EQUITY ONE MORTGAGE COMPANY                            706 CORJON STREET          KERNERSVILLE  NC    27284  160701      83200.00
EQUITY ONE MORTGAGE COMPANY                            24 WOODLAND ROAD           WHITEVILLE    NC    28472  260514     105000.00
EQUITY ONE MORTGAGE COMPANY                            11774 RANGE ROAD           ROUGEMONT     NC    27572  111021      84400.00
EQUITY ONE MORTGAGE COMPANY                            1416 KILDAIRE FARM RD      CARY          NC    27511  261002     156000.00
EQUITY ONE MORTGAGE COMPANY                            3638 DURWOOD LANE          RALEIGH       NC    27604  261125     117000.00
EQUITY ONE MORTGAGE COMPANY                            RT 2 BOX 127 E             LA GRANGE     NC    28551  160726      40000.00
EQUITY ONE MORTGAGE COMPANY                            RT 4 BOX 186               GREENVILLE    NC    27837  120423     115000.00
EQUITY ONE MORTGAGE COMPANY                            94 S BEAR CREEK ROAD       ASHEVILLE     NC    28806  270429      74500.00
EQUITY ONE MORTGAGE COMPANY                            406 RAEFORD ROAD           HAMPSTEAD     NC    28443  270429     111920.00
EQUITY ONE MORTGAGE COMPANY                            168 COUNTRY LANE           MILLERS CREEK NC    28708  120318      65867.00
EQUITY ONE MORTGAGE COMPANY                            PO BOX 264                 CASTLE HAYNE  NC    28400  110628      50000.00
EQUITY ONE MORTGAGE COMPANY                            3415 BYRDVILLE FREEMAN RD  DELCO         NC    28408  120123      56000.00
EQUITY ONE MORTGAGE COMPANY                            255 BROWER ROAD            SILER CITY    NC    27344  120513      64100.00
EQUITY ONE MORTGAGE COMPANY                            3515 CUMBERLAND ROAD       FAYETTEVILLE  NC    28306  120430      31500.00
EQUITY ONE MORTGAGE COMPANY                            1005 ROUGEMONT RD          BAHAMA        NC    27503  110705      36825.00
EQUITY ONE MORTGAGE COMPANY                            809 UNION STREET           MAIDEN        NC    28650  120421      49600.00
EQUITY ONE MORTGAGE COMPANY                            76 SMALL DRIVE             ELIZABETH CITYNC    27909  270512     111999.73
EQUITY ONE MORTGAGE COMPANY                            4765 CHERRY RUN RD         WASHINGTON    NC    27889  120331      46300.00
EQUITY ONE MORTGAGE COMPANY                            2939 NORTH OXFORD STREET   CLAREMONT     NC    28610  120429      62000.00
EQUITY ONE MORTGAGE COMPANY                            2780 PLEASANT GROVE        BURLINGTON    NC    27217  270512      95200.00
EQUITY ONE MORTGAGE COMPANY                            5581 VIEW COURT PARK       HICKORY       NC    28602  170501      58567.00

                                                                                                                      10769166.95
EQUITY ONE MORTGAGE, INC.                              208 MORGAN ROAD            SYRACUSE      NY    13219  260514      65000.00
EQUITY ONE MORTGAGE, INC.                              3989 CARREL BLVD           OCEANSIDE     NY    11572  260605     301600.00
EQUITY ONE MORTGAGE, INC.                              2626 PARK AVE              BALDWIN       NY    11510  110610      75000.00
EQUITY ONE MORTGAGE, INC.                              116-16 203 STREET          ST ALBANS     NY    11412  160617     100000.00
EQUITY ONE MORTGAGE, INC.                              110-19 159TH STREET        JAMAICA       NY    11433  160726      98000.00
EQUITY ONE MORTGAGE, INC.                              314 SHELDON AVE            STATEN ISLAND NY    10312  110806     193000.00
EQUITY ONE MORTGAGE, INC.                              75 GEM LANE                MASSAPEQUA    NY    11758  260813     144000.00
EQUITY ONE MORTGAGE, INC.                              140 ASHFORD AVENUE         DOBBS FERRY   NY    10522  260813     176000.00
EQUITY ONE MORTGAGE, INC.                              4 PETER ROAD               RONKONOMO     NY    11779  160821     106400.00
EQUITY ONE MORTGAGE, INC.                              446 BEACH 69TH STREET      FAR ROCKAWAY  NY    11691  261004      94500.00
EQUITY ONE MORTGAGE, INC.                              95-11 80TH STREET          OZONE PARK    NY    11416  261002      95000.00
EQUITY ONE MORTGAGE, INC.                              116-16 227TH STREET        JAMAICA       NY    11411  161002      75000.00
EQUITY ONE MORTGAGE, INC.                              504 MOUNTAIN LAUREL DRIVE  MONROE        NY    10950  161118      73875.00
EQUITY ONE MORTGAGE, INC.                              149-159 45TH AVE           FLUSHING      NY    11355  261204     208000.00
EQUITY ONE MORTGAGE, INC.                              730 W BROADWAY  #4E        LONG BEACH    NY    11561  161216      50000.00
EQUITY ONE MORTGAGE, INC.                              27 CIRCLE DALE DRIVE       HOLBROOK      NY    11741  161218     144000.00
EQUITY ONE MORTGAGE, INC.                              686 STATION ROAD           BELLPORT      NY    11713  270124      62250.00
EQUITY ONE MORTGAGE, INC.                              267 SKILLMAN STREET        BROOKLYN      NY    11205  170416     100000.00
EQUITY ONE MORTGAGE, INC.                              205 OLD POST DRIVE         HAUPPAUGE     NY    11788  270505     170000.00
EQUITY ONE MORTGAGE, INC.                              50 FULTON AVE              ALTANTIC      NY    11509  270519     207000.00

                                                                                                                       2538625.00
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.      5583 CYNWYD CIRCLE         LAKE WORTH    FL    33463  260904      63000.00
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.      1141 28TH STREET N         ST PETERSBURG FL    33713  161101      56250.00
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.      623 SHADY LNAE             LAKELAND      FL    33803  111115      50000.00
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.      3600 YACHT CLUB DR #1001   AVENTURA      FL    33180  261205     171200.00
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.      9010 SOUTH WEST TERRACE RD DUNNELLON     FL    32630  261217      85000.00
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.      53224 CR15 NORTH           ELKHART       IN    46514  261211      55000.00
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.      1687 E CR200 N             WARSAW        IN    46580  260816      62400.00
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.      821 W JEFFERSON BLVD       MISHAWAKAN    IN    46545  260712      55200.00
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.      17214 FRONT BEACH RD       PANAMA CITY   FL    32413  261217      58000.00

SELLER                                                   PRIN BAL    1STDUE    PYMT    ORGLTV  OCC  PROP    RATE   PURP DOC  SRVFEE
EQUITY ONE MORTGAGE COMPANY                                 62117.07 960923     648.74   80.00 O      1     0.08990 2   1    0.0050
EQUITY ONE MORTGAGE COMPANY                                 95253.68 960617     824.79   80.00 O      1     0.09750 2   1    0.0050
EQUITY ONE MORTGAGE COMPANY                                 47272.48 961025     417.37   78.03 O      3     0.09990 1   1    0.0050
EQUITY ONE MORTGAGE COMPANY                                 90433.40 961227     793.66   84.20 O      1     0.09990 2   3    0.0050
EQUITY ONE MORTGAGE COMPANY                                146120.69 970216    1492.38   70.00 O     64     0.10750 2   1    0.0050
EQUITY ONE MORTGAGE COMPANY                                 73006.12 960601     657.62   75.00 O      1     0.09990 2   1    0.0050
EQUITY ONE MORTGAGE COMPANY                                 43742.03 970124     493.21   69.84 O      1     0.10750 2   1    0.0050
EQUITY ONE MORTGAGE COMPANY                                 78807.91 970208     799.55   76.19 O      1     0.08750 2   1    0.0050
EQUITY ONE MORTGAGE COMPANY                                 46960.02 960718     362.93   80.00 O      1     0.08500 2   1    0.0050
EQUITY ONE MORTGAGE COMPANY                                127090.20 960809    1122.35   80.00 O      1     0.09990 2   1    0.0050
EQUITY ONE MORTGAGE COMPANY                                131705.60 960529    1206.54   79.99 O      1     0.10500 1   3    0.0050
EQUITY ONE MORTGAGE COMPANY                                 47715.12 961107     369.08   78.69 O      1     0.08500 1   1    0.0050
EQUITY ONE MORTGAGE COMPANY                                 39421.88 961017     431.74   24.36 O      1     0.09990 2   1    0.0050
EQUITY ONE MORTGAGE COMPANY                                 42983.41 960928     387.11   75.79 O      1     0.10250 2   1    0.0050
EQUITY ONE MORTGAGE COMPANY                                103856.14 970307    1002.93   80.00 O      1     0.09990 2   3    0.0050
EQUITY ONE MORTGAGE COMPANY                                 33343.22 960717     349.71   49.29 O      1     0.08990 2   1    0.0050
EQUITY ONE MORTGAGE COMPANY                                 49756.47 960920     438.42   80.65 O      1     0.09990 2   1    0.0050
EQUITY ONE MORTGAGE COMPANY                                 34351.68 970508     320.65   61.43 O      1     0.09500 2   1    0.0050
EQUITY ONE MORTGAGE COMPANY                                 77434.48 970518     833.65   85.77 O      1     0.09990 2   1    0.0050
EQUITY ONE MORTGAGE COMPANY                                 72391.31 970521     651.84   76.32 O      1     0.08990 2   1    0.0050
EQUITY ONE MORTGAGE COMPANY                                 95453.02 970522     803.02   76.10 O      1     0.09500 2   1    0.0050
EQUITY ONE MORTGAGE COMPANY                                 82403.80 960801     735.24   80.00 O      1     0.08750 2   1    0.0050
EQUITY ONE MORTGAGE COMPANY                                103044.60 960614     902.11   80.77 O      1     0.09750 2   1    0.0050
EQUITY ONE MORTGAGE COMPANY                                 82899.13 961121     851.02   80.00 O      1     0.08900 2   1    0.0050
EQUITY ONE MORTGAGE COMPANY                                155280.58 961102    1311.72   80.00 O      1     0.09500 1   3    0.0050
EQUITY ONE MORTGAGE COMPANY                                116906.62 961225    1070.24   90.00 O      1     0.10500 2   1    0.0050
EQUITY ONE MORTGAGE COMPANY                                 39409.72 960829     385.74   71.43 O      1     0.09990 2   1    0.0050
EQUITY ONE MORTGAGE COMPANY                                114695.82 970523    1165.72   77.18 O      1     0.08990 2   1    0.0050
EQUITY ONE MORTGAGE COMPANY                                 74459.22 970529     598.91   74.50 O      1     0.08990 2   1    0.0050
EQUITY ONE MORTGAGE COMPANY                                111864.83 970529     940.27   79.94 O      1     0.09490 1   1    0.0050
EQUITY ONE MORTGAGE COMPANY                                 65244.29 970418     707.41   81.82 O      1     0.09990 2   1    0.0050
EQUITY ONE MORTGAGE COMPANY                                 48899.00 960728     514.60   80.65 O      1     0.09250 2   1    0.0050
EQUITY ONE MORTGAGE COMPANY                                 55404.78 970223     593.24   80.00 O      1     0.09750 2   3    0.0050
EQUITY ONE MORTGAGE COMPANY                                 64100.00 970613     649.76   73.68 O      1     0.08990 2   1    0.0050
EQUITY ONE MORTGAGE COMPANY                                 31500.00 970530     338.30   73.26 O      1     0.09990 2   3    0.0050
EQUITY ONE MORTGAGE COMPANY                                 35769.10 960805     384.53   51.15 O      1     0.09500 2   1    0.0050
EQUITY ONE MORTGAGE COMPANY                                 49336.63 970521     502.78   70.86 O      5     0.08990 2   1    0.0050
EQUITY ONE MORTGAGE COMPANY                                111999.73 970612     982.05   44.80 O      1     0.09990 2   1    0.0050
EQUITY ONE MORTGAGE COMPANY                                 46066.69 970430     511.80   84.95 O      1     0.10500 2   1    0.0050
EQUITY ONE MORTGAGE COMPANY                                 62000.00 970529     665.88   80.00 O      1     0.09990 2   1    0.0050
EQUITY ONE MORTGAGE COMPANY                                 95200.00 970612     870.83   85.00 O      1     0.10500 2   1    0.0050
EQUITY ONE MORTGAGE COMPANY                                 58297.41 970601     508.26   81.34 O      4     0.08500 2   1    0.0050

                                                         10672629.02
EQUITY ONE MORTGAGE, INC.                                   63628.54 960614     499.79   78.31 O      1     0.08500 2   1    0.0050
EQUITY ONE MORTGAGE, INC.                                  300059.29 960705    2533.82   80.00 O      1     0.09490 2   1    0.0050
EQUITY ONE MORTGAGE, INC.                                   72637.18 960710     738.55   41.67 O      1     0.08500 2   1    0.0050
EQUITY ONE MORTGAGE, INC.                                   98182.06 960717     867.82   71.43 O      1     0.08500 2   1    0.0050
EQUITY ONE MORTGAGE, INC.                                   96596.46 960826     866.04   80.00 O      1     0.08750 2   1    0.0050
EQUITY ONE MORTGAGE, INC.                                  186511.76 960906    1986.34   55.14 O      1     0.09250 2   1    0.0050
EQUITY ONE MORTGAGE, INC.                                  143268.98 960913    1157.62   80.00 O      1     0.08990 2   1    0.0050
EQUITY ONE MORTGAGE, INC.                                  175273.89 960913    1543.23   76.86 O      1     0.09990 1   1    0.0050
EQUITY ONE MORTGAGE, INC.                                  104800.08 960921     940.27   80.00 O      1     0.08750 2   3    0.0050
EQUITY ONE MORTGAGE, INC.                                   94244.30 961104     882.14   70.00 N      1     0.10750 2   1    0.0050
EQUITY ONE MORTGAGE, INC.                                   94635.15 961102     816.20   50.40 O      5     0.09750 2   1    0.0050
EQUITY ONE MORTGAGE, INC.                                   74170.71 961102     662.78   52.08 O      5     0.08750 2   1    0.0050
EQUITY ONE MORTGAGE, INC.                                   73154.23 961218     700.72   75.00 O      1     0.09750 2   3    0.0050
EQUITY ONE MORTGAGE, INC.                                  207452.48 970104    1711.16   80.00 O      5     0.09250 1   3    0.0050
EQUITY ONE MORTGAGE, INC.                                   49715.31 970116     524.63   20.00 O      4     0.11250 2   3    0.0050
EQUITY ONE MORTGAGE, INC.                                  142904.30 970118    1294.68   80.00 O      1     0.08990 2   1    0.0050
EQUITY ONE MORTGAGE, INC.                                   62138.22 970224     545.83   75.00 O      1     0.09990 1   1    0.0050
EQUITY ONE MORTGAGE, INC.                                   99699.05 970516     899.08   80.00 O      5     0.08990 2   1    0.0050
EQUITY ONE MORTGAGE, INC.                                  169911.87 970605    1398.55   58.02 O      1     0.09250 1   1    0.0050
EQUITY ONE MORTGAGE, INC.                                  207000.00 970619    1664.08   79.62 O      1     0.08990 2   1    0.0050

                                                          2515983.86
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.           62769.98 961004     552.40   75.00 O      1     0.09990 2   1    0.0050
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.           55734.49 961201     505.73   75.00 O      1     0.08990 2   1    0.0050
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.           49174.26 961215     499.72   76.92 O      1     0.08750 2   1    0.0050
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.          170772.24 970105    1439.54   80.00 O      1     0.09500 1   1    0.0050
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.           84808.80 970117     745.94   66.41 O      1     0.10000 2   3    0.0050
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.           54772.20 970111     452.47   47.83 O      1     0.09250 2   1    0.0050
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.           62187.46 960916     547.15   80.00 O      1     0.09990 2   1    0.0050
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.           54847.32 960812     434.26   80.00 O      1     0.08750 1   1    0.0050
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.           57918.16 970117     498.31   78.38 O      4     0.09750 1   1    0.0050

SELLER                                                 LOAN#   B1LAST          B1FIRST     B1MID   B2LAST        B2FIRST     B2MID
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.      80716   BOND            JAMES
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.      80721   DAVIS           ELLEN       L
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.      80725   LEVITT          THOMAS      M       LEVITT        DIANE
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.      80736   SMALLS          CARL
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.      80772   BUTLER          DENNIS      W       BUTLER        TAMMY       L
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.      80810   SMALL           JUDY        M
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.      80983   COTY            MARY        T
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.      80987   MORRISON        ROBERT      R       MORRISON      LOUISE      G
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.      80992   HOWELL          PETER       M       HOWELL        TINA        J
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.      81040   HALL            DOMINIQUE   R       HALL          ANNETTE
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.      81073   WILLIAMS        LARAY       D       WILLIAMS      DEBORAH
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.      81100   KOEHLER         MARILYN     C
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.      81170   ROBERTS         DORIS       L
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.      81179   ALLEN           LAURETTA            BOYD          ELLEN
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.      81279   ROBERTS         RONALD      LEE     ROBERTS       LINDA       JEANNE
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.      81444   DUNCAN          JULIAN      A
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.      81485   CHIAPPONE       MICHAEL             CHIAPPONE     KATHLEEN    B
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.      81529   DEDAJ           NIKA
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.      81563   SAMS            JENNIFER    M
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.      81574   CONNER          DARL        D       CONNER        NORMA       L
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.      81750   MORAN           MICHAEL     J       MORAN         DIANE       K
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.      81787   WILLIAMS        LOIS        C
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.      81870   WATSON          WILLIAM     R
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.      81890   MASON           PAULA       M
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.      81897   CHAPNICK        MICHAEL     A       CHAPNICK      SUSAN
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.      81900   MCCLOUD         MARY        L
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.      81950   WHEELER         RICHARD     F       WHEELER       JOHRENE
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.      82030   NOEL            BONNIE
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.      82038   ROWE            LOUIS       F
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.      82043   MILLER          SUSAN       K
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.      82045   LEBLANC         STEVEN              LEBLANC       CYNTHIA
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.      82046   NOA             JUANITA             SULLIVAN      STEVEN
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.      82049   BARFIELD        LAWRENCE    D
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.      82050   SNEDEKER        LINDA       D
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.      82064   EVANS           SANDRA      I       EVANS         SCOTT
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.      82065   LASSITER        HERMAN      L
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.      82067   PERRY           DONALD              PERRY         DOROTHY
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.      82068   WAGNER          PHILIP              WAGNER        TAMITHY     L
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.      82069   BIAGIOTTI       PATRICIA    E
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.      82070   CLIFT           GEORGE      P       CLIFT         KATHLEEN    D
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.      82072   MUDD            JAMES       L
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.      82073   SIMMONS         JOHN        W       SIMMONS       MARY        ANN
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.      82074   VANHORN         ALBERT      J       VANHORN       VALERIE     L
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.      82253   HARMAN          LAWRENCE    A       HARMAN        JILL        A
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.      82254   BARTLETT        DAVID       M
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.      82260   CRUISE          DAVID       M       CRUISE        BEVERLY     L
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.      82270   LEEMING         DAVID       E
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.      82271   ARNETT          CHRIS       W       ARNETT        LAENISE     P
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.      82305   BEHME           JACK        R       BEHME         NANCY       K
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.      82313   MURPHY          ALVIN               MURPHY        DORIS       J
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.      82319   DONA            WILLIAM     E       DONA          EVA         W
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.      82328   BRUMFIELD       DENSIL      E       BRUMFIELD     NICOLE
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.      82330   BUGNA           ROBERT      A       BUGNA         KIMBERLY
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.      82333   CARTER          ROBERT      G       CARTER        JANE
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.      82334   CHAMBERS        BILLY       E       CHAMBERS      DARLENE     K
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.      82356   LAWSON          THOMAS      J
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.      82363   MCGUIGAN        ROBERT      J       MCGUIGAN      RACHEL      G
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.      82368   MOORE           PHILLIP     G
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.      82382   SZLANFUCHT      CARL        J       SZLANFUCHT    SANDRA
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.      82383   TINKHAM         GEORGE      E       TINKHAM       DELORES     ANN
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.      82403   MATHER          ANTHONY
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.      82676   PENN            CLIFFORD            PENN          LINDA
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.      82677   QUILLIN         GRANVILLE   W       QUILLIN       MARY
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.      82680   WILSON          L           GRAY    WILSON        LYNNE       H
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.      82816   REVELS          SIDNEY      F       REVELS        HALLIE      JEAN


EQUITY ONE OF WEST VIRGINIA Inc.                       80100   DAUGHERTY       WAYNE       D       DAUGHERTY     JANET       M
EQUITY ONE OF WEST VIRGINIA Inc.                       81210   STOTLER         J           WAYNE   STOTLER       JUDITH      L
EQUITY ONE OF WEST VIRGINIA Inc.                       81212   UNGER           FRANK       C       UNGER         METHA       ANN
EQUITY ONE OF WEST VIRGINIA Inc.                       81498   CRAWFORD        DONALD      L       CRAWFORD      IDA
EQUITY ONE OF WEST VIRGINIA Inc.                       81499   WIMMER          JERRY       W
EQUITY ONE OF WEST VIRGINIA Inc.                       81582   CAREY           MARY        E
EQUITY ONE OF WEST VIRGINIA Inc.                       82673   DODSON          LYNN                DODSON        TAMMY

SELLER                                                 PROPERTY ADDRESS           CITY          STATE  ZIP   MATURE    LOANAMT
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.      11215 RIDGE ROAD           SEMINOLE      FL    33648  110925      68000.00
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.      1414 MEADOWBROOK AVE       TAMPA         FL    33612  261001      61200.00
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.      415 40TH AVENUE            ST PETERSBURG FL    33703  110923      49600.00
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.      1035 MALLETWOOD DRIVE      BRANDON       FL    33510  160813      72000.00
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.      36710 TRACY ROAD           DADE CITY     FL    33523  120101      41000.00
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.      3503 E WESTCOVE STREET     DUNNELLON     FL    34434  161224     106000.00
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.      1304 W 13TH STREET #1      WILMINGTON    DE    19806  270201      47000.00
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.      4300 NE 90TH STREET        ANTHONY       FL    32617  270101      85600.00
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.      1165 HOLMESDALE ROAD       JACKSONVILLE  FL    32207  261231     112000.00
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.      929 VAN DRIVE              AUBURNDALE    FL    33823  261008      76000.00
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.      4045 S ANTHONY BLVD        FORT WAYNE    IN    46806  261126      46500.00
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.      17414 US HWY #41N          LUTZ          FL    33549  220109     194000.00
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.      2332 NE 16TH AVE           OCALA         FL    34470  170127      17500.00
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.      1130 10TH AVE              ST PETERSBURG FL    33705  170127      44000.00
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.      155 LAFITTE ROAD           LITTLE TORCH  FL    33043  270207     170000.00
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.      1375 MILL AVE N            BARTOW        FL    33830  120120      59700.00
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.      780 PINETREE ROAD          WINTER PARK   FL    32789  270223     249900.00
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.      5270 SE 140 STREET         SUMMERFIELD   FL    34491  270207      96000.00
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.      305 SHORE T ROAD           NOKOMIS       FL    34275  270102      61000.00
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.      122 N SCOTT ROAD           FORT WAYNE    IN    46804  270219     120000.00
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.      100 VIA DEL SOL            DAVENPORT     FL    33837  270304      50000.00
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.      560 CANARY ISLAND CIRCLE   DAVENPORT     FL    33837  270321      88000.00
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.      HCR1 BOX 25                HAMPTON       FL    32044  270228     260000.00
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.      2508 PARENTAL HOME RD      JACKSONVILLE  FL    32216  170301      42000.00
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.      3613 BLUEBELL LANE         HOLIDAY       FL    34691  260719      46000.00
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.      957 10TH AVE S             ST PETERSBURG FL    33705  170304      37800.00
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.      2585 LONGBOAT DRIVE        NAPLES        FL    34104  260617     117500.00
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.      823 NE 39TH COURT          OCALA         FL    34470  260927      54630.00
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.      PO BOX 238                 PONTE VEDRA   FL    32004  111001     185990.00
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.      5175 W WOODLAND STREET     DUNNELLON     FL    34431  160731      97108.00
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.      6209 EAST PLACE            MCINTOSH      FL    32664  111001      77382.00
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.      8888 60TH ST N             PINELLAS PARK FL    34666  260801     104999.53
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.      8550 FRUITION AVE          FLORAL CITY   FL    34436  261205     135500.00
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.      2505 PROVOST ROAD EAST     JACKSONVILLE  FL    32216  261114      58766.00
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.      540 AFTERGLOW CIRCLE       CRYSTAL RIVER FL    34429  260927      51200.00
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.      8355 NW 145TH STREET       REDDICK       FL    32686  161205      32500.00
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.      7010 S DENHOFF PT          LECANTO       FL    34461  260422      58000.00
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.      2709 NW 3RD AVE            GAINESVILLE   FL    32607  161001      65250.00
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.      3711 SW 150TH LOOP         OCALA         FL    34473  111017      52000.00
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.      11518 SE 74TH TERR         BELLEVIEW     FL    34420  110701      42571.00
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.      6840 SE 54TH LANE          OCALA         FL    34472  161205      56000.00
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.      PO BOX 216                 MELROSE       FL    32666  110901      51000.00
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.      PO BOX 443                 ALACHUA       FL    32616  110603      67200.00
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.      1109 LAKE AVE              FORT WAYNE    IN    46805  270317      84000.00
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.      8580 S.W 203RD STREET      DUNNELLON     FL    34431  260506      50155.40
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.      512 SW 1ST AVE             ALACHUA       FL    32615  170311     230000.00
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.      1540 EUCLID AVE #105       MIAMI         FL    33139  170303      57600.00
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.      7452 N ALBION STREET       WAWAKA        IN    46794  270409      54400.00
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.      3842 59TH AVE W            BRADENTON     FL    34210  170307      44400.00
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.      BOX 1923                   LAKE CITY     FL    32056  170303      52150.00
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.      2192 HIDDEN WATERS DRIVE W GREEN COVE    FL    32043  120317      92000.00
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.      4006 S WAYNE AVE           FORT WAYNE    IN    46807  260828      46400.00
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.      7296 61ST AVE              ST PETERSBURG FL    33709  160828      75200.00
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.      103 2ND STREET NW          RUSKIN        FL    33570  260708     180000.00
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.      745 POTAWATOMI             NEW CARLISLE  IN    46552  111202      50000.00
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.      5407 BAYLEA AVE            PORT RICHEY   FL    34668  261211      50250.00
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.      225 WEST PLYMOUTH STREET   BREMEN        IN    46506  160916      51200.00
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.      512 2ND STREET             INDIAN ROCK   FL    34635  261126      80499.80
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.      54396 OAK ROAD             SOUTH BEND    IN    46608  110814      49975.00
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.      4615 PAUL AVENUE           TAMPA         FL    33611  160614      50000.00
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.      104-8TH AVE                ST PETERSBURG FL    33706  220318     283500.00
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.      4107 ALAFIA BLVD           BRANDON       FL    33511  170404      49500.00
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.      7813 55TH STREET           PALMETTO      FL    34221  170408      87000.00
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.      3250 BAY HOLLOW DRIVE      WESLEY CHAP   FL    33543  270401      52700.00
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.      3098 STEEPLECHASE DRIVE    LAKELAND      FL    33811  270501      74400.00

                                                                                                                       6109776.73
EQUITY ONE OF WEST VIRGINIA Inc.                       HC 71 BOX 29               AUGUSTA       WV    26704  161112      65300.00
EQUITY ONE OF WEST VIRGINIA Inc.                       108 S GEORGIA AVE          MARTINSBURG   WV    25401  260911      62475.00
EQUITY ONE OF WEST VIRGINIA Inc.                       1120 WASHINGTON AVE        MARTINSBURG   WV    25401  111118      59999.88
EQUITY ONE OF WEST VIRGINIA Inc.                       118 BEAVER ST              DANIELS       WV    25832  170205      47000.00
EQUITY ONE OF WEST VIRGINIA Inc.                       RT 2 BOX 307               PRINCETON     WV    24740  100205      33000.00
EQUITY ONE OF WEST VIRGINIA Inc.                       110 E STREET               PURCELLVILLE  VA    20132  170219     102400.00
EQUITY ONE OF WEST VIRGINIA Inc.                       RT 1 BOX 215               KEARNEYSVILLE WV    25430  270415      54000.00

SELLER                                                   PRIN BAL    1STDUE    PYMT    ORGLTV  OCC  PROP    RATE   PURP DOC  SRVFEE
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.           66786.00 961025     689.30   80.00 O      1     0.08990 2   1    0.0050
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.           61022.77 961101     503.48   80.00 O      1     0.09250 2   1    0.0050
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.           48749.87 961023     548.28   76.31 O      1     0.10500 2   1    0.0050
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.           70999.76 960913     636.27   79.56 O      1     0.08750 2   1    0.0050
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.           40449.56 970201     415.61   74.55 O      1     0.08990 1   1    0.0050
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.          104698.45 970124     953.02   79.70 O      1     0.08990 2   1    0.0050
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.           46936.99 970301     412.11   72.31 O      4     0.09990 2   3    0.0050
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.           85350.17 970201     673.41   77.82 O      1     0.08750 2   1    0.0050
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.          111798.91 970131     982.05   80.00 O      1     0.09990 2   1    0.0050
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.           75653.68 961108     610.97   80.00 O      1     0.08990 2   1    0.0050
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.           46235.51 961226     407.73   81.58 O      1     0.09990 2   1    0.0050
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.          193580.01 970209    2041.82   61.59 N     64     0.11990 2   3    0.0050
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.           17325.15 970227     165.99   50.00 O      1     0.09750 2   1    0.0050
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.           43665.18 970227     395.60   80.00 O      1     0.08990 2   1    0.0050
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.          169747.10 970307    1429.45   62.96 O      1     0.09500 1   3    0.0050
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.           59061.24 970220     605.16   79.92 O      1     0.08990 2   1    0.0050
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.          249599.48 970323    2285.93   67.54 O      1     0.10500 1   1    0.0050
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.           95878.22 970307     860.25   70.59 O      1     0.10250 1   3    0.0050
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.           60872.04 970202     501.83   80.26 O      1     0.09250 2   1    0.0050
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.          119784.53 970319    1052.20   85.71 O      1     0.09990 2   1    0.0050
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.           49953.15 970404     429.58   45.05 O      1     0.09750 2   3    0.0050
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.           87903.32 970421     707.43   79.64 O      1     0.08990 1   1    0.0050
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.          259547.95 970328    2045.42   74.29 O      1     0.08750 1   1    0.0050
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.           41832.47 970401     405.03   64.62 O      1     0.09990 1   3    0.0050
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.           45638.84 960819     420.78   74.19 O      1     0.10500 1   1    0.0050
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.           37686.73 970404     352.35   75.60 O      1     0.09500 2   1    0.0050
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.          116852.97 960717     924.37   76.30 O      1     0.08750 2   1    0.0050
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.           52668.19 961027     429.78   78.04 O      1     0.08750 2   1    0.0050
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.          183235.34 961101    2027.20   70.00 O      1     0.10250 2   3    0.0050
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.           89933.50 960831     842.73   77.69 O      1     0.08500 2   1    0.0050
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.           75985.72 961101     843.43   78.96 O      1     0.10250 1   3    0.0050
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.          104858.71 960901     920.67   75.54 O      1     0.09990 2   1    0.0050
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.          135204.09 970105    1065.97   79.71 O      1     0.08750 2   1    0.0050
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.           58504.28 961214     504.90   85.17 O      1     0.09750 2   1    0.0050
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.           51127.75 961027     439.89   80.00 O      1     0.09750 2   1    0.0050
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.           32137.54 970105     282.04   70.65 O      1     0.08500 2   1    0.0050
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.           57470.66 960522     435.73   76.32 O      1     0.08250 2   1    0.0050
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.           64468.00 961101     618.90   75.00 O      1     0.09750 2   1    0.0050
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.           51000.76 961117     512.06   80.00 O      1     0.08500 2   1    0.0050
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.           41470.16 960801     464.01   85.14 O      1     0.10250 2   1    0.0050
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.           55416.74 970105     485.98   80.00 O      1     0.08500 2   1    0.0050
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.           49870.76 961001     540.27   75.00 N      1     0.09750 2   1    0.0050
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.           65375.47 960628     651.93   80.00 O      1     0.08250 2   1    0.0050
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.           83907.70 970417     675.28   80.00 O      1     0.08990 2   1    0.0050
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.           49965.56 960606     385.65   63.49 O      1     0.08500 2   1    0.0050
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.          229351.31 970411    2143.90   62.16 O      1     0.09500 2   1    0.0050
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.           57457.24 970403     575.07   80.00 O      4     0.10500 2   1    0.0050
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.           54365.31 970509     408.69   87.74 O      1     0.08250 2   1    0.0050
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.           44261.00 970407     392.37   78.58 O      4     0.08750 2   1    0.0050
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.           51942.00 970403     502.91   69.91 O      1     0.09990 2   1    0.0050
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.           91262.47 970417     892.53   66.67 O      1     0.08250 2   1    0.0050
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.           46244.27 960928     441.53   77.33 O      1     0.10990 1   1    0.0050
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.           74608.04 960928     750.78   80.00 O      1     0.10500 2   1    0.0050
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.          179386.01 960808    1546.48   80.00 O      1     0.09750 2   1    0.0050
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.           49222.36 970102     522.11   53.76 O      1     0.09500 2   1    0.0050
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.           49761.76 970111     459.28   72.30 O      1     0.10490 2   3    0.0050
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.           50722.26 961016     546.02   80.00 O      1     0.11500 2   1    0.0050
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.           80474.08 961226     797.18   70.00 O      1     0.11500 1   3    0.0050
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.           48752.11 960914     552.43   79.33 O      1     0.10500 2   1    0.0050
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.           49057.29 960714     466.07   45.45 O      1     0.09500 2   1    0.0050
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.          283154.00 970418    2830.01   70.00 N     64     0.11250 1   3    0.0050
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.           49346.44 970504     437.44   70.71 O      1     0.08750 2   1    0.0050
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.           86885.29 970508     838.99   75.00 O      1     0.09990 2   1    0.0050
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.           52679.02 970501     481.67   85.00 O      4     0.10490 2   1    0.0050
EQUITY ONE MORTGAGE, INC., D/B/A Equity One, Inc.           74400.00 970601     652.36   80.00 O      1     0.09990 2   1    0.0050

                                                          6066528.15
EQUITY ONE OF WEST VIRGINIA Inc.                            64577.96 961212     577.06   78.67 O      1     0.08750 2   1    0.0050
EQUITY ONE OF WEST VIRGINIA Inc.                            62162.64 961011     543.65   78.09 O      1     0.09900 1   1    0.0050
EQUITY ONE OF WEST VIRGINIA Inc.                            59167.55 961218     626.53   80.00 O      1     0.09500 2   1    0.0050
EQUITY ONE OF WEST VIRGINIA Inc.                            46732.77 970305     438.10   79.66 O      1     0.09500 2   1    0.0050
EQUITY ONE OF WEST VIRGINIA Inc.                            32514.01 970305     378.60   53.23 O      1     0.09990 2   1    0.0050
EQUITY ONE OF WEST VIRGINIA Inc.                           101936.07 970319     920.66   80.00 O      1     0.08990 2   1    0.0050
EQUITY ONE OF WEST VIRGINIA Inc.                            53887.73 970515     454.06   62.79 O      1     0.09500 2   1    0.0050

SELLER                                                 LOAN#   B1LAST          B1FIRST     B1MID   B2LAST        B2FIRST     B2MID
EQUITY ONE, INC.                                       75499   BRITTON         VIVIAN      A       TOMASTIK      TIMOTHY     A
EQUITY ONE, INC.                                       77185   MIRANDA         JOHN        J       MIRANDA       JANICE
EQUITY ONE, INC.                                       77189   GRAY            SALLY       E
EQUITY ONE, INC.                                       77197   HANNOLD         MICHAEL     W
EQUITY ONE, INC.                                       77385   BOYD            MICHAEL     F
EQUITY ONE, INC.                                       77619   WALSH           DANIEL      J
EQUITY ONE, INC.                                       77624   MANDIS          JAMES       W       MANDIS        CAROLE      V
EQUITY ONE, INC.                                       77625   MARINO          SHARON      A
EQUITY ONE, INC.                                       77627   FAUGNO          JOHN
EQUITY ONE, INC.                                       77662   BURNS           BRIAN               BURNS         CATHY       A
EQUITY ONE, INC.                                       77665   LERZA           PETE        A       LERZA         LINDA       L
EQUITY ONE, INC.                                       77672   RENFRO          JAMES       C       RENFRO        WALDA       E
EQUITY ONE, INC.                                       77674   ALESSANDRINI    KENNETH     W       ALESSANDRINI  KATHLEEN    M
EQUITY ONE, INC.                                       77695   VAINO            WILLIAM
EQUITY ONE, INC.                                       77696   VAINO           WILLIAM
EQUITY ONE, INC.                                       77760   BARONE          JOHN                BARONE        CAROLINE
EQUITY ONE, INC.                                       77769   DOYLE           RICHARD     T
EQUITY ONE, INC.                                       77796   VENITO          JAMES       V       VENITO        CAROL       M
EQUITY ONE, INC.                                       77907   PARLIN          EUGENE      W       PARLIN        VALARIE     M
EQUITY ONE, INC.                                       77925   DARLINGTON      MAMIE       R
EQUITY ONE, INC.                                       77935   FRIDAY          ROSSEL      L
EQUITY ONE, INC.                                       77971   PROFFITT        FRAZIER     S       PROFFITT      GINA        A
EQUITY ONE, INC.                                       78012   GOSLER          VIRGINIA
EQUITY ONE, INC.                                       78024   SPEAR           KATHY       M
EQUITY ONE, INC.                                       78096   SIMIONE         LEWIS       A       SIMIONE       VICKI
EQUITY ONE, INC.                                       78130   BIDDLE          GEORGE      H       BIDDLE        ELISE       D
EQUITY ONE, INC.                                       78141   SPENCER         WILLIAM             SPENCER       MARIA
EQUITY ONE, INC.                                       78232   WILLETS         EUGENE      J       WILLETS       MARILYN
EQUITY ONE, INC.                                       78245   RENNER          ROBERT              RENNER        DORIS       V
EQUITY ONE, INC.                                       78261   PLENGE          ANDREW      D
EQUITY ONE, INC.                                       78275   MCNELLIS        BERNARD     J
EQUITY ONE, INC.                                       78288   NAPOLITANO      SUZANNE             KARAKIN       THOMAS
EQUITY ONE, INC.                                       78347   SCHWARTZ        JUDITH      S
EQUITY ONE, INC.                                       78367   SCHLACTER       JAMES       J       SCHLACTER     SUSAN
EQUITY ONE, INC.                                       78371   KITTEL          DIANE               KITTEL        DANIEL      M
EQUITY ONE, INC.                                       78372   HENRY           CLIFF
EQUITY ONE, INC.                                       78377   DENOBLE         STEVEN      C       DENOBLE       SHERILL     L
EQUITY ONE, INC.                                       78392   MODZCLEWSKI     ROBERT              MCKEEVER      EVELYN
EQUITY ONE, INC.                                       78556   FRICIA          PATRICIA            FRICIA        JOHN
EQUITY ONE, INC.                                       78638   FINSTHWAIT      WILLIAM     P       BRENNAN       JOSEPH      P
EQUITY ONE, INC.                                       78712   ELLIS           JOHN        RUSSELL ELLIS         ELIZABETH
EQUITY ONE, INC.                                       78718   HODGE           KAREN       M
EQUITY ONE, INC.                                       78810   KILPATRICK      STEVEN      J
EQUITY ONE, INC.                                       78815   BOYAJIAN        STEPAN
EQUITY ONE, INC.                                       78819   FREDERICK       KENNETH     J       FREDERICK     PHYLLIS
EQUITY ONE, INC.                                       78826   MEANEY          ROGER
EQUITY ONE, INC.                                       78839   PATEL           MOHAN       L       PATEL         SARLA       M
EQUITY ONE, INC.                                       78848   PITCAVAGE       JOHN        J       PITCAVAGE     PATRICIA    C
EQUITY ONE, INC.                                       78851   LEAP            DENNIS      R
EQUITY ONE, INC.                                       78858   WARDELL         DAVID               WARDELL       DOREEN
EQUITY ONE, INC.                                       78883   STARK           SANDRA      E
EQUITY ONE, INC.                                       78889   THOMPSON        ROBIN               THOMPSON      ANITA
EQUITY ONE, INC.                                       78902   PATTON          STEPHEN     A
EQUITY ONE, INC.                                       78909   GRADUS          MICHELLE
EQUITY ONE, INC.                                       78913   MUSGNUG         RICHARD     H
EQUITY ONE, INC.                                       78917   WISSER          DAVID       A       PAUL          LISA        M
EQUITY ONE, INC.                                       78945   KOESTER         KARL        T
EQUITY ONE, INC.                                       78947   GRANDSTAFF      TINA
EQUITY ONE, INC.                                       78987   DESARLE         NETTIE      BELLE   DESARLE       MARYANN
EQUITY ONE, INC.                                       78996   GIZINSKY        DAVID       J
EQUITY ONE, INC.                                       78998   WILLIAMS        PATRICIA
EQUITY ONE, INC.                                       79176   GAMBLE          MILDRED             GAMBLE        RICHARD     A
EQUITY ONE, INC.                                       79186   PRITCHETT       LORIE               PRITCHETT     CAROLYN
EQUITY ONE, INC.                                       79193   CONWELL         KENNETH     T
EQUITY ONE, INC.                                       79197   WOODFIELD       JOHN                WOODFIELD     JANE
EQUITY ONE, INC.                                       79198   WOODFIELD       JOHN        A       WOODFIELD     JANE
EQUITY ONE, INC.                                       79203   WAGNER          STEPHEN             WAGNER        SONJA
EQUITY ONE, INC.                                       79212   HEIMLICH        ROBERT      H       HEIMLICH      ELIZABETH   G
EQUITY ONE, INC.                                       79213   BOWMAN          ROBERT
EQUITY ONE, INC.                                       79227   CONGALTON       THOMAS      E       CONGALTON     HEIDI       K
EQUITY ONE, INC.                                       79265   OCONNELL        JOHN        J       OCONNELL      NONA        M
EQUITY ONE, INC.                                       79271   DUPUIS          RICHARD     L       DUPUIS        CARIN       J
EQUITY ONE, INC.                                       79288   LONGNECKER      J           TIMOTHY MURPHY        MICHELLE    L
EQUITY ONE, INC.                                       79315   GRIFFITHS       KATHRYN     J

SELLER                                                 PROPERTY ADDRESS           CITY          STATE  ZIP   MATURE    LOANAMT
                                                                                                                        424174.88
EQUITY ONE, INC.                                       18 WEST EUCLID AVE         HADDONFIELD   NJ     8033  260413     120000.00
EQUITY ONE, INC.                                       738 CORNWALLIS DRIVE       MT LAUREL     NJ     8054  260430     147000.00
EQUITY ONE, INC.                                       176 BEACH DR               ATCO          NJ     8004  260426     101700.00
EQUITY ONE, INC.                                       398 PAKERTOWN DRIVE        TUCKERTON     NJ     8087  160503      82400.00
EQUITY ONE, INC.                                       30 ALLISON PLACE           BARGAINTOWN   NJ     8234  260429      95300.00
EQUITY ONE, INC.                                       1210 RIVIERS AVE           TOMS RIVER    NJ     8753   60508      52000.00
EQUITY ONE, INC.                                       195 ELMTOWNE BLVD          ELM           NJ     8037  260509      40500.00
EQUITY ONE, INC.                                       201 OXFORD AVE             FAIRHAVEN     NJ     7704  260514     170000.00
EQUITY ONE, INC.                                       11 APOLLO DRIVE            HIGHLAND      NJ     7422  260515     140000.00
EQUITY ONE, INC.                                       8 MORRISON DRIVE           SICKLERVILLE  NJ     8081  110521      50000.00
EQUITY ONE, INC.                                       5 HIGGINS AVE              CLEMENTON     NJ     8021  260522     121200.00
EQUITY ONE, INC.                                       22 EAGLE LANE              WILLINGBORO   NJ     8046  260522     113000.00
EQUITY ONE, INC.                                       14 MCPHELIN AVE            CHERRY HILL   NJ     8034  260524      66000.00
EQUITY ONE, INC.                                       6331 MILL ROAD             EGG HARBOR    NJ     8234  260522     114000.00
EQUITY ONE, INC.                                       1211 SECOND AVE            NORTHFIELD    NJ     8225  260522     116000.00
EQUITY ONE, INC.                                       118 OAKMONT ROAD           CLEMENTON     NJ     8021  160529      55000.00
EQUITY ONE, INC.                                       6 FOURTH STREET            SURF CITY     NJ     8008  260524     200000.00
EQUITY ONE, INC.                                       46 CHRISTOPHER MILL ROAD   MT LAUREL     NJ     8054  260603     136000.00
EQUITY ONE, INC.                                       12 ROLFE CIRCLE            GARDINER      ME     4345  160611      58000.00
EQUITY ONE, INC.                                       1048 WASHINGTON STREET     ATLANTA       GA    30092  210610      70000.00
EQUITY ONE, INC.                                       10 ASPEN STREET            ROXBURY       MA     2119   60617      80000.00
EQUITY ONE, INC.                                       29-33 GORE STREET          CAMBRIDGE     MA     2138   60618     140000.00
EQUITY ONE, INC.                                       26 EUNICE AVE              WORCHESTER    MA     1606  160628      67200.00
EQUITY ONE, INC.                                       19-21 EMERSON STREET       CHICOPEE      MA     1020  210625      58500.00
EQUITY ONE, INC.                                       16 ALVIL ROAD              WILMINGTON    DE    19805  160703      88800.00
EQUITY ONE, INC.                                       407 CHESTERFIELD-JACOBSTOW WRIGHTSTOWN   NJ     8562  260610     132000.00
EQUITY ONE, INC.                                       214 KILBURN AVE            WILLIAMSTOWN  NJ     8094  260607      93600.00
EQUITY ONE, INC.                                       900 OCEAN DRIVE UNIT 902   CAPE MAY      NJ     8204  110626     200000.00
EQUITY ONE, INC.                                       5639 CENTRAL               OCEAN CITY    NJ     8226  260702     100000.00
EQUITY ONE, INC.                                       23 NORTH 8TH STREET        SURF CITY     NJ     8008  260628     150000.00
EQUITY ONE, INC.                                       47 ANDOVER PLACE           ROBBINSVILLE  NJ     8690  260701      61600.00
EQUITY ONE, INC.                                       38 LONGFELLOW DRIVE        COLONIA       NJ     7067  260711     130400.00
EQUITY ONE, INC.                                       5 LAURIE LANE              OAKLYN        NJ     8107  260722     115200.00
EQUITY ONE, INC.                                       1782 PITMAN DOWNER ROAD    WILLIAMSTOWN  NJ     8094  260724      65000.00
EQUITY ONE, INC.                                       1204 SOUTH PARK AVE        HADDON HEIGHT NJ     8035  260725     160000.00
EQUITY ONE, INC.                                       18 WEST 38TH STREET        WILMINGTON    DE    19810  260726      57400.00
EQUITY ONE, INC.                                       815 BERRYWOOD LANE         LEEDS POINT   NJ     8201  260730     100000.00
EQUITY ONE, INC.                                       194 YORKTOWN BLVD          HAMMONTON     NJ     8037  260731      48000.00
EQUITY ONE, INC.                                       23-23A HENRY STREET        MEDFORD       MA     2155  160724     105000.00
EQUITY ONE, INC.                                       131-135 WEST EIGHTH STREET S BOSTON      MA     2127  210819     157500.00
EQUITY ONE, INC.                                       11 BIRKSHIRE ROAD          NEW CASTLE    DE    19720  260807      47200.00
EQUITY ONE, INC.                                       15 ESSEX COURT             LYNN          MA     1902  160802      67200.00
EQUITY ONE, INC.                                       145 FORD AVE               WOODBURY      NJ     8096  160806      65600.00
EQUITY ONE, INC.                                       1348 CHANTICLEER           CHERRY HILL   NJ     8003  260801      72000.00
EQUITY ONE, INC.                                       207 FREDERICK LANE         WILMINGTON    DE    19805  260807     104000.00
EQUITY ONE, INC.                                       818 PENNSCOLA ROAD         FORKED RIVE   NJ     8731  260802      45450.00
EQUITY ONE, INC.                                       627 SELF MASTER PARKWAY    UNION         NJ     7083  110701      50000.00
EQUITY ONE, INC.                                       1459 ROUTE 83              DENNIS TWP    NJ     8246  260809      94500.00
EQUITY ONE, INC.                                       713 CENTRAL AVENUE         GLENDORA      NJ     8029  260812      82400.00
EQUITY ONE, INC.                                       1629 ADAMS AVENUE          TOMS RIVER    NJ     8753  260814      58500.00
EQUITY ONE, INC.                                       217 MONTGOMERY STREET      HIGHLAND PARK NJ     8904  260819      90000.00
EQUITY ONE, INC.                                       1420 SUMMIT AVENUE         TOMS RIVER    NJ     8753  260814      91000.00
EQUITY ONE, INC.                                       7900 DUNE DRIVE            AVALON        NJ     8202  160816      47250.00
EQUITY ONE, INC.                                       50 HARTLEY AVENUE          HAMILTON      NJ     8610  260816      53200.00
EQUITY ONE, INC.                                       108 EAST 27TH STREET       SHIP BOTTOM   NJ     8088  260819      90000.00
EQUITY ONE, INC.                                       888 HOLMDEL ROAD           HOLMDEL       NJ     7733  260823     164000.00
EQUITY ONE, INC.                                       312 NEPTUNE DRIVE          MANAHAWKIN    NJ     8050  260822      83000.00
EQUITY ONE, INC.                                       27412 VALLEY RUN DRIVE     WILMINGTON    DE    19810  260823      36000.00
EQUITY ONE, INC.                                       362 HERITAGE WAY           TUCKERTON     NJ     8087  160905      74400.00
EQUITY ONE, INC.                                       317 CRANFORD ROAD          CHERRY HILL   NJ     8003  260903      99000.00
EQUITY ONE, INC.                                       1 REVERE PLACE             OCEAN CITY    NJ     8226  260906     160000.00
EQUITY ONE, INC.                                       25-25A TILESTON STREET     BOSTON        MA     2113  210909     250250.00
EQUITY ONE, INC.                                       423 3RD STREET             BEACH HAVEN   NJ     8008  260906     112000.00
EQUITY ONE, INC.                                       419 ATLANTIC AVE  UNIT B-1 OCEAN CITY    NJ     8226  260909      44000.00
EQUITY ONE, INC.                                       15 NEW YORK AVE            BERLIN        NJ     8009  260909      84000.00
EQUITY ONE, INC.                                       112 ELLIS AVE              BERLIN        NJ     8009  260909      40000.00
EQUITY ONE, INC.                                       689 WASHINGTON AVE         WOODBURY      NJ     8096  260906      50000.00
EQUITY ONE, INC.                                       915 SUNSET DRIVE           SOMERDALE     NJ     8083  260916      75000.00
EQUITY ONE, INC.                                       519 MT PLEASANT ROAD       MILFORD       NJ     8848  260909     100000.00
EQUITY ONE, INC.                                       35 WEST MAPLE AVE          MERCHANTVILLLENJ     8109  260912     148000.00
EQUITY ONE, INC.                                       22 LANDRY ROAD             SOMERSET      NJ     8873  160925     152000.00
EQUITY ONE, INC.                                       30 BLACKBERRY LANE         MORRISTOWN    NJ     7961  260920     267750.00
EQUITY ONE, INC.                                       UNIT C107 LINWOOD GARDENS  LINWOOD       NJ     8221  260925      84000.00
EQUITY ONE, INC.                                       2233 SHORE ROAD            OCEAN VIEW    NJ     8230  260930      86000.00

SELLER                                                   PRIN BAL    1STDUE    PYMT    ORGLTV  OCC  PROP    RATE   PURP DOC  SRVFEE
                                                           420978.73
EQUITY ONE, INC.                                           119399.47 960513    1133.73   76.92 O      1     0.10900 1   1    0.0050
EQUITY ONE, INC.                                           145888.77 960530    1130.30   77.78 O      1     0.08500 2   1    0.0050
EQUITY ONE, INC.                                           101003.78 960526     817.57   81.36 O      1     0.08990 1   1    0.0050
EQUITY ONE, INC.                                            80760.02 960603     715.09   80.00 O      1     0.08500 2   1    0.0050
EQUITY ONE, INC.                                            94681.32 960529     784.01   89.91 O      1     0.09250 1   1    0.0050
EQUITY ONE, INC.                                            48297.84 960608     651.70   57.78 O      1     0.08750 1   1    0.0050
EQUITY ONE, INC.                                            40222.46 960609     325.58   77.88 O      4     0.08990 1   1    0.0050
EQUITY ONE, INC.                                           169052.98 960614    1490.62   69.39 O      1     0.09990 2   3    0.0050
EQUITY ONE, INC.                                           139136.87 960615    1177.20   41.54 O      1     0.09500 2   1    0.0050
EQUITY ONE, INC.                                            48424.77 960621     492.37   58.82 O      1     0.08500 2   1    0.0050
EQUITY ONE, INC.                                           120572.07 960622    1054.67   80.00 O      1     0.09900 2   1    0.0050
EQUITY ONE, INC.                                           112101.88 960622     848.93   77.93 O      1     0.08250 2   1    0.0050
EQUITY ONE, INC.                                            65587.36 960624     530.58   60.55 O      1     0.08990 2   1    0.0050
EQUITY ONE, INC.                                           113287.29 960622     916.45   75.00 O      1     0.08990 2   1    0.0050
EQUITY ONE, INC.                                           115060.58 960622     932.53   74.84 O      1     0.08990 2   1    0.0050
EQUITY ONE, INC.                                            53905.41 960629     477.30   68.75 O      1     0.08500 2   1    0.0050
EQUITY ONE, INC.                                           198488.04 960624    1537.83   44.44 O      1     0.08500 2   1    0.0050
EQUITY ONE, INC.                                           135060.95 960703    1045.72   80.00 O      1     0.08500 2   1    0.0050
EQUITY ONE, INC.                                            57044.98 960711     503.33   69.05 O      1     0.08500 2   1    0.0050
EQUITY ONE, INC.                                            69509.71 960710     698.77   87.50 N      1     0.11250 2   1    0.0050
EQUITY ONE, INC.                                            75752.14 960717    1101.54   60.15 O      1     0.10990 2   1    0.0050
EQUITY ONE, INC.                                           132468.37 960718    1908.74   67.47 O     50     0.10750 1   1    0.0050
EQUITY ONE, INC.                                            65976.53 960728     572.58   56.23 O      1     0.08250 2   1    0.0050
EQUITY ONE, INC.                                            58090.29 960725     583.97   65.00 N     64     0.11250 2   1    0.0050
EQUITY ONE, INC.                                            87381.69 960803     784.74   80.00 O      1     0.08750 2   1    0.0050
EQUITY ONE, INC.                                           130990.13 960710     991.67   80.00 O      1     0.08250 2   1    0.0050
EQUITY ONE, INC.                                            93051.91 960707     804.17   80.00 O      1     0.09750 1   1    0.0050
EQUITY ONE, INC.                                           194527.97 960726    2027.34   72.20 O      4     0.08990 1   1    0.0050
EQUITY ONE, INC.                                            99309.54 960802     768.91   28.57 O      1     0.08500 2   1    0.0050
EQUITY ONE, INC.                                           148622.09 960728    1261.28   69.77 O      1     0.09500 1   3    0.0050
EQUITY ONE, INC.                                            61253.17 960801     517.97   80.00 O      1     0.09500 1   1    0.0050
EQUITY ONE, INC.                                           129700.03 960811    1072.77   80.00 O      1     0.09250 1   1    0.0050
EQUITY ONE, INC.                                           114479.44 960822     885.79   79.45 O      1     0.08500 1   1    0.0050
EQUITY ONE, INC.                                            64685.43 960824     558.45   43.33 O      1     0.09750 1   3    0.0050
EQUITY ONE, INC.                                           159048.68 960825    1258.72   80.00 O      1     0.08750 1   3    0.0050
EQUITY ONE, INC.                                            57175.93 960826     514.36   70.00 N      3     0.10250 2   3    0.0050
EQUITY ONE, INC.                                            99463.17 960830     822.68   80.00 O      1     0.09250 1   1    0.0050
EQUITY ONE, INC.                                            47728.25 960831     385.87   76.19 O      1     0.08990 1   1    0.0050
EQUITY ONE, INC.                                           103423.91 960824     961.66   57.85 O      1     0.09250 2   1    0.0050
EQUITY ONE, INC.                                           156643.69 960919    1600.93   62.50 N      1     0.11500 1   3    0.0050
EQUITY ONE, INC.                                            46971.58 960907     405.52   80.00 O      1     0.09750 2   1    0.0050
EQUITY ONE, INC.                                            66266.63 960902     604.61   80.00 N      6     0.09000 1   1    0.0050
EQUITY ONE, INC.                                            64519.79 960906     569.29   80.00 O      1     0.08500 2   1    0.0050
EQUITY ONE, INC.                                            32411.62 960901     578.81   78.26 O      1     0.08990 1   1    0.0050
EQUITY ONE, INC.                                           103472.04 960907     836.06   80.00 O      1     0.08990 2   1    0.0050
EQUITY ONE, INC.                                            45281.63 960902     415.75   84.17 O      1     0.10500 1   1    0.0050
EQUITY ONE, INC.                                            48489.43 960801     506.84   52.63 O      1     0.08990 1   1    0.0050
EQUITY ONE, INC.                                            94110.18 960909     828.61   63.89 O      1     0.09990 1   3    0.0050
EQUITY ONE, INC.                                            81960.64 960912     648.24   80.00 O      1     0.08750 2   1    0.0050
EQUITY ONE, INC.                                            58270.72 960914     524.22   75.00 O      1     0.10250 2   1    0.0050
EQUITY ONE, INC.                                            89628.71 960919     789.15   64.29 O      1     0.09990 2   1    0.0050
EQUITY ONE, INC.                                            90644.05 960914     815.45   75.21 O      5     0.10250 1   1    0.0050
EQUITY ONE, INC.                                            46045.61 960916     455.66   73.83 O      4     0.09990 1   1    0.0050
EQUITY ONE, INC.                                            52956.93 960916     447.33   76.00 O      1     0.09500 1   1    0.0050
EQUITY ONE, INC.                                            89543.14 960919     723.51   64.29 O      1     0.08990 2   1    0.0050
EQUITY ONE, INC.                                           163294.65 960923    1469.61   54.67 O      1     0.10250 2   3    0.0050
EQUITY ONE, INC.                                            82626.88 960922     667.24   64.84 O      1     0.08990 1   1    0.0050
EQUITY ONE, INC.                                            35731.45 960923     302.71   52.94 O      4     0.09500 1   1    0.0050
EQUITY ONE, INC.                                            73334.48 961005     657.48   72.23 O      1     0.08750 2   1    0.0050
EQUITY ONE, INC.                                            98591.64 961003     868.06   84.83 O      1     0.09990 1   1    0.0050
EQUITY ONE, INC.                                           159146.95 961006    1258.72   47.06 O      5     0.08750 2   1    0.0050
EQUITY ONE, INC.                                            88455.72 961009    2498.09   64.83 N     64     0.11250 1   1    0.0050
EQUITY ONE, INC.                                           111612.88 961006    1003.63   70.00 N      1     0.10250 2   1    0.0050
EQUITY ONE, INC.                                            43840.32 961009     385.81   73.33 O      4     0.09990 1   1    0.0050
EQUITY ONE, INC.                                            83677.42 961009     721.69   70.59 N      1     0.09750 1   1    0.0050
EQUITY ONE, INC.                                            39783.54 961009     314.68   30.30 O      1     0.08750 2   1    0.0050
EQUITY ONE, INC.                                            49767.17 961006     457.37   65.79 N      1     0.10500 2   1    0.0050
EQUITY ONE, INC.                                            74583.94 961016     652.64   65.22 O      1     0.09900 2   1    0.0050
EQUITY ONE, INC.                                            99625.21 961010     914.74   45.45 N      1     0.10500 1   1    0.0050
EQUITY ONE, INC.                                           147334.65 961012    1189.78   77.89 O      1     0.08990 1   1    0.0050
EQUITY ONE, INC.                                           150128.47 961025    1366.61   80.00 O      1     0.08990 2   1    0.0050
EQUITY ONE, INC.                                           266772.25 961020    2347.72   83.67 O      1     0.09990 1   1    0.0050
EQUITY ONE, INC.                                            83654.20 961025     660.83   67.20 O      1     0.08750 1   1    0.0050
EQUITY ONE, INC.                                            85338.77 961030     723.13   79.63 O      5     0.09500 1   1    0.0050

SELLER                                                 LOAN#   B1LAST          B1FIRST     B1MID   B2LAST        B2FIRST     B2MID
EQUITY ONE, INC.                                       79322   LEGER           GLADYS
EQUITY ONE, INC.                                       79325   FELLENBAUM      WALTER      P       FELLENBAUM    CLAIRE
EQUITY ONE, INC.                                       79332   KLEINMAN        MARK        S
EQUITY ONE, INC.                                       79334   GOLD            ESTER
EQUITY ONE, INC.                                       79335   BOVE            DIANE       M
EQUITY ONE, INC.                                       79339   HERDELIN        ROBERT
EQUITY ONE, INC.                                       79355   ANGELINI        THOMAS      L
EQUITY ONE, INC.                                       79363   DRAB            FRANK               DRAB          CHRISTINE
EQUITY ONE, INC.                                       79366   RICE            ARLENE
EQUITY ONE, INC.                                       79377   LUNN            SCOTT
EQUITY ONE, INC.                                       79399   MCEVOY          BERNARD
EQUITY ONE, INC.                                       79403   CULVER          EDWARD              CULVER        RUTH
EQUITY ONE, INC.                                       79405   FOLTZ           HARRY       M       FOLTZ         DIANA       L
EQUITY ONE, INC.                                       79406   BALL            JUANITA     C       BALL          KEITH
EQUITY ONE, INC.                                       79471   PALANGAS        ANTHANASIO          PALANGAS      KATINA
EQUITY ONE, INC.                                       79519   COLON           JOSE        R       COLON         MARIA       M
EQUITY ONE, INC.                                       79547   SWEAZEY         THOMAS      E       SWEAZEY       SHARON      A
EQUITY ONE, INC.                                       79599   LE              THU         T
EQUITY ONE, INC.                                       79669   WYATT           JAMES       B
EQUITY ONE, INC.                                       79678   GILLESPIE       JOHN        E
EQUITY ONE, INC.                                       79679   VAN BUSKIRK     CHESTER
EQUITY ONE, INC.                                       79702   PFEFFER         SCOTT       J
EQUITY ONE, INC.                                       79707   GORELIK         OLEG        G
EQUITY ONE, INC.                                       79708   GORELIK         OLEG        G
EQUITY ONE, INC.                                       79724   GARDNER         AVRIL
EQUITY ONE, INC.                                       79740   CORSETTI        MICHAEL             CORSETTI      LORI
EQUITY ONE, INC.                                       79746   STANFORD        DAVID       L       STANFORD      VIOLET      L
EQUITY ONE, INC.                                       79766   GERARD          MICHAEL             GERARD        SHEILA
EQUITY ONE, INC.                                       79767   DAVIS           CHERI       R
EQUITY ONE, INC.                                       79779   THOMPSON        ALLEN       M       THOMPSON      JUDITH      A
EQUITY ONE, INC.                                       79814   OWENS           DARRELL     R       ACOSTA        AIDA        L
EQUITY ONE, INC.                                       79830   REGAZZI         LOUIS       B
EQUITY ONE, INC.                                       79833   MITCHELL        JOHN        J
EQUITY ONE, INC.                                       79835   MASSO           VINCENT             MASSO         DONNA
EQUITY ONE, INC.                                       79841   GOLDSTEIN       AARON               GOLDSTEIN     MAXINE
EQUITY ONE, INC.                                       79845   RICULFY         KENNETH             RICULFY       PEARLINE    Y
EQUITY ONE, INC.                                       79851   ROMAN           SUZANNE     G
EQUITY ONE, INC.                                       79852   LIPSKI          GERALD      F
EQUITY ONE, INC.                                       79861   MASSO           VINCENT             MASSO         DONNA
EQUITY ONE, INC.                                       79863   LITVAC          RUTY
EQUITY ONE, INC.                                       79874   ALLEN           ANDREA      A       HALL          CHARLES     N
EQUITY ONE, INC.                                       79880   CAPRIO          PAMELA              STUITS        GROVER      E
EQUITY ONE, INC.                                       79886   OPIO CONDE      MARGARITA           OPIO          EDILBERTO
EQUITY ONE, INC.                                       79888   RAWLS           BEATRICE
EQUITY ONE, INC.                                       79891   REILEY          THOMAS      T       REILEY        DINAE       G
EQUITY ONE, INC.                                       79900   NUGENT          WILLIAM     C       NUGENT        TRACY       C
EQUITY ONE, INC.                                       79904   SWEENEY         JOSEPH              SWEENEY       DONNA
EQUITY ONE, INC.                                       79906   COLE            GARY        A       COLE          NELLIE      E
EQUITY ONE, INC.                                       79923   CUNNINGHAM      THOMAS              CUNNINGHAM    SUZANNE
EQUITY ONE, INC.                                       79927   ROSENBERG       MANUEL
EQUITY ONE, INC.                                       79935   HUYO            LUZ         MORINE
EQUITY ONE, INC.                                       79936   AIKEN           CATHY       L
EQUITY ONE, INC.                                       79938   FOLKS           LAURIE      A
EQUITY ONE, INC.                                       79942   OLSWFSKI        LINDA       R
EQUITY ONE, INC.                                       79965   JENSEN          DOUGLAS     E       SIERCHIO      DONATO      S
EQUITY ONE, INC.                                       79970   SMITH           ERNEST      A
EQUITY ONE, INC.                                       79972   TECKER          GLENN       H       TECKER        MARY        JANE
EQUITY ONE, INC.                                       79975   MCCULLOUGH      COREEN      D
EQUITY ONE, INC.                                       79981   LORD            CRAIG               LORD          DEBORAH
EQUITY ONE, INC.                                       79991   MARTIN          TODD        R
EQUITY ONE, INC.                                       80011   KEO             LY
EQUITY ONE, INC.                                       80014   DELRIO          SANTOS      R       RIVERA        MARIA       E
EQUITY ONE, INC.                                       80015   MCGHEE          BOBBY               MCGHEE        GWENDOLYN
EQUITY ONE, INC.                                       80018   DELPRIORE       JOSEPH              DELPRIORE     KATHRYN
EQUITY ONE, INC.                                       80037   NICHOLS         PATSY       S
EQUITY ONE, INC.                                       80051   DUNI            JOANNE      B       DUNI          THATCHER    B
EQUITY ONE, INC.                                       80053   CROWTON         ARTHUR      J       CROWTON       ROBERTA     A
EQUITY ONE, INC.                                       80076   RESCA           ARTHUR      P
EQUITY ONE, INC.                                       80106   CROWNOVER       SUSAN       E
EQUITY ONE, INC.                                       80111   BURCHAM         JAMES       E       BURCHAM       BETTY       E
EQUITY ONE, INC.                                       80139   AVIKSIS         FELIX
EQUITY ONE, INC.                                       80151   RODEBAUGH       MICHAEL     DWAYNE  RODEBAUGH     KAY
EQUITY ONE, INC.                                       80159   YOCUM           TERRANCE    WAYNE   YOCUM         SALLY       THOMAS
EQUITY ONE, INC.                                       80162   ROSS            HUGH        M       ROSS          DEBORAH     E
EQUITY ONE, INC.                                       80184   SMITH           GREER       W

SELLER                                                 PROPERTY ADDRESS           CITY          STATE  ZIP   MATURE    LOANAMT
EQUITY ONE, INC.                                       58 HARDENBURG LANE         E BRUNSWICK   NJ     8816  261001     180000.00
EQUITY ONE, INC.                                       107 BENNET ROAD            CAPE MAY      NJ     8210  261002      76800.00
EQUITY ONE, INC.                                       33 MANOR HOUSE DRIVE       CHERRY HILL   NJ     8003  261002     262000.00
EQUITY ONE, INC.                                       1190 GEORGE AVE UNIT A-40  LINDEN        NJ     7036  261007      60000.00
EQUITY ONE, INC.                                       7 WENDOVER DRIVE           MT LAUREL     NJ     8054  261004     160000.00
EQUITY ONE, INC.                                       45D LONG BEACH BLVD        LOVELADIES    NJ     8008  111004     600000.00
EQUITY ONE, INC.                                       607 B CHAPEL STREET        NEW HAVEN     CT     6510  261008      60800.00
EQUITY ONE, INC.                                       13506 ATLANTIC AVE         BEACH HAVEN   NJ     8088  261011     118000.00
EQUITY ONE, INC.                                       134 WEST THOMPSON AVE      PLEASANTVILLE NJ     8232  261017      45000.00
EQUITY ONE, INC.                                       316 READING AVE PO BOX 263 BARRINGTON    NJ     8007  261021      74800.00
EQUITY ONE, INC.                                       2829 INDIAN BOUNDARY ROAD  RIVER GROVE   IL    60171  261016      40000.00
EQUITY ONE, INC.                                       5922 MAPLE DRIVE           MAYS LANDING  NJ     8330  261023      85000.00
EQUITY ONE, INC.                                       281 LIGHTHOUSE DRIVE       MANAHAWKIN    NJ     8050  261018      59920.00
EQUITY ONE, INC.                                       7539 BRIAR ROAD            PHILADELPHIA  PA    19138  261023      48000.00
EQUITY ONE, INC.                                       49 MOZART STREET           JAMAICA PLA   MA     2130  260919      98150.00
EQUITY ONE, INC.                                       42 WILSON AVE              WINDSOR       CT     6095  260925      80000.00
EQUITY ONE, INC.                                       2 BUTTERMILK BRIDGE ROAD   WASHINGTON    NJ     7882  260930      96000.00
EQUITY ONE, INC.                                       291 WASHINGTON AVE         CHELSEA       MA     2150  210930      78000.00
EQUITY ONE, INC.                                       2206 CORINTH ROAD          GAFFNEY       SC    29340  111015      99200.00
EQUITY ONE, INC.                                       607 SOUTH STREET           TOWNSEND      DE    19734  261016      75000.00
EQUITY ONE, INC.                                       894 INDIAN POINT DRIVE     ELLSTON       IA    50074  261018      42000.00
EQUITY ONE, INC.                                       217 PLEASANT STREET        BROCKTON      MA     2401  211018      72800.00
EQUITY ONE, INC.                                       187 FLORENCE STREET        ROSLINDALE    MA     2133  211015     116935.00
EQUITY ONE, INC.                                       193 FLORENCE STREET        ROSLINDALE    MA     2133  211015     125930.00
EQUITY ONE, INC.                                       146 SALEM STREET #1        BOSTON        MA     2128  261016      80000.00
EQUITY ONE, INC.                                       3444 S 81ST STREET         MILWAUKEE     WI    53219  261025      76000.00
EQUITY ONE, INC.                                       231 0.2. DAVIS ROAD        VINEMONT      AL    35179  161021      83200.00
EQUITY ONE, INC.                                       1521 WILLIAMS DRIVE        STOUGHTON     WI    53589  161030      96000.00
EQUITY ONE, INC.                                       2607 CONRAD STREET         EAU CLAIRE    WI    54703  111031      36100.00
EQUITY ONE, INC.                                       900 MAPLE DRIVE            OSCEOLA       WI    54020  111030      81600.00
EQUITY ONE, INC.                                       H-13540 8TH AVE            BUENA VISTA   NJ     8360  261025      86400.00
EQUITY ONE, INC.                                       47 BLANCHARD ROAD          MARLTON       NJ     8053  261025      85500.00
EQUITY ONE, INC.                                       113 JEFFERSON AVE          MT EPHRAIM    NJ     8059  261030      60000.00
EQUITY ONE, INC.                                       1010 RYMILL PLACE          CHERRY HILL   NJ     8003  161031     120000.00
EQUITY ONE, INC.                                       4500 W BRIGANTINE AVE      BRIGANTINE    NJ     8203  261028      51700.00
EQUITY ONE, INC.                                       22 WHELAN AVE              SICKLERVILLE  NJ     8081  261028     110400.00
EQUITY ONE, INC.                                       136 PENNSYLVANIA AVE       ABSECON       NJ     8201  261104      55000.00
EQUITY ONE, INC.                                       5800 EDGEWATER AVE         VENTNOR       NJ     8406  261029      91200.00
EQUITY ONE, INC.                                       5600 ASBURY AVE 1ST FLOOR  OCEAN CITY    NJ     8226  261031     171500.00
EQUITY ONE, INC.                                       691 TWIN RIVERS DRIVE N    E WINDSOR     NJ     8520  261030      64000.00
EQUITY ONE, INC.                                       216 WOODLAKE MANOR DRIVE   LAKEWOOD      NJ     8701  261101      45000.00
EQUITY ONE, INC.                                       91 SOUTH MAIN STREET       LAMBERTVILLE  NJ     8530  261104      96600.00
EQUITY ONE, INC.                                       2918 N NEW ENGLAND AVE     CHICAGO       IL    60634  261105     106000.00
EQUITY ONE, INC.                                       1775 WINSLOW ROAD          WILLIAMSTOWN  NJ     8094  261118     104000.00
EQUITY ONE, INC.                                       615 PARK AVE               CLEMENTON     NJ     8021  261115     121000.00
EQUITY ONE, INC.                                       430 WEST KINGS HIGHWAY     HADDONFIELD   NJ     8033  261115     480000.00
EQUITY ONE, INC.                                       12 MERCURY DRIVE           SEWELL        NJ     8080  261115      65000.00
EQUITY ONE, INC.                                       62 MAIN STREET             ENGLISHTOWN   NJ     7726  261115     116000.00
EQUITY ONE, INC.                                       6710 SEAVIEW AVE           WILDWOOD CR   NJ     8260  261119     148000.00
EQUITY ONE, INC.                                       508 OAKLAND AVE            BERLIN        NJ     8009  261125      75000.00
EQUITY ONE, INC.                                       262 MORRIS AVE             ELIZABETH     NJ     7208  211115     180000.00
EQUITY ONE, INC.                                       280 KIPP STREET 1D         HACKENSACK    NJ     7601  261118      60900.00
EQUITY ONE, INC.                                       177 WESTERN PARKWAY        IRVINGTON     NJ     7111  261118      80000.00
EQUITY ONE, INC.                                       14 FEATHERBED LANE         HOPEWELL      NJ     8525  261122      90000.00
EQUITY ONE, INC.                                       148 BEACHWOOD BLVD         BEACHWOOD     NJ     8722  261121      96000.00
EQUITY ONE, INC.                                       127 PENNSYLVANIA AVE       OCEAN GROVE   NJ     7756  261122      60000.00
EQUITY ONE, INC.                                       310 NORTH ATLANTIC AVE     BEACH HAVEN   NJ     8008  261122     244000.00
EQUITY ONE, INC.                                       2 OCEAN ROAD               OCEAN CITY    NJ     8226  261122     148000.00
EQUITY ONE, INC.                                       551 NEW ALBANY ROAD        MORRESTOWN    NJ     8057  261125     193125.00
EQUITY ONE, INC.                                       722 LOCUST STREET          FALL RIVER    MA     2721  211101     126100.00
EQUITY ONE, INC.                                       62-68 THORNTON STREET      REVERE        MA     2151  211101      87500.00
EQUITY ONE, INC.                                       74 COTTAGE STREET          CHELSEA       MA     2150  261101      84000.00
EQUITY ONE, INC.                                       2400 BETTYS DRIVE          ALBANY        GA    31705  161105     104000.00
EQUITY ONE, INC.                                       76 VALLEY DRIVE            NAUGATUCK     CT     6770  261028      75000.00
EQUITY ONE, INC.                                       1723 ALBERT AVE            KNOXVILLE     TN    37917  111105      60975.02
EQUITY ONE, INC.                                       210 UPPER STATE STREET     NORTH HAVEN   CT     6473  161104     140000.00
EQUITY ONE, INC.                                       213 WHITE STREET           LOWELL        MA     1853  211030      84700.00
EQUITY ONE, INC.                                       61 WACHUSETT STREET        WORCHESTER    MA     1609  211101     101000.00
EQUITY ONE, INC.                                       4721 N GRACE               SCHILLER PARK IL    60176  261111      78000.00
EQUITY ONE, INC.                                       RT 1 BOX 1010              WALNUT GROVE  MO    65770  111111      49600.00
EQUITY ONE, INC.                                       21  PARKVALE STREET UNIT5  ALLSTON       MA     2134  270228      37100.00
EQUITY ONE, INC.                                       357 JANE BROWN BRANCH      PRESTONSBURG  KY    41653  261122      88000.00
EQUITY ONE, INC.                                       665 LAKE CHARLES WAY       ROSWELL       GA    30075  111120      90000.00
EQUITY ONE, INC.                                       414 WASHINGTON AVE         WILMINGTON    DE    19804  161120      60000.00
EQUITY ONE, INC.                                       7113 PARK AVE              MERCHANTVILLE NJ     8109  261115      93700.00

SELLER                                                   PRIN BAL    1STDUE    PYMT    ORGLTV  OCC  PROP    RATE   PURP DOC  SRVFEE
EQUITY ONE, INC.                                           179365.30 961101    1513.54   76.60 O      1     0.09500 1   1    0.0050
EQUITY ONE, INC.                                            76557.65 961102     673.41   80.00 O      1     0.09990 1   1    0.0050
EQUITY ONE, INC.                                           261076.18 961102    2203.04   79.64 O      1     0.09500 1   1    0.0050
EQUITY ONE, INC.                                            59809.08 961107     526.10   73.17 N      1     0.09990 2   1    0.0050
EQUITY ONE, INC.                                           154249.18 961104    1286.25   80.00 O      1     0.08990 1   1    0.0050
EQUITY ONE, INC.                                           588771.86 961104    6130.30   50.00 N      1     0.09125 2   1    0.0050
EQUITY ONE, INC.                                            60616.89 961108     544.83   77.95 O      1     0.10250 1   1    0.0050
EQUITY ONE, INC.                                           117605.13 961111    1013.80   71.52 N      1     0.09750 1   1    0.0050
EQUITY ONE, INC.                                            44823.70 961117     361.76   73.77 O      1     0.08990 2   1    0.0050
EQUITY ONE, INC.                                            74586.43 961121     684.22   80.00 O      1     0.10500 2   1    0.0050
EQUITY ONE, INC.                                            39879.54 961116     358.44   27.97 O      1     0.10250 2   3    0.0050
EQUITY ONE, INC.                                            84666.88 961123     683.32   77.98 O      1     0.08990 2   1    0.0050
EQUITY ONE, INC.                                            59554.75 961118     548.11   73.07 O      1     0.10500 1   1    0.0050
EQUITY ONE, INC.                                            47811.98 961123     385.87   80.00 O      1     0.08990 2   1    0.0050
EQUITY ONE, INC.                                            97844.98 961019     916.21   65.00 O      5     0.10750 1   3    0.0050
EQUITY ONE, INC.                                            79670.68 961025     629.36   80.00 O      1     0.08750 2   1    0.0050
EQUITY ONE, INC.                                            95678.73 961030     824.79   80.00 O      1     0.09750 2   1    0.0050
EQUITY ONE, INC.                                            77648.88 961030     792.84   52.70 N     50     0.11500 1   1    0.0050
EQUITY ONE, INC.                                            97281.63 961115     991.45   80.00 O      1     0.08750 2   1    0.0050
EQUITY ONE, INC.                                            74748.98 961116     644.37   75.00 O      1     0.09750 2   3    0.0050
EQUITY ONE, INC.                                            41660.38 961118     345.22   68.85 N      1     0.09240 2   1    0.0050
EQUITY ONE, INC.                                            72485.19 961118     766.75   66.18 N     53     0.12000 1   1    0.0050
EQUITY ONE, INC.                                           116466.04 961115    1210.04   64.96 N     52     0.11750 1   3    0.0050
EQUITY ONE, INC.                                           125424.98 961115    1303.12   69.96 N     52     0.11750 1   3    0.0050
EQUITY ONE, INC.                                            79659.12 961116     658.14   73.39 O      4     0.09250 1   1    0.0050
EQUITY ONE, INC.                                            75702.15 961125     610.97   80.00 O      1     0.08990 2   1    0.0050
EQUITY ONE, INC.                                            82306.99 961121     748.04   80.00 O      1     0.08990 2   1    0.0050
EQUITY ONE, INC.                                            94965.11 961130     863.12   72.73 O      1     0.08990 2   1    0.0050
EQUITY ONE, INC.                                            35411.03 961130     365.94   49.45 O      1     0.08990 2   1    0.0050
EQUITY ONE, INC.                                            80252.34 961130     815.55   80.00 O      1     0.08750 2   1    0.0050
EQUITY ONE, INC.                                            85303.61 961125     679.71   72.91 O      1     0.08750 2   1    0.0050
EQUITY ONE, INC.                                            85242.48 961125     766.17   75.00 O      1     0.10250 1   3    0.0050
EQUITY ONE, INC.                                            59875.55 961130     582.76   66.67 O      1     0.11250 2   3    0.0050
EQUITY ONE, INC.                                           118968.21 961130    1118.56   52.17 O      1     0.09500 2   1    0.0050
EQUITY ONE, INC.                                            51490.85 961128     434.72   71.81 O      4     0.09500 1   1    0.0050
EQUITY ONE, INC.                                           110130.96 961128    1009.87   84.99 O      1     0.10500 1   1    0.0050
EQUITY ONE, INC.                                            54834.32 961204     492.86   57.89 O      1     0.10250 2   3    0.0050
EQUITY ONE, INC.                                            90854.83 961129     783.55   76.96 N      1     0.09750 1   1    0.0050
EQUITY ONE, INC.                                           170983.78 961130    1442.06   70.00 O      4     0.09500 2   3    0.0050
EQUITY ONE, INC.                                            63796.38 961130     561.17   80.00 O      1     0.09990 1   1    0.0050
EQUITY ONE, INC.                                            44889.60 961201     411.63   84.91 O      4     0.10500 1   1    0.0050
EQUITY ONE, INC.                                            96309.10 961204     865.63   70.00 N      1     0.10250 2   3    0.0050
EQUITY ONE, INC.                                           105697.30 961205     969.62   73.61 O      1     0.10500 1   1    0.0050
EQUITY ONE, INC.                                           103592.45 961218     836.06   80.00 O      1     0.08990 2   1    0.0050
EQUITY ONE, INC.                                           120755.35 961215    1106.83   77.07 O      1     0.10500 2   1    0.0050
EQUITY ONE, INC.                                           478477.89 961215    3948.84   64.00 N      1     0.09250 2   1    0.0050
EQUITY ONE, INC.                                            64814.32 961215     558.45   50.00 O      1     0.09750 2   1    0.0050
EQUITY ONE, INC.                                           115632.18 961215     954.30   72.05 O      1     0.09250 2   1    0.0050
EQUITY ONE, INC.                                           147442.24 961219    1189.78   77.89 O      1     0.08990 2   1    0.0050
EQUITY ONE, INC.                                            74785.72 961225     644.37   75.00 O      1     0.09750 2   3    0.0050
EQUITY ONE, INC.                                           179328.46 961215    1796.83   68.57 O     64     0.11250 2   1    0.0050
EQUITY ONE, INC.                                            60751.56 961218     557.08   70.00 O      4     0.10500 1   1    0.0050
EQUITY ONE, INC.                                            79747.04 961218     701.47   55.17 N     51     0.09990 2   1    0.0050
EQUITY ONE, INC.                                            89755.56 961222     789.15   48.39 O      1     0.09990 2   3    0.0050
EQUITY ONE, INC.                                            95235.63 961221     824.79   68.57 N      5     0.09750 1   1    0.0050
EQUITY ONE, INC.                                            58091.44 961222     493.61   73.17 O      1     0.09250 1   1    0.0050
EQUITY ONE, INC.                                           243265.51 961222    2051.68   73.94 O      1     0.09500 1   3    0.0050
EQUITY ONE, INC.                                           147504.73 961222    1189.78   76.29 O      1     0.08990 1   1    0.0050
EQUITY ONE, INC.                                           192478.73 961225    1552.54   72.88 O      1     0.08990 1   1    0.0050
EQUITY ONE, INC.                                           125645.39 961201    1327.18   65.00 N     52     0.11990 1   1    0.0050
EQUITY ONE, INC.                                            87144.25 961201     841.83   63.18 N      1     0.10750 1   1    0.0050
EQUITY ONE, INC.                                            83799.68 961201     864.03   70.00 N      5     0.12000 2   3    0.0050
EQUITY ONE, INC.                                           103059.20 961205    1002.93   76.47 O      1     0.09990 2   1    0.0050
EQUITY ONE, INC.                                            74736.30 961128     590.03   67.57 O      1     0.08750 2   1    0.0050
EQUITY ONE, INC.                                            59795.88 961205     609.41   80.23 O      1     0.08750 2   1    0.0050
EQUITY ONE, INC.                                           138678.11 961204    1237.20   80.00 O      1     0.08750 2   1    0.0050
EQUITY ONE, INC.                                            84345.78 961130     860.94   67.76 N     52     0.11500 1   1    0.0050
EQUITY ONE, INC.                                            97618.75 961201     971.71   69.18 N     52     0.10750 1   3    0.0050
EQUITY ONE, INC.                                            77739.02 961211     627.04   69.64 O      1     0.08990 2   1    0.0050
EQUITY ONE, INC.                                            48675.26 961211     517.94   80.00 O      1     0.09500 1   1    0.0050
EQUITY ONE, INC.                                            37067.04 970328     325.58   68.70 N      4     0.10000 1   3    0.0050
EQUITY ONE, INC.                                            87743.17 961222     692.29   78.57 O      1     0.08750 2   1    0.0050
EQUITY ONE, INC.                                            88544.69 961220     912.30   62.07 O      1     0.08990 2   1    0.0050
EQUITY ONE, INC.                                            59529.54 961220     530.23   80.00 O      1     0.08750 2   1    0.0050
EQUITY ONE, INC.                                            93448.42 961215     839.65   74.96 O      1     0.10250 1   3    0.0050

SELLER                                                 LOAN#   B1LAST          B1FIRST     B1MID   B2LAST        B2FIRST     B2MID
EQUITY ONE, INC.                                       80188   VALENTE         ILIDIO
EQUITY ONE, INC.                                       80224   JOHNSON         GARY        A       JOHNSON       SUSANNE     M
EQUITY ONE, INC.                                       80246   OHANLON         WILLIAM             OHANLON       CYNTHIA
EQUITY ONE, INC.                                       80256   BARNETT         DIANE
EQUITY ONE, INC.                                       80261   MENNELLA        SALVATORE           MENNELLA      JANET
EQUITY ONE, INC.                                       80278   LEMOINE         HARRY       JAMES   LEMOINE       JOANNE
EQUITY ONE, INC.                                       80285   DAVIS           LEONARD     P       DAVIS         LOUELLA
EQUITY ONE, INC.                                       80298   WOOD            JAMES       B       WOOD          JANET       M
EQUITY ONE, INC.                                       80306   GOANOS          MARIA       I
EQUITY ONE, INC.                                       80314   COLUNGA         JESUS               COLUNGA       GLORIA
EQUITY ONE, INC.                                       80319   SHUBECK         ROBERT              SHUBECK       BARBARA
EQUITY ONE, INC.                                       80333   WRIGHT          KENNETH     E
EQUITY ONE, INC.                                       80339   STEPHAN         JOHN        T       STEPHAN       SANDRA      L
EQUITY ONE, INC.                                       80353   MARTIN          BRENDAN     H       MARTIN        BRIDGET     B
EQUITY ONE, INC.                                       80361   THOMAS          JAMES       M       THOMAS        JAN
EQUITY ONE, INC.                                       80369   ROWLEY          DANIEL
EQUITY ONE, INC.                                       80375   BALBONI         ANTHONY     V
EQUITY ONE, INC.                                       80383   HART            LEN                 HART          AMY
EQUITY ONE, INC.                                       80390   BRYANT          DEBRA
EQUITY ONE, INC.                                       80391   EDDINGS         SIMON               EDDINGS       ERMA
EQUITY ONE, INC.                                       80400   FILLO           JOHN        G       FILLO         ANGELA      M
EQUITY ONE, INC.                                       80401   JACOBS          DANIEL
EQUITY ONE, INC.                                       80406   INFANTE         MARY
EQUITY ONE, INC.                                       80473   BASILE          JOHN
EQUITY ONE, INC.                                       80474   TO              YUOKHEANG
EQUITY ONE, INC.                                       80483   SMITH           MAHLON      H       SMITH         KATALIN     M
EQUITY ONE, INC.                                       80498   TROGE           PHIL                TROGE         CONNIE
EQUITY ONE, INC.                                       80557   MACDONALD       ALICE       M
EQUITY ONE, INC.                                       80583   LUNDBERG        NORA
EQUITY ONE, INC.                                       80613   PASSOS          EDMUNDO             DOS PASSOS    ADRYANA     A
EQUITY ONE, INC.                                       80628   MIZELL          ALBERT
EQUITY ONE, INC.                                       80650   GUERINO         DANIEL      P       GUERINO       DANIEL
EQUITY ONE, INC.                                       80654   ANDREAS         STEPHEN
EQUITY ONE, INC.                                       80656   ARNETT          KEITH       W       ARNETT        LAURA
EQUITY ONE, INC.                                       80662   GREGORY         HAROLD      B       GREGORY       SHARON      K
EQUITY ONE, INC.                                       80665   HOLLIS          WILLIAM     N       HOLLIS        CINDY       B
EQUITY ONE, INC.                                       80673   LITTLEJOHN      LOIS        J
EQUITY ONE, INC.                                       80675   MANSFIELD       PATRICIA
EQUITY ONE, INC.                                       80680   PLATH           JAY         E       PLATH         MARILYN     M
EQUITY ONE, INC.                                       80682   PURIFICATO      ROBERT              PURIFICATO    MARGARET
EQUITY ONE, INC.                                       80683   SAF             RONALD      D       SAF           JULIE       A
EQUITY ONE, INC.                                       80685   TOMASZEK        JOYCE
EQUITY ONE, INC.                                       80686   WEAVER          ROBERT
EQUITY ONE, INC.                                       80691   YANCEY          PAUL        J       YANCEY        EFTHALIA    T
EQUITY ONE, INC.                                       80711   JONES           CARL        E       JONES         LINDA
EQUITY ONE, INC.                                       80713   JEFFCOAT        JERRY       T       JEFFCOAT      PATRICIA
EQUITY ONE, INC.                                       80715   BOULTON         DEAN        R       BOULTON       ANGEL
EQUITY ONE, INC.                                       80718   BROWNSTEIN      STANLEY             BROWNSTEIN    MARIAN
EQUITY ONE, INC.                                       80719   BUNCHER         LAURA       L
EQUITY ONE, INC.                                       80720   DONAHUE         ROBERT      H       DONAHUE       DEANIE
EQUITY ONE, INC.                                       80734   THOMPSON        JOHN        M       THOMPSON      LANI
EQUITY ONE, INC.                                       80735   VAZQUEZ         RUTH
EQUITY ONE, INC.                                       80743   SODL            GEORGE
EQUITY ONE, INC.                                       80747   NICOL           JODY        A
EQUITY ONE, INC.                                       80751   FRASER          BRIAN       P       FRASER        MARGARET    B
EQUITY ONE, INC.                                       80811   KOWALSKI        EDWARD              KOWALSKI      VIOLET      S
EQUITY ONE, INC.                                       80814   MURPHY          JOHN        F       MURPHY        AMY
EQUITY ONE, INC.                                       80848   POND            LINDA       J
EQUITY ONE, INC.                                       80854   HAGGE           ROBERT              HAGGE         MARIE       P
EQUITY ONE, INC.                                       80859   COLE            JAMES       A       COLE          JAMES       J
EQUITY ONE, INC.                                       80860   SMITH           KENNY               SMITH         CARMEN
EQUITY ONE, INC.                                       80884   MARDIS          JOUNI
EQUITY ONE, INC.                                       80892   MCCLERNAN       RALPH       E       MCCLERNAN     KIMBERLY    A
EQUITY ONE, INC.                                       80948   FIORENTINO      GIOACCHINO  O       FIORENTINO    BARBARA     F
EQUITY ONE, INC.                                       80952   TOLIVER         NANNIE      R
EQUITY ONE, INC.                                       80977   STANLEY         DESIREE             STANLEY       JAMES
EQUITY ONE, INC.                                       80979   WEIZER          FRANK               WEIZER        MIRIAM
EQUITY ONE, INC.                                       81014   BURANT          JAMES       M       BURANT        WENDY       M
EQUITY ONE, INC.                                       81025   HICKS           LARRY       W
EQUITY ONE, INC.                                       81036   GUTIERREZ       BENJAMIN
EQUITY ONE, INC.                                       81037   HILLIARD        KENNETH     R
EQUITY ONE, INC.                                       81038   HILLIARD        ALLEN       F       HILLIARD      NANCY
EQUITY ONE, INC.                                       81039   KERR            THOMAS      W       KERR          PATRICIA
EQUITY ONE, INC.                                       81042   CRAFFEY         DANIEL      P       CRAFFEY       ELIZABETH   A
EQUITY ONE, INC.                                       81044   GATCOMB         DEWEY       W       GATCOMB       MARSHA      J

SELLER                                                 PROPERTY ADDRESS           CITY          STATE  ZIP   MATURE    LOANAMT
EQUITY ONE, INC.                                       5-7 EDWARDS STREET         BEVERLY       MA     1915  211120     322000.00
EQUITY ONE, INC.                                       EAST PARK DRIVE            PARKSVILLE    NY    12768  111126      52500.00
EQUITY ONE, INC.                                       3357 PIERSON DRIVE         WILMINGTON    DE    19810  261203     116000.00
EQUITY ONE, INC.                                       54 MAGNOLIA AVE UNIT 4-5   JERSEY CITY   NJ     7306  261202      92800.00
EQUITY ONE, INC.                                       3 OXFORD COURT             MATAWAN       NJ     7747  261203     135000.00
EQUITY ONE, INC.                                       18 ST THOMAS AVE           TOMS RIVER    NJ     8753  261205     120000.00
EQUITY ONE, INC.                                       67 MARLBORO LANE           WILLINGBORO   NJ     8046  161211      70400.00
EQUITY ONE, INC.                                       49 MORGAN COURT            BEDMINSTER    NJ     7079  261206      86550.00
EQUITY ONE, INC.                                       90 HAWTHORNE AVE           NEPTUNE CITY  NJ     7753  261216     100000.00
EQUITY ONE, INC.                                       1526 NORTH SPRINGFIELD AVE CHICAGO       IL    60651  261216     103500.00
EQUITY ONE, INC.                                       462 ADELPHIA ROAD          FREEHOLD      NJ     7728  261216     110000.00
EQUITY ONE, INC.                                       441 N TENNESSEE AVE        ATLANTIC CITY NJ     8401  111213      35000.00
EQUITY ONE, INC.                                       70 N HORSHOE LN            COLUMBUS      NJ     8022  261213      81000.00
EQUITY ONE, INC.                                       46 BERNARD AVE             EDISON        NJ     8837  261216     155000.00
EQUITY ONE, INC.                                       200 RIPTIDE AVE            MANAHAWKIN    NJ     8050  261223      89000.00
EQUITY ONE, INC.                                       1797 LENNINGTON STREET     RAHWAY        NJ     7065  261223     210000.00
EQUITY ONE, INC.                                       134 RED STONE RIDGE        DELRAN        NJ     8075  261223     106400.00
EQUITY ONE, INC.                                       260 15TH STREET            SURF CITY     NJ     8008  261220      88000.00
EQUITY ONE, INC.                                       12-14 WINTHROP STREET      ABINGTON      MA     2351  261202     113600.00
EQUITY ONE, INC.                                       1436 N MASON               CHICAGO       IL    60651  261115      78000.00
EQUITY ONE, INC.                                       805 HARWOOD ROAD           WILMINGTON    DE    19804  111126      68800.00
EQUITY ONE, INC.                                       ROUND POND FIRE LANE       PLYMOUTH      ME     4969  261218      56250.00
EQUITY ONE, INC.                                       27-29 WILLOW STREET        LAWRENCE      MA     1841  211122      38500.00
EQUITY ONE, INC.                                       13-15 WILCOX STREET        SPRINGFIELD   MA     1036  211205     130000.00
EQUITY ONE, INC.                                       28 EVERETT AVE             SOMERVILLE    MA     2145  261205      76500.00
EQUITY ONE, INC.                                       14 LT HOOPER STREET        MILFORD       NJ     8848  261204     188000.00
EQUITY ONE, INC.                                       736 33RD STREET            DES MOINES    IA    50312  261204      84000.00
EQUITY ONE, INC.                                       104 SILVESIDE ROAD         WILMINGTON    DE    19809  161211      59000.00
EQUITY ONE, INC.                                       242 WALNUT STREET          NEW BEDFORD   MA     2740  211212      80000.00
EQUITY ONE, INC.                                       8 SUMNER ST                MARLBOROUGH   MA     1752  261227      94320.00
EQUITY ONE, INC.                                       130 TOLBERT AVE            DORCHESTER    MA     2122  211220     108000.00
EQUITY ONE, INC.                                       9 BRUCE STREET             BURLINGTON    MA     1803  261223     120000.00
EQUITY ONE, INC.                                       55 COVENTRY CIRCLE         N HAVEN       CT     6473  260508     116000.00
EQUITY ONE, INC.                                       3915 LONE ROAD             FREELAND      MI    48623  110726      53600.00
EQUITY ONE, INC.                                       PO BOX 173                 SCIENCE HILL  KY    42553  160920      37000.00
EQUITY ONE, INC.                                       2326 DAZEND TRAIL          YORK          SC    29795  111010      65521.00
EQUITY ONE, INC.                                       214 PINETREE LANE          UNION         SC    29379  260924      44200.00
EQUITY ONE, INC.                                       3816 ARIA LANE             LEXINGTON     KY    40514  110628      35000.00
EQUITY ONE, INC.                                       43 BARNUM ROAD             DANBURY       CT     6811  110924      50000.00
EQUITY ONE, INC.                                       20 HOBSON AVE              HAMDEN        CT     6514  260923      76000.00
EQUITY ONE, INC.                                       6104 GOODMAN PLACE         URBANDALE     IA    50322  261031     107200.00
EQUITY ONE, INC.                                       56 STONE RANCH ROAD        EAST LYME     CT     6333  111022      78000.00
EQUITY ONE, INC.                                       1556 SOLFISBURG            AURORA        IL    60505  260607      76000.00
EQUITY ONE, INC.                                       22 JASPER LANE             BEAFORT       SC    29902  260909     132000.00
EQUITY ONE, INC.                                       1950 BLUE GILL ROAD        DANVILLE      KY    40422  260819      68000.00
EQUITY ONE, INC.                                       3103 SIERRA DRIVE          WEST COLUMBIA SC    29171  110731      56000.00
EQUITY ONE, INC.                                       3810 NORTH ZIMMER          WILLIAMSTON   MI    48895  161002     149600.00
EQUITY ONE, INC.                                       61 FOREST GLEN DRIVE       WOODBRIDGE    CT     6525  260711      62000.00
EQUITY ONE, INC.                                       PO BOX 564                 ISLE OF PALM  SC    29451  260923     415400.00
EQUITY ONE, INC.                                       1508 MARCY CIRCLE          SAVANNAH      GA    31406  110731      68000.00
EQUITY ONE, INC.                                       64-A MCGEE ROAD            SEALE         AL    36875  160729      88000.00
EQUITY ONE, INC.                                       289 SLATER ROAD            NEW BRITIAN   CT     6053  160705      80000.00
EQUITY ONE, INC.                                       RT 4 BOX 281 J             WINNSBORO     SC    29180  111105      44000.00
EQUITY ONE, INC.                                       1102 EAST 50 NORTH         HEBER CITY    UT    84032  161023     118400.28
EQUITY ONE, INC.                                       ROUTE 127 BOX 146          GEORGETOWN    ME     4548  261226      72000.00
EQUITY ONE, INC.                                       RR4 BOX 468                GEORGETOWN    DE    19947  120102      60000.00
EQUITY ONE, INC.                                       BLOCK 1807 LOT 91 JEFFERSO EGG HARBOR    NJ     8232  270115     133800.00
EQUITY ONE, INC.                                       303 BROAD STREET           HAINESPORT    NJ     8036  261227     100000.00
EQUITY ONE, INC.                                       12 POCOHANTAS ROAD         HI NELLA      NJ     8083  270106      70000.00
EQUITY ONE, INC.                                       151 40TH STREET            BRIGANTINE    NJ     8203  111230      40000.00
EQUITY ONE, INC.                                       139 PATTY BOWKER ROAD      TABERNACLE    NJ     8088  270102     158000.00
EQUITY ONE, INC.                                       16 WELDON STREET           JERSEY CITY   NJ     7306  270102      33750.00
EQUITY ONE, INC.                                       RR 165 P HARRISVILLE-RICHW MULLICA HILL  NJ     8062  270108     120000.00
EQUITY ONE, INC.                                       120 FIFIELD AVE            NORTHFIELD    NJ     8225  270123     101250.00
EQUITY ONE, INC.                                       104 KRESSON ROAD           CHERRY HILL   NJ     8034  270124      84000.00
EQUITY ONE, INC.                                       311 SWEDESBORO ROAD        HARRISON      NJ     8062  120124     148800.00
EQUITY ONE, INC.                                       9709 MONMOUTH AVE UNIT C3  MARGATE       NJ     8402  270124      45600.00
EQUITY ONE, INC.                                       2102 HIGHWAY J             RICHFIELD     WI    53076  220101     100750.00
EQUITY ONE, INC.                                       2105 BAYNARD BLVD          WILMINGTON    DE    19802  270102     159920.00
EQUITY ONE, INC.                                       462 WOODWARD AVE           NEW HAVEN     CT     6512  260909      88000.00
EQUITY ONE, INC.                                       215 BLUFF RD               GREENWOOD     SC    29646   60916      61856.00
EQUITY ONE, INC.                                       87 CLEARFIELD DR           MERIDEN       CT     6450  260621     153600.00
EQUITY ONE, INC.                                       1947 HAYNES                BIRMINGHAM    MI    48009  160911      73000.00
EQUITY ONE, INC.                                       PO BOX 498                 NAPLES        ME     4055  260806     239000.00
EQUITY ONE, INC.                                       HC 77 BOX 343              HANCOCK       ME     4640  161106      46400.00

SELLER                                                   PRIN BAL    1STDUE    PYMT    ORGLTV  OCC  PROP    RATE   PURP DOC  SRVFEE
EQUITY ONE, INC.                                           320687.65 961220    3097.93   69.25 N     55     0.10750 1   1    0.0050
EQUITY ONE, INC.                                            51746.51 961226     580.33   55.26 O      1     0.10500 1   3    0.0050
EQUITY ONE, INC.                                           115684.92 970103    1017.13   69.88 O      1     0.09990 2   1    0.0050
EQUITY ONE, INC.                                            92567.62 970102     779.64   80.00 O      4     0.09490 1   1    0.0050
EQUITY ONE, INC.                                           134548.25 970103    1085.27   50.94 O      1     0.08990 1   1    0.0050
EQUITY ONE, INC.                                           119649.73 970105     944.04   68.77 O      1     0.08750 1   1    0.0050
EQUITY ONE, INC.                                            69897.67 970111     656.22   79.10 O      1     0.09500 2   1    0.0050
EQUITY ONE, INC.                                            86392.51 970106     823.58   65.57 N      4     0.10990 2   3    0.0050
EQUITY ONE, INC.                                            99708.11 970116     786.70   78.74 O      1     0.08750 2   1    0.0050
EQUITY ONE, INC.                                           103267.20 970116     908.29   75.00 O      5     0.10000 2   1    0.0050
EQUITY ONE, INC.                                           109765.39 970116     985.71   66.67 O      1     0.10250 2   3    0.0050
EQUITY ONE, INC.                                            34587.01 970113     397.59   62.50 N     51     0.10990 2   3    0.0050
EQUITY ONE, INC.                                            80722.47 970113     644.47   75.00 N      1     0.08875 1   1    0.0050
EQUITY ONE, INC.                                           154650.66 970116    1359.09   78.94 N      1     0.09990 1   1    0.0050
EQUITY ONE, INC.                                            88777.63 970123     748.36   71.20 O      1     0.09500 2   1    0.0050
EQUITY ONE, INC.                                           209423.95 970123    1827.40   70.00 O      1     0.09900 2   3    0.0050
EQUITY ONE, INC.                                           106089.42 970123     837.05   80.00 O      1     0.08750 2   1    0.0050
EQUITY ONE, INC.                                            86845.54 970120     723.95   74.58 O      1     0.09250 1   1    0.0050
EQUITY ONE, INC.                                           113201.56 970102     914.05   79.44 O      6     0.09000 1   1    0.0050
EQUITY ONE, INC.                                            77783.33 961215     627.04   72.90 O      1     0.08990 2   1    0.0050
EQUITY ONE, INC.                                            67663.75 961226     687.62   80.00 O      1     0.08750 2   1    0.0050
EQUITY ONE, INC.                                            56136.26 970118     514.54   75.00 O      1     0.10500 2   3    0.0050
EQUITY ONE, INC.                                            38404.34 961222     419.78   68.75 O     52     0.12500 1   1    0.0050
EQUITY ONE, INC.                                           129597.73 970105    1297.71   65.00 N     53     0.11250 2   1    0.0050
EQUITY ONE, INC.                                            76313.60 970105     699.77   71.50 O      1     0.10500 1   1    0.0050
EQUITY ONE, INC.                                           187283.72 970104    1511.34   78.99 O      1     0.08990 2   3    0.0050
EQUITY ONE, INC.                                            83766.64 970104     675.28   80.00 O      1     0.08990 2   1    0.0050
EQUITY ONE, INC.                                            58675.09 970111     559.62   47.58 O      1     0.09750 2   1    0.0050
EQUITY ONE, INC.                                            79741.45 970112     783.51   53.33 N     64     0.10990 2   1    0.0050
EQUITY ONE, INC.                                            94084.34 970127     793.09   79.93 O      5     0.09500 1   1    0.0050
EQUITY ONE, INC.                                           107585.81 970120    1057.74   60.00 N     64     0.10990 2   1    0.0050
EQUITY ONE, INC.                                           119720.81 970123     944.04   75.00 O      1     0.08750 2   1    0.0050
EQUITY ONE, INC.                                           115611.80 960608     932.52   72.50 O      1     0.08990 2   1    0.0050
EQUITY ONE, INC.                                            52760.69 960826     543.33   80.00 O      1     0.08990 2   1    0.0050
EQUITY ONE, INC.                                            36617.45 961020     344.88   78.72 O      1     0.09500 2   1    0.0050
EQUITY ONE, INC.                                            64485.53 961110     674.34   88.54 O      1     0.09250 2   1    0.0050
EQUITY ONE, INC.                                            44049.47 961024     387.56   88.40 O      1     0.09990 2   1    0.0050
EQUITY ONE, INC.                                            33820.38 960728     365.48   34.65 O      1     0.09500 2   1    0.0050
EQUITY ONE, INC.                                            48926.35 961024     506.83   37.59 O      1     0.08990 2   1    0.0050
EQUITY ONE, INC.                                            75567.32 961023     597.89   75.25 O      1     0.08750 2   1    0.0050
EQUITY ONE, INC.                                           106777.45 961130     861.78   78.25 O      1     0.08990 1   1    0.0050
EQUITY ONE, INC.                                            76596.46 961122     826.30   19.02 O      1     0.09750 2   3    0.0050
EQUITY ONE, INC.                                            75431.65 960707     610.97   80.00 O      1     0.08990 2   1    0.0050
EQUITY ONE, INC.                                           131137.51 961009    1061.14   80.00 O      1     0.08990 1   1    0.0050
EQUITY ONE, INC.                                            67471.52 960919     622.02   85.00 O      1     0.10500 2   1    0.0050
EQUITY ONE, INC.                                            54372.47 960831     576.35   76.71 O      1     0.09250 2   1    0.0050
EQUITY ONE, INC.                                           147944.13 961102    1321.53   80.00 O      1     0.08750 2   1    0.0050
EQUITY ONE, INC.                                            61722.43 960811     532.67   68.89 N      5     0.09750 2   1    0.0050
EQUITY ONE, INC.                                           413499.74 961023    3568.93   67.00 O      1     0.09750 2   3    0.0050
EQUITY ONE, INC.                                            66225.29 960831     689.66   80.00 O      1     0.08990 2   1    0.0050
EQUITY ONE, INC.                                            86434.62 960829     777.66   80.00 O      1     0.08750 1   1    0.0050
EQUITY ONE, INC.                                            78683.69 960805     694.25   65.04 O      1     0.08500 2   1    0.0050
EQUITY ONE, INC.                                            43244.98 961205     458.84   59.46 O      1     0.09500 2   1    0.0050
EQUITY ONE, INC.                                           117282.23 961123    1046.31   80.00 O      1     0.08750 2   1    0.0050
EQUITY ONE, INC.                                            71832.50 970126     566.42   80.00 O      1     0.08750 2   1    0.0050
EQUITY ONE, INC.                                            59212.86 970202     617.52   80.00 O      1     0.09250 2   1    0.0050
EQUITY ONE, INC.                                           132022.74 970215    1149.55   70.42 O      1     0.09750 2   3    0.0050
EQUITY ONE, INC.                                            99800.92 970127     840.85   67.34 O      1     0.09500 1   1    0.0050
EQUITY ONE, INC.                                            69873.31 970206     613.78   80.46 O      1     0.09990 2   1    0.0050
EQUITY ONE, INC.                                            39152.20 970130     417.45   72.73 O      4     0.09490 1   1    0.0050
EQUITY ONE, INC.                                           156934.96 970202    1445.29   65.29 O      1     0.10500 2   3    0.0050
EQUITY ONE, INC.                                            33708.56 970203     340.68   37.50 O     51     0.11750 1   3    0.0050
EQUITY ONE, INC.                                           119744.07 970208    1075.32   69.57 O      1     0.10250 2   3    0.0050
EQUITY ONE, INC.                                            99885.06 970223     813.95   75.00 O      1     0.08990 2   1    0.0050
EQUITY ONE, INC.                                            83804.56 970224     660.83   80.00 O      1     0.08750 2   1    0.0050
EQUITY ONE, INC.                                           147173.60 970224    1487.18   80.00 O      1     0.08750 2   1    0.0050
EQUITY ONE, INC.                                            45454.72 970224     425.67   69.09 N      4     0.10750 1   3    0.0050
EQUITY ONE, INC.                                           100410.22 970201     969.30   65.00 N     64     0.10750 2   1    0.0050
EQUITY ONE, INC.                                           159662.44 970202    1462.85   78.01 O      1     0.10500 1   1    0.0050
EQUITY ONE, INC.                                            87575.32 961009     692.29   80.00 O      1     0.08750 2   1    0.0050
EQUITY ONE, INC.                                            59115.24 961016     775.22   50.29 O      1     0.08750 2   1    0.0050
EQUITY ONE, INC.                                           151339.52 960721    1153.94   80.00 O      1     0.08250 2   1    0.0050
EQUITY ONE, INC.                                            71803.08 961011     645.11   60.83 O      1     0.08750 2   1    0.0050
EQUITY ONE, INC.                                           238086.60 960906    1880.21   77.10 O      1     0.08750 2   1    0.0050
EQUITY ONE, INC.                                            46004.71 961206     410.04   80.00 O      1     0.08750 2   1    0.0050

SELLER                                                 LOAN#   B1LAST          B1FIRST     B1MID   B2LAST        B2FIRST     B2MID
EQUITY ONE, INC.                                       81045   GATCOMB         DEWEY       W       GATCOMB       MARSHA      J
EQUITY ONE, INC.                                       81046   KELLEHER        SUSANNAH    HAWKES
EQUITY ONE, INC.                                       81048   WILSON          JAMES       R       WILSON        SANDRA      D
EQUITY ONE, INC.                                       81050   CHISHOLM        ANGELA      R
EQUITY ONE, INC.                                       81051   PEAKE           ELAINE      H       PEAKE         GREGORY
EQUITY ONE, INC.                                       81052   BROCK           BRIAN       K
EQUITY ONE, INC.                                       81053   BELCHER         JAMES       W       BELCHER       MARGARET    E
EQUITY ONE, INC.                                       81059   PICKETT         BURLE       D
EQUITY ONE, INC.                                       81060   ALLEN           STEPHEN             ALLEN         DEBRA
EQUITY ONE, INC.                                       81064   BRANCH          BONNIE
EQUITY ONE, INC.                                       81071   BARBATO         CHARLES     A
EQUITY ONE, INC.                                       81074   FARRAR          STUART              FARRAR        JACQUELIN
EQUITY ONE, INC.                                       81075   APOSHIAN        DAVID
EQUITY ONE, INC.                                       81079   SALAHUDDIN      AHMED
EQUITY ONE, INC.                                       81082   BECK            RICHARD             BECK          MATTIE
EQUITY ONE, INC.                                       81083   PECK            MARTIN      P
EQUITY ONE, INC.                                       81084   SPELLINGS       TROY        L       SPELLINGS     ALECIA
EQUITY ONE, INC.                                       81085   MCCLEARY        JAMES               MCCLEARY      BARBARA
EQUITY ONE, INC.                                       81087   HARTKEMEYER     WILLIAM     E       HARTKEMEYER   DARLENE
EQUITY ONE, INC.                                       81088   WILLIAMS        UNA
EQUITY ONE, INC.                                       81099   PASTURSEI       WILLIAM     D
EQUITY ONE, INC.                                       81147   WILLIAMS        ROBERT      M       WILLIAMS      JUDITH      J
EQUITY ONE, INC.                                       81154   CATALDO         LUCINDA     M
EQUITY ONE, INC.                                       81157   MROZINSKI       STEVEN      J       MROZINSKI     YVONNE
EQUITY ONE, INC.                                       81159   RATCLIFFE       JOHN        L       RATCLIFFE     BARBARA     A
EQUITY ONE, INC.                                       81160   ROLLINS         RONNIE      W       ROLLINS       TINA
EQUITY ONE, INC.                                       81162   WALSH           THOMAS      G       WALSH         CAROL
EQUITY ONE, INC.                                       81206   HUTCHINS        CHRIS               HUTCHINS      JULIE
EQUITY ONE, INC.                                       81207   ROLAND          DARRELL     E
EQUITY ONE, INC.                                       81208   NEGRON          KAREN       M       NEGRON        RAFAEL      E
EQUITY ONE, INC.                                       81221   WEBB            GEORGE              WEBB          VERNELL
EQUITY ONE, INC.                                       81224   HARTLEY         THOMAS      E       HARTLEY       VIRGINIA
EQUITY ONE, INC.                                       81226   CABRERA         MINERVA             CABRERA       LUIS        A
EQUITY ONE, INC.                                       81230   PILONE          BRENDA
EQUITY ONE, INC.                                       81231   HICKMAN         JASON               HICKMAN       DOROTHY
EQUITY ONE, INC.                                       81253   FRICKER         KAREN       L
EQUITY ONE, INC.                                       81257   SALTZMAN        WILLIAM
EQUITY ONE, INC.                                       81265   WEST            DOUG        A       DONNON        GLORIA      O
EQUITY ONE, INC.                                       81304   CACCAMO         BARBARA     J
EQUITY ONE, INC.                                       81305   CARELTON        KATHY       L
EQUITY ONE, INC.                                       81314   VILLARI         PAUL                VILLARI       HELEN
EQUITY ONE, INC.                                       81315   CLANCY          ROBERT              CLANCY        CATHERINE
EQUITY ONE, INC.                                       81319   TSEYTIN         LAZAR               TSEYTIN       MICHAEL
EQUITY ONE, INC.                                       81336   FLY             STANLEY     M       FLY           EVE         S
EQUITY ONE, INC.                                       81376   RIDGE           MICHAEL             RIDGE         KATHLEEN
EQUITY ONE, INC.                                       81412   CONROY          SUSAN       A
EQUITY ONE, INC.                                       81414   DOCCHIO         VICTOR              DOCCHIO       PAUL
EQUITY ONE, INC.                                       81421   POND            JIMMY               POND          JOANNE
EQUITY ONE, INC.                                       81422   TUCKER          GERTRUDE
EQUITY ONE, INC.                                       81438   BERKOWITZ       STEVEN              BERKOWITZ     HELEN
EQUITY ONE, INC.                                       81439   STILLE          DENNIS      H       STILLE        MONICA      D
EQUITY ONE, INC.                                       81471   WILLIAMS        PATRICIA
EQUITY ONE, INC.                                       81488   BARING          JOSEPH      B       BARING        CARRIE      M
EQUITY ONE, INC.                                       81505   JONES           LORRAINE
EQUITY ONE, INC.                                       81535   MAJORS          KEVIN       R       MAJORS        SUE         ANN
EQUITY ONE, INC.                                       81537   FRANKS          MARILYN     EVON
EQUITY ONE, INC.                                       81548   MEER            THOMAS              MEER          KAREN
EQUITY ONE, INC.                                       81567   DABROWSKI       STANISLAW           DABROWSKI     BARBARA
EQUITY ONE, INC.                                       81576   OSWALD          MARK        M       OSWALD        ERICA       L
EQUITY ONE, INC.                                       81591   LOCKE           EDWARD      C
EQUITY ONE, INC.                                       81601   CHAPMAN         CURTIS              CHAPMAN       BARBARA
EQUITY ONE, INC.                                       81609   BADA            JOHN                BADA          GAIL        E
EQUITY ONE, INC.                                       81622   FARDONE         MARYANNE
EQUITY ONE, INC.                                       81633   MILLER          RICHARD     A
EQUITY ONE, INC.                                       81640   LEO             JOSEPH      D       LEO           MYRA        A
EQUITY ONE, INC.                                       81646   SOTTILE         MICHAEL     W
EQUITY ONE, INC.                                       81679   QUINONES        RUTILIO             QUINONES      ANTOINETTE
EQUITY ONE, INC.                                       81690   MANCUSO         CARMINE
EQUITY ONE, INC.                                       81691   CORREA          CAROL
EQUITY ONE, INC.                                       81693   ARBELO          HECTOR              ARBELO        ROSE
EQUITY ONE, INC.                                       81697   FIRPO           KENNETH     M       MARTINEZ      MARTHA      J
EQUITY ONE, INC.                                       81702   SHARP           JOSEPH
EQUITY ONE, INC.                                       81719   PEREZ           AGAPITO             PEREZ         ELBA
EQUITY ONE, INC.                                       81737   CAMMARANO       RICHARD     J
EQUITY ONE, INC.                                       81744   FRANKE          DANIELLE    R

SELLER                                                 PROPERTY ADDRESS           CITY          STATE  ZIP   MATURE    LOANAMT
EQUITY ONE, INC.                                       HC 77 BOX 343              HANCOCK       ME     4640  261106      66750.00
EQUITY ONE, INC.                                       28 BOW STREET              BEVERLY       MA     1915  160909     114800.00
EQUITY ONE, INC.                                       150 WOODWINDS TRAIL        UNION         SC    29379  110628      41600.00
EQUITY ONE, INC.                                       RT 1 BOX 1154              GREAT FALLS   SC    29055  261001      40400.00
EQUITY ONE, INC.                                       346 BLUE RIDGE RD          UNION         SC    29379  110805      50400.00
EQUITY ONE, INC.                                       317 N BOYCE STREET         UNION         SC    29379  110910      33575.00
EQUITY ONE, INC.                                       216 RIVER FOREST DRIVE     INMAN         SC    29349  261028      75225.00
EQUITY ONE, INC.                                       4316 100 STREET            URBANDALE     IA    50322  261106      88000.00
EQUITY ONE, INC.                                       319 ALLENDALE LANE         SEVIERVILLE   TN    37876  161016      92421.26
EQUITY ONE, INC.                                       4641 N KENNETH             CHICAGO       IL    60630  260715     111000.00
EQUITY ONE, INC.                                       4 MILFORD STREET           BOSTON        MA     2110  220113     315000.00
EQUITY ONE, INC.                                       RFD 3 BOX 761B             BANGOR        ME     4401  161201      53600.00
EQUITY ONE, INC.                                       149 NORFOLK STREET         CAMBRIDGE     MA     2139  261126     127000.00
EQUITY ONE, INC.                                       122 THAYER AVE             ATLANTA       GA    30315  261029      48800.00
EQUITY ONE, INC.                                       15108 COUNTY ROAD 91       ELBERTA       AL    36530  111127      54394.00
EQUITY ONE, INC.                                       48230 GYDE ROAD            CANTON        MI    48187  161120      66000.00
EQUITY ONE, INC.                                       1404 CRESTVIEW CIRCLE      LENIOR CITY   TN    37772  160702     100000.00
EQUITY ONE, INC.                                       323 RICHMOND AVE           KNOXVILLE     TN    37921  111211      55600.00
EQUITY ONE, INC.                                       905 ROWLEY STREET          WALKER        IA    52352  261120      96800.00
EQUITY ONE, INC.                                       PO BOX 27135               WEST HAVEN    CT     6516  110716      80800.00
EQUITY ONE, INC.                                       207 E JUSTIS STREET        WILMINGTON    DE    19804  270113      88000.00
EQUITY ONE, INC.                                       4310 CASLTEWOOD PARKWAY    COLUMBUS      GA    31907  170121     102400.00
EQUITY ONE, INC.                                       684-686 MAIN STREET        BROCKTON      MA     2401  220120      56000.00
EQUITY ONE, INC.                                       18706 OHARA ROAD           HEMLOCK       MI    48626  161021      74400.00
EQUITY ONE, INC.                                       3839 GLEN ELLEN DRIVE      DES MOINES    IA    50317  261120      76950.00
EQUITY ONE, INC.                                       143 SHORT STREET           UNION         SC    29379  160514      58400.00
EQUITY ONE, INC.                                       235 MOONSHADOW COURT       ROSWELL       GA    30075  111203      70000.00
EQUITY ONE, INC.                                       10017 SMOKEY ROW ROAD      STRAWBERRY    TN    37871  261202      63000.00
EQUITY ONE, INC.                                       319 SMALLWOOD DRIVE        CHAPIN        SC    29036  170201     130900.00
EQUITY ONE, INC.                                       55 MATTHIES STREET         BEVERLY       MA     1915  261206     140000.00
EQUITY ONE, INC.                                       9 FAIRVIEW DRIVE           VOORHEES      NJ     8047  170128      80000.00
EQUITY ONE, INC.                                       230 S GREEN STREET         TUCKERTON     NJ     8087  270203      84000.00
EQUITY ONE, INC.                                       3223 WEST MCLEAN AVE       CHICAGO       IL    60647  270203      79500.00
EQUITY ONE, INC.                                       1025 TRISTRAM CIRCLE       MANTUA        NJ     8051  270201      52000.00
EQUITY ONE, INC.                                       23 GENEVA AVE              DEL HAVEN     NJ     8251  270201      62000.00
EQUITY ONE, INC.                                       3607 BIRCH CIRCLE          WILMINGTON    DE    19808  270202      47250.00
EQUITY ONE, INC.                                       19 MYRTLE PLACE            LAKEWOOD      NJ     8701  270207     120000.00
EQUITY ONE, INC.                                       3851 BOARDWALK             ATLANTIC CITY NJ     8401  270203      53700.00
EQUITY ONE, INC.                                       48 AVERY LYNN COURT        FRANKLINVILLE NJ     8322  270207     140000.00
EQUITY ONE, INC.                                       43 BRIDGEWATER DRIVE       MARLTON       NJ     8053  270212      46900.00
EQUITY ONE, INC.                                       221 LILAC LANE             CINNAMINSON   NJ     8077  270218     116000.00
EQUITY ONE, INC.                                       95 LEHIGH AVE              AVENEL        NJ     7001  270213     100000.00
EQUITY ONE, INC.                                       27 PARKVIEW PLACE          FAIR LAWN     NJ     7410  120212     128000.00
EQUITY ONE, INC.                                       3808 WESLEY AVE 1ST        OCEAN CITY    NJ     8226  270215     364000.00
EQUITY ONE, INC.                                       18 GEORGETOWN COURT        LINWOOD       NJ     8221  170226     192000.00
EQUITY ONE, INC.                                       7 BROOK STREET             LISBON        ME     4250  261001      52500.00
EQUITY ONE, INC.                                       100 WINTHROP STREET        NEW BRITAIN   CT    60521  110430      80500.00
EQUITY ONE, INC.                                       134 JOHNNY SMITH LANE      CLINTON       TN    37716  160802      79200.00
EQUITY ONE, INC.                                       RT 2 BOX 194               ROUND O       SC    29474  120106      96000.00
EQUITY ONE, INC.                                       655 MASSAPOAG AVE          SHARON        MA     2067  170203     180750.00
EQUITY ONE, INC.                                       3814 YOUNG AVE             RADCLIFFE     IA    50230  270201      42800.00
EQUITY ONE, INC.                                       335 GIBSON RD              LEXINGTON     SC    29072  120205      56000.00
EQUITY ONE, INC.                                       3033 W EGGERT PLACE        MILWAUKEE     WI    53209  120207      36800.00
EQUITY ONE, INC.                                       455 ROBINSON DRIVE         WILMINGTON    DE    19801  270210      50000.00
EQUITY ONE, INC.                                       205 S STORY STREET         BOONE         IA    50036  270205      65200.00
EQUITY ONE, INC.                                       2564 PEYTON WOODS TRAIL    ALTANTA       GA    30311  120211      70000.00
EQUITY ONE, INC.                                       506 S SILVER LAKE STREET   OCONOMOWOL    WI    53066  270214     142400.00
EQUITY ONE, INC.                                       1596 PARTRIDGE AVE         TOMS RIVER    NJ     8753  120205      68400.00
EQUITY ONE, INC.                                       357 57TH COURT             W DESMOINES   IA    50266  270217     116000.00
EQUITY ONE, INC.                                       145 COMMERCIAL STREET #6   BRAINTREE     MA     2184  170214      35200.00
EQUITY ONE, INC.                                       149 SLATE DRIVE            TRUSSVILLE    AL    35173  120224      52000.00
EQUITY ONE, INC.                                       15 WILBURT STREET          PEMBERTON     NJ     8068  120219     100000.00
EQUITY ONE, INC.                                       1 DOGWOOD DRIVE            BURLINGTON    NJ     8016  270228     187500.00
EQUITY ONE, INC.                                       12 HINGSTON AVE            EGG HARBOR    NJ     8234  270306      50000.00
EQUITY ONE, INC.                                       1512 BINDER LANE           WILMINGTON    DE    19805  270321      74400.00
EQUITY ONE, INC.                                       3 COLUMBUS DRIVE           PITTSGROVE    NJ     8344  270314     120000.00
EQUITY ONE, INC.                                       610 SUNSET ROAD            BURLINGTON    NJ     8016  270228     140800.00
EQUITY ONE, INC.                                       387 KING FISHER ROAD       TUCKERTON     NJ     8087  270304     104000.00
EQUITY ONE, INC.                                       5027 TREMONT AVE           EGG HARBOR    NJ     8234  270310      70000.00
EQUITY ONE, INC.                                       49 MERCER STREET           METUCHEN      NJ     8840  120310      77000.00
EQUITY ONE, INC.                                       31 WEST AVE                OLD BRIDGE    NJ     8857  270307     104000.00
EQUITY ONE, INC.                                       851 RADIO ROAD             LITTLE EGG HARNJ     8087  270310      51600.00
EQUITY ONE, INC.                                       4049 MOSS MILL ROAD        HAMMONTON     NJ     8037  270324      48500.00
EQUITY ONE, INC.                                       402 SCOTT AVE              N CAPE MAY    NJ     8204  270224      52500.00
EQUITY ONE, INC.                                       1000 COMMONWEALTH BLVD     TOMS RIVER    NJ     8757  270227     100500.00

SELLER                                                   PRIN BAL    1STDUE    PYMT    ORGLTV  OCC  PROP    RATE   PURP DOC  SRVFEE
EQUITY ONE, INC.                                            66332.11 961206     585.77   75.00 N      1     0.10000 2   1    0.0050
EQUITY ONE, INC.                                           113505.77 961009    1014.49   80.00 O      1     0.08750 2   1    0.0050
EQUITY ONE, INC.                                            40534.06 960728     434.40   80.00 O      1     0.09500 2   1    0.0050
EQUITY ONE, INC.                                            40288.03 961101     324.78   73.45 O      1     0.08990 2   1    0.0050
EQUITY ONE, INC.                                            49282.22 960905     503.72   76.95 O      1     0.08750 2   1    0.0050
EQUITY ONE, INC.                                            32802.18 961010     350.60   71.44 O      1     0.09500 2   1    0.0050
EQUITY ONE, INC.                                            75018.48 961128     674.09   85.00 O      1     0.10250 2   1    0.0050
EQUITY ONE, INC.                                            87628.67 961206     707.43   78.57 O      1     0.08990 1   1    0.0050
EQUITY ONE, INC.                                            91313.14 961116     816.73   63.74 O      1     0.08750 2   1    0.0050
EQUITY ONE, INC.                                           110252.96 960815     913.17   77.62 O      5     0.09250 2   1    0.0050
EQUITY ONE, INC.                                           314153.86 970213    3030.59   59.43 N     64     0.10750 2   1    0.0050
EQUITY ONE, INC.                                            53021.42 970101     516.89   80.00 O      1     0.09990 2   1    0.0050
EQUITY ONE, INC.                                           125848.62 961226    1185.52   60.48 O      1     0.10750 2   3    0.0050
EQUITY ONE, INC.                                            48690.14 961129     427.99   80.00 O      1     0.09990 2   1    0.0050
EQUITY ONE, INC.                                            53382.44 961227     551.37   71.57 O      1     0.08990 2   1    0.0050
EQUITY ONE, INC.                                            65430.16 961220     626.02   75.00 O      1     0.09750 2   1    0.0050
EQUITY ONE, INC.                                            98260.61 960802     883.71   80.00 O      1     0.08750 2   1    0.0050
EQUITY ONE, INC.                                            54902.55 970111     597.14   82.99 O      1     0.09990 2   1    0.0050
EQUITY ONE, INC.                                            96441.07 961220     778.17   77.44 O      1     0.08990 2   1    0.0050
EQUITY ONE, INC.                                            78525.09 960816     819.04   62.15 O      1     0.08990 2   1    0.0050
EQUITY ONE, INC.                                            87795.25 970213     692.30   80.00 O      1     0.08750 2   1    0.0050
EQUITY ONE, INC.                                           101853.14 970221     987.50   80.00 O      1     0.09990 2   1    0.0050
EQUITY ONE, INC.                                            55849.58 970220     538.77   70.00 N     64     0.10750 1   1    0.0050
EQUITY ONE, INC.                                            73708.02 961121     693.51   78.32 O      1     0.09500 2   1    0.0050
EQUITY ONE, INC.                                            76807.18 961220     732.23   90.00 O      1     0.10990 2   1    0.0050
EQUITY ONE, INC.                                            56998.45 960614     525.44   80.00 O      1     0.08990 2   1    0.0050
EQUITY ONE, INC.                                            68396.86 970103     751.80   58.33 O      1     0.09990 2   1    0.0050
EQUITY ONE, INC.                                            62886.90 970102     552.40   82.89 O      1     0.09990 2   1    0.0050
EQUITY ONE, INC.                                           130198.78 970301    1328.93   85.00 O      1     0.10750 2   1    0.0050
EQUITY ONE, INC.                                           139369.17 970106    1202.81   74.67 O      1     0.09750 1   1    0.0050
EQUITY ONE, INC.                                            79808.12 970228     812.18   66.95 N      1     0.10750 2   3    0.0050
EQUITY ONE, INC.                                            83812.04 970303     736.54   69.14 O      1     0.09990 2   1    0.0050
EQUITY ONE, INC.                                            79315.00 970303     625.43   75.00 O      1     0.08750 2   1    0.0050
EQUITY ONE, INC.                                            51906.64 970301     455.95   72.32 O      4     0.09990 1   1    0.0050
EQUITY ONE, INC.                                            61785.19 970301     589.97   78.48 N      1     0.10990 1   1    0.0050
EQUITY ONE, INC.                                            47193.19 970302     432.21   73.83 O      4     0.10500 1   3    0.0050
EQUITY ONE, INC.                                           119791.37 970307     944.04   80.00 O      1     0.08750 2   1    0.0050
EQUITY ONE, INC.                                            53635.29 970303     490.81   65.09 O      4     0.10490 2   3    0.0050
EQUITY ONE, INC.                                           139756.59 970307    1101.38   80.00 O      1     0.08750 1   1    0.0050
EQUITY ONE, INC.                                            46830.09 970312     394.02   60.91 O      4     0.09490 1   1    0.0050
EQUITY ONE, INC.                                           115844.42 970318    1017.13   80.00 N      1     0.09990 2   3    0.0050
EQUITY ONE, INC.                                            99886.05 970313     933.48   74.07 O      1     0.10750 1   1    0.0050
EQUITY ONE, INC.                                           127044.33 970312    1355.98   69.95 O      4     0.09750 1   3    0.0050
EQUITY ONE, INC.                                           363194.03 970315    2926.21   77.45 N      4     0.08990 1   1    0.0050
EQUITY ONE, INC.                                           191160.18 970326    1758.46   62.95 O      1     0.09250 2   1    0.0050
EQUITY ONE, INC.                                            52375.08 961101     499.96   75.00 O      1     0.10990 1   3    0.0050
EQUITY ONE, INC.                                            77837.95 960530     902.36   70.00 O      5     0.10750 2   3    0.0050
EQUITY ONE, INC.                                            77973.36 960902     699.90   80.00 O      1     0.08750 2   1    0.0050
EQUITY ONE, INC.                                            95041.43 970206    1016.99   64.78 O      1     0.09750 2   3    0.0050
EQUITY ONE, INC.                                           179721.63 970303    1684.82   64.32 O      1     0.09500 1   3    0.0050
EQUITY ONE, INC.                                            42723.16 970301     375.28   80.00 O      1     0.09990 2   1    0.0050
EQUITY ONE, INC.                                            55600.50 970305     610.37   80.00 O      1     0.10250 1   1    0.0050
EQUITY ONE, INC.                                            36448.45 970307     401.10   80.00 O      1     0.10250 2   1    0.0050
EQUITY ONE, INC.                                            49912.49 970310     393.35   69.44 O      1     0.08750 2   1    0.0050
EQUITY ONE, INC.                                            65002.25 970305     524.14   80.00 O      1     0.08990 2   1    0.0050
EQUITY ONE, INC.                                            69428.28 970311     699.61   76.09 O      1     0.08750 2   1    0.0050
EQUITY ONE, INC.                                           142148.56 970314    1144.76   80.00 O      1     0.08990 2   1    0.0050
EQUITY ONE, INC.                                            67635.68 970305     673.56   77.73 O      1     0.08500 1   1    0.0050
EQUITY ONE, INC.                                           115860.49 970317    1061.10   80.00 O      1     0.10500 1   1    0.0050
EQUITY ONE, INC.                                            34757.25 970314     339.69   70.40 O      4     0.10000 1   1    0.0050
EQUITY ONE, INC.                                            51611.76 970324     550.87   80.00 O      1     0.09750 2   1    0.0050
EQUITY ONE, INC.                                            98950.94 970319    1059.36   78.13 O      1     0.09750 2   1    0.0050
EQUITY ONE, INC.                                           187235.45 970328    1610.91   75.00 O      1     0.09750 1   3    0.0050
EQUITY ONE, INC.                                            49967.88 970406     495.15   80.00 N      4     0.11500 1   1    0.0050
EQUITY ONE, INC.                                            74326.51 970421     625.60   80.00 O      1     0.09500 2   1    0.0050
EQUITY ONE, INC.                                           119839.07 970414    1052.20   75.00 N      1     0.09990 1   1    0.0050
EQUITY ONE, INC.                                           140558.18 970328    1183.92   79.10 O      1     0.09500 1   1    0.0050
EQUITY ONE, INC.                                           103916.98 970404     951.33   71.72 O      1     0.10500 1   3    0.0050
EQUITY ONE, INC.                                            69884.20 970410     562.73   79.55 O      1     0.08990 2   1    0.0050
EQUITY ONE, INC.                                            76378.98 970410     780.53   54.61 O      1     0.08990 2   1    0.0050
EQUITY ONE, INC.                                           103860.52 970407     911.91   84.93 O      1     0.09990 1   1    0.0050
EQUITY ONE, INC.                                            51537.93 970410     472.01   80.00 O      1     0.10500 1   3    0.0050
EQUITY ONE, INC.                                            48449.51 970424     399.00   69.29 O      1     0.09250 2   1    0.0050
EQUITY ONE, INC.                                            52450.80 970324     451.06   70.00 N      1     0.09750 2   1    0.0050
EQUITY ONE, INC.                                           100379.10 970327     919.31   89.73 O      1     0.10500 1   1    0.0050

SELLER                                                 LOAN#   B1LAST          B1FIRST     B1MID   B2LAST        B2FIRST     B2MID
EQUITY ONE, INC.                                       81751   WEBB            GEORGE              WEBB          VERNELL
EQUITY ONE, INC.                                       81755   PETLEV          RONALD      R       PETLEV        NATALIE     B
EQUITY ONE, INC.                                       81758   GUSTAFSON       BERTIL      I       GUSTAFSON     MAJVOR      M
EQUITY ONE, INC.                                       81759   JAGIELSKI       JERZEY              JAGIELSKI     ALICJA
EQUITY ONE, INC.                                       81763   THOMPSON        BRUCE       R       THOMPSON      LINDA       W
EQUITY ONE, INC.                                       81764   VOLZ            STEVE               VOLZ          ROSE
EQUITY ONE, INC.                                       81774   MERRIWEATHER    LAWRENCE
EQUITY ONE, INC.                                       81783   MARSHALL        KENNETH     C       MARSHALL      PATRICIA
EQUITY ONE, INC.                                       81785   PENDON          ARLENE      C       PENDON        ABRAHAM     T
EQUITY ONE, INC.                                       81786   WEAVER          HALL        F
EQUITY ONE, INC.                                       81788   WILLIAMS        LOIS        C
EQUITY ONE, INC.                                       81798   HUGHES          CHARLES     R       HUGHES        VIRGINIA    L
EQUITY ONE, INC.                                       81799   PICKLESIMER     ERIC                PICKLESIMER   CORA
EQUITY ONE, INC.                                       81803   SMITH           GREGORY     L
EQUITY ONE, INC.                                       81816   YOUNG           ARLO                YOUNG         JANICE
EQUITY ONE, INC.                                       81817   LINN            JEFFREY     L       LINN          PAMELA      K
EQUITY ONE, INC.                                       81862   PRIOLEAU        PETER               PRIOLEAU      ROZETTA
EQUITY ONE, INC.                                       81886   FEATHERSTONE    JOHN        D       FEATHERSTONE  GEORGANNE
EQUITY ONE, INC.                                       81895   BEAL            WILLIAM     E       BEAL          LINDA
EQUITY ONE, INC.                                       81901   DUFOUR          DONALD      P       DUFOUR        MICHELLE    A
EQUITY ONE, INC.                                       81905   BALLARD         JAMES       E
EQUITY ONE, INC.                                       81906   BALLARD         JAMES       E
EQUITY ONE, INC.                                       81907   CALHOUN         JAMES       W       CALHOUN       ROSIA
EQUITY ONE, INC.                                       81908   CASTILLO        ANTONIA             CASTILLO      JESUS
EQUITY ONE, INC.                                       81909   CLARK           DIANE
EQUITY ONE, INC.                                       81910   COLEMAN         RICHARD     L       COLEMAN       SHERRY
EQUITY ONE, INC.                                       81911   COLLINS         ESDELOR
EQUITY ONE, INC.                                       81912   COURTWRIGHT     JAMES       D       COURTWRIGHT   CONNIE
EQUITY ONE, INC.                                       81913   DUHADWAY        ROBERT              DUHADWAY      JILLIAN
EQUITY ONE, INC.                                       81914   FULLER          JACK        M
EQUITY ONE, INC.                                       81915   GREWAL          BALJINDER   S       GREWAL        MOHINDER    K
EQUITY ONE, INC.                                       81917   JOHNSON         JAMES       P
EQUITY ONE, INC.                                       81918   LAUNER          COURTNEY    D
EQUITY ONE, INC.                                       81919   LAUNER          COURTNEY    D       LAUNER        DONNETTA
EQUITY ONE, INC.                                       81921   MARIER          LYNWOOD     J
EQUITY ONE, INC.                                       81922   MARTENS         ERIC        H       MARTENS       TRACI
EQUITY ONE, INC.                                       81923   METOYER         ARNOLD
EQUITY ONE, INC.                                       81924   MUDDY           LAURENCE    J
EQUITY ONE, INC.                                       81925   PAGE            DEON        D
EQUITY ONE, INC.                                       81927   SANDOVAL        PETER               SANDOVAL      OLIVIA
EQUITY ONE, INC.                                       81928   SANTILLI        MARGUERIT
EQUITY ONE, INC.                                       81929   SANTILLI        MARGUERIT
EQUITY ONE, INC.                                       81930   SHEPHERD        VALERIE     V
EQUITY ONE, INC.                                       81931   STELLEMA        STEPHEN     C       STELLEMA      BETH
EQUITY ONE, INC.                                       81932   TAYLOR          TYRONE              TAYLOR        ROSEANN
EQUITY ONE, INC.                                       81934   WATSON          EARL
EQUITY ONE, INC.                                       81936   LYNN            EMILY       M       LYNN          MARCUS
EQUITY ONE, INC.                                       81939   MILLER          MAVIS               TATE          DOROTHEA
EQUITY ONE, INC.                                       81947   SMITH           MARYANN     J       SMITH         GEORGE
EQUITY ONE, INC.                                       81964   CYR             DANIEL      K       CYR           IRENE       M
EQUITY ONE, INC.                                       81988   BESSLER         GREGORY     J       BESSLER       DEBORAH     S
EQUITY ONE, INC.                                       82010   KLEMP           JIM         R       KLEMP         SHIRLEY     A
EQUITY ONE, INC.                                       82014   BOYD            HAROLD
EQUITY ONE, INC.                                       82018   PACHECO         DON
EQUITY ONE, INC.                                       82019   SCHUHMAN        JON         E       SCHUHMAN      LOYCE
EQUITY ONE, INC.                                       82020   SWANKE          DAVID       C
EQUITY ONE, INC.                                       82021   MESLOH          RONALD      V       MESLOH        CRYSTAL
EQUITY ONE, INC.                                       82024   WATSON          JIMMIE      E       WATSON        IRENE
EQUITY ONE, INC.                                       82025   STACK           STEVEN      T
EQUITY ONE, INC.                                       82031   FROST           DOROTHY     J       FROST         JACK
EQUITY ONE, INC.                                       82032   THOMAS          DANIEL      P       THOMAS        KATHY
EQUITY ONE, INC.                                       82033   SPENCER         JERRY       A
EQUITY ONE, INC.                                       82036   CHASE           JONATHAN    S       CHASE         ELIZABETH   A
EQUITY ONE, INC.                                       82037   WONG            RICHARD     L       WONG          MONICA
EQUITY ONE, INC.                                       82041   YOUNG           CLARENCE            YOUNG         ETTA        T
EQUITY ONE, INC.                                       82042   BROOKS          PATRICIA
EQUITY ONE, INC.                                       82084   TEYSSIER        ROGER               TEYSSIER      BETTY
EQUITY ONE, INC.                                       82092   SOKOLOFF        ERIC        R
EQUITY ONE, INC.                                       82093   WILSON          JOSEPH      J       WILSON        KIRSTEN     C
EQUITY ONE, INC.                                       82095   DITULLIO        JOSEPH              DITULLIO      GAIL
EQUITY ONE, INC.                                       82120   WOERNER         JOHN        STEVEN  WOERNER       RENEE
EQUITY ONE, INC.                                       82133   MCDONNELL       BRUCE
EQUITY ONE, INC.                                       82171   MEOLA           PHYLLIS
EQUITY ONE, INC.                                       82193   PETERS          RICHARD             PETERS        GLADYS
EQUITY ONE, INC.                                       82229   BURDETT         RICHARD     J       BURDETT       KATHLEEN    T

SELLER                                                 PROPERTY ADDRESS           CITY            STATE  ZIP     MATURE  LOANAMT
EQUITY ONE, INC.                                       311 EVESHAM ROAD           VOORHEES        NJ       8003  270227   95000.00
EQUITY ONE, INC.                                       4711 ATLANTIC AVE          ATLANTIC CITY   NJ       8401  270311  320000.00
EQUITY ONE, INC.                                       253 LONG SWAMP ROAD        PLUMSTEAD       NJ       8533  170311  231000.00
EQUITY ONE, INC.                                       746 DUNEDIN STREET         TOMS RIVER      NJ       8753  170313   77000.00
EQUITY ONE, INC.                                       139 BUTTER ROAD            PALERMO         NJ       8230  170314  110000.00
EQUITY ONE, INC.                                       33 ESSEX AVE               ERIAL           NJ       8081  270311  103000.00
EQUITY ONE, INC.                                       47 HERITAGE LANE           FORDS           NJ       8863  270319  104000.00
EQUITY ONE, INC.                                       1327 PLEASURE AVE UNIT 2   OCEAN CITY      NJ       8226  270404   75000.00
EQUITY ONE, INC.                                       241 SCHUSSLER STREET       SOUTH AMBOY     NJ       8879  270401   70400.00
EQUITY ONE, INC.                                       3335 CENTRAL AVE           OCEAN CITY      NJ       8226  270321  190000.00
EQUITY ONE, INC.                                       221 110TH STREET           STONE HARBOR    NJ       8247  270326   98500.00
EQUITY ONE, INC.                                       108 DELAWARE AVE           HARRINGTON      DE      19952  270224   56000.00
EQUITY ONE, INC.                                       1884 KENTUCKY HIGHWAY 201  SITKA           KY      41255  270226   72863.00
EQUITY ONE, INC.                                       204 W PARK STREET          POPLAR GROVE    IL      61065  170224   84000.00
EQUITY ONE, INC.                                       434 NEWTON ROAD            MADRID          IA      50156  270219   80000.00
EQUITY ONE, INC.                                       2500 INDIANA AVE           SIOUX CITY      IA      51106  120221   51600.00
EQUITY ONE, INC.                                       2221 SANTEE RIVER ROAD     ST STEPHAN      SC      29479  120303   66375.00
EQUITY ONE, INC.                                       123 S 5TH STREET           WINTERSET       IA      50273  270228   50400.00
EQUITY ONE, INC.                                       406 LAUREL COURT           LANCASTER       SC      29700  110423   51200.00
EQUITY ONE, INC.                                       423 COLLEGE ROAD           GREENE          ME       4236  261231   81200.00
EQUITY ONE, INC.                                       2850 SHADOW WOOD DRIVE     HOLT            MI      48842  260410   41175.00
EQUITY ONE, INC.                                       2850 SHADOW WOOD DRIVE     HOLT            MI      48842  260410   44925.00
EQUITY ONE, INC.                                       3550 W CERMAK              CHICAGO         IL      60623  261025   45000.00
EQUITY ONE, INC.                                       3839 S CAMPBELL ST         CHICAGO         IL      60632  110918   41000.00
EQUITY ONE, INC.                                       921 WEST LENAWEE           LANSING         MI      48915  260607   51657.00
EQUITY ONE, INC.                                       919 NORTH OAKLAND ST       ST JOHNS        MI      48879  260909   92053.82
EQUITY ONE, INC.                                       739 VIOLET LN              MATTESON        IL      60443  260815   68625.00
EQUITY ONE, INC.                                       2137 UNION STREET SE       GRAND RAPIDS    MI      49507  260722   67500.00
EQUITY ONE, INC.                                       713 3RD AVENUE             AIMA            MI      48801  260502  101250.00
EQUITY ONE, INC.                                       1601 FREEMAN STREET        OWOSSO          MI      48908  260528   34621.93
EQUITY ONE, INC.                                       41 SURREY DRIVE            GLEN ELLYN      IL      60137  260529   85600.00
EQUITY ONE, INC.                                       1510 DEYO STREET           JACKSON         MI      49203  260530   31500.00
EQUITY ONE, INC.                                       9561 WEST BEARD RD         LAINGSBURG      MI      48848  260610   48509.60
EQUITY ONE, INC.                                       9561 WEST BEARD RD         LAINGSBURG      MI      48848  260610   32000.00
EQUITY ONE, INC.                                       3014 GREENBELT DRIVE       LANSING         MI      48911  260605   47249.65
EQUITY ONE, INC.                                       1600 LANSING STREET        ST JOHNS        MI      48879  260601   40000.00
EQUITY ONE, INC.                                       216 SOUTH BUTLER           LANSING         MI      48915  260701   33750.00
EQUITY ONE, INC.                                       2828 BEGOLE                FLINT           MI      48504  260419   30320.00
EQUITY ONE, INC.                                       6511 S CLAREMONT           CHICAGO         IL      60636  260724   40000.00
EQUITY ONE, INC.                                       8723 S BUFFALO AVE         CHICAGO         IL      60617  261025   71200.00
EQUITY ONE, INC.                                       3911 LEEWARD               HANOVER PARK    IL      60103  260628   46400.00
EQUITY ONE, INC.                                       3911 LEEWARD LN            HANOVER PARK    IL      60103  260624   50250.00
EQUITY ONE, INC.                                       1210 DRYO STREET           JACKSON         MI      49201  110601   37000.00
EQUITY ONE, INC.                                       328 GLENHAVEN NW           GRAND RAPIDS    MI      49504  260917   74789.04
EQUITY ONE, INC.                                       18209 KOSTNER              COUNTRY CLUB    IL      60478  111119   56000.00
EQUITY ONE, INC.                                       7851 S SHORE DR            CHICAGO         IL      60649  261223   49000.00
EQUITY ONE, INC.                                       4914 CANYON TRAIL          LANSING         MI      48917  270115  117607.00
EQUITY ONE, INC.                                       111 ADAM STREET            HARTFORD        CT       6112  260802   55240.00
EQUITY ONE, INC.                                       161 IRON STREET            LEDYARD         CT      63391  110918   53332.00
EQUITY ONE, INC.                                       183 WEST BATES STREET      AUBURN          ME       4210  270304   62400.00
EQUITY ONE, INC.                                       124 CEDAR AVE              MORTON          IL      61550  120310  103500.00
EQUITY ONE, INC.                                       145 BRENTWOOD DRIVE NE     CEDAR RAPID     IA      52402  120303   77000.00
EQUITY ONE, INC.                                       87 WILVANT ROAD            PROSPERITY      SC      29127  120310   32000.00
EQUITY ONE, INC.                                       6936 SO BEARGRASS RD       WEST JORDAN     UT      84084  260515   93500.00
EQUITY ONE, INC.                                       90 EAST 100 NORTH          MT PLEASANT     UT      84647  260604  109494.00
EQUITY ONE, INC.                                       747 27TH STREET NO. 1      OGDEN           UT      84403  260731   64000.00
EQUITY ONE, INC.                                       1055 24TH STREET           OGDEN           UT      84401  260614   73422.00
EQUITY ONE, INC.                                       7050 FAIRMONT DRIVE        COLUMBIA        SC      29209  120312   54000.00
EQUITY ONE, INC.                                       503 OAK AVE                AURORA          IL      60506  270308   84800.00
EQUITY ONE, INC.                                       5674 SO BULLION STREET     MURRAY          UT      84123  260501  122290.00
EQUITY ONE, INC.                                       2377 SOUTH 400 WEST        CLEARFIELD      UT      84015  261101   72973.00
EQUITY ONE, INC.                                       2197 E PARISH ROAD         KAWKAWLIN       MI      48634  270314   80000.00
EQUITY ONE, INC.                                       OFF GENERAL TURNER ROAD    TURNER          ME       4282  270312  112800.00
EQUITY ONE, INC.                                       3615 EAST AURORA CIRCLE    SALT LAKE CITY  UT      84124  260601  132000.00
EQUITY ONE, INC.                                       103 PAWNEE DRIVE           GEORGETOWN      SC      29440  120314   83625.00
EQUITY ONE, INC.                                       1769 WILLIAMSBURG CIRCLE   FLORENCE        SC      29506  120312   36800.00
EQUITY ONE, INC.                                       188 STAFFORD FORGE ROAD    EAGLESWOOD      NJ       8092  270327  105600.00
EQUITY ONE, INC.                                       11 THOMAS AVE              RIVERTON        NJ       8077  270401  144000.00
EQUITY ONE, INC.                                       35 W 1ST AVE               WEST DEPTFORD   NJ       8051  270401   67500.00
EQUITY ONE, INC.                                       8 TARLTON COURT            MANTUA          NJ       8051  270401  130000.00
EQUITY ONE, INC.                                       103 N SUMNER AVE           MARGATE         NJ       8402  270423  153800.00
EQUITY ONE, INC.                                       115 LEEDS POINT ROAD       GALLOWAY TWP    NJ       8220  270321   84000.00
EQUITY ONE, INC.                                       139 MAPLE AVE  UNIT 103    RAHWAY          NJ       7065  270424   86000.00
EQUITY ONE, INC.                                       189 PARK AVE               EAST ORANGE     NJ       7018  270326   85000.00
EQUITY ONE, INC.                                       51 MILES ROAD              CLAYMONT        DE      19703  120422   75000.00

SELLER                                                   PRIN BAL    1STDUE    PYMT    ORGLTV  OCC  PROP    RATE    PURP DOC  SRVFEE
EQUITY ONE, INC.                                          94928.14   970327     886.81  69.60  N    1       0.10750  2   3    0.0050
EQUITY ONE, INC.                                         319709.59   970411    2784.61  53.33  O    1       0.09900  2   1    0.0050
EQUITY ONE, INC.                                         230237.10   970411    1968.27  71.08  O    1       0.08250  2   1    0.0050
EQUITY ONE, INC.                                          76617.24   970413     656.09  53.10  O    1       0.08250  2   1    0.0050
EQUITY ONE, INC.                                         109458.08   970414     937.27  75.86  O    1       0.08250  2   1    0.0050
EQUITY ONE, INC.                                         102868.20   970411     773.80  76.30  O    1       0.08250  1   1    0.0050
EQUITY ONE, INC.                                         103879.89   970419     818.17  80.62  O    4       0.08750  2   1    0.0050
EQUITY ONE, INC.                                          74929.73   970504     644.37  68.18  O    4       0.09750  1   1    0.0050
EQUITY ONE, INC.                                          70318.69   970501     553.84  78.22  O    1       0.08750  1   1    0.0050
EQUITY ONE, INC.                                         189717.42   970421    1597.62  73.64  O    4       0.09500  1   3    0.0050
EQUITY ONE, INC.                                          98373.95   970426     740.00  49.25  O    1       0.08250  2   1    0.0050
EQUITY ONE, INC.                                          55902.64   970324     440.55  80.00  O    1       0.08750  2   1    0.0050
EQUITY ONE, INC.                                          72794.73   970326     626.01  77.51  O    1       0.09750  2   1    0.0050
EQUITY ONE, INC.                                          83654.46   970324     796.75  80.00  O    1       0.09750  2   1    0.0050
EQUITY ONE, INC.                                          79867.65   970319     643.12  79.21  O    1       0.08990  2   1    0.0050
EQUITY ONE, INC.                                          51326.02   970321     523.05  80.00  O    1       0.08990  2   1    0.0050
EQUITY ONE, INC.                                          66022.56   970403     672.82  75.00  O    1       0.08990  2   1    0.0050
EQUITY ONE, INC.                                          50328.90   970328     433.01  80.00  O    1       0.09750  2   1    0.0050
EQUITY ONE, INC.                                          49272.52   960523     496.71  78.17  O    1       0.08250  2   1    0.0050
EQUITY ONE, INC.                                          81020.20   970131     653.35  60.15  O    5       0.09000  2   1    0.0050
EQUITY ONE, INC.                                          41094.99   960525     376.65  75.00  N    1       0.10500  2   1    0.0050
EQUITY ONE, INC.                                          44834.91   960525     410.94  75.00  N    1       0.10500  2   1    0.0050
EQUITY ONE, INC.                                          44881.65   961125     411.64  56.96  O    1       0.10500  2   1    0.0050
EQUITY ONE, INC.                                          40187.75   961018     440.34  29.18  O    5       0.09990  2   1    0.0050
EQUITY ONE, INC.                                          51245.35   960707     472.54  86.24  O    1       0.10500  2   1    0.0050
EQUITY ONE, INC.                                          91667.79   961009     723.90  86.84  O    1       0.08750  2   1    0.0050
EQUITY ONE, INC.                                          68401.87   960915     640.61  75.00  O    1       0.10750  2   3    0.0050
EQUITY ONE, INC.                                          67258.25   960822     567.58  73.45  O    1       0.09500  2   1    0.0050
EQUITY ONE, INC.                                         100878.89   960622     926.17  75.00  O    1       0.10500  2   3    0.0050
EQUITY ONE, INC.                                          34272.95   960628     356.13  81.46  O    1       0.12000  2   1    0.0050
EQUITY ONE, INC.                                          85028.13   960629     704.21  80.00  O    1       0.09250  2   1    0.0050
EQUITY ONE, INC.                                          31076.96   960630     314.35  63.13  O    1       0.11600  2   1    0.0050
EQUITY ONE, INC.                                          48232.35   960710     443.74  71.34  O    1       0.10500  1   1    0.0050
EQUITY ONE, INC.                                          31870.91   960710     280.83  78.05  N    1       0.10000  2   1    0.0050
EQUITY ONE, INC.                                          46974.51   960705     432.22  89.15  O    1       0.10500  2   1    0.0050
EQUITY ONE, INC.                                          39952.92   960724     368.89  77.07  O    1       0.10600  2   1    0.0050
EQUITY ONE, INC.                                          33591.70   960801     311.26  67.64  O    1       0.10600  2   1    0.0050
EQUITY ONE, INC.                                          29951.59   960519     243.96  80.00  O    1       0.09000  2   1    0.0050
EQUITY ONE, INC.                                          39896.62   960824     343.67  75.47  O    1       0.09750  2   1    0.0050
EQUITY ONE, INC.                                          70948.45   961125     585.74  67.81  O    5       0.09250  2   1    0.0050
EQUITY ONE, INC.                                          45890.74   960728     424.10  41.06  O    1       0.10490  2   1    0.0050
EQUITY ONE, INC.                                          49759.38   960724     497.63  75.00  N    1       0.11500  2   1    0.0050
EQUITY ONE, INC.                                          35906.32   960701     386.36  61.67  O    1       0.09500  2   1    0.0050
EQUITY ONE, INC.                                          74688.73   961017     655.77  81.29  O    1       0.09990  2   1    0.0050
EQUITY ONE, INC.                                          54913.40   961219     593.24  80.00  N    1       0.09750  2   1    0.0050
EQUITY ONE, INC.                                          48751.24   970123     439.09  79.67  O    1       0.10250  2   1    0.0050
EQUITY ONE, INC.                                         117109.06   970215     988.90  46.86  O    1       0.09500  2   1    0.0050
EQUITY ONE, INC.                                          55076.39   960902     484.36  67.37  O    1       0.09990  2   1    0.0050
EQUITY ONE, INC.                                          51972.21   961018     533.02  57.35  O    1       0.08750  2   1    0.0050
EQUITY ONE, INC.                                          62334.98   970404     513.34  75.18  O    1       0.09250  2   1    0.0050
EQUITY ONE, INC.                                         102778.33   970410    1144.09  90.00  O    1       0.10500  2   1    0.0050
EQUITY ONE, INC.                                          76411.96   970403     804.05  68.75  O    1       0.09500  2   1    0.0050
EQUITY ONE, INC.                                          31917.33   970410     329.34  80.00  O    1       0.09250  2   1    0.0050
EQUITY ONE, INC.                                          93126.01   960615     819.84  79.57  O    1       0.09990  2   1    0.0050
EQUITY ONE, INC.                                         108995.84   960704     920.69  81.11  O    1       0.09500  2   1    0.0050
EQUITY ONE, INC.                                          63554.21   960831     514.96  72.73  O    1       0.09000  2   1    0.0050
EQUITY ONE, INC.                                          73069.13   960714     671.63  77.29  O    1       0.10500  2   3    0.0050
EQUITY ONE, INC.                                          53707.04   970412     539.70  79.41  O    1       0.08750  2   1    0.0050
EQUITY ONE, INC.                                          84706.82   970408     681.71  80.00  O    1       0.08990  2   1    0.0050
EQUITY ONE, INC.                                         121559.82   960601     918.73  80.99  O    1       0.08250  2   1    0.0050
EQUITY ONE, INC.                                          72799.66   961201     626.95  79.32  O    1       0.09750  2   1    0.0050
EQUITY ONE, INC.                                          79883.83   970414     658.14  48.48  O    1       0.09250  2   1    0.0050
EQUITY ONE, INC.                                         112676.06   970412     906.80  80.00  O    1       0.08990  2   1    0.0050
EQUITY ONE, INC.                                         130946.97   960701    1109.93  55.00  O    1       0.09500  2   1    0.0050
EQUITY ONE, INC.                                          83171.31   970414     835.79  72.09  O    1       0.08750  2   1    0.0050
EQUITY ONE, INC.                                          36617.56   970412     389.85  80.00  O    1       0.09750  2   1    0.0050
EQUITY ONE, INC.                                         105471.61   970427     811.97  75.97  O    1       0.08500  1   1    0.0050
EQUITY ONE, INC.                                         143857.78   970501    1210.83  75.79  O    1       0.09500  1   1    0.0050
EQUITY ONE, INC.                                          67466.80   970501     567.58  75.00  O    1       0.09500  1   1    0.0050
EQUITY ONE, INC.                                         129833.28   970501     976.65  73.03  O    1       0.08250  1   1    0.0050
EQUITY ONE, INC.                                         153731.82   970523    1348.57  75.02  O    1       0.09990  2   3    0.0050
EQUITY ONE, INC.                                          83951.58   970421     863.39  76.36  N    1       0.11990  1   1    0.0050
EQUITY ONE, INC.                                          85961.87   970524     754.08  79.63  O    4       0.09990  1   1    0.0050
EQUITY ONE, INC.                                          84932.14   970426     777.53  73.91  N    1       0.10500  2   1    0.0050
EQUITY ONE, INC.                                          74801.63   970522     760.25  52.82  O    1       0.08990  2   1    0.0050

SELLER                                                 LOAN#   B1LAST          B1FIRST     B1MID   B2LAST        B2FIRST     B2MID
EQUITY ONE, INC.                                       82243   LOPEZ           ANGEL       F       LOPEZ         LILIA       F
EQUITY ONE, INC.                                       82274   MATTINGLY       JAMES       W       MATTINGLY     JULIA       H
EQUITY ONE, INC.                                       82275   CARPENTER       WILLIAM     E       CARPENTER     LUCY
EQUITY ONE, INC.                                       82276   ABSHIRE         TRUDY               ABSHIRE       JACK
EQUITY ONE, INC.                                       82277   MEEK            CHARLES     R       MEEK          THELMA      R
EQUITY ONE, INC.                                       82290   GLENN           OTIS
EQUITY ONE, INC.                                       82291   IRWIN           RAE         O
EQUITY ONE, INC.                                       82292   DODD            CECELIA
EQUITY ONE, INC.                                       82311   SANDERS         JUDITH      A       SANDERS       CHARLES     W
EQUITY ONE, INC.                                       82335   DELLINGER       LEANN       C       DELLINGER     BRIAN
EQUITY ONE, INC.                                       82348   GREGORY         KATHRYN     C
EQUITY ONE, INC.                                       82349   GRIER           ROBERT      L       GRIER         BRENDA
EQUITY ONE, INC.                                       82351   HOWARD          EDWARD      W       HOWARD        DEBORAH
EQUITY ONE, INC.                                       82366   MITCHELL        WILLIAM     E       MITCHELL      LAURA
EQUITY ONE, INC.                                       82369   MORRISON        GREGORY             MORRISON      REBA
EQUITY ONE, INC.                                       82373   PUCKETT         JAMES       A       PUCKETT       BARBARA
EQUITY ONE, INC.                                       82375   RAMSEY          MARTHA      B       RAMSEY        JERRY
EQUITY ONE, INC.                                       82381   STROUD          DWIGHT      R       STROUD        CAROLYN
EQUITY ONE, INC.                                       82384   TOLBERT         JAMES       A       TOLBERT       LOUISE
EQUITY ONE, INC.                                       82392   SKRZYPCZAK      STEVEN              SKRZYPCZAK    DEBRA
EQUITY ONE, INC.                                       82404   ARONSON         DOLORES     M
EQUITY ONE, INC.                                       82413   FISHER          HORACE      N       PARQUER       ELEANOR
EQUITY ONE, INC.                                       82444   THOMAS          GARY                THOMAS        LAURIE
EQUITY ONE, INC.                                       82461   BALDACHINO      GERALD      J
EQUITY ONE, INC.                                       82476   MORGAN          CLARENCE            MORGAN        SALLY
EQUITY ONE, INC.                                       82477   WILLIAMS        EDWARD      J
EQUITY ONE, INC.                                       82482   DENNISON        DAVID       W       DENNISON      JOYCE
EQUITY ONE, INC.                                       82514   TUESCHER        LEROY               TUESCHER      ALPHA
EQUITY ONE, INC.                                       82517   WILDES          ALSTON              WILDES        GWEN
EQUITY ONE, INC.                                       82544   RAMSEY          JOHNNY      K       RAMSEY        LINDA       A
EQUITY ONE, INC.                                       82562   GROSS           DANIEL      A       GROSS         MADELINE    M
EQUITY ONE, INC.                                       82565   JENKINS         MORRIS
EQUITY ONE, INC.                                       82578   WHITE           LAWRENCE    F       WHITE         LISA        N
EQUITY ONE, INC.                                       82587   ARENZ           CLEM                ARENZ         SUSAN
EQUITY ONE, INC.                                       82608   OLSEN           CRAIG       W       OLSEN         JEANNETTE
EQUITY ONE, INC.                                       82628   FELECIANO       STEVEN
EQUITY ONE, INC.                                       82630   SLY             CORY        A       SLY           GERRI       L
EQUITY ONE, INC.                                       82672   TINCH           DESEAN
EQUITY ONE, INC.                                       82674   MCELHANNON      DONALD      E       MCELHANNON    SUSAN       R
EQUITY ONE, INC.                                       82678   ROCCO           JOSEPH      C       ROCCO         MARYANN
EQUITY ONE, INC.                                       82697   DICKSON         ARTHUR      W       DICKSON       SHARON      A
EQUITY ONE, INC.                                       82715   KELLY           PATRICIA    A
EQUITY ONE, INC.                                       82723   VINES           WOODROW     W       VINES         ALICE
EQUITY ONE, INC.                                       82739   CLARK           GORDON      L
EQUITY ONE, INC.                                       82742   KING            BRUCE       W
EQUITY ONE, INC.                                       82743   GRAYER          CURTIS      A
EQUITY ONE, INC.                                       82750   BUSH            JAMES       L       BUSH          NELL
EQUITY ONE, INC.                                       82766   AMBURG          GARY                AMBURG        MARLENE
EQUITY ONE, INC.                                       82791   NEWCOMB         GEORGE      A
EQUITY ONE, INC.                                       82960   LOUDERBACK      BARRY       W       LOUDERBACK    LEONA       D
EQUITY ONE, INC.                                       82990   PARKER          DANIEL      P       PARKER        SUE         ANN
EQUITY ONE, INC.                                       82992   COLATRELLA      VINCENT
EQUITY ONE, INC.                                       83122   ALTMAN          MARTIN      L       ALTMAN        LISA        B
EQUITY ONE, INC.                                       83132   LLOYD           MARY        R
EQUITY ONE, INC.                                       83133   BENWAY          PATRICIA    A       BENWAY        CHRISTOPHER D
EQUITY ONE, INC.                                       83134   KEARNS          DOROTHY
EQUITY ONE, INC.                                       83140   ROPER           RAYMOND     E       ROPER         EMILY       J
EQUITY ONE, INC.                                       83148   MCGINN          KATHY       S
EQUITY ONE, INC.                                       83156   BRENNAN         JOSEPH      P
EQUITY ONE, INC.                                       83169   DOLAN           MICHAEL             DOLAN         THERESA
EQUITY ONE, INC.                                       83423   FERESHETIAN     STEVEN              FERESHETIAN   RICHARD     C
EQUITY ONE, INC.                                       83439   WARREN          ANGELA
EQUITY ONE, INC.                                       83463   PINKHAM         ALAN        R       PINKHAM       GAYLE       A
EQUITY ONE, INC.                                       83469   MATEO           LINDA       A
EQUITY ONE, INC.                                       83563   MULLVILLE       GERALD      J       MULLVILLE     SUSANNE     M
EQUITY ONE, INC.                                       83571   STARNES         JOHN        L       STARNES       KRISTI
EQUITY ONE, INC.                                       83594   LUSKY           CHARLES     A       LUSKY         BETH ANN
EQUITY ONE, INC.                                       83678   NEWMAN          TOGE        E       NEWMAN        MARSHA      C
EQUITY ONE, INC.                                       83682   CULLIFER        GARY        E       CULLIFER      DONNA       S
EQUITY ONE, INC.                                       83685   DELUCIA         MICHELLE            QUINN         DENNIS
EQUITY ONE, INC.                                       83786   KOTELSKY        JAMES       F       KOTELSKY      DONNA       J
EQUITY ONE, INC.                                       83788   TOWER           THOMAS      T       TOWER         DEBRA       V
EQUITY ONE, INC.                                       83842   MORAN           MICHAEL     J       MORAN         DIANE       K
EQUITY ONE, INC.                                       83845   TOWER           THOMAS      T

SELLER                                                 PROPERTY ADDRESS           CITY            STATE   ZIP     MATURE   LOANAMT
EQUITY ONE, INC.                                       6 NORTH ST DAVIDS PLACE    ATLANTIC CITY   NJ       8401   270401   83000.00
EQUITY ONE, INC.                                       517 N MANTLE AVE           ELIZABETHTOWN   KY      42701   111216   51467.00
EQUITY ONE, INC.                                       P.O. BOX 354               STAFFORDSVILLE  KY      41256   260918   42929.00
EQUITY ONE, INC.                                       RT 1 BOX 1022              LOUISA          KY      41230   110807   62665.00
EQUITY ONE, INC.                                       1900 KY RT 1145            THEALKA         KY      41240    60904   48670.00
EQUITY ONE, INC.                                       2301 WILLOW STREET         COLUMBIA        SC      29203   120318   48000.00
EQUITY ONE, INC.                                       1505 MANHATTAN STREET      HOMEWOOD        AL      35209   270321   72582.56
EQUITY ONE, INC.                                       PO BOX 422                 DOUBLE SPRING   AL      35553   120321   55746.16
EQUITY ONE, INC.                                       13 RAINTREE DRIVE          NEW CASTLE      DE      19720   170321   84000.00
EQUITY ONE, INC.                                       4038 HIGHWAY 324           ROCK HILL       SC      29732   111021   35000.00
EQUITY ONE, INC.                                       421 N JONES AVE            ROCK HILL       SC      29730   110703   48000.00
EQUITY ONE, INC.                                       1325 WASHINGTON ST         LANCASTER       SC      29720   110729   62861.78
EQUITY ONE, INC.                                       109 WRENFIELD COURT        PIEDMONT        SC      29673   110918  104000.00
EQUITY ONE, INC.                                       703 PENDAL ROAD            INMAN           SC      29349   110528   78561.00
EQUITY ONE, INC.                                       106 SPRUCE STREET          GREENVILLE      SC      29611   120102   42400.00
EQUITY ONE, INC.                                       1083 CHRISTOPHER CR        ROCK HILL       SC      29730   111015   56806.40
EQUITY ONE, INC.                                       205 KEYSTONE DR            ANDERSON        SC      29621    31203   42120.00
EQUITY ONE, INC.                                       4034 STONEY BROOK LN       EDGEMOOR        SC      29712   110813   55200.00
EQUITY ONE, INC.                                       P.O. BOX 146               HODGES          SC      29653   110909   62904.90
EQUITY ONE, INC.                                       131 SLATER HILL ROAD       DAYVILLE        CT       6241   120324   35000.00
EQUITY ONE, INC.                                       25 CHARLOTTE AVE           HAMILTON        NJ       8629   170128   42935.00
EQUITY ONE, INC.                                       114 W SPENCER AVE          WILDWOOD        NJ       8260   120321   62000.00
EQUITY ONE, INC.                                       7049 SE 32ND AVE           DES MOINES      IA      50317   270324   54474.00
EQUITY ONE, INC.                                       1 BARC LANE                MILLSTONE       NJ       7726   270319  169000.00
EQUITY ONE, INC.                                       6271 CENTRAL CHURCH ROAD   DOUGLASVILLE    GA      30135   170401   75000.00
EQUITY ONE, INC.                                       2831 WRIGHT DRIVE          ATLANTA         GA      30311   120401   77526.86
EQUITY ONE, INC.                                       1151 HWY 1596              BOONSCAMP       KY      41204    70401   27427.18
EQUITY ONE, INC.                                       3915 E 32ND STREET         DES MOINES      IA      50317   120401   36000.00
EQUITY ONE, INC.                                       76 FAIRFAX STREET          BANGOR          ME       4401   270402   68000.00
EQUITY ONE, INC.                                       RT 4 BOX 225               MONTICELLO      KY      42633   170402   58400.00
EQUITY ONE, INC.                                       201 BRIAR MILLS DRIVE      BRICK           NJ       8724   270326   44400.00
EQUITY ONE, INC.                                       907 RUTLDGE AVE            CHARLESTON      SC      29403   270328   84000.00
EQUITY ONE, INC.                                       3 PILGRIM ROAD             MEDFORD         MA       2155   270319  172500.00
EQUITY ONE, INC.                                       1738 GREENFIELD AVE        SHEBOYGAN       WI      53082   170407   67365.46
EQUITY ONE, INC.                                       11 MEADOW LANE             UNCASVILLE      CT       6382   170428   96000.00
EQUITY ONE, INC.                                       16 ERICK ROAD UNIT 1A      MANSFIELD       MA       2048   270404   36000.00
EQUITY ONE, INC.                                       1822 MILLER DRIVE          NILES           MI      49120   270409   48000.00
EQUITY ONE, INC.                                       3516 CREIGHTON ROAD        ATLANTA         GA      30331   270418   61839.80
EQUITY ONE, INC.                                       119 SMITH LANE             PELZER          SC      29669   170414   50700.00
EQUITY ONE, INC.                                       RD 2 BOX 243-18            MILTON          DE      19968   170415   65000.00
EQUITY ONE, INC.                                       5015 COUNTRY CLUB BLVD     DES MOINES      IA      50312   270409  525000.00
EQUITY ONE, INC.                                       822 REAPER LANE            COLUMBUS        GA      31907   110813   57394.00
EQUITY ONE, INC.                                       5349 ROCKHURST DRIVE       COLUMBUS        GA      31907    60417   69953.00
EQUITY ONE, INC.                                       6200 OLDE TOWNE DRIVE      COLUMBUS        GA      31907   261016   70000.00
EQUITY ONE, INC.                                       70 LEE ROAD 578            SMITHS          AL      36877   110930   32000.00
EQUITY ONE, INC.                                       95 BRADLEY COURT           NEWNAN          GA      30263   260911   36750.00
EQUITY ONE, INC.                                       1439 30TH STREET           COLUMBUS        GA      31904   110703   56216.00
EQUITY ONE, INC.                                       11 STOCKFORD AVE           WILTON          ME       4294   120421   56843.68
EQUITY ONE, INC.                                       15 PINE AVE                LIVERMORE F     ME       4254   170422   61600.00
EQUITY ONE, INC.                                       8 DEER TRACK LANE          NEWARK          DE      19711   170507  184000.00
EQUITY ONE, INC.                                       117 UPPER LAKEVIEW AVE     RINGWOOD        NJ       7456   270428  172000.00
EQUITY ONE, INC.                                       1602 SEA ISLAND DRIVE      TOMS RIVER      NJ       8753   270516  200000.00
EQUITY ONE, INC.                                       913 LAKESIDE DRIVE         GEORGETOWN      SC      29440   170501   52000.00
EQUITY ONE, INC.                                       4329 ARMOUR ROAD           COLUMBUS        GA      31904    70430   38176.39
EQUITY ONE, INC.                                       5 WINTER STREET            MIDDLEBORO      MA       2346   170430   85000.00
EQUITY ONE, INC.                                       54-56 WEST SELDEN STREET   MATTAPAN        MA       2126   270430  133200.00
EQUITY ONE, INC.                                       1361 SECESSIONVILLE ROAD   CHARLESTON      SC      29412   120430   65319.15
EQUITY ONE, INC.                                       17551 PROSPECT             MELVINDALE      MI      48122   270502   37500.00
EQUITY ONE, INC.                                       67-69 BRAYTON ROAD         BRIGHTON        MA       2135   270425  208000.00
EQUITY ONE, INC.                                       16 FINNEY ROAD             NEW CASTLE      DE      19720   270516  116000.00
EQUITY ONE, INC.                                       6 MAGNA ROAD               METHUEN         MA       1844   270430   90400.00
EQUITY ONE, INC.                                       18 WOODMAN WAY UNIT#20     NEWBURYPORT     MA       1950   270430   31950.00
EQUITY ONE, INC.                                       RR#1 BOX 200               NORTH ANSON     ME       4958   270505   43925.00
EQUITY ONE, INC.                                       112-114 GREEN STREET       LYNN            MA       1902   270430   79000.00
EQUITY ONE, INC.                                       1240 DELAWARE AVE          CAPE MAY        NJ       8204   270502  111200.00
EQUITY ONE, INC.                                       840 OLD CEDAR CR           YORK            SC      29745   120307  129200.00
EQUITY ONE, INC.                                       SMARTS HILL ROAD           FRYEBURG        ME       4037   120523   57000.00
EQUITY ONE, INC.                                       3218 GARRETSON AVE         SIOUX CITY      IA      51106   120425   76000.00
EQUITY ONE, INC.                                       4579 MAYO DRIVE            COLUMBUS        GA      31909   170430   68000.00
EQUITY ONE, INC.                                       RR 1 BOX 5778              BROWNFIELD      ME       4010   270121  102000.00
EQUITY ONE, INC.                                       135 WESTERVELT AVE         NORTH PLAIN     NJ       7060   270301  100000.00
EQUITY ONE, INC.                                       18 WEST TIMBER LANE        MARMORA         NJ       8223   120529  256000.00
EQUITY ONE, INC.                                       1909 WESLEY AVE            OCEAN CITY      NJ       8226   270528  425000.00
EQUITY ONE, INC.                                       195 CEDAR LANE WEST        CAPE MAY CH     NJ       8210   270528  124000.00

SELLER                                                 PRIN BAL    1STDUE    PYMT    ORGLTV  OCC  PROP    RATE    PURP DOC  SRVFEE
EQUITY ONE, INC.                                        82967.02   970501     759.23  70.34  N    51      0.10500  2   1    0.0050
EQUITY ONE, INC.                                        50847.27   970116     537.43  76.82  O     1      0.09500  2   1    0.0050
EQUITY ONE, INC.                                        42730.95   961018     345.11  60.46  O     1      0.08990  2   1    0.0050
EQUITY ONE, INC.                                        61259.91   960907     626.31  63.30  O     1      0.08750  2   1    0.0050
EQUITY ONE, INC.                                        46399.24   961004     629.78  72.64  O     1      0.09500  2   1    0.0050
EQUITY ONE, INC.                                        47751.02   970418     494.01  80.00  O     1      0.09250  2   1    0.0050
EQUITY ONE, INC.                                        72507.01   970421     597.12  74.83  O     1      0.09250  2   1    0.0050
EQUITY ONE, INC.                                        55429.94   970421     540.82  85.76  O     1      0.08250  2   1    0.0050
EQUITY ONE, INC.                                        83722.57   970421     715.74  80.00  O     1      0.08250  2   1    0.0050
EQUITY ONE, INC.                                        33997.33   961121     397.59  23.33  O     1      0.10990  2   1    0.0050
EQUITY ONE, INC.                                        47237.99   960803     530.59  80.00  O     1      0.10500  2   1    0.0050
EQUITY ONE, INC.                                        61097.52   960829     628.27  88.54  O     1      0.08750  2   1    0.0050
EQUITY ONE, INC.                                       102383.88   961018    1085.99  69.80  O     1      0.09500  2   1    0.0050
EQUITY ONE, INC.                                        75808.35   960628     773.62  52.37  O     1      0.08500  2   1    0.0050
EQUITY ONE, INC.                                        42029.48   970202     442.75  80.00  O     1      0.09500  2   1    0.0050
EQUITY ONE, INC.                                        55687.50   961115     567.75  54.10  O     1      0.08750  2   1    0.0050
EQUITY ONE, INC.                                        39719.47   970103     710.17  48.41  O     1      0.10500  2   1    0.0050
EQUITY ONE, INC.                                        53932.36   960913     551.70  80.00  O     1      0.08750  2   1    0.0050
EQUITY ONE, INC.                                        61771.30   961009     656.87  86.77  O     1      0.09500  2   1    0.0050
EQUITY ONE, INC.                                        34830.27   970424     375.89  34.31  O     1      0.09990  2   1    0.0050
EQUITY ONE, INC.                                        42676.58   970228     414.05  42.94  O     1      0.09990  2   1    0.0050
EQUITY ONE, INC.                                        61513.01   970421     638.10  71.26  O     1      0.09250  2   1    0.0050
EQUITY ONE, INC.                                        54329.91   970424     437.92  64.09  O     1      0.08990  2   1    0.0050
EQUITY ONE, INC.                                       168849.53   970419    1481.85  53.48  N     1      0.09990  2   1    0.0050
EQUITY ONE, INC.                                        74892.95   970501     692.99  72.82  O     1      0.09375  2   1    0.0050
EQUITY ONE, INC.                                        77106.25   970501     774.84  62.02  O     1      0.08750  2   1    0.0050
EQUITY ONE, INC.                                        27138.63   970501     343.74  41.56  O     1      0.08750  2   1    0.0050
EQUITY ONE, INC.                                        35825.40   970501     386.64  78.98  O     1      0.09990  2   1    0.0050
EQUITY ONE, INC.                                        67962.78   970502     546.65  73.12  O     1      0.08990  2   1    0.0050
EQUITY ONE, INC.                                        58218.85   970502     516.08  80.00  O     1      0.08750  2   1    0.0050
EQUITY ONE, INC.                                        44317.12   970426     365.27  71.61  O     4      0.09250  1   1    0.0050
EQUITY ONE, INC.                                        83903.01   970428     660.82  80.00  O     1      0.08750  1   1    0.0050
EQUITY ONE, INC.                                       172320.47   970419    1419.11  58.08  O     1      0.09250  1   1    0.0050
EQUITY ONE, INC.                                        67282.91   970507     672.56  82.15  O     1      0.10500  2   1    0.0050
EQUITY ONE, INC.                                        95851.64   970529     848.36  80.00  O     1      0.08750  2   1    0.0050
EQUITY ONE, INC.                                        35972.78   970504     336.05  90.00  O     4      0.10750  1   1    0.0050
EQUITY ONE, INC.                                        47973.73   970509     385.87  80.00  O     1      0.08990  2   1    0.0050
EQUITY ONE, INC.                                        61761.35   970518     487.01  82.45  O     1      0.08750  2   1    0.0050
EQUITY ONE, INC.                                        50542.73   970514     448.04  63.38  O     1      0.08750  2   1    0.0050
EQUITY ONE, INC.                                        64905.73   970515     595.31  46.43  O     1      0.09250  2   1    0.0050
EQUITY ONE, INC.                                       524712.65   970509    4220.48  59.66  O     1      0.08990  2   1    0.0050
EQUITY ONE, INC.                                        56013.86   960913     573.62  85.66  O     1      0.08750  2   1    0.0050
EQUITY ONE, INC.                                        64689.18   960517     857.99  85.31  O     1      0.08250  2   1    0.0050
EQUITY ONE, INC.                                        69874.13   961116     653.43  70.00  O     5      0.10750  2   3    0.0050
EQUITY ONE, INC.                                        31585.33   961030     353.72  80.00  O     1      0.10500  2   1    0.0050
EQUITY ONE, INC.                                        36562.05   961011     356.93  75.00  N     1      0.11250  1   1    0.0050
EQUITY ONE, INC.                                        54743.86   960803     561.85  80.31  O     1      0.08750  2   1    0.0050
EQUITY ONE, INC.                                        56690.05   970521     568.12  82.38  O     1      0.08750  2   1    0.0050
EQUITY ONE, INC.                                        61504.81   970522     544.36  80.00  O     1      0.08750  2   1    0.0050
EQUITY ONE, INC.                                       183706.54   970607    1596.79  79.31  O     1      0.08500  2   1    0.0050
EQUITY ONE, INC.                                       171915.40   970528    1446.27  76.44  O     1      0.09500  2   1    0.0050
EQUITY ONE, INC.                                       200000.00   970616    1829.48  80.00  O     1      0.10500  1   1    0.0050
EQUITY ONE, INC.                                        51919.64   970601     459.53  80.00  O     1      0.08750  2   1    0.0050
EQUITY ONE, INC.                                        37876.31   970530     478.45  63.63  O     1      0.08750  2   1    0.0050
EQUITY ONE, INC.                                        84872.57   970530     764.22  60.28  O     1      0.08990  2   1    0.0050
EQUITY ONE, INC.                                       133149.86   970530    1243.39  90.00  O     1      0.10750  2   1    0.0050
EQUITY ONE, INC.                                        65142.61   970530     652.83  87.09  O     1      0.08750  2   1    0.0050
EQUITY ONE, INC.                                        37482.51   970602     322.18  64.66  O     1      0.09750  2   1    0.0050
EQUITY ONE, INC.                                       207892.17   970525    1711.16  80.00  O     5      0.09250  1   1    0.0050
EQUITY ONE, INC.                                       116000.00   970616    1061.10  89.23  O     1      0.10500  1   1    0.0050
EQUITY ONE, INC.                                        90359.93   970530     792.65  72.32  O     1      0.09990  1   1    0.0050
EQUITY ONE, INC.                                        31936.22   970530     298.24  88.75  O     4      0.10750  1   1    0.0050
EQUITY ONE, INC.                                        43925.00   970605     377.38  79.86  O     1      0.09750  2   1    0.0050
EQUITY ONE, INC.                                        79000.00   970530     736.85  62.70  N     6      0.10740  2   1    0.0050
EQUITY ONE, INC.                                       111150.70   970602     975.04  79.43  O     1      0.09990  1   1    0.0050
EQUITY ONE, INC.                                       128829.23   970407    1291.29  80.00  O     1      0.08750  2   1    0.0050
EQUITY ONE, INC.                                        57000.00   970623     586.63  61.29  O     1      0.09250  2   1    0.0050
EQUITY ONE, INC.                                        76000.00   970525     816.69  80.00  O     1      0.10000  2   1    0.0050
EQUITY ONE, INC.                                        67907.51   970530     644.99  80.00  O     1      0.09750  2   3    0.0050
EQUITY ONE, INC.                                       101935.61   970221     802.43  75.00  O     1      0.08750  2   1    0.0050
EQUITY ONE, INC.                                        99936.48   970401     994.11  58.82  O     1      0.11550  2   1    0.0050
EQUITY ONE, INC.                                       256000.00   970629    2558.59  80.00  O     1      0.08750  2   1    0.0050
EQUITY ONE, INC.                                       425000.00   970628    3534.93  70.83  N     4      0.09375  1   3    0.0050
EQUITY ONE, INC.                                       124000.00   970628    1042.66  79.49  N     1      0.09500  1   1    0.0050

SELLER                                                 LOAN#   B1LAST         B1FIRST     B1MID   B2LAST        B2FIRST     B2MID
EQUITY ONE, INC. (MN)                                  80433   JOHNSON        ROBERT      HORACE  JOHNSON       ALENE       M
EQUITY ONE, INC. (MN)                                  80671   LEKO           JOHN        M       LEKO          LESLIE
EQUITY ONE, INC. (MN)                                  81187   KUGLER         STAN                KUGLER        REGINA      S
EQUITY ONE, INC. (MN)                                  82513   HEUER          DALE        N       HEUER         CHRISTINE
EQUITY ONE, INC. (MN)                                  82531   RIGGS          CAMILLE             RIGGS         THOMAS


EQUITY ONE, INC., D/B/A  Equity One Mortgage Company   77547   LARKIN         JACQUELINE  L
EQUITY ONE, INC., D/B/A  Equity One Mortgage Company   78482   MORETTI        LEO         R       MORETTI       LYNN        M
EQUITY ONE, INC., D/B/A  Equity One Mortgage Company   79631   DIROMA         FRANKLIN            DIROMA        CAROL       ANN
EQUITY ONE, INC., D/B/A  Equity One Mortgage Company   80131   LANE           DAVID       G       LANE          VIRGINIA    D
EQUITY ONE, INC., D/B/A  Equity One Mortgage Company   81003   BEAUDOIN       RAYMOND     H


EQUITY ONE, INC., D/B/A First Equity Loan Corporation  82481   JOHNSTON       STANLEY     K       JOHNSTON      BETTY       A
EQUITY ONE, INC., D/B/A First Equity Loan Corporation  82626   ADKINS         LARRY       C       ADKINS        LISA        L
EQUITY ONE, INC., D/B/A First Equity Loan Corporation  83444   REAMS          MARVIN      R       REAMS         JOY         ANN
EQUITY ONE, INC., D/B/A First Equity Loan Corporation  83540   SNELLING       TIMOTHY     G       SNELLING      LINDA       K
EQUITY ONE, INC., D/B/A First Equity Loan Corporation  83543   IVANOVITCH     MICKEY              IVANOVITCH    SIGNE
EQUITY ONE, INC., D/B/A First Equity Loan Corporation  83669   TAYLOR         JONATHAN            TAYLOR        DORA

EQUITY ONE, INCORPORATED                               73975   WOOD           JASON               WOOD          YVONNE
EQUITY ONE, INCORPORATED                               75200   MCPHERSON      CLARISSA
EQUITY ONE, INCORPORATED                               75234   LARSEN         CARL        G
EQUITY ONE, INCORPORATED                               75440   BIRNEY         CHAPIN      SCOTT   HUGHES        LISA        BAIRD
EQUITY ONE, INCORPORATED                               75838   STRAUSSER      ROBERT      W       STAUSSER      OLYMPIA
EQUITY ONE, INCORPORATED                               77165   DUMONT         JAMES       J       DUMONT        KATHLEEN    M
EQUITY ONE, INCORPORATED                               77193   GRAMIAK        LEO         P       GRAMIAK       KSENIA
EQUITY ONE, INCORPORATED                               77436   MOYER          JOANNE      FAITH
EQUITY ONE, INCORPORATED                               77595   LEWIS          MARION
EQUITY ONE, INCORPORATED                               77698   TOMMARELLI     FRANCO              TOMMARELLI    KATHLEEN
EQUITY ONE, INCORPORATED                               77706   MURPHY         WILLIAM     J       MURPHY        LISA        J
EQUITY ONE, INCORPORATED                               77784   BALESTRIERI    SAMUEL              BALESTRIERI   MARIE
EQUITY ONE, INCORPORATED                               77811   LAWRENCE       CORMETH             LAWRENCE      LOIS
EQUITY ONE, INCORPORATED                               77877   LONDON         ROBERT      A       LONDON        HELEN       F
EQUITY ONE, INCORPORATED                               78007   PETRIE         MICHAEL     J       PETRIE        DEBRA       A
EQUITY ONE, INCORPORATED                               78111   CASASANTO      MICHAEL             CASASANTO     CATHRYN     M
EQUITY ONE, INCORPORATED                               78134   GLIKAS         JOHN        J       GLIKAS        LINDA       R
EQUITY ONE, INCORPORATED                               78191   TANNER         CHARLES             TANNER        LORRAINE
EQUITY ONE, INCORPORATED                               78214   SCHOLL         DEAN                SCHOLL        LAUREN
EQUITY ONE, INCORPORATED                               78239   PARK           CHRISTOPHER
EQUITY ONE, INCORPORATED                               78330   SEWARD         EVELYN
EQUITY ONE, INCORPORATED                               78412   TATE           RICHARD             TATE          DARLENE
EQUITY ONE, INCORPORATED                               78437   WELLER         KEVIN               WELLER        SUZANNE     M
EQUITY ONE, INCORPORATED                               78442   STANSFIELD     SUSAN       M
EQUITY ONE, INCORPORATED                               78477   TRAVIS         WILLIAM     C       TRAVIS        NIVAS       C
EQUITY ONE, INCORPORATED                               78490   BENJAMIN       CHARLENE    R
EQUITY ONE, INCORPORATED                               78511   WINTERS        EDWARD      T       WINTERS       ANN
EQUITY ONE, INCORPORATED                               78569   ZERBE          CHRIS
EQUITY ONE, INCORPORATED                               78661   FRASER         JOSEPH      T       FRASER        ELIZABETH
EQUITY ONE, INCORPORATED                               78673   BERNARD        CHARLES     FRANCIS
EQUITY ONE, INCORPORATED                               78674   KEALY          ANNA        MAY
EQUITY ONE, INCORPORATED                               78682   WILLIAMS       BETTY       L
EQUITY ONE, INCORPORATED                               78706   WHITMAN        CHRISTOPHER T       MEAD          JENNIFER    A
EQUITY ONE, INCORPORATED                               78771   SAWYER         DOROTHY
EQUITY ONE, INCORPORATED                               78841   MENEGATOS      NIKOLAOS            MENEGATOS     MARY        ANN
EQUITY ONE, INCORPORATED                               78846   MARTUCCI       LINDA
EQUITY ONE, INCORPORATED                               78866   SNIEZEK        HENRY       R       SNIEZEK       SHAWNA      K
EQUITY ONE, INCORPORATED                               78870   AVELLINO       JOANNE              TOSTI         ROSE
EQUITY ONE, INCORPORATED                               78873   INFANTE        OLGA        L       CAMPBELL      DAVID       E
EQUITY ONE, INCORPORATED                               78890   VOSSBEIN       DANIEL      R
EQUITY ONE, INCORPORATED                               78898   FOSCHI         LUCETTE             FOSCHI        ANNA        LUISA
EQUITY ONE, INCORPORATED                               78907   HUNTER         JAMES       M       HUNTER        MARGARET    R
EQUITY ONE, INCORPORATED                               78921   BESTWICK       JOHN        R       BESTWICK      MARGARET
EQUITY ONE, INCORPORATED                               78927   COMITO         GARY        W       COMITO        CHERYL      L
EQUITY ONE, INCORPORATED                               78928   LARRIVEE       YVON                LARRIVEE      CATHERINE   E
EQUITY ONE, INCORPORATED                               78949   BAUER          GERALD              BAUER         DOREEN
EQUITY ONE, INCORPORATED                               78953   TARIFI         AYMAN
EQUITY ONE, INCORPORATED                               78956   EVANS          MICHAEL     R       EVANS         SUSAN       C
EQUITY ONE, INCORPORATED                               78965   CAMPBELL       THELMA      D
EQUITY ONE, INCORPORATED                               78977   BOGRAD         VLADIMIR            BOGRAD        MARINA
EQUITY ONE, INCORPORATED                               78979   DARDIGNAC      MARIE
EQUITY ONE, INCORPORATED                               78980   ROSATO         JOSEPH      C       ROSATO        ELIZABETH   ANN

SELLER                                                 PROPERTY ADDRESS           CITY            STATE   ZIP     MATURE   LOANAMT
                                                                                                                         42016823.92
EQUITY ONE, INC. (MN)                                  729 SHERIDAN AVE N         MINNEAPOLIS     MN      55411    111107   73600.00
EQUITY ONE, INC. (MN)                                  917 JEFFERSON LANE         EAGAN           MN      55124    111008  137600.00
EQUITY ONE, INC. (MN)                                  8801 NORTHWIND PARKWAY     NEW HOPE        MN      55427    270123  100000.00
EQUITY ONE, INC. (MN)                                  1002 W PROSPECT AVE        CLOQUET         MN      55720    270326   68800.00
EQUITY ONE, INC. (MN)                                  1119 RIDLEY AVE            MAPLEWOOD       MN      55109    270330  192000.00

                                                                                                                           572000.00
EQUITY ONE, INC., D/B/A  Equity One Mortgage Company   90 SOUTH NIANTIC AVE       CHARLESTOWN     RI       2813    260520  100450.00
EQUITY ONE, INC., D/B/A  Equity One Mortgage Company   36 TIMOTHY DRIVE           WESTERLY        RI       2891    260717  185000.00
EQUITY ONE, INC., D/B/A  Equity One Mortgage Company   38 PLEASANT STREET         WESTERLY        RI       2891    211010  119000.00
EQUITY ONE, INC., D/B/A  Equity One Mortgage Company   15 MONTROSE STREET         PROVIDENCE      RI       2903    211129  150000.00
EQUITY ONE, INC., D/B/A  Equity One Mortgage Company   320 RATHBURN STREET        WOONSOCKET      RI       2895    220101   86800.00

                                                                                                                           641250.00
EQUITY ONE, INC., D/B/A First Equity Loan Corporation  5550 FESSLER BUXTON ROAD   HOUSTON         OH      45333    270327   74777.12
EQUITY ONE, INC., D/B/A First Equity Loan Corporation  4575 TWP ROAD #110         MT GILEAD       OH      43338    170408   92300.00
EQUITY ONE, INC., D/B/A First Equity Loan Corporation  1412 SHENANDOAH            TOLEDO          OH      43607    120501   33600.00
EQUITY ONE, INC., D/B/A First Equity Loan Corporation  12400 CUSTERS POINT ROAD   THORNVILLE      OH      43076    270514  119400.00
EQUITY ONE, INC., D/B/A First Equity Loan Corporation  1009 CHESTNUT STREET       DRESDEN         OH      43821    270509   63000.00
EQUITY ONE, INC., D/B/A First Equity Loan Corporation  24 CLYDE COURT             NEWARK          OH      43056    270523  158182.00

                                                                                                                           541259.12
EQUITY ONE, INCORPORATED                               1976 W CHELTENHAM AVE      PHILADELPHIA    PA      19138    261018   46000.00
EQUITY ONE, INCORPORATED                               2219 N BROAD ST            PHILADELPHIA    PA      19132    210409   37500.00
EQUITY ONE, INCORPORATED                               704 SCOTCH WAY             WEST CHESTER    PA      19382    260408   63000.00
EQUITY ONE, INCORPORATED                               445 PENNOCK BRIDGE ROAD    WEST GROVE      PA      19390    260412  119000.00
EQUITY ONE, INCORPORATED                               425 GANNET STREET          HARRISBURG      PA      17112    160408  345000.00
EQUITY ONE, INCORPORATED                               143 RANCH ROAD             WRIGHTSTOWN     PA      18940    260629  420000.00
EQUITY ONE, INCORPORATED                               420 HENDRIX STREET         PHILADELPHIA    PA      19116    260503  128000.00
EQUITY ONE, INCORPORATED                               1539 GLEN AVE              FOLCROFT        PA      19032     60506   30000.00
EQUITY ONE, INCORPORATED                               5240 SPRUCE STREET         PHILADELPHIA    PA      19139    160507   45600.00
EQUITY ONE, INCORPORATED                               175 THOMAS LANE            ALBRIGHTSVILLE  PA      18210    260523   87000.00
EQUITY ONE, INCORPORATED                               761 CYPRESS ROAD           WARMINSTER      PA      18974    160528   80000.00
EQUITY ONE, INCORPORATED                               22 EAST 18TH STREET        CHESTER         PA      19013    260528   35000.00
EQUITY ONE, INCORPORATED                               1422 WEST UNION BLVD       BETHLEHEM       PA      18018    260604   68000.00
EQUITY ONE, INCORPORATED                               420 LONGWOOD DRIVE         EXTON           PA      19341    160605  180000.00
EQUITY ONE, INCORPORATED                               409 EAGLE DRIVE            NAZARETH        PA      18064    260626  262500.00
EQUITY ONE, INCORPORATED                               2240 SOUTH CROSKEY STREET  PHILADELPHIA    PA      19145    260610   47200.00
EQUITY ONE, INCORPORATED                               115 ACORN PLACE            NO WALES        PA      19454    160611  157500.00
EQUITY ONE, INCORPORATED                               568 ALCOTT STREET          PHILADELPHIA    PA      19120    110619   45000.00
EQUITY ONE, INCORPORATED                               25 ELAINE DRIVE            BOYERTOWN       PA      19512    260626  100800.00
EQUITY ONE, INCORPORATED                               ZIMMERMAN PINE             PAUPACK         PA      18451    110625  150000.00
EQUITY ONE, INCORPORATED                               2 GARFIELD STREET          DALLAS          PA      18612    260722   47000.00
EQUITY ONE, INCORPORATED                               6649 BLAKEMORE STREET      PHILADELPHIA    PA      19119    260628   60000.00
EQUITY ONE, INCORPORATED                               128 ADAMSTOWN ROAD         REINHOLDS       PA      17569    160703  124000.00
EQUITY ONE, INCORPORATED                               13 LYNN BLVD               DOWNINGTOWN     PA      19335    260627   91200.00
EQUITY ONE, INCORPORATED                               1747 SUMMITT AVE           WILLOW GROVE    PA      19090    260715  104000.00
EQUITY ONE, INCORPORATED                               25 WEST WILDEY STREET      PHILADELPHIA    PA      19123    110716   64000.00
EQUITY ONE, INCORPORATED                               324 DOONE PLACE            FAIRLESS HILLS  PA      19030    160716   88000.00
EQUITY ONE, INCORPORATED                               460 OLD HERSHEY ROAD       ELIZABETHTOWN   PA      17022    260726   70400.00
EQUITY ONE, INCORPORATED                               2301 CHERRY STREET   9-A   PHILADELPHIA    PA      19103    260801  101300.00
EQUITY ONE, INCORPORATED                               219 BLUNSTON AVE           COLLINGDALE     PA      19023    260805   55000.00
EQUITY ONE, INCORPORATED                               PO BOX 299                 SHEPPTON        PA      18248    260805   79575.00
EQUITY ONE, INCORPORATED                               1304 WALNUT ROAD DRIVE     DOWNINGTOWN     PA      19335    110805  121000.00
EQUITY ONE, INCORPORATED                               212 CARLYN COURT           DOWINGTON       PA      19335    260801   76000.00
EQUITY ONE, INCORPORATED                               632 PENNSYLVANIA AVENUE    PROSPECT PARK   PA      19076    110814   56000.00
EQUITY ONE, INCORPORATED                               RD #4 BOX 4128             STROUDSBURY     PA      18360    110812   94600.00
EQUITY ONE, INCORPORATED                               1143 MERCY STREET          PHILA           PA      19102    110814   41600.00
EQUITY ONE, INCORPORATED                               525 CHEW STREET            ALLENTOWN       PA      18102    260814   43000.00
EQUITY ONE, INCORPORATED                               3756 STEPHEN JAMES DRIVE   BOOTHWYN        PA      19061    260809  184000.00
EQUITY ONE, INCORPORATED                               1405 JUNIPER AVENUE        ELKINS          PA      19027    260812  151900.00
EQUITY ONE, INCORPORATED                               55 HORSESHOE LANE          LEVITTOWN       PA      19055    260815   75000.00
EQUITY ONE, INCORPORATED                               302 WORINGTON DRIVE        W CHESTER       PA      19382    260701   75750.00
EQUITY ONE, INCORPORATED                               1475 HILLTOP ROAD          BIRCHRUNVILLLE  PA      19421    260823  315000.00
EQUITY ONE, INCORPORATED                               115 SAGO STREET            DALLAS          PA      18612    260826   71000.00
EQUITY ONE, INCORPORATED                               462 DORCHESTER LANE        PERKASIE        PA      18944    260821  102000.00
EQUITY ONE, INCORPORATED                               178 SUNNYSIDE AVE          COLLEGEVILLE    PA      19426    260821   88500.00
EQUITY ONE, INCORPORATED                               123 N CHURCH STREET        BALLY           PA      19503    260828   73600.00
EQUITY ONE, INCORPORATED                               150 NEW ALEXANDER STREET   WILKES-BARRE    PA      18702    260823  103000.00
EQUITY ONE, INCORPORATED                               1690 DETWILLER DRIVE       YORK            PA      17404    260826  147000.00
EQUITY ONE, INCORPORATED                               6324 N 5TH STREET          PHILADELPHIA    PA      19126    260827   46000.00
EQUITY ONE, INCORPORATED                               47 OLD MILL LANE           SOUTHAMPTON     PA      18966    260829   90000.00
EQUITY ONE, INCORPORATED                               8508 HULL DRIVE            WYNDMOOR        PA      19038    260829   84720.00
EQUITY ONE, INCORPORATED                               209 SCHULTZ ROAD           SELLERSVILLE    PA      18960    260829  220000.00

SELLER                                                 PRIN BAL    1STDUE    PYMT    ORGLTV  OCC  PROP    RATE    PURP DOC  SRVFEE
                                                     41538384.09
EQUITY ONE, INC. (MN)                                   72611.95   961227     746.06  80.00   O    1      0.08990  2   1    0.0050
EQUITY ONE, INC. (MN)                                  134963.12   961108    1375.24  74.38   O    1      0.08750  2   1    0.0050
EQUITY ONE, INC. (MN)                                   99778.60   970223     803.90  79.68   O    1      0.08990  2   1    0.0050
EQUITY ONE, INC. (MN)                                   68724.41   970426     553.08  75.60   O    1      0.08990  2   1    0.0050
EQUITY ONE, INC. (MN)                                  191789.03   970430    1543.49  78.37   O    1      0.08990  2   1    0.0050

                                                       567867.11
EQUITY ONE, INC., D/B/A  Equity One Mortgage Company    99861.80   960620     863.02  69.76   N    1      0.09750  1   1    0.0050
EQUITY ONE, INC., D/B/A  Equity One Mortgage Company   183875.95   960817    1487.22  75.51   O    1      0.08990  2   1    0.0050
EQUITY ONE, INC., D/B/A  Equity One Mortgage Company   118433.01   961110    1144.89  56.67   N   64      0.10750  1   1    0.0050
EQUITY ONE, INC., D/B/A  Equity One Mortgage Company   149514.50   961229    1469.09  60.00   N   64      0.10990  2   1    0.0050
EQUITY ONE, INC., D/B/A  Equity One Mortgage Company    83250.69   970201     835.09  68.89   N   64      0.10750  2   1    0.0050

                                                       634935.95
EQUITY ONE, INC., D/B/A First Equity Loan Corporation   74690.77   970427     588.27  68.60   O    1      0.08750  2   1    0.0050
EQUITY ONE, INC., D/B/A First Equity Loan Corporation   92174.46   970508     875.48  82.41   O    1      0.09750  2   1    0.0050
EQUITY ONE, INC., D/B/A First Equity Loan Corporation   33494.21   970601     340.79  80.00   O    1      0.09000  2   1    0.0050
EQUITY ONE, INC., D/B/A First Equity Loan Corporation  119400.00   970614     959.86  78.04   O    1      0.08990  2   1    0.0050
EQUITY ONE, INC., D/B/A First Equity Loan Corporation   62965.52   970609     506.46  77.78   O    1      0.08990  1   1    0.0050
EQUITY ONE, INC., D/B/A First Equity Loan Corporation  158182.00   970623    1359.03  74.61   O    1      0.09750  1   1    0.0050

                                                       540906.96
EQUITY ONE, INCORPORATED                                45819.71   961118     369.80  80.00   O    1      0.08990  2   1    0.0050
EQUITY ONE, INCORPORATED                                37219.50   960509     394.68  50.00   O    5      0.11990  2   1    0.0050
EQUITY ONE, INCORPORATED                                62690.66   960508     599.49  67.02   N    3      0.10990  2   3    0.0050
EQUITY ONE, INCORPORATED                               118435.13   960512    1110.84  69.79   O    1      0.10750  1   1    0.0050
EQUITY ONE, INCORPORATED                               337846.40   960508    3159.74  72.63   O    1      0.09250  2   1    0.0050
EQUITY ONE, INCORPORATED                               415960.68   960529    3229.44  72.41   O    1      0.08500  2   1    0.0050
EQUITY ONE, INCORPORATED                               126982.65   960603     961.62  80.00   O    1      0.08250  2   1    0.0050
EQUITY ONE, INCORPORATED                                27316.64   960606     409.02  46.88   O    3      0.10750  2   3    0.0050
EQUITY ONE, INCORPORATED                                44745.55   960607     409.98  80.00   O    1      0.08990  2   1    0.0050
EQUITY ONE, INCORPORATED                                86463.70   960623     747.46  74.84   O    1      0.09750  2   3    0.0050
EQUITY ONE, INCORPORATED                                78378.39   960628     694.26  56.74   O    1      0.08500  2   1    0.0050
EQUITY ONE, INCORPORATED                                34858.49   960628     346.60  60.34   N    5      0.11500  2   3    0.0050
EQUITY ONE, INCORPORATED                                67654.18   960704     596.25  80.00   O    1      0.09990  2   1    0.0050
EQUITY ONE, INCORPORATED                               176413.75   960705    1562.08  80.00   O    1      0.08500  2   1    0.0050
EQUITY ONE, INCORPORATED                               260944.05   960726    2159.52  73.53   O    1      0.09250  1   1    0.0050
EQUITY ONE, INCORPORATED                                46857.49   960710     379.44  80.00   O    1      0.08990  2   1    0.0050
EQUITY ONE, INCORPORATED                               154548.89   960711    1342.00  70.00   O    1      0.08250  2   1    0.0050
EQUITY ONE, INCORPORATED                                43959.16   960719     508.65  86.54   N    1      0.10900  2   1    0.0050
EQUITY ONE, INCORPORATED                               100124.69   960726     810.33  80.00   O    1      0.08990  2   1    0.0050
EQUITY ONE, INCORPORATED                               144935.05   960725    1499.17  45.45   O    1      0.08750  1   3    0.0050
EQUITY ONE, INCORPORATED                                46733.95   960822     377.83  63.51   O    1      0.08990  2   1    0.0050
EQUITY ONE, INCORPORATED                                59624.69   960728     461.35  80.00   N    5      0.08500  2   1    0.0050
EQUITY ONE, INCORPORATED                               121703.07   960803    1076.10  80.00   O    1      0.08500  2   1    0.0050
EQUITY ONE, INCORPORATED                                90356.40   960727     701.25  80.00   O    1      0.08500  1   1    0.0050
EQUITY ONE, INCORPORATED                               103317.29   960815     818.17  80.00   O    1      0.08750  2   1    0.0050
EQUITY ONE, INCORPORATED                                62155.49   960816     639.65  76.19   O    1      0.08750  2   1    0.0050
EQUITY ONE, INCORPORATED                                86448.24   960816     777.67  80.00   O    1      0.08750  1   1    0.0050
EQUITY ONE, INCORPORATED                                70013.65   960826     565.95  80.00   O    1      0.08990  2   1    0.0050
EQUITY ONE, INCORPORATED                               100860.59   960901     870.32  64.11   O    1      0.09750  2   3    0.0050
EQUITY ONE, INCORPORATED                                54761.47   960905     472.53  75.34   O    1      0.09750  2   1    0.0050
EQUITY ONE, INCORPORATED                                79208.69   960905     697.74  61.69   O    1      0.09990  1   3    0.0050
EQUITY ONE, INCORPORATED                               117164.73   960905    1227.26  76.58   O    1      0.09000  1   1    0.0050
EQUITY ONE, INCORPORATED                                75692.52   960901     639.05  80.00   O    3      0.09500  1   1    0.0050
EQUITY ONE, INCORPORATED                                54617.43   960914     601.78  53.33   O    1      0.10000  2   1    0.0050
EQUITY ONE, INCORPORATED                                91555.64   960912     958.93  67.57   O    1      0.08990  2   3    0.0050
EQUITY ONE, INCORPORATED                                40558.04   960914     415.77  80.00   O    1      0.08750  2   1    0.0050
EQUITY ONE, INCORPORATED                                42822.60   960914     377.04  71.67   O    1      0.09990  2   1    0.0050
EQUITY ONE, INCORPORATED                               183240.96   960909    1613.37  75.41   O    1      0.09990  1   3    0.0050
EQUITY ONE, INCORPORATED                               151128.85   960912    1221.13  79.95   O    1      0.08990  1   1    0.0050
EQUITY ONE, INCORPORATED                                74707.06   960915     672.08  71.43   O    1      0.10250  2   3    0.0050
EQUITY ONE, INCORPORATED                                75486.03   960801     738.61  72.14   O    4      0.11300  1   3    0.0050
EQUITY ONE, INCORPORATED                               313633.51   960923    2706.34  75.90   O    1      0.09750  2   1    0.0050
EQUITY ONE, INCORPORATED                                70707.10   960926     622.55  61.21   O    1      0.09990  2   1    0.0050
EQUITY ONE, INCORPORATED                               101579.20   960921     894.37  71.33   O    1      0.09990  1   1    0.0050
EQUITY ONE, INCORPORATED                                86725.32   960921     776.00  75.00   N    1      0.09990  2   1    0.0050
EQUITY ONE, INCORPORATED                                73242.59   960928     618.87  80.00   O    1      0.09500  2   1    0.0050
EQUITY ONE, INCORPORATED                               102477.12   960923     828.02  71.83   O    1      0.08990  1   1    0.0050
EQUITY ONE, INCORPORATED                               146425.86   960926    1317.27  84.97   O    1      0.10250  2   1    0.0050
EQUITY ONE, INCORPORATED                                45739.52   960927     369.80  57.50   O    1      0.08990  1   1    0.0050
EQUITY ONE, INCORPORATED                                89720.32   960929     840.13  89.11   O    1      0.10750  1   1    0.0050
EQUITY ONE, INCORPORATED                                84394.00   960929     727.25  79.92   O    1      0.09740  1   1    0.0050
EQUITY ONE, INCORPORATED                               218883.15   960929    1768.59  80.00   O    1      0.08990  1   1    0.0050

SELLER                                                 LOAN#   B1LAST          B1FIRST     B1MID   B2LAST        B2FIRST     B2MID
EQUITY ONE, INCORPORATED                               78981   HELLINGS        KENNETH     C       HELLINGS      JOYCE       M
EQUITY ONE, INCORPORATED                               78985   WESTGATE        ROGER       T       WESTGATE      ANTONIA     E
EQUITY ONE, INCORPORATED                               78994   GREEN           RUTH        G
EQUITY ONE, INCORPORATED                               79000   WORMUTH         DANIEL      P       WORMUTH       MARISA
EQUITY ONE, INCORPORATED                               79048   PIROLLI         ALFRED      R
EQUITY ONE, INCORPORATED                               79165   MARTINELLI      THOMAS      J       MARTINELLI    SUZANNE
EQUITY ONE, INCORPORATED                               79192   VANDUYNE        JAMES               VANDUYNE      CELIA
EQUITY ONE, INCORPORATED                               79219   JUSTIS          EDWARD      J       JUSTIS        FRANCIS     P
EQUITY ONE, INCORPORATED                               79223   REYNOLDS        RUSSSEL     L       REYNOLDS      POLLY       A
EQUITY ONE, INCORPORATED                               79242   COHAN           DONALD      S       COHAN         TRINA
EQUITY ONE, INCORPORATED                               79258   RATHBONE        PATRICIA    O
EQUITY ONE, INCORPORATED                               79267   HOLLAND         SANFORD     J       HOLLAND       JANET       M
EQUITY ONE, INCORPORATED                               79290   GILLIGAN        MICHEAL     S
EQUITY ONE, INCORPORATED                               79291   FOURA           CAROL
EQUITY ONE, INCORPORATED                               79293   MASTROGIOVAN    VIOLET              MASTROGIOVAN  JEFF
EQUITY ONE, INCORPORATED                               79295   LERANIAN        GARY                LERANIAN      LORRIE      D
EQUITY ONE, INCORPORATED                               79308   BRESCIA         MICHEAL             SIMMONS       CANDACE
EQUITY ONE, INCORPORATED                               79362   KRUM            DAVID       S       KRUM          KAREN
EQUITY ONE, INCORPORATED                               79365   TAYLOR          JEFFREY     W       TAYLOR        MARGARET    M
EQUITY ONE, INCORPORATED                               79367   HARRIS          DANIEL      J       HARRIS        LISA        B
EQUITY ONE, INCORPORATED                               79398   AURINO          LOUIS
EQUITY ONE, INCORPORATED                               79401   SCHILLINGS      LOIS
EQUITY ONE, INCORPORATED                               79402   KUCHER          JOSPEH              KUCHER        MAY
EQUITY ONE, INCORPORATED                               79410   IMLAY           RAYMOND     F       IMLAY         LINDA       R
EQUITY ONE, INCORPORATED                               79445   ZACHARIAH       MANACHERIL          ZACHARIAH     SOSAMMA
EQUITY ONE, INCORPORATED                               79577   FILIAULT        PAUL                FILIAULT      JACQUELINE
EQUITY ONE, INCORPORATED                               79600   WENTZ           JEFFREY     ALLEN   LAWVER        MELLISA     JANE
EQUITY ONE, INCORPORATED                               79656   RICHARDS        GEORGE
EQUITY ONE, INCORPORATED                               79657   RICHARDS        GEORGE
EQUITY ONE, INCORPORATED                               79716   BARTUSKA        THERESA     J
EQUITY ONE, INCORPORATED                               79717   ROSADO          IVAN                ROSADO        THERESA     E
EQUITY ONE, INCORPORATED                               79718   BAKER           JOHN        C       BAKER         MARY
EQUITY ONE, INCORPORATED                               79728   HATCHELL        DORIAN
EQUITY ONE, INCORPORATED                               79749   BRENNER         JERYL       L
EQUITY ONE, INCORPORATED                               79750   WIAND           SANDRA
EQUITY ONE, INCORPORATED                               79751   KANE            JAMES       J       KANE          BARBARA     J
EQUITY ONE, INCORPORATED                               79759   LUBBERS         NANCY       E
EQUITY ONE, INCORPORATED                               79769   RIEMER          JOSEPH      C
EQUITY ONE, INCORPORATED                               79823   STECHER         SANDRA      M
EQUITY ONE, INCORPORATED                               79824   MILLER          ROBERT      W
EQUITY ONE, INCORPORATED                               79826   DELLOREFICE     SALVATORE   C
EQUITY ONE, INCORPORATED                               79838   SHUR            RONALD      S
EQUITY ONE, INCORPORATED                               79840   LEFEVRE         JOHN        R       LEFEVRE       LISA        L
EQUITY ONE, INCORPORATED                               79842   YOURGLIVCH      PETER       T       YOURGLIVCH    JANET
EQUITY ONE, INCORPORATED                               79932   NEGRAU          IOAN                NEGRAU        TUDORITA
EQUITY ONE, INCORPORATED                               79933   TANG            MUOI-TO             TANG          MY
EQUITY ONE, INCORPORATED                               79944   ESPOSITO        ROBERTO             ESPOSITO      PATRICIA
EQUITY ONE, INCORPORATED                               79945   GREENOUGH       RUSSELL             GREENOUGH     TIELYNN
EQUITY ONE, INCORPORATED                               79954   FRATARCANGEL    BERNARD
EQUITY ONE, INCORPORATED                               79960   SCHUMACHER      HERBERT             SCHUMACHER    MARLENE
EQUITY ONE, INCORPORATED                               79961   GADWELL         CHARLES     B
EQUITY ONE, INCORPORATED                               79966   LASCO           DAVID               LASCO         ELAINE
EQUITY ONE, INCORPORATED                               79969   WROBEL          JOSEPH      J       WROBEL        LYNN        M
EQUITY ONE, INCORPORATED                               79974   MELITO          JOSEPH      P
EQUITY ONE, INCORPORATED                               79988   HACKER          ANNA        M
EQUITY ONE, INCORPORATED                               79989   GOTZON          ROBERT      J       GOTZON        LINDA       A
EQUITY ONE, INCORPORATED                               79998   SANPHY          JOSEPH              SANPHY        VIVIAN
EQUITY ONE, INCORPORATED                               80033   AQUINO          WANDA       G
EQUITY ONE, INCORPORATED                               80034   RICHARDS        HIRAM       E       RICHARDS      HELEN       M
EQUITY ONE, INCORPORATED                               80047   FORD            ROBERT              FORD          ANNA
EQUITY ONE, INCORPORATED                               80077   GRIFFITHS       JACK        T       GRIFFITHS     DORIS
EQUITY ONE, INCORPORATED                               80122   PICKETT         DAVID       G       PICKETT       ALICE       L
EQUITY ONE, INCORPORATED                               80126   KENNEDY         ANDREA      L       DEFUSO        WILLIAM
EQUITY ONE, INCORPORATED                               80141   STOCKUM         CHARLES     G       STOCKUM       JODI        L
EQUITY ONE, INCORPORATED                               80149   BAUMAN          ROSE        M
EQUITY ONE, INCORPORATED                               80186   FOLEY           EDWARD      A
EQUITY ONE, INCORPORATED                               80189   VEREEN          HAROLD              VEREEN        NANCY
EQUITY ONE, INCORPORATED                               80204   MADDOX          BARBARA     R
EQUITY ONE, INCORPORATED                               80211   PRESTON         EDWARD      L       PRESTON       KENNETH     R
EQUITY ONE, INCORPORATED                               80212   PRESTON         EDWARD      L       PRESTON       KENNETH     R
EQUITY ONE, INCORPORATED                               80213   GONZALES        EDWIN               GONZALES      PATRICIA
EQUITY ONE, INCORPORATED                               80217   MCDONALD        TRACY       A
EQUITY ONE, INCORPORATED                               80222   SEAFORTH        RALPH       B
EQUITY ONE, INCORPORATED                               80239   GIEDER          PATRICIA
EQUITY ONE, INCORPORATED                               80263   MILLER          JAMES       I       MILLER        JANICE

SELLER                                                 PROPERTY ADDRESS           CITY            STATE   ZIP      MATURE  LOANAMT
EQUITY ONE, INCORPORATED                               634 FOXGLOVE DRIVE         MORTON          PA      19070    260829  136500.00
EQUITY ONE, INCORPORATED                               5414 CLEARVIEW DRIVE       EMERALD LAKE    PA      18355    260909  110000.00
EQUITY ONE, INCORPORATED                               707 KENWORTH AVE           PHILADELPHIA    PA      19126    260905   45000.00
EQUITY ONE, INCORPORATED                               50 STONE DRIVE             CHILDS          PA      18407    260909   95200.00
EQUITY ONE, INCORPORATED                               9820 CLARK STREET          PHILADELPHIA    PA      19115    260826   78000.00
EQUITY ONE, INCORPORATED                               11028 FERNDALE STREET      PHILADELPHIA    PA      19116    160909  130800.00
EQUITY ONE, INCORPORATED                               45 SUNRISE TRAIL           E STROUDSBURG   PA      18301    260912  102750.00
EQUITY ONE, INCORPORATED                               319 WEST JACKSON ROAD      YORK            PA      17403    260911   37800.00
EQUITY ONE, INCORPORATED                               704 ELM STREET             WATSONTOWN      PA      17777    260917   63000.00
EQUITY ONE, INCORPORATED                               350 STENTON AVE            WHITEMARSH      PA      19031    260913  612000.00
EQUITY ONE, INCORPORATED                               RR# BOX 37D                MONTROSE        PA      18801    260924   93750.00
EQUITY ONE, INCORPORATED                               721 N WEBSTER AVE          SCRANTON        PA      18510    260925  138400.00
EQUITY ONE, INCORPORATED                               4205 CHIPPENDALE STREET    PHILADELPHIA    PA      19136    261002   33750.00
EQUITY ONE, INCORPORATED                               RD1 BOX 260A               NORTHUMBERL     PA      17857    160930   82000.00
EQUITY ONE, INCORPORATED                               2617 SOUTH 16TH STREET     PHILADELPHIA    PA      19145     60930   40000.00
EQUITY ONE, INCORPORATED                               818 PENNSYLVANIA AVE       PROSPECT PARK   PA      19076    261001   90000.00
EQUITY ONE, INCORPORATED                               115 SOUTH EASTVIEW AVE     FEASTERVILLE    PA      19053    260927  114500.00
EQUITY ONE, INCORPORATED                               1315 BUTTERFIELD LANE      BENSALEM        PA      19020    261010  124000.00
EQUITY ONE, INCORPORATED                               352 MADISON STREET         WILKES-BARRE    PA      18702    261017   44400.00
EQUITY ONE, INCORPORATED                               115 FAIRVIEW ROAD          CLARKS SUMMIT   PA      18411    261011   91600.00
EQUITY ONE, INCORPORATED                               177 GRAMERCY ROAD          BALA CYNWYD     PA      19004    261022  386000.00
EQUITY ONE, INCORPORATED                               41 CROWN ROAD              LEVITTOWN       PA      19057    111023   50000.00
EQUITY ONE, INCORPORATED                               188 S KENWOOD DR           LEVITTOWN       PA      19054    111018   71500.00
EQUITY ONE, INCORPORATED                               1075 W LAFAYETTE STREET    EASTON          PA      18042    160913  120000.00
EQUITY ONE, INCORPORATED                               HUNTERS WOOD DR            E STROUDSBURG   PA      18301    260916   76000.00
EQUITY ONE, INCORPORATED                               67 MANOR HILL DRIVE        POCONO PINE     PA      18350    261002   95000.00
EQUITY ONE, INCORPORATED                               876 FUHRMAN MILL ROAD      HANOVER         PA      17331    160930  112000.00
EQUITY ONE, INCORPORATED                               4943 FRANKFORD AVE         PHILADELPHIA    PA      19124    211004   52000.00
EQUITY ONE, INCORPORATED                               4945 FRANKFORD AVE         PHILADELPHIA    PA      19124    211004   48750.00
EQUITY ONE, INCORPORATED                               59 RAMBLER LANE            LEVITTOWN       PA      19055    261017   82400.00
EQUITY ONE, INCORPORATED                               89 HOLSTEIN DRIVE          PARKESBURG      PA      19365    111017  108000.00
EQUITY ONE, INCORPORATED                               103 MOUNT HOPE ROAD        LINCOLN         PA      19352    161017  135200.00
EQUITY ONE, INCORPORATED                               203 OAK STREET             AMBLER          PA      19002    261018   46500.00
EQUITY ONE, INCORPORATED                               4557 MILLER DRIVE          MT JOY          PA      17552    261023   80000.00
EQUITY ONE, INCORPORATED                               RD #5 BOX 23 B             SELINSGROVE     PA      17807    261022   65600.00
EQUITY ONE, INCORPORATED                               4030 WALBERT AVENUE        ALLENTOWN       PA      18104    261022  175000.00
EQUITY ONE, INCORPORATED                               3747 SUSAN LANE            BROOKHAVEN      PA      19015    261022  110400.00
EQUITY ONE, INCORPORATED                               1398 ABBEY WAY             BENSALEM        PA      19020    161023   93500.00
EQUITY ONE, INCORPORATED                               823 SHAVERTOWN ROAD        BOOTHWYN        PA      19061    261024  112500.00
EQUITY ONE, INCORPORATED                               1027 N VALLEY FORGE ROAD   DEVON           PA      19333    261024   58100.00
EQUITY ONE, INCORPORATED                               255 SOUTH 24TH STREET      PHILADELPHIA    PA      19103    261024   60000.00
EQUITY ONE, INCORPORATED                               1210 ASHBRIDGE ROAD        WEST CHESTER    PA      19382    261031  267000.00
EQUITY ONE, INCORPORATED                               81 LYNBROOK DRIVE          YORK            PA      17402    261025  105000.00
EQUITY ONE, INCORPORATED                               76 CAREY AVE               WILKES BARRE    PA      18702    111112   62000.00
EQUITY ONE, INCORPORATED                               303 ROSE LANE              POCONO TWP      PA      18321    111115   60000.00
EQUITY ONE, INCORPORATED                               4547 DEVONSHIRE DRIVE      CENTER VALLEY   PA      18034    111120  100000.00
EQUITY ONE, INCORPORATED                               RR2 BOX 58 ROCKPORT ROAD   WEATHERLY       PA      18255    261125  116250.00
EQUITY ONE, INCORPORATED                               132 WEST CENTRAL AVE       E BANGOR        PA      18013    261125   86700.00
EQUITY ONE, INCORPORATED                               10-11 TOBYHANNA ROAD       GOULDSBORO      PA      18344    261121   81250.00
EQUITY ONE, INCORPORATED                               8336 BUCKINGHAM CIRCLE     TOBYHANNA       PA      18466    261126  123200.00
EQUITY ONE, INCORPORATED                               3342 KAYWOOD DRIVE         EASTON          PA      18045    261126   85200.00
EQUITY ONE, INCORPORATED                               223 FIELD RIDGE DRIVE      SHAVERTOWN      PA      18708    261127  270000.00
EQUITY ONE, INCORPORATED                               1003 INGRAM COURT          AMBLER          PA      19002    261122  149200.00
EQUITY ONE, INCORPORATED                               329 HAMPDEN ROAD           UPPER DARBY     PA      19082    261122   45000.00
EQUITY ONE, INCORPORATED                               345 S ANN STREET           LANCASTER       PA      17602    261025   31000.00
EQUITY ONE, INCORPORATED                               1516 EASTON AVE            BETHLEHEM       PA      18017    261025  103500.00
EQUITY ONE, INCORPORATED                               820 OLD LINCOLN HIGHWAY    LANGHORNE       PA      19047    161030  112000.00
EQUITY ONE, INCORPORATED                               15 SOUTH WHISPER LANE      NEW HOLLAND     PA      17557    261030   62000.00
EQUITY ONE, INCORPORATED                               1003 KESSLER DRIVE         SHIPPENSBURG    PA      17257    111104   64800.00
EQUITY ONE, INCORPORATED                               2096 HEATHER ROAD          FOLCROFT        PA      19032    261101   72000.00
EQUITY ONE, INCORPORATED                               2604 S MAIN STREET         WILKES BARRE    PA      18706    161104   68400.00
EQUITY ONE, INCORPORATED                               RD #6 BOX 531 MT ZION ROAD LEBANON         PA      17046    261108   75000.00
EQUITY ONE, INCORPORATED                               559 FOREST HILL DRIVE      HAZELTON        PA      18201    261108  110400.00
EQUITY ONE, INCORPORATED                               30 ROSEWOOD DRIVE          HARRISBURG      PA      17109    161113   76200.00
EQUITY ONE, INCORPORATED                               40 W MAIN STREET           BROWNSTOWN      PA      17508    161120   65250.00
EQUITY ONE, INCORPORATED                               1240 DAHLIA ROAD           WARMINSTER      PA      18974    261118  121200.00
EQUITY ONE, INCORPORATED                               41 HOWLEY DRIVE            MORRISVILLE     PA      19067    261120  116000.00
EQUITY ONE, INCORPORATED                               513 WEST CHESTNUT STREET   POTTSTOWN       PA      19464    161121   42000.00
EQUITY ONE, INCORPORATED                               4937 PORTICO STREET        PHILADELPHIA    PA      19144    111122   18000.00
EQUITY ONE, INCORPORATED                               4935 PORTICO ST            PHILADELPHIA    PA      19144    111122   18000.00
EQUITY ONE, INCORPORATED                               43 POCONO HEIGHTS          E STROUDSBURG   PA      18301    261127  102000.00
EQUITY ONE, INCORPORATED                               1627 SPRUCE ST  UNIT 4     PHILADELPHIA    PA      19107    261202   35000.00
EQUITY ONE, INCORPORATED                               1665 ARNOLD AVE            WILLOW GROVE    PA      19090    261202   89600.00
EQUITY ONE, INCORPORATED                               201 EAST RIDGERS STREET    RIDLEY PARK     PA      19078    261127   36300.00
EQUITY ONE, INCORPORATED                               5 HEATHER COURT            READING         PA      19606    261209  114750.00

SELLER                                                 PRIN BAL    1STDUE    PYMT    ORGLTV   OCC  PROP  RATE     PURP DOC  SRVFEE
EQUITY ONE, INCORPORATED                               135936.85   960929    1196.88  75.00   N    1     0.09990  2    3    0.0050
EQUITY ONE, INCORPORATED                               109712.42   961009    1046.72  79.71   O    1     0.10990  2    1    0.0050
EQUITY ONE, INCORPORATED                                44787.48   961005     354.02  27.44   O    1     0.08750  2    1    0.0050
EQUITY ONE, INCORPORATED                                94793.51   961009     783.19  80.00   O    1     0.09250  2    1    0.0050
EQUITY ONE, INCORPORATED                                77583.47   960926     613.63  74.29   O    1     0.08750  2    1    0.0050
EQUITY ONE, INCORPORATED                               129141.00   961009    1155.89  80.00   O    1     0.08750  2    1    0.0050
EQUITY ONE, INCORPORATED                               102392.99   961012     920.74  79.65   O    1     0.10250  2    3    0.0050
EQUITY ONE, INCORPORATED                                37644.09   961011     331.44  68.73   N    1     0.09990  1    1    0.0050
EQUITY ONE, INCORPORATED                                62782.25   961017     564.54  75.00   O    1     0.10250  2    3    0.0050
EQUITY ONE, INCORPORATED                               609696.25   961013    5598.20  54.40   N    5     0.10500  1    3    0.0050
EQUITY ONE, INCORPORATED                                93453.44   961024     875.14  75.00   O    1     0.10750  2    3    0.0050
EQUITY ONE, INCORPORATED                               137662.13   961025    1088.79  80.00   O    1     0.08750  2    1    0.0050
EQUITY ONE, INCORPORATED                                33653.66   961102     308.72  71.81   N    1     0.10500  2    1    0.0050
EQUITY ONE, INCORPORATED                                81052.39   961030     764.35  80.00   O    1     0.09500  2    1    0.0050
EQUITY ONE, INCORPORATED                                38301.37   961030     506.49  48.78   O    1     0.08990  2    1    0.0050
EQUITY ONE, INCORPORATED                                89610.05   961101     723.51  71.43   O    1     0.08990  2    1    0.0050
EQUITY ONE, INCORPORATED                               114073.92   961027     996.37  88.08   O    1     0.09900  1    1    0.0050
EQUITY ONE, INCORPORATED                               123640.43   961110    1274.53  80.00   O    1     0.11990  1    1    0.0050
EQUITY ONE, INCORPORATED                                44275.90   961117     389.31  80.00   O    1     0.09990  2    1    0.0050
EQUITY ONE, INCORPORATED                                91241.01   961111     736.38  79.65   O    1     0.08990  1    1    0.0050
EQUITY ONE, INCORPORATED                               384897.27   961122    3316.34  74.95   O    1     0.09750  2    1    0.0050
EQUITY ONE, INCORPORATED                                49153.27   961123     544.98  46.08   O    1     0.10250  2    3    0.0050
EQUITY ONE, INCORPORATED                                70393.96   961118     823.93  65.00   O    1     0.11250  1    3    0.0050
EQUITY ONE, INCORPORATED                               118477.98   961013    1060.45  80.00   O    1     0.08750  2    1    0.0050
EQUITY ONE, INCORPORATED                                75723.09   961016     666.95  54.29   O    1     0.10000  1    3    0.0050
EQUITY ONE, INCORPORATED                                93829.40   961102     832.99  54.29   O    1     0.09990  2    3    0.0050
EQUITY ONE, INCORPORATED                               110688.25   961030     989.76  74.67   O    1     0.08750  2    3    0.0050
EQUITY ONE, INCORPORATED                                51817.18   961104     566.98  65.00   N   64     0.12500  1    1    0.0050
EQUITY ONE, INCORPORATED                                48578.56   961104     531.55  65.00   N   64     0.12500  2    1    0.0050
EQUITY ONE, INCORPORATED                                81893.44   961117     648.24  79.23   O    1     0.08750  2    1    0.0050
EQUITY ONE, INCORPORATED                               105911.45   961117    1079.40  79.41   O    1     0.08750  2    1    0.0050
EQUITY ONE, INCORPORATED                               133704.54   961117    1194.78  80.00   O    1     0.08750  2    1    0.0050
EQUITY ONE, INCORPORATED                                46349.31   961118     373.81  68.89   O    1     0.08990  1    1    0.0050
EQUITY ONE, INCORPORATED                                79717.94   961123     672.68  80.00   O    1     0.09500  2    1    0.0050
EQUITY ONE, INCORPORATED                                65329.92   961122     516.08  80.00   O    1     0.08750  2    1    0.0050
EQUITY ONE, INCORPORATED                               174257.17   961122    1503.52  70.00   O    1     0.09750  1    3    0.0050
EQUITY ONE, INCORPORATED                               110049.45   961122     968.84  80.00   O    1     0.10000  2    1    0.0050
EQUITY ONE, INCORPORATED                                89966.01   961123     826.27  79.24   O    1     0.08750  2    1    0.0050
EQUITY ONE, INCORPORATED                               112109.06   961124    1008.11  70.31   O    1     0.10250  1    3    0.0050
EQUITY ONE, INCORPORATED                                57934.01   961124     499.17  70.00   N    4     0.09750  2    1    0.0050
EQUITY ONE, INCORPORATED                                58950.86   961124     537.66  55.56   N    1     0.10250  2    3    0.0050
EQUITY ONE, INCORPORATED                               265928.69   961130    2124.37  70.26   O    1     0.08875  2    1    0.0050
EQUITY ONE, INCORPORATED                               104683.75   961125     940.91  65.63   O    1     0.10250  1    1    0.0050
EQUITY ONE, INCORPORATED                                60825.89   961212     628.48  80.00   O    1     0.08990  2    1    0.0050
EQUITY ONE, INCORPORATED                                58863.82   961215     608.20  73.17   O    1     0.08990  1    1    0.0050
EQUITY ONE, INCORPORATED                                98382.97   961220    1013.67  33.11   O    1     0.08990  2    1    0.0050
EQUITY ONE, INCORPORATED                               115860.99   961225     934.54  75.00   O    1     0.08990  2    1    0.0050
EQUITY ONE, INCORPORATED                                86504.14   961225     760.21  85.00   O    1     0.09990  2    3    0.0050
EQUITY ONE, INCORPORATED                                81029.31   961221     712.43  64.48   N    5     0.09990  2    1    0.0050
EQUITY ONE, INCORPORATED                               122787.73   961226     990.41  80.00   O    1     0.08990  2    1    0.0050
EQUITY ONE, INCORPORATED                                84914.87   961226     684.93  80.00   O    1     0.08990  2    1    0.0050
EQUITY ONE, INCORPORATED                               269359.83   961227    2319.72  51.43   O    1     0.09750  2    3    0.0050
EQUITY ONE, INCORPORATED                               148726.89   961222    1227.43  78.53   O    1     0.09250  1    1    0.0050
EQUITY ONE, INCORPORATED                                44877.81   961222     394.57  69.23   N    1     0.09990  2    1    0.0050
EQUITY ONE, INCORPORATED                                30890.73   961125     260.66  20.67   N   51     0.09500  2    1    0.0050
EQUITY ONE, INCORPORATED                               103204.40   961125     946.76  90.00   O    1     0.10500  2    1    0.0050
EQUITY ONE, INCORPORATED                               110688.25   961130     989.76  80.00   O    1     0.08750  2    1    0.0050
EQUITY ONE, INCORPORATED                                61782.05   961130     487.75  73.37   O    3     0.08750  1    1    0.0050
EQUITY ONE, INCORPORATED                                63338.71   961204     647.64  80.00   O    1     0.08750  1    1    0.0050
EQUITY ONE, INCORPORATED                                71824.55   961201     658.61  90.00   O    1     0.10500  2    1    0.0050
EQUITY ONE, INCORPORATED                                67865.56   961204     671.44  80.00   O    1     0.10250  2    1    0.0050
EQUITY ONE, INCORPORATED                                74774.24   961208     630.64  43.86   O    1     0.09500  2    1    0.0050
EQUITY ONE, INCORPORATED                               110067.69   961208     928.30  78.86   O    1     0.09500  1    1    0.0050
EQUITY ONE, INCORPORATED                                75480.41   961213     673.39  80.00   O    1     0.08750  2    1    0.0050
EQUITY ONE, INCORPORATED                                64756.29   961220     651.44  75.00   O    1     0.10500  2    1    0.0050
EQUITY ONE, INCORPORATED                               120815.69   961218     997.08  72.14   O    1     0.09250  1    1    0.0050
EQUITY ONE, INCORPORATED                               115650.11   961220     974.54  80.00   O    1     0.09490  1    1    0.0050
EQUITY ONE, INCORPORATED                                41603.97   961221     391.50  63.64   O    5     0.09500  2    1    0.0050
EQUITY ONE, INCORPORATED                                17748.70   961222     198.97  75.00   N    1     0.10500  2    1    0.0050
EQUITY ONE, INCORPORATED                                17745.67   961222     198.97  75.00   N    1     0.10500  2    1    0.0050
EQUITY ONE, INCORPORATED                               101600.16   961227     819.98  80.00   O    1     0.08990  2    1    0.0050
EQUITY ONE, INCORPORATED                                34929.22   970101     320.16  31.82   O    4     0.10500  2    3    0.0050
EQUITY ONE, INCORPORATED                                89300.16   970102     720.30  80.00   O    1     0.08990  2    1    0.0050
EQUITY ONE, INCORPORATED                                36218.18   961227     318.29  77.23   N    1     0.09990  1    1    0.0050
EQUITY ONE, INCORPORATED                               114530.09   970109    1071.17  75.00   O    1     0.10750  2    3    0.0050

SELLER                                                 LOAN#   B1LAST          B1FIRST     B1MID   B2LAST        B2FIRST     B2MID
EQUITY ONE, INCORPORATED                               80282   CORRIGAN        TERRANCE    H
EQUITY ONE, INCORPORATED                               80290   STARLING        JANICE      M       STARLING      MCKENZIE
EQUITY ONE, INCORPORATED                               80297   FARESE          STELLA      M
EQUITY ONE, INCORPORATED                               80299   FEENEY          BRIAN       S
EQUITY ONE, INCORPORATED                               80300   MOONEY          MARGARET    A       MOONEY        THOMAS      W
EQUITY ONE, INCORPORATED                               80304   MATTIS          CHRISTINE   L
EQUITY ONE, INCORPORATED                               80313   LAFORGIA        RAFFAEL     E       LAFORGIA      PALMA
EQUITY ONE, INCORPORATED                               80317   GILLIGAN        MICHEAL     S
EQUITY ONE, INCORPORATED                               80323   FLORA           ROBERT      D       FLORA         DOLORES
EQUITY ONE, INCORPORATED                               80340   HELLINGS        KENNETH             HELLINGS      JOYCE
EQUITY ONE, INCORPORATED                               80351   WINWOOD         FAITHGALE           PFAHL         KENNETH
EQUITY ONE, INCORPORATED                               80373   SIMEONE         MARIO               SIMEONE       MICHAEL
EQUITY ONE, INCORPORATED                               80376   HORNBAKER       JEFFREY     A       HORNBAKER     CARRIE      L
EQUITY ONE, INCORPORATED                               80413   TRILL           JOHN        J
EQUITY ONE, INCORPORATED                               80428   STEPHENS        THOMAS              STEPHENS      PAM
EQUITY ONE, INCORPORATED                               80494   CAMP            CHARLES     D       CAMP          MARNETTE    J
EQUITY ONE, INCORPORATED                               80529   MINICHINO       BENJAMIN    P       MINICHINO     MICHAELE    C
EQUITY ONE, INCORPORATED                               80531   ROBBINS         HARRY       E       ROBBINS       SUSAN
EQUITY ONE, INCORPORATED                               80546   WAGNER          CHARLES             WAGNER        SUSAN
EQUITY ONE, INCORPORATED                               80562   GRANT           RONALD      R       GRANT         KELLY       J
EQUITY ONE, INCORPORATED                               80568   EISELE          ANNA        MARIE   RUPP          REGINA
EQUITY ONE, INCORPORATED                               80575   FOSKEY          JOHN                FOSKEY        LILLIAN
EQUITY ONE, INCORPORATED                               80622   DAVIS           PENNY       ANN
EQUITY ONE, INCORPORATED                               80640   LYONS           JEFFERY             LYONS         NANCY
EQUITY ONE, INCORPORATED                               80753   HARDING         JAMES       T       HARDING       VERONICA    M
EQUITY ONE, INCORPORATED                               80761   REED            TERRENCE    A       REED          CHRISTINE
EQUITY ONE, INCORPORATED                               80763   GOVAN           DORALENE    H
EQUITY ONE, INCORPORATED                               80773   THOMPSON        WILLIAM             THOMPSON      DOROTHY
EQUITY ONE, INCORPORATED                               80796   GOSDIN          WARREN      E
EQUITY ONE, INCORPORATED                               80821   MONGE           ALFREDO
EQUITY ONE, INCORPORATED                               80825   HOLZMAN         DAVID       L       HOLZMAN       VALERIE     J
EQUITY ONE, INCORPORATED                               80850   SEMONSKI        DEBRA
EQUITY ONE, INCORPORATED                               80876   NEGRON          INDALECIO           NEGRON        LUZ
EQUITY ONE, INCORPORATED                               80885   BROWN           ADAM        PAUL    BROWN         ELLEN
EQUITY ONE, INCORPORATED                               80897   QUOOS           HOWARD
EQUITY ONE, INCORPORATED                               80900   RUSSIN          DAVID       J
EQUITY ONE, INCORPORATED                               80902   TOTTEN          STEVEN      L
EQUITY ONE, INCORPORATED                               80917   INGENITO        MICHAEL     A
EQUITY ONE, INCORPORATED                               80919   TOZZI           IDA
EQUITY ONE, INCORPORATED                               80928   NICKEY          EDWIN       S
EQUITY ONE, INCORPORATED                               80929   LISI            MARY
EQUITY ONE, INCORPORATED                               80931   SHIELD          SAMANTHA    M
EQUITY ONE, INCORPORATED                               80936   BRADLEY         BEVERLY     M
EQUITY ONE, INCORPORATED                               80938   ZEARFOSS        BRUCE       A
EQUITY ONE, INCORPORATED                               80940   RUNKLE          LAMAR               RUNKLE        BETTY
EQUITY ONE, INCORPORATED                               80941   KUROPATWA       THOMAS      A
EQUITY ONE, INCORPORATED                               80955   SMITH           MICHAEL     J
EQUITY ONE, INCORPORATED                               80957   GURSKY          MITCHELL            GURSKY        SHARON
EQUITY ONE, INCORPORATED                               80961   GURSKY          MITCHELL            GURSKY        SHARON
EQUITY ONE, INCORPORATED                               80968   UMPHREY         ALBERT      W       UMPHREY       LAURIE      L
EQUITY ONE, INCORPORATED                               80972   CAREY           GLENN       A       CAREY         CYNTHIA     L
EQUITY ONE, INCORPORATED                               80985   CULBREATH       ELLIE
EQUITY ONE, INCORPORATED                               81018   LYNCH           JOHN        J       LYNCH         BONNY       K
EQUITY ONE, INCORPORATED                               81019   SCOTT           BRYAN       T       SCOTT         PATRICIA    L
EQUITY ONE, INCORPORATED                               81023   GORDON          RICHARD             GORDON        DEBORAH
EQUITY ONE, INCORPORATED                               81026   GERST           EDWARD      L
EQUITY ONE, INCORPORATED                               81111   GERST           GLORIA      TILLERY
EQUITY ONE, INCORPORATED                               81131   WHITE           STEVE               WHITE         VALERIE
EQUITY ONE, INCORPORATED                               81139   FLETCHER        EDGAR       C       FLETCHER      EVELYN      M
EQUITY ONE, INCORPORATED                               81149   SHELLHAMER      RICHARD             SHELLHAMER    MARIANNE
EQUITY ONE, INCORPORATED                               81153   FINKBINER       TIMOTHY     R       FINKBINER     IRIS        B
EQUITY ONE, INCORPORATED                               81168   ZABOR           MARK        JOSEPH  ZABER         JULIE       EILEEN
EQUITY ONE, INCORPORATED                               81174   BEAMS           TIMOTHY     J
EQUITY ONE, INCORPORATED                               81184   ESHLEMAN        WILBUR      B       ESHLEMAN      JILL        H
EQUITY ONE, INCORPORATED                               81232   HEALEY          THOMAS      S       HEALEY        CARRIE      A
EQUITY ONE, INCORPORATED                               81234   GIORDANO        PETER               GIORDANO      MARIA
EQUITY ONE, INCORPORATED                               81241   COLLOM          GERALD              COLLOM        AGNES
EQUITY ONE, INCORPORATED                               81246   TAYLOR          TONYA
EQUITY ONE, INCORPORATED                               81247   SUTER           MARK        M
EQUITY ONE, INCORPORATED                               81248   SUTER           MARK        M
EQUITY ONE, INCORPORATED                               81249   ZGURA           WILLIAM     E       STANTON       CHRISTINE
EQUITY ONE, INCORPORATED                               81250   WALKER          ANN
EQUITY ONE, INCORPORATED                               81251   WALKER          ANN
EQUITY ONE, INCORPORATED                               81252   WALKER          ANN         G
EQUITY ONE, INCORPORATED                               81267   COLLAZO         ANNE        L

SELLER                                                 PROPERTY ADDRESS           CITY            STATE   ZIP      MATURE  LOANAMT
EQUITY ONE, INCORPORATED                               3349 FRANKFORD AVE         PHILADELPHIA    PA      19134    261211   34000.00
EQUITY ONE, INCORPORATED                               5212 NORTH SYDENHAM STREET PHILADELPHIA    PA      19141    161211   45600.00
EQUITY ONE, INCORPORATED                               2121 S WOODSTOCK STREET    PHILADELPHIA    PA      19145    111213   38500.00
EQUITY ONE, INCORPORATED                               23 HASTINGS AVE            HAVERTOWN       PA      19083    261216  124000.00
EQUITY ONE, INCORPORATED                               534 HILLCREST AVENUE       GLENSIDE        PA      19038    261213  140000.00
EQUITY ONE, INCORPORATED                               1106 FORD STREET           W CONSHOHOCK    PA      19428    261206   51000.00
EQUITY ONE, INCORPORATED                               ROUTE 534                  ALBRIGHTSVILLE  PA      18210    261210   52000.00
EQUITY ONE, INCORPORATED                               4513 DEVEREAUX AVE         PHILADELPHIA    PA      19135    261211   38700.00
EQUITY ONE, INCORPORATED                               143 APPLEDALE ROAD         AUDUBON         PA      19403    261209   80000.00
EQUITY ONE, INCORPORATED                               1901 SHASTA CIRCLE         MORTON          PA      19070    261213  141750.00
EQUITY ONE, INCORPORATED                               245 S GULPH ROAD           KING OF PRUSSIA PA      19406    261220   95000.00
EQUITY ONE, INCORPORATED                               33 OUTLOOK LANE            LEVITTOWN       PA      19055    261219   63000.00
EQUITY ONE, INCORPORATED                               RD 1                       MCVEYTOWN       PA      17051    261220   47200.00
EQUITY ONE, INCORPORATED                               723 BEECH AVE              GLENOLDEN       PA      19036    161125   68800.00
EQUITY ONE, INCORPORATED                               2425 HIGH POINT DRIVE      BETHLEHEM       PA      18017    261125  160000.00
EQUITY ONE, INCORPORATED                               217 E MAIN STREET          EPHRATA         PA      17522    261204   89250.00
EQUITY ONE, INCORPORATED                               109 SHERFIELD COURT        ELIZABETHTOWN   PA      17022    261202   68200.00
EQUITY ONE, INCORPORATED                               259 N OLDS BLVD            FAIRLESS HILLS  PA      19030    261204  113600.00
EQUITY ONE, INCORPORATED                               401 N BUCKTHORN            LANGHORNE       PA      19047    261204   95000.00
EQUITY ONE, INCORPORATED                               507 BIRCHWOOD DRIVE        TANNERSVILLE    PA      18372    261211  140000.00
EQUITY ONE, INCORPORATED                               RD# 1 BOX 72 N CAMP STREET WINDSOR         PA      17366    261212   93750.00
EQUITY ONE, INCORPORATED                               866 PINE ROAD              WARMINSTER      PA      18974    111213   78000.00
EQUITY ONE, INCORPORATED                               13 NEELD LANE              ASTON           PA      19014    261217   63000.00
EQUITY ONE, INCORPORATED                               3234 GREEN STREET          HARRISBURG      PA      17110    261216   61600.00
EQUITY ONE, INCORPORATED                               13 COLONIAL CT             BOOTHWYN        PA      19061    161220  116000.00
EQUITY ONE, INCORPORATED                               1727 TILIA CIRCLE          CHESTER         PA      19013    111223   48700.00
EQUITY ONE, INCORPORATED                               742 HAMILTON STREET        LANCASTER       PA      17602    261226   57400.00
EQUITY ONE, INCORPORATED                               240 HOFFMAN RAOD           RIDLEY PARK     PA      19078    261226   46200.00
EQUITY ONE, INCORPORATED                               399 MOORESTOWN DRIVE       BATH            PA      18014    261227  152000.00
EQUITY ONE, INCORPORATED                               106 PENNSYLVANIA AVE       MATAMORAS       PA      18337    161220   25000.00
EQUITY ONE, INCORPORATED                               124 S REBECCA AVE          SCRANTON        PA      18504    261226   66000.00
EQUITY ONE, INCORPORATED                               BOX 1003 BEAR SWAMP        MARSHALLS C     PA      18335    270103  103000.00
EQUITY ONE, INCORPORATED                               8794 COUNTRY PLACE DRIVE   TOBYHANNA       PA      18466    270106   98400.00
EQUITY ONE, INCORPORATED                               4529 WILDE STREET          PHILADELPHIA    PA      19128    261231   55000.00
EQUITY ONE, INCORPORATED                               350 EAST GROVE ST          NANTICOKE       PA      18634    270113   50400.00
EQUITY ONE, INCORPORATED                               51 NEWPORT STREET          GLEN LYON       PA      18617    270113   46000.00
EQUITY ONE, INCORPORATED                               LOT 106 FRANKLIN AVE       SAYLORSBURG     PA      18353    270108  133200.00
EQUITY ONE, INCORPORATED                               1902 WEATHERSTONE DRIVE    PAOLI           PA      19301    270110  146250.00
EQUITY ONE, INCORPORATED                               2818 EDGEMONT STREET       PHILADELPHIA    PA      19134    270114   50000.00
EQUITY ONE, INCORPORATED                               322 KENNETT PIKE           MENDENHALL      PA      19357    270114   42000.00
EQUITY ONE, INCORPORATED                               143-145 S EVERETT STREET   SCRANTON        PA      18504    170121   45000.00
EQUITY ONE, INCORPORATED                               2505 SOUTH 77TH STREET     PHILADELPHIA    PA      19142    270115   38000.00
EQUITY ONE, INCORPORATED                               7917 WOOLSTON AVE          PHILADELPHIA    PA      19150    270116   55900.00
EQUITY ONE, INCORPORATED                               639 MEADOW DRIVE           LEBANON         PA      17042    270210   62400.00
EQUITY ONE, INCORPORATED                               RD 2 BOX 250               WATSONTOWN      PA      17777    270122   80000.00
EQUITY ONE, INCORPORATED                               PETCHES LANE               SHOHOLA         PA      18458    270117   54600.00
EQUITY ONE, INCORPORATED                               87 WALDEN ROAD             LEBANON         PA      17042    270127  193600.00
EQUITY ONE, INCORPORATED                               705-707 MAIN STREET        SCRANTON        PA      18508    270121   64000.00
EQUITY ONE, INCORPORATED                               609 S MAIN STREET          SCRANTON        PA      18504    120127   65000.00
EQUITY ONE, INCORPORATED                               49 BOROUGH STREET          E STROUDSBURG   PA      18301    270121   64000.00
EQUITY ONE, INCORPORATED                               500 ANALOMINK ROAD         E STROUDSBURG   PA      18301    270201  106000.00
EQUITY ONE, INCORPORATED                               262 W ZERALDA STREET       PHILADELPHIA    PA      19144    270201   38400.00
EQUITY ONE, INCORPORATED                               10 SOUTH BONSALL AVE       GLENOLDEN       PA      19036    120106   75000.00
EQUITY ONE, INCORPORATED                               174 PASCHALL MILL ROAD     WEST GROVE      PA      19390    270106  106400.00
EQUITY ONE, INCORPORATED                               55 TIMBER LANE             LEVITTOWN       PA      19054    170106  106400.00
EQUITY ONE, INCORPORATED                               302 VERNON STREET          MEDIA           PA      19063    270102   90000.00
EQUITY ONE, INCORPORATED                               234 BROOKE STREET          MEDIA           PA      19063    170113   80000.00
EQUITY ONE, INCORPORATED                               407 MITCHELL STREET        RIDLEY PARK     PA      19078    270113  128000.00
EQUITY ONE, INCORPORATED                               207 OSBORNE AVE            MORRISVILLE     PA      19067    270113   75000.00
EQUITY ONE, INCORPORATED                               144 HILLCROFT WAY          NEWTOWN         PA      18940    270116  100000.00
EQUITY ONE, INCORPORATED                               1655 SLATE HILL ROAD       DRUMERE         PA      17518    170117   98400.00
EQUITY ONE, INCORPORATED                               642 CONCORD ROAD           CONCORDVILLE    PA      19331    270120  114400.00
EQUITY ONE, INCORPORATED                               529 W MAIN STREET          PEN ARGYL       PA      18072    270121   72000.00
EQUITY ONE, INCORPORATED                               118 W MAIN STREET          PARKESBURG      PA      19365    120123   68000.00
EQUITY ONE, INCORPORATED                               1054 N WEBSTER AVE         SCRANTON        PA      18510    270203   76000.00
EQUITY ONE, INCORPORATED                               4342 KING GEORGE DRIVE     NAZARETH        PA      18064    270204  129500.00
EQUITY ONE, INCORPORATED                               681 PARK ROAD              WEST POINT      PA      19486    270201  121500.00
EQUITY ONE, INCORPORATED                               28 CHURCH STREET           WILLOW GROVE    PA      19090    270201   72250.00
EQUITY ONE, INCORPORATED                               315 NORTH FULTON STREET    ALLENTOWN       PA      18102    270201   51200.00
EQUITY ONE, INCORPORATED                               611 NORTH 12TH STREET      ALLENTOWN       PA      18102    270201   52400.00
EQUITY ONE, INCORPORATED                               235 TOWNSHIP LINE ROAD     UPPER DARBY     PA      19082    270202   61200.00
EQUITY ONE, INCORPORATED                               366 WASHINGTON AVE         JERMYN          PA      18433    270201   30000.00
EQUITY ONE, INCORPORATED                               368 WASHINGTON AVE         JERMYN          PA      18433    270201   55000.00
EQUITY ONE, INCORPORATED                               1227 LIVEY ST              JESSUP          PA      18403    270205  138400.00
EQUITY ONE, INCORPORATED                               9576 MILLWOOD DRIVE        TOBYHANNA       PA      18466    270210   64000.00

SELLER                                                 PRIN BAL    1STDUE    PYMT     ORGLTV   OCC  PROP  RATE     PURP DOC  SRVFEE
EQUITY ONE, INCORPORATED                                 33886.22   970111    273.33   80.00   O     5    0.08990  2    1    0.0050
EQUITY ONE, INCORPORATED                                 45252.94   970111    409.98   80.00   O     1    0.08990  2    1    0.0050
EQUITY ONE, INCORPORATED                                 38078.61   970113    443.65   80.21   O     1    0.11250  2    1    0.0050
EQUITY ONE, INCORPORATED                                123749.25   970116   1134.28   78.98   O     1    0.10500  2    1    0.0050
EQUITY ONE, INCORPORATED                                139611.08   970113   1125.46   80.00   O     1    0.08990  2    1    0.0050
EQUITY ONE, INCORPORATED                                 50896.85   970106    466.52   69.86   O     1    0.10500  1    1    0.0050
EQUITY ONE, INCORPORATED                                 51851.81   970110    414.67   70.27   O     1    0.08900  1    1    0.0050
EQUITY ONE, INCORPORATED                                 38612.80   970111    339.33   74.42   N     1    0.09990  1    1    0.0050
EQUITY ONE, INCORPORATED                                 79789.41   970109    658.14   50.96   O     1    0.09250  2    1    0.0050
EQUITY ONE, INCORPORATED                                141430.53   970113   1242.91   75.00   N     1    0.09990  2    1    0.0050
EQUITY ONE, INCORPORATED                                 94827.12   970120    903.99   69.34   O     1    0.10990  2    3    0.0050
EQUITY ONE, INCORPORATED                                 62902.85   970119    635.93   68.48   N     1    0.11750  2    3    0.0050
EQUITY ONE, INCORPORATED                                 47068.88   970120    379.44   78.67   O     1    0.08990  1    1    0.0050
EQUITY ONE, INCORPORATED                                 66762.80   961225    607.99   80.00   O     1    0.08750  2    1    0.0050
EQUITY ONE, INCORPORATED                                159437.52   961225   1258.72   80.00   O     1    0.08750  2    1    0.0050
EQUITY ONE, INCORPORATED                                 87634.39   970104    734.24   85.00   O     1    0.09250  2    1    0.0050
EQUITY ONE, INCORPORATED                                 68029.60   970102    573.46   80.00   O     3    0.09500  2    1    0.0050
EQUITY ONE, INCORPORATED                                113268.42   970104    893.69   80.00   O     1    0.08750  2    1    0.0050
EQUITY ONE, INCORPORATED                                 94807.51   970104    868.29   73.08   O     1    0.10490  2    1    0.0050
EQUITY ONE, INCORPORATED                                139631.45   970111   1151.75   80.00   O     1    0.09250  2    1    0.0050
EQUITY ONE, INCORPORATED                                 93536.75   970112    822.03   75.00   O     1    0.09990  2    1    0.0050
EQUITY ONE, INCORPORATED                                 76930.40   970113    779.57   52.70   O     1    0.08750  2    1    0.0050
EQUITY ONE, INCORPORATED                                 62828.10   970117    495.62   63.64   O     1    0.08750  2    1    0.0050
EQUITY ONE, INCORPORATED                                 61428.88   970116    495.20   80.00   O     1    0.08990  2    1    0.0050
EQUITY ONE, INCORPORATED                                114986.48   970120   1025.10   80.00   O     1    0.08750  2    1    0.0050
EQUITY ONE, INCORPORATED                                 48046.20   970123    493.66   69.57   O     1    0.08990  2    1    0.0050
EQUITY ONE, INCORPORATED                                 57256.58   970126    482.65   79.72   O     1    0.09500  2    1    0.0050
EQUITY ONE, INCORPORATED                                 46097.90   970126    371.74   55.66   O     1    0.09000  2    1    0.0050
EQUITY ONE, INCORPORATED                                151512.28   970127   1332.79   80.00   O     1    0.09990  2    1    0.0050
EQUITY ONE, INCORPORATED                                 24862.24   970120    266.61   28.41   O     1    0.11500  2    1    0.0050
EQUITY ONE, INCORPORATED                                 65868.23   970126    554.96   78.57   O     5    0.09500  2    1    0.0050
EQUITY ONE, INCORPORATED                                102599.79   970203    942.18   84.77   O     1    0.10500  2    1    0.0050
EQUITY ONE, INCORPORATED                                 98126.64   970206    791.04   80.00   O     1    0.08990  2    1    0.0050
EQUITY ONE, INCORPORATED                                 54924.70   970131    534.19   61.11   N    51    0.11250  2    3    0.0050
EQUITY ONE, INCORPORATED                                 50288.40   970213    405.17   80.00   O     1    0.08990  2    1    0.0050
EQUITY ONE, INCORPORATED                                 45915.05   970213    403.34   80.70   O     1    0.09990  2    1    0.0050
EQUITY ONE, INCORPORATED                                132957.59   970208   1267.49   90.00   O     1    0.10990  1    1    0.0050
EQUITY ONE, INCORPORATED                                146049.69   970210   1420.47   65.00   N     3    0.11250  2    3    0.0050
EQUITY ONE, INCORPORATED                                 49910.21   970214    438.42   79.37   O     5    0.09990  2    1    0.0050
EQUITY ONE, INCORPORATED                                 39899.47   970214    368.27   50.30   O     1    0.09990  2    1    0.0050
EQUITY ONE, INCORPORATED                                 44722.82   970221    411.85   70.31   O     5    0.09240  2    1    0.0050
EQUITY ONE, INCORPORATED                                 37938.65   970215    347.32   77.55   O     1    0.10490  1    1    0.0050
EQUITY ONE, INCORPORATED                                 55825.03   970216    490.15   80.55   O     1    0.09990  1    1    0.0050
EQUITY ONE, INCORPORATED                                 62350.08   970310    570.33   80.00   O     1    0.10490  2    1    0.0050
EQUITY ONE, INCORPORATED                                 79822.87   970222    643.12   80.00   O     1    0.08990  2    1    0.0050
EQUITY ONE, INCORPORATED                                 54457.88   970217    561.62   68.25   O     1    0.12000  1    3    0.0050
EQUITY ONE, INCORPORATED                                193367.16   970227   1770.94   80.00   O     1    0.10500  2    3    0.0050
EQUITY ONE, INCORPORATED                                 63885.10   970221    561.17   70.33   N     5    0.09990  2    1    0.0050
EQUITY ONE, INCORPORATED                                 64304.51   970227    658.89   77.38   O     1    0.08990  2    1    0.0050
EQUITY ONE, INCORPORATED                                 63858.28   970221    514.50   80.50   O     1    0.08990  2    1    0.0050
EQUITY ONE, INCORPORATED                                105723.50   970301    852.14   80.00   O     1    0.08990  2    1    0.0050
EQUITY ONE, INCORPORATED                                 38341.38   970301    358.46   30.00   O     3    0.10750  2    3    0.0050
EQUITY ONE, INCORPORATED                                 74197.54   970206    760.25   78.95   O     1    0.08990  2    1    0.0050
EQUITY ONE, INCORPORATED                                106134.14   970206    894.67   80.00   O     1    0.09500  2    1    0.0050
EQUITY ONE, INCORPORATED                                105664.54   970206   1009.22   80.00   O     1    0.09750  2    1    0.0050
EQUITY ONE, INCORPORATED                                 89540.95   970202    708.03   78.26   O     1    0.08750  2    1    0.0050
EQUITY ONE, INCORPORATED                                 79174.86   970213    758.81   81.63   O     1    0.09750  2    1    0.0050
EQUITY ONE, INCORPORATED                                127758.19   970213   1099.72   80.00   O     1    0.09750  2    3    0.0050
EQUITY ONE, INCORPORATED                                 74858.31   970213    644.37   75.00   N     1    0.09750  2    1    0.0050
EQUITY ONE, INCORPORATED                                 99820.45   970216    876.83   80.00   O     3    0.09990  2    1    0.0050
EQUITY ONE, INCORPORATED                                 97778.95   970217    869.57   80.00   O     1    0.08750  1    1    0.0050
EQUITY ONE, INCORPORATED                                114146.68   970220    919.67   80.00   O     1    0.08990  1    1    0.0050
EQUITY ONE, INCORPORATED                                 71837.72   970221    631.32   80.00   O     5    0.09990  2    3    0.0050
EQUITY ONE, INCORPORATED                                 67256.72   970223    679.63   79.07   O     1    0.08750  2    1    0.0050
EQUITY ONE, INCORPORATED                                 75880.52   970303    624.68   83.52   O     6    0.09240  2    1    0.0050
EQUITY ONE, INCORPORATED                                129181.27   970304   1041.05   70.00   O     1    0.08990  2    1    0.0050
EQUITY ONE, INCORPORATED                                121353.88   970301   1111.41   89.34   O     5    0.10500  1    1    0.0050
EQUITY ONE, INCORPORATED                                 72172.02   970301    688.05   84.01   O     1    0.11000  1    1    0.0050
EQUITY ONE, INCORPORATED                                 51135.05   970301    458.80   78.17   N     3    0.10250  2    1    0.0050
EQUITY ONE, INCORPORATED                                 52333.51   970301    469.56   81.88   N     3    0.10250  2    1    0.0050
EQUITY ONE, INCORPORATED                                 61090.12   970302    536.62   82.70   O     1    0.09990  1    1    0.0050
EQUITY ONE, INCORPORATED                                 29956.52   970301    285.47   37.50   N    64    0.10990  2    1    0.0050
EQUITY ONE, INCORPORATED                                 54920.31   970301    523.36   68.75   N     1    0.10990  2    1    0.0050
EQUITY ONE, INCORPORATED                                138124.20   970305   1163.74   80.00   O     1    0.09500  2    1    0.0050
EQUITY ONE, INCORPORATED                                 63904.81   970310    538.15   64.00   O     1    0.09500  2    1    0.0050


SELLER                       LOAN# B1LAST         B1FIRST       B1MID   B2LAST         B2FIRST         B2MID
EQUITY ONE, INCORPORATED     81268 BRYAN          MARK          D       BRYAN          THERESA         A
EQUITY ONE, INCORPORATED     81272 SMITH          YVONNE        M
EQUITY ONE, INCORPORATED     81276 GALE           ROBERT                GALE           JUDITH
EQUITY ONE, INCORPORATED     81294 RODRIGUEZ      FAUSTO        O       RODRIGUEZ      MARLENE         L
EQUITY ONE, INCORPORATED     81295 JONES          DONALD        W       JONES          AMY             J
EQUITY ONE, INCORPORATED     81302 CHOI           JOO           WHAN    CHOI           CHOON           SYM
EQUITY ONE, INCORPORATED     81308 UBALDINI       RONALD        P       UBALDINI       DENISE
EQUITY ONE, INCORPORATED     81317 SPUDIS         ROBERT                SPUDIS         JOANNE
EQUITY ONE, INCORPORATED     81320 KAUR           BHUPINDER
EQUITY ONE, INCORPORATED     81332 FARRELL        LAWRENCE      M
EQUITY ONE, INCORPORATED     81337 JEFFREY        ROSE
EQUITY ONE, INCORPORATED     81356 WHEELER        ELLIOT        J       WHEELER        DANA            M
EQUITY ONE, INCORPORATED     81357 BIANCULLI      EDWARD        F       BIANCULLI      RONALD          A
EQUITY ONE, INCORPORATED     81358 NAUMAN         LEROY         A
EQUITY ONE, INCORPORATED     81365 MITSKY         THOMAS        J
EQUITY ONE, INCORPORATED     81373 CIUPINSKI      MATTHEW       K
EQUITY ONE, INCORPORATED     81374 BECKER         STEVEN                BECKER         AMY
EQUITY ONE, INCORPORATED     81377 WAGNER         KEITH
EQUITY ONE, INCORPORATED     81381 WAYMON-THREA   JEAN
EQUITY ONE, INCORPORATED     81384 NEWCOMB        JOSEPH                NEWCOMB        FLORENCE
EQUITY ONE, INCORPORATED     81389 KRATSA         GUS           P       KRATSA         DIANE           M
EQUITY ONE, INCORPORATED     81427 GUYER          THERESA       R
EQUITY ONE, INCORPORATED     81460 KIRLIN         RAYMOND       H       KIRLIN         ELLAN
EQUITY ONE, INCORPORATED     81461 KIRLIN         RAYMOND       H       KIRLIN         ELLA            N
EQUITY ONE, INCORPORATED     81469 VINT           LORRELEE      M
EQUITY ONE, INCORPORATED     81480 JACQUES        CHRIS                 DOYLE          LINDA
EQUITY ONE, INCORPORATED     81487 OCONNOR        DAVID                 OCONNOR        LAURIE
EQUITY ONE, INCORPORATED     81527 ROWLES         BRYAN         K       ROWLES         TARA            L
EQUITY ONE, INCORPORATED     81530 PIERRELUS      DESULIEN              PIERRELUS      SHIRLEY
EQUITY ONE, INCORPORATED     81562 BOND           DAVID         L       BOND           MARGARET        A
EQUITY ONE, INCORPORATED     81612 MINIO          SUSAN         C       MINIO          ANTHONY
EQUITY ONE, INCORPORATED     81634 DUBREE         ROBERT        J       DUBREE         KIMBERLY        A
EQUITY ONE, INCORPORATED     81647 PRICE          BRIAN         F       PRICE          COLLEEN         A
EQUITY ONE, INCORPORATED     81659 CUMMINSKEY     PATRICK
EQUITY ONE, INCORPORATED     81670 MACKARA        JOHN                  MACKARA        LOUISE
EQUITY ONE, INCORPORATED     81675 WARD           THOMAS                WARD           HELEN
EQUITY ONE, INCORPORATED     81676 BONINFANTE     ROLAND        P       BONINFANTE     ROSE            L
EQUITY ONE, INCORPORATED     81689 WHITMAN        FREDERICK             WHITMAN        MARIE
EQUITY ONE, INCORPORATED     81694 COUNTERMAN     LOIS          A
EQUITY ONE, INCORPORATED     81696 LANGDON        JOSEPH                LANGDON        JOANN
EQUITY ONE, INCORPORATED     81698 THOMAS         HOPE
EQUITY ONE, INCORPORATED     81699 KILLINO        PAUL                  KILLINO        TANYA
EQUITY ONE, INCORPORATED     81700 ZEMALKOWSKI    EDWARD                ZEMALKOWSKI    CAROL
EQUITY ONE, INCORPORATED     81704 BAILEY         ROY           F       BAILEY         CYNTHIA         L
EQUITY ONE, INCORPORATED     81706 KONOPKA        CELIA         M
EQUITY ONE, INCORPORATED     81709 UREN           PETER         G
EQUITY ONE, INCORPORATED     81713 ANDERSEN       GREGORY       S       ANDERSEN       ANGELA
EQUITY ONE, INCORPORATED     81716 KONOPKA        CEIL          M       GARIEPY        JOHN            J
EQUITY ONE, INCORPORATED     81723 ROHRER-VARNE   KIMBER
EQUITY ONE, INCORPORATED     81725 BUCK           CHARLES       F
EQUITY ONE, INCORPORATED     81726 LOPRESTI       MARILYN       J
EQUITY ONE, INCORPORATED     81730 MCNICHOLAS     RICHARD               MCNICHOLAS     KATHARINE
EQUITY ONE, INCORPORATED     81847 HOWELL         BOBBY         R       HOWELL         CAROL           A
EQUITY ONE, INCORPORATED     81892 BALASCO        JOEL          P       BALASCO        REBECCA         J
EQUITY ONE, INCORPORATED     81951 CROUCH         BRIAN         A
EQUITY ONE, INCORPORATED     81992 WILSON         DAVID         A       WILSON         DEBORAH         C
EQUITY ONE, INCORPORATED     82082 EVANS          WILLIAM       A
EQUITY ONE, INCORPORATED     82089 CABIRIA        JONATHAN
EQUITY ONE, INCORPORATED     82143 DAS            NIRODE                DAS            CYNTHIA
EQUITY ONE, INCORPORATED     82194 GOWER          ROBERT                GOWER          DONNA
EQUITY ONE, INCORPORATED     82200 GARDNER        LAUREL
EQUITY ONE, INCORPORATED     82222 SCHNITFINK     MARIA
EQUITY ONE, INCORPORATED     82223 PELITSCH       CHRIS                 PELITSCH       ELLEN
EQUITY ONE, INCORPORATED     82232 OSHANICK       JOHN
EQUITY ONE, INCORPORATED     82241 WILSON         NATHANIEL
EQUITY ONE, INCORPORATED     82301 FRY            RICHARD               FRY            DOROTHY
EQUITY ONE, INCORPORATED     82312 PAULES         DONALD        F       PAULES         DOROTHY         M
EQUITY ONE, INCORPORATED     82412 KELLY          MICHAEL       L
EQUITY ONE, INCORPORATED     82414 ELUM           KEVIN         T
EQUITY ONE, INCORPORATED     82415 STAUB          JUNE          E
EQUITY ONE, INCORPORATED     82416 COLGAN         WILLIAM       D       COLGAN         DIANE           R
EQUITY ONE, INCORPORATED     82425 GIOVANNI       FRANK         R       GIOVANNI       IRENE           A
EQUITY ONE, INCORPORATED     82458 LINTON         THOMAS                LINTON         REBECCA         JEAN
EQUITY ONE, INCORPORATED     82522 FORMICA        WILLIAM       A       FORMICA        ELIZABETH       K
EQUITY ONE, INCORPORATED     82523 FORMICA        WILLIAM       A       FORMICA        ELIZABETH


SELLER                       PROPERTY ADDRESS            CITY              STATE      ZIP        MATURE   LOANAMT    PRIN BAL
EQUITY ONE, INCORPORATED     655 SEYBERT STREET          HAZELTON             PA      18201      270210    63600.00   63494.79
EQUITY ONE, INCORPORATED     RR3 LOCUST DRIVE            DALTON               PA      18414      270210    43000.00   42942.34
EQUITY ONE, INCORPORATED     20 LAW STREET               PITTSTON             PA      18640      270211    76000.00   75867.88
EQUITY ONE, INCORPORATED     LOT 193/194 SEC F MARVIN G  TOBYHANNA            PA      18466      270214    97600.00   97446.73
EQUITY ONE, INCORPORATED     1712 FOREST ACRE DRIVE      CLARK SUMMIT         PA      18411      270217    80000.00   79907.61
EQUITY ONE, INCORPORATED     739 STRAHL STREET           PHILADELPHIA         PA      19111      270228    90750.00   90640.85
EQUITY ONE, INCORPORATED     315 3RD STREET              BLAKELY              PA      18447      270217    73600.00   73478.24
EQUITY ONE, INCORPORATED     RR2 BOX 519                 TUNKHANNOCK          PA      18657      270218    96000.00   95841.17
EQUITY ONE, INCORPORATED     7017 PENNSYLVANIA AVE       UPPER DARBY          PA      19082      120213    75000.00   73912.65
EQUITY ONE, INCORPORATED     449 BEAUMONT CIRCLE         W CHESTER            PA      19380      270214   204000.00  203696.60
EQUITY ONE, INCORPORATED     3236 RUBY COURT             SAYLORSBURG          PA      18353      270220   121200.00  120989.28
EQUITY ONE, INCORPORATED     10 STEPHANIE WAY            STROUDSBURG          PA      18360      270218   134100.00  133938.72
EQUITY ONE, INCORPORATED     2745 S CLEVELAND STREET     PHILADELPHIA         PA      19145      270224    68000.00   67887.50
EQUITY ONE, INCORPORATED     5504 DORCHESTER ROAD        TOBYHANNA            PA      18466      270218    59200.00   59134.95
EQUITY ONE, INCORPORATED     14 ASH STREET               CRESSONA             PA      17929      270224    63000.00   62972.08
EQUITY ONE, INCORPORATED     492 SLOCUM STREET           SWOYERSVILLE         PA      18704      270220    50000.00   49925.62
EQUITY ONE, INCORPORATED     RR#3 BOX 267 CORTEZ ROAD    LAKE ARIEL           PA      18436      270225    65200.00   64724.43
EQUITY ONE, INCORPORATED     224 S SECOND STREET         LEWISBURG            PA      17837      170228   100000.00   99699.05
EQUITY ONE, INCORPORATED     1413 W 68TH AVE             PHILADELPHIA         PA      19126      120228    39000.00   38708.82
EQUITY ONE, INCORPORATED     419 GORSUCH STREET          FOLSOM               PA      19033      270228    70000.00   69884.41
EQUITY ONE, INCORPORATED     1 STATION ROAD              WAWA                 PA      19063      170124   400000.00  397725.77
EQUITY ONE, INCORPORATED     515A CONCHESTER HGWY        BOOTHWYN             PA      19061      270128   130000.00  129816.57
EQUITY ONE, INCORPORATED     35 DAVID HEISER ROAD        DOUGLASSVILLE        PA      19518      270204   114750.00  114543.93
EQUITY ONE, INCORPORATED     31 DAVID HEISER ROAD        DOUGLASSVILLE        PA      19518      270204   107250.00  107067.41
EQUITY ONE, INCORPORATED     RR#2 FLINT HILL ROAD BX142  LANDENBERG           PA      19350      270204   108000.00  106983.27
EQUITY ONE, INCORPORATED     426 YORK AVE                LANSDALE             PA      19446      170204    70300.00   69873.65
EQUITY ONE, INCORPORATED     66 GREENTREE CIRCLE         SCIOTA               PA      18354      270201    99200.00   98980.36
EQUITY ONE, INCORPORATED     709 NEW BLOOMFIELD ROAD     DUNCANNON            PA      17020      270211    77500.00   77371.80
EQUITY ONE, INCORPORATED     1700 CONLYN STREET          PHILADELPHIA         PA      19141      120206    46900.00   46557.66
EQUITY ONE, INCORPORATED     659 COPELAND SCHOOL ROAD    W CHESTER            PA      19380      170212   150000.00  149576.93
EQUITY ONE, INCORPORATED     112 CHERRY STREET           SELLERSVILLE         PA      18960      270218    97000.00   96532.19
EQUITY ONE, INCORPORATED     584 WOODFORD ROAD           N WALES              PA      19454      270307   219200.00  219004.83
EQUITY ONE, INCORPORATED     1172 MEREDITH LANE          CHESTER SPRING       PA      19425      270324   250000.00  249777.42
EQUITY ONE, INCORPORATED     4553 ALMOND STREET          PHILADELPHIA         PA      19137      270314    29900.00   29874.83
EQUITY ONE, INCORPORATED     2623 SOUTH WATTS STREET     PHILADELPHIA         PA      19148       40328    40000.00   39310.04
EQUITY ONE, INCORPORATED     RD 2 BOX 2182 HOLLY ROAD    FACTORVILLE          PA      18419      270225   105000.00  104843.50
EQUITY ONE, INCORPORATED     2430 SOUTH 15TH STREET      PHILADELPHIA         PA      19145      270303    62000.00   61931.87
EQUITY ONE, INCORPORATED     59 TERRACE AVE              CARBONDALE           PA      18407      120310    40800.00   40602.12
EQUITY ONE, INCORPORATED     RR#1 BOX 1539               SAYLORSBURG          PA      18353      270310    67000.00   66926.37
EQUITY ONE, INCORPORATED     11 STERLING AVE             WILKES BARRE         PA      18702      270311    68000.00   67925.28
EQUITY ONE, INCORPORATED     521 HIGHLAND TERRACE        WILLIAMSPORT         PA      17701      270307    92000.00   91898.91
EQUITY ONE, INCORPORATED     709-711 UNION STREET        TAYLOR               PA      18517      270312    87200.00   87088.42
EQUITY ONE, INCORPORATED     707 CROWN AVE               SCRANTON             PA      18505      270312    40000.00   39964.39
EQUITY ONE, INCORPORATED     622 RED OAK LANE            TANNERSVILLE         PA      18372      270317   110000.00  109902.05
EQUITY ONE, INCORPORATED     1801 LUZERNE STREET         SCRANTON             PA      18504      270317    68000.00   67929.07
EQUITY ONE, INCORPORATED     62-64 ATLANTIC AVE          EDWARDSVILLE         PA      18704      270314    51200.00   51152.03
EQUITY ONE, INCORPORATED     1713 VALLEY VIEW DRIVE      BLAKESLEE            PA      18334      270314   108400.00  108359.19
EQUITY ONE, INCORPORATED     1130 W GIBSON ST            SCRANTON             PA      18504      270318    50000.00   49921.46
EQUITY ONE, INCORPORATED     1131 HARRISBURG PIKE        CARLISLE             PA      17013      270321   113000.00  112875.84
EQUITY ONE, INCORPORATED     17-19 E THIRD STREET        BETHLEHEM            PA      18017      170320    95000.00   94667.31
EQUITY ONE, INCORPORATED     210 NORTH 9TH STREET        STROUDSBURG          PA      18360      270321    46500.00   46458.59
EQUITY ONE, INCORPORATED     6267 PINE RIDGE             BUSHKILL             PA      18324      270328   101200.00  101109.91
EQUITY ONE, INCORPORATED     1740 BUTZTOWN ROAD          BETHLEHEM            PA      18017      120226   120400.00  119816.06
EQUITY ONE, INCORPORATED     277 CARDIFF ROAD            FAIRLESS HILL        PA      19030      170304    58000.00   57745.69
EQUITY ONE, INCORPORATED     2 SOMERS AVE                FEASTERVILLE         PA      19053      170304   112000.00  111630.11
EQUITY ONE, INCORPORATED     1214 MALINDA ROAD           ORELAND              PA      19075      270201   124000.00  122559.91
EQUITY ONE, INCORPORATED     7884 PROVIDENT ROAD         PHILADELPHIA         PA      19150      170401    38000.00   37899.36
EQUITY ONE, INCORPORATED     869 N LAWRENCE STREET       PHILADELPHIA         PA      19123      270404    64000.00   63789.90
EQUITY ONE, INCORPORATED     25 POPLAR PLACE SECT 4      TUNKHANNOCK          PA      18657      270401   165000.00  164914.46
EQUITY ONE, INCORPORATED     RR1 BOX 1779                BERWICK              PA      18603      270401    76000.00   75907.42
EQUITY ONE, INCORPORATED     233 RAINBOW DRIVE           LAKE ARIEL           PA      18436      270327    42400.00   41951.92
EQUITY ONE, INCORPORATED     RR 2 BOX 505                NEW MILFORD          PA      18834      270415    86000.00   85910.49
EQUITY ONE, INCORPORATED     7073 BEAVER COURT           TOBYHANNA            PA      18466      270415   132000.00  131927.39
EQUITY ONE, INCORPORATED     1419 SOUTH IRVING AVE       SCRANTON             PA      18505      120401    52800.00   52526.13
EQUITY ONE, INCORPORATED     4608 WOODLAND AVE           PHILADELPHIA         PA      19143       70404    26250.00   25977.43
EQUITY ONE, INCORPORATED     62 ROSE OF SHARON DRIVE     ETTERS               PA      17319      120319    75150.00   74802.19
EQUITY ONE, INCORPORATED     67 HELLERS CHURCH ROAD      LEOLA                PA      17540      170321    67300.00   67077.74
EQUITY ONE, INCORPORATED     12909 MEDFORD ROAD          PHILADELPHIA         PA      19154      120320    42000.00   41761.56
EQUITY ONE, INCORPORATED     801 MAGEE STREET            PHILADELPHIA         PA      19111      270325    80800.00   80711.23
EQUITY ONE, INCORPORATED     141 ANDOVER ROAD            FAIRLESS HILLS       PA      19030      120321    50000.00   49573.12
EQUITY ONE, INCORPORATED     42 HILLSIDE AVE             UPPER DARBY          PA      19082      170321    72000.00   71790.36
EQUITY ONE, INCORPORATED     635 SUMMIT AVE              PHILADELPHIA         PA      19128      170321   105600.00  105251.25
EQUITY ONE, INCORPORATED     206 DONNELLY AVE            ASTON                PA      19014      270325    56000.00   55973.87
EQUITY ONE, INCORPORATED     116 S ARCH STREET           LANCASTER            PA      17601      270401    39000.00   38986.06
EQUITY ONE, INCORPORATED     355 S QUEEN STREET          LANCASTER            PA      17601      270401    43500.00   43484.46


SELLER                       1STDUE  PYMT    ORGLTV OCC   PROP    RATE      PURP  DOC  SRVFEE
EQUITY ONE, INCORPORATED     970310  511.28   80.00 O       1     0.08990    2     1   0.0050
EQUITY ONE, INCORPORATED     970310  377.04   51.19 O       1     0.09990    2     1   0.0050
EQUITY ONE, INCORPORATED     970311  597.89   80.00 O       1     0.08750    2     1   0.0050
EQUITY ONE, INCORPORATED     970314  802.22   80.00 O       1     0.09240    2     1   0.0050
EQUITY ONE, INCORPORATED     970317  629.36   80.00 O       1     0.08750    2     1   0.0050
EQUITY ONE, INCORPORATED     970328  830.13   75.00 N       1     0.10500    2     1   0.0050
EQUITY ONE, INCORPORATED     970317  591.67   80.00 O       1     0.08990    2     1   0.0050
EQUITY ONE, INCORPORATED     970318  771.75   80.00 O       1     0.08990    2     3   0.0050
EQUITY ONE, INCORPORATED     970313  817.46   68.18 O       1     0.10250    1     1   0.0050
EQUITY ONE, INCORPORATED     970314 1715.34   80.00 O       1     0.09500    1     1   0.0050
EQUITY ONE, INCORPORATED     970320  953.48   80.00 O       1     0.08750    2     1   0.0050
EQUITY ONE, INCORPORATED     970318 1226.67   90.00 O       1     0.10500    1     1   0.0050
EQUITY ONE, INCORPORATED     970324  546.65   80.00 O       3     0.08990    2     1   0.0050
EQUITY ONE, INCORPORATED     970318  475.91   80.00 O       1     0.08990    1     3   0.0050
EQUITY ONE, INCORPORATED     970324  552.40   74.12 O       1     0.09990    2     1   0.0050
EQUITY ONE, INCORPORATED     970320  420.43   71.43 O       1     0.09500    1     3   0.0050
EQUITY ONE, INCORPORATED     970325  571.69   63.92 O       1     0.09990    2     1   0.0050
EQUITY ONE, INCORPORATED     970328  899.08   78.74 O       1     0.08990    2     1   0.0050
EQUITY ONE, INCORPORATED     970328  413.15   60.94 O       1     0.09750    2     1   0.0050
EQUITY ONE, INCORPORATED     970328  563.24   59.32 O       1     0.09000    2     1   0.0050
EQUITY ONE, INCORPORATED     970224 3728.52   78.43 O       1     0.09500    2     3   0.0050
EQUITY ONE, INCORPORATED     970228 1116.90   73.86 O       1     0.09750    2     1   0.0050
EQUITY ONE, INCORPORATED     970304 1006.17   85.00 O       1     0.09990    2     1   0.0050
EQUITY ONE, INCORPORATED     970304  960.27   75.00 N       1     0.10240    2     1   0.0050
EQUITY ONE, INCORPORATED     970304  849.64   80.00 O       1     0.08750    2     1   0.0050
EQUITY ONE, INCORPORATED     970304  632.06   54.08 O       1     0.08990    2     1   0.0050
EQUITY ONE, INCORPORATED     970301  797.47   80.00 O       1     0.08990    2     1   0.0050
EQUITY ONE, INCORPORATED     970311  623.02   77.50 O       1     0.08990    2     1   0.0050
EQUITY ONE, INCORPORATED     970306  503.99   70.00 N       2     0.10000    1     1   0.0050
EQUITY ONE, INCORPORATED     970312 1398.20   38.96 O       1     0.09500    2     1   0.0050
EQUITY ONE, INCORPORATED     970318  763.10   76.98 O       3     0.08750    2     3   0.0050
EQUITY ONE, INCORPORATED     970407 1922.02   88.74 O       1     0.09990    1     1   0.0050
EQUITY ONE, INCORPORATED     970424 2192.08   43.25 O       1     0.09990    2     1   0.0050
EQUITY ONE, INCORPORATED     970414  267.93   76.67 O       1     0.10250    1     1   0.0050
EQUITY ONE, INCORPORATED     970428  643.36   64.52 O       3     0.08990    2     1   0.0050
EQUITY ONE, INCORPORATED     970325  882.13   66.88 O       1     0.09490    1     1   0.0050
EQUITY ONE, INCORPORATED     970403  498.42   82.67 O       3     0.08990    2     1   0.0050
EQUITY ONE, INCORPORATED     970410  438.19   85.00 O       1     0.09990    2     1   0.0050
EQUITY ONE, INCORPORATED     970410  538.62   70.53 O       1     0.08990    2     1   0.0050
EQUITY ONE, INCORPORATED     970411  546.65   78.16 O       1     0.08990    2     1   0.0050
EQUITY ONE, INCORPORATED     970407  739.59   80.00 O       1     0.08990    1     1   0.0050
EQUITY ONE, INCORPORATED     970412  655.10   80.00 O       5     0.08250    2     1   0.0050
EQUITY ONE, INCORPORATED     970412  350.73   80.00 O       1     0.09990    2     3   0.0050
EQUITY ONE, INCORPORATED     970417  964.52   70.06 O       1     0.09990    2     1   0.0050
EQUITY ONE, INCORPORATED     970417  558.93   79.07 O       5     0.09240    2     1   0.0050
EQUITY ONE, INCORPORATED     970414  439.89   78.77 O       5     0.09750    1     1   0.0050
EQUITY ONE, INCORPORATED     970414 1011.89   89.96 O       1     0.10750    1     1   0.0050
EQUITY ONE, INCORPORATED     970418  410.98   62.58 O       5     0.09240    2     1   0.0050
EQUITY ONE, INCORPORATED     970421  908.41   77.40 O       6     0.08990    1     1   0.0050
EQUITY ONE, INCORPORATED     970420  979.93   57.58 N      64     0.10990    2     3   0.0050
EQUITY ONE, INCORPORATED     970421  407.73   75.00 O       1     0.09990    1     1   0.0050
EQUITY ONE, INCORPORATED     970428  887.35   80.00 O       1     0.09990    2     3   0.0050
EQUITY ONE, INCORPORATED     970326 1293.09   70.00 O       1     0.09990    2     1   0.0050
EQUITY ONE, INCORPORATED     970404  531.20   52.73 O       1     0.09250    2     1   0.0050
EQUITY ONE, INCORPORATED     970404  954.31   80.00 O       1     0.08250    2     1   0.0050
EQUITY ONE, INCORPORATED     970301  996.84   80.00 O       1     0.08990    3     1   0.0050
EQUITY ONE, INCORPORATED     970501  366.46   71.03 O       1     0.09990    2     1   0.0050
EQUITY ONE, INCORPORATED     970504  549.86   79.01 O       1     0.09750    2     1   0.0050
EQUITY ONE, INCORPORATED     970501 1357.41   70.21 O       1     0.09250    2     1   0.0050
EQUITY ONE, INCORPORATED     970501  610.97   80.00 O       1     0.08990    2     1   0.0050
EQUITY ONE, INCORPORATED     970427  340.85   80.00 O       1     0.08990    1     1   0.0050
EQUITY ONE, INCORPORATED     970515  707.50   65.65 O       1     0.09250    2     1   0.0050
EQUITY ONE, INCORPORATED     970515 1061.15   80.00 O       1     0.08990    2     1   0.0050
EQUITY ONE, INCORPORATED     970501  543.41   80.00 O       5     0.09250    2     1   0.0050
EQUITY ONE, INCORPORATED     970504  332.38   75.00 O       1     0.08990    2     1   0.0050
EQUITY ONE, INCORPORATED     970419  830.71   90.00 O       3     0.10500    2     1   0.0050
EQUITY ONE, INCORPORATED     970421  573.44   65.98 O       1     0.08250    2     1   0.0050
EQUITY ONE, INCORPORATED     970420  407.46   49.41 O       3     0.08250    2     1   0.0050
EQUITY ONE, INCORPORATED     970425  649.55   80.00 O       1     0.08990    2     1   0.0050
EQUITY ONE, INCORPORATED     970421  485.07   55.56 O       1     0.08250    2     1   0.0050
EQUITY ONE, INCORPORATED     970421  659.42   80.00 O       1     0.09250    2     1   0.0050
EQUITY ONE, INCORPORATED     970421  899.78   80.00 O       1     0.08250    2     1   0.0050
EQUITY ONE, INCORPORATED     970425  481.13   53.33 O       1     0.09750    2     1   0.0050
EQUITY ONE, INCORPORATED     970501  371.11   75.00 N       3     0.10990    2     1   0.0050
EQUITY ONE, INCORPORATED     970501  413.93   75.00 N       3     0.10990    2


SELLER                                                        LOAN# B1LAST      B1FIRST      B1MID    B2LAST       B2FIRST     B2MID
EQUITY ONE, INCORPORATED                                      82524 FORMICA     WILLIAM      A        FORMICA      ELIZABETH    K
EQUITY ONE, INCORPORATED                                      82525 FORMICA     WILLIAM      A        FORMICA      ELIZABETH    K
EQUITY ONE, INCORPORATED                                      82538 CONANT      STEVE                 CONANT       KATHLEEN
EQUITY ONE, INCORPORATED                                      82558 EISENHARD   JAMES        E        EISENHARD    JOYCE        E
EQUITY ONE, INCORPORATED                                      82625 SECHRIST    THOMAS       C        SECHRIST     PATRICIA     D
EQUITY ONE, INCORPORATED                                      82692 BENDER      DAVID        C
EQUITY ONE, INCORPORATED                                      82711 WEST        FRANCIS               WEST         HATTIE
EQUITY ONE, INCORPORATED                                      82797 READ        HOWARD       W
EQUITY ONE, INCORPORATED                                      82799 KIRKWOOD    PAUL                  KIRKWOOD     ELIZABETH
EQUITY ONE, INCORPORATED                                      82822 DINKINS     JOHN                  DESHIELD     BRENDA
EQUITY ONE, INCORPORATED                                      82883 HUETHER     CHARLES      G        HUETHER      EILEEN       A
EQUITY ONE, INCORPORATED                                      82885 GILL        GEORGE                GILL         BARBARA
EQUITY ONE, INCORPORATED                                      82907 STAVISH     ROBERT
EQUITY ONE, INCORPORATED                                      82910 DRISCOLL    DENNIS       P        DRISCOLL     MICHELLE
EQUITY ONE, INCORPORATED                                      82915 DELANEY     BRIAN
EQUITY ONE, INCORPORATED                                      82923 RICHARDSON  WILLIAM      S        RICHARDSON   NANCY        E
EQUITY ONE, INCORPORATED                                      82924 WARNOCK     WILLIAM      NICK
EQUITY ONE, INCORPORATED                                      82925 ECK         BARRY                 ECK          JANE
EQUITY ONE, INCORPORATED                                      82931 SMITH       GERALD       D
EQUITY ONE, INCORPORATED                                      82932 KIRTON      DARNLEY      D        ALI-KIRTON   CHERYL       S
EQUITY ONE, INCORPORATED                                      82957 ABRAHAMSON  JEFFREY      M
EQUITY ONE, INCORPORATED                                      82958 ABRAHAMSON  JEFFREY      M
EQUITY ONE, INCORPORATED                                      83000 MCDONNELL   CHRISTOPHER           MCDONNELL    MAUREEN
EQUITY ONE, INCORPORATED                                      83021 HELLINGS    KENNETH               HELLINGS     JOYCE
EQUITY ONE, INCORPORATED                                      83042 SANCHEZ     WILSON                SANCHEZ      NORMA
EQUITY ONE, INCORPORATED                                      83079 MCNAMEE     RICHARD               MCNAMEE      MARYANN
EQUITY ONE, INCORPORATED                                      83097 EBERSOL     MICHAEL      E        EBERSOL      AMY          B
EQUITY ONE, INCORPORATED                                      83099 VENDY       ANGELO       P        VENDY        HAZEL        J
EQUITY ONE, INCORPORATED                                      83429 DANKO       MARTIN       FRANCES
EQUITY ONE, INCORPORATED                                      83487 SCHALLACK   LINDA        F


EQUITY ONE, INCORPORATED, D/B/A Equity One Mortgage Company   74500 WAGNER      FRANK        W        WAGNER       ROBIN        C
EQUITY ONE, INCORPORATED, D/B/A Equity One Mortgage Company   77939 ALSTON      ERVENIA      M
EQUITY ONE, INCORPORATED, D/B/A Equity One Mortgage Company   78011 OYOLA       OLINDA       M
EQUITY ONE, INCORPORATED, D/B/A Equity One Mortgage Company   78488 JOHNSON     KAREN        L
EQUITY ONE, INCORPORATED, D/B/A Equity One Mortgage Company   78495 AINSWORTH   RICHARD               AINSWORTH    HELEN        JANE
EQUITY ONE, INCORPORATED, D/B/A Equity One Mortgage Company   78615 LEIGH       CHARLOTTE
EQUITY ONE, INCORPORATED, D/B/A Equity One Mortgage Company   78778 HAMILTON    EDMOND                HAMILTON     ANNIE
EQUITY ONE, INCORPORATED, D/B/A Equity One Mortgage Company   79054 OYOLA       OLINDA       M
EQUITY ONE, INCORPORATED, D/B/A Equity One Mortgage Company   79446 HODGE       ROXANNE      THERESA
EQUITY ONE, INCORPORATED, D/B/A Equity One Mortgage Company   79579 MEREDITH    THOMAS       J        MEREDITH     WENDY        K
EQUITY ONE, INCORPORATED, D/B/A Equity One Mortgage Company   79580 MEREDITH    THOMAS       J        MEREDITH     WENDY        K
EQUITY ONE, INCORPORATED, D/B/A Equity One Mortgage Company   79654 WATSON      MARIE        A
EQUITY ONE, INCORPORATED, D/B/A Equity One Mortgage Company   80404 JOHNSON     JEROME
EQUITY ONE, INCORPORATED, D/B/A Equity One Mortgage Company   80405 VOGT KURTZ  JOSEPH                CLARKE KURTZ CATHLEEN
EQUITY ONE, INCORPORATED, D/B/A Equity One Mortgage Company   80502 THOMAS      DOROTHY      E
EQUITY ONE, INCORPORATED, D/B/A Equity One Mortgage Company   80699 NASH        BRIAN        J        NASH         MARIAN       L
EQUITY ONE, INCORPORATED, D/B/A Equity One Mortgage Company   81126 PERSON      WILLIE       EDWARD   FREEMAN      DIANA
EQUITY ONE, INCORPORATED, D/B/A Equity One Mortgage Company   81242 MELICK      ROGER        D
EQUITY ONE, INCORPORATED, D/B/A Equity One Mortgage Company   82001 TONEY       LULA                  WILLIAMS     JOYCE        B
EQUITY ONE, INCORPORATED, D/B/A Equity One Mortgage Company   82295 SMITH       LARRY        B        SMITH        ROBIN        L
EQUITY ONE, INCORPORATED, D/B/A Equity One Mortgage Company   82299 MOODY       SHARON       ANN
EQUITY ONE, INCORPORATED, D/B/A Equity One Mortgage Company   82438 ROTH        CHARLES      H        ROTH         THERESA      E
EQUITY ONE, INCORPORATED, D/B/A Equity One Mortgage Company   82447 DONAWA      AZIM                  DONAWA       BISSOONDAV
EQUITY ONE, INCORPORATED, D/B/A Equity One Mortgage Company   82450 MCGLAUGHLIN KENNETH               MCGLAUGHLIN  DEBBIE
EQUITY ONE, INCORPORATED, D/B/A Equity One Mortgage Company   82465 LEWIS       DAISY        P
EQUITY ONE, INCORPORATED, D/B/A Equity One Mortgage Company   82599 ALEXANDER   HARRY                 CREIGHTON    BERTHA       C
EQUITY ONE, INCORPORATED, D/B/A Equity One Mortgage Company   82810 HOLLAND     ROXSAND
EQUITY ONE, INCORPORATED, D/B/A Equity One Mortgage Company   83013 MONROE      ROY          S


EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  78006 HOKE        GEORGE       W        HAMILTON     EVELYN
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  78542 RICARDO     RAYMOND      C        RICARDO      LUZUIMINDA   V
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  79670 MURPHY      PATTY        S
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  79764 TYREE       MELVIN                TYREE        JOANN        H
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  79765 FELLOWS     DANIEL       M        FELLOWS      KATHERINE    H
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  80602 HAUSMAN     CONSTANCE    T
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  80653 ADKINS      CHARLES      D        ADKINS       JOYCE
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  80658 BARGER      RALPH        E        BARGER       JOAN
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  80659 BARONE      VINCENT      J        BARONE       RUTH
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  80661 BOWLING     REED         J        BOWLING      SHELLIE
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  80663 HARLOW      LOURIE       F
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  80666 HOLTSLAG    LARS                  HOLTSLAG     LUCY
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  80668 KOST        BRYAN        D        KOST         SHARON       M


SELLER                                                        PROPERTY ADDRESS           CITY        STATE  ZIP    MATURE  LOANAMT
EQUITY ONE, INCORPORATED                                      16 HAZEL STREET            LANCASTER      PA  17603  270401   33750.00
EQUITY ONE, INCORPORATED                                      543 ROCKLAND STREET        LANCASTER      PA  17602  270401   42750.00
EQUITY ONE, INCORPORATED                                      642 AGNES AVE              MORTON         PA  19070  170401   88000.00
EQUITY ONE, INCORPORATED                                      4991 HAMILTON BLVD         ALLENTOWN      PA  18106  270404  105000.00
EQUITY ONE, INCORPORATED                                      414 FREDERICK STREET       SINKING SPRING PA  19608  270201   72000.00
EQUITY ONE, INCORPORATED                                      300 NORTH STREET           LYKENS         PA  17048  120414   52500.00
EQUITY ONE, INCORPORATED                                      1341 MCFERRAN STREET       PHILADELPHIA   PA  19140  170326   22500.00
EQUITY ONE, INCORPORATED                                      2905 STONY CREEK ROAD      NORRISTOWN     PA  19401  170417   53000.00
EQUITY ONE, INCORPORATED                                      3215 HOLLY ROAD            PHILADELPHIA   PA  19154  170418   68800.00
EQUITY ONE, INCORPORATED                                      1411 ROTHLEY AVE           WILLOW GROVE   PA  19090  270529   75000.00
EQUITY ONE, INCORPORATED                                      2620 ROCKY MOUNTAIN SUGAR  GREENTOWN      PA  18426  270423   92800.00
EQUITY ONE, INCORPORATED                                      PO BOX 672                 DINGMANS FE    PA  18328  270428   55200.00
EQUITY ONE, INCORPORATED                                      92 SHERIDAN STREET         WILKES BARRE   PA  18702  270514   63000.00
EQUITY ONE, INCORPORATED                                      LOT 6 STEPHANIE WAY        STROUDSBURG    PA  18360  270509  131450.00
EQUITY ONE, INCORPORATED                                      RR1 BOX 1036 FAWN ACRES    BARTONSVILLE   PA  18321  270520  124500.00
EQUITY ONE, INCORPORATED                                      799 SUGARBRIDGE ROAD       WEST CHESTER   PA  19380  270520   85000.00
EQUITY ONE, INCORPORATED                                      672 METRO COURT            EXTON          PA  19341  270516  110800.00
EQUITY ONE, INCORPORATED                                      720-722 GRACE STREET       WILLIAMSPORT   PA  17701  270519   49000.00
EQUITY ONE, INCORPORATED                                      3008 CEDAR AND HUCKLEBERRY LONG POND      PA  18334  270529  107000.00
EQUITY ONE, INCORPORATED                                      123 CLIVEDON DRIVE         NEWTON         PA  18940  270527  214300.00
EQUITY ONE, INCORPORATED                                      4414 PINE STREET           PHILADELPHIA   PA  19104  270430   57000.00
EQUITY ONE, INCORPORATED                                      4408 PINE STREET           PHILADELPHIA   PA  19104  270430   60000.00
EQUITY ONE, INCORPORATED                                      557 COMLY STREET           PHILADELPHIA   PA  19120  270422   50000.00
EQUITY ONE, INCORPORATED                                      1902 BRADFORD PLACE        MORTON         PA  19425  270508  154500.00
EQUITY ONE, INCORPORATED                                      106 EAST ROOSEVELT BLVD    PHILADELPHIA   PA  19120   70527   40000.00
EQUITY ONE, INCORPORATED                                      524 N MORTON AVE           MORTON         PA  19070  120422   95000.00
EQUITY ONE, INCORPORATED                                      162 BUTTER ROAD            LEOLA          PA  17540  170423   60500.00
EQUITY ONE, INCORPORATED                                      LOT 136 BROAD MOUNTAIN DR  JIM THORPE     PA  18229  270423   75000.00
EQUITY ONE, INCORPORATED                                      521 PRESTON LANE           HATBORO        PA  19040   40501   27000.00
EQUITY ONE, INCORPORATED                                      1453 GRAND OAK LANE        WEST CHESTER   PA  19380  270505  132600.00

                                                                                                                         28167495.00
EQUITY ONE, INCORPORATED, D/B/A Equity One Mortgage Company   2031 STONE ROAD            WESTMINSTER    MD  21158  260401  156000.00
EQUITY ONE, INCORPORATED, D/B/A Equity One Mortgage Company   3939 STOKES DRIVE          BALTIMORE      MD  21229  260619   55200.00
EQUITY ONE, INCORPORATED, D/B/A Equity One Mortgage Company   233 SOUTH BROADWAY         BALTIMORE      MD  21231  210621  123000.00
EQUITY ONE, INCORPORATED, D/B/A Equity One Mortgage Company   2653 AISQUITH STREET       BALTIMORE      MD  21218  210712   49500.00
EQUITY ONE, INCORPORATED, D/B/A Equity One Mortgage Company   105 DORCHESTER STREET      OCEAN CITY     MD  21842  210712  214500.00
EQUITY ONE, INCORPORATED, D/B/A Equity One Mortgage Company   532 WILSON BRIDGE DRIVE    OXON HILL      MD  20745  260729   58650.00
EQUITY ONE, INCORPORATED, D/B/A Equity One Mortgage Company   4828 GREENSPRING AVENUE    BALTIMORE      MD  21208  110819   34000.00
EQUITY ONE, INCORPORATED, D/B/A Equity One Mortgage Company   235 SOUTH BROADWAY         BALTIMORE      MD  21231  210823   59500.00
EQUITY ONE, INCORPORATED, D/B/A Equity One Mortgage Company   8227 PEACH ORCHARD ROAD    DUNDALK        MD  21222  260918   75000.00
EQUITY ONE, INCORPORATED, D/B/A Equity One Mortgage Company   1645 EASTERN AVENUE        BALTIMORE      MD  21221   61002   97500.00
EQUITY ONE, INCORPORATED, D/B/A Equity One Mortgage Company   1617 RICKENBACKER ROAD     BALTIMORE      MD  21221   61002   97500.00
EQUITY ONE, INCORPORATED, D/B/A Equity One Mortgage Company   206 CEDAR RIDGE DRIVE      OXON HILL      MD  20745  261004  125000.00
EQUITY ONE, INCORPORATED, D/B/A Equity One Mortgage Company   7821 OAKLEIGH ROAD         BALTIMORE      MD  21234  211122  135000.00
EQUITY ONE, INCORPORATED, D/B/A Equity One Mortgage Company   339 SOUTH ANN STREET       BALTIMORE      MD  21231  211125   66500.00
EQUITY ONE, INCORPORATED, D/B/A Equity One Mortgage Company   2703 FLAG MARSH ROAD       MT AIRY        MD  21771  161115   44000.00
EQUITY ONE, INCORPORATED, D/B/A Equity One Mortgage Company   9840 MIDDLE MEADOW RD      ELLICOT CITY   NJ   8042  261224  267000.00
EQUITY ONE, INCORPORATED, D/B/A Equity One Mortgage Company   207 RIVER BEND ROAD        FORT WASHINGT  MD  20744  270115  203000.00
EQUITY ONE, INCORPORATED, D/B/A Equity One Mortgage Company   2203 COASTAL HIGHWAY 303-C OCEAN CITY     MD  21842  270201  107900.00
EQUITY ONE, INCORPORATED, D/B/A Equity One Mortgage Company   4317 PARK HEIGHTS AVE      BALTIMORE      MD  21215  270307   48000.00
EQUITY ONE, INCORPORATED, D/B/A Equity One Mortgage Company   2601 CEDARBRUST DRIVE      REISTERSTOWN   MD  21136  170319   98000.00
EQUITY ONE, INCORPORATED, D/B/A Equity One Mortgage Company   4712 OLD YORK ROAD         BALTIMORE      MD  21212  270318   56000.00
EQUITY ONE, INCORPORATED, D/B/A Equity One Mortgage Company   1857 ROBINSON MILL ROAD    DARLINGTON     MD  21034  270325  185000.00
EQUITY ONE, INCORPORATED, D/B/A Equity One Mortgage Company   1877 MARSHALL ROAD         BALTIMORE      MD  21222  270325   89250.00
EQUITY ONE, INCORPORATED, D/B/A Equity One Mortgage Company   3230 LINEBORO ROAD         MANCHESTER     MD  21102  170327   75000.00
EQUITY ONE, INCORPORATED, D/B/A Equity One Mortgage Company   1015 N WOODINGTON AVE      BALTIMORE      MD  21229  270326   67050.00
EQUITY ONE, INCORPORATED, D/B/A Equity One Mortgage Company   2132 PARK AVE              BALTIMORE      MD  21217  270407   40000.00
EQUITY ONE, INCORPORATED, D/B/A Equity One Mortgage Company   1603 GWYNNS FALLS PARKWAY  BALTIMORE      MD  21217  270421   52000.00
EQUITY ONE, INCORPORATED, D/B/A Equity One Mortgage Company   1632 PIN OAK DRIVE         WALDORF        MD  20601  270501   66500.00

                                                                                                                          2745550.00
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  363 BRADLEY STREET         ABINGDON       VA  24210  110628   57999.97
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  2980 JOHN TYLER HIGHWAY    WILLIAMSBURG   VA  23185  160719  195000.00
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  3106 DAN RIVER CHURCH ROAD SOUTH BOSTON   VA  24592  261016   85000.00
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  133 SOUTHSIDE DRIVE        ROCKY MT       VA  24151  111030   60000.00
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  2160 DEVONSHIRE ROAD       CHARLOTTESVILE VA  22901  261015  196000.00
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  6020 ORIOLE LANE           ROANOKE        VA  24018  261217  123249.31
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  220 HILL STREET            TAZEWELL       VA  24651  110807   80549.23
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  636 CLEVELAND AVE          SALEM          VA  24153  110807   70999.57
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  3525 VICTORIA DRIVE        VA BEACH       VA  23452  160802   67199.97
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  2868 INMAN ROAD            DANVILLE       VA  24541  160809   59999.61
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  PO BOX 134                 EAGLE ROCK     VA  24085  110918   39199.64
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  6325 STONEY ROAD           MIDLAND        VA  22728  260801  148751.03
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  124 SPRING ROAD            FRONT ROYAL    VA  22630  160723   84500.00


SELLER                                                        PRIN BAL     1STDUE   PYMT    ORGLTV  OCC  PROP  RATE  PURP DOC SRVFEE
EQUITY ONE, INCORPORATED                                         33737.94  970501   321.15  75.00    N   3     0.10990  2  1  0.0050
EQUITY ONE, INCORPORATED                                         42734.72  970501   406.80  75.00    N   3     0.10990  2  1  0.0050
EQUITY ONE, INCORPORATED                                         87863.90  970501   777.67  80.00    O   1     0.08750  2  1  0.0050
EQUITY ONE, INCORPORATED                                        104442.45  970504   844.10  75.00    O   1     0.08990  2  1  0.0050
EQUITY ONE, INCORPORATED                                         71884.01  970301   658.62  80.00    O   1     0.10500  3  1  0.0050
EQUITY ONE, INCORPORATED                                         52370.39  970514   556.17  68.18    O   1     0.09750  2  1  0.0050
EQUITY ONE, INCORPORATED                                         22436.54  970426   209.73  75.00    O   3     0.09500  2  1  0.0050
EQUITY ONE, INCORPORATED                                         52917.46  970517   468.37  53.00    O   1     0.08750  2  1  0.0050
EQUITY ONE, INCORPORATED                                         68700.21  970518   630.12  80.00    O   1     0.09250  2  1  0.0050
EQUITY ONE, INCORPORATED                                         75000.00  970629   657.62  75.00    O   1     0.09990  1  3  0.0050
EQUITY ONE, INCORPORATED                                         92754.25  970523   779.64  80.00    O   1     0.09490  2  1  0.0050
EQUITY ONE, INCORPORATED                                         55057.39  970528   454.12  78.97    O   1     0.09250  2  1  0.0050
EQUITY ONE, INCORPORATED                                         63000.00  970614   518.29  79.75    O   1     0.09250  2  1  0.0050
EQUITY ONE, INCORPORATED                                        131400.51  970609  1227.06  88.82    O   1     0.10750  1  1  0.0050
EQUITY ONE, INCORPORATED                                        124500.00  970620  1069.65  84.98    O   1     0.09750  2  1  0.0050
EQUITY ONE, INCORPORATED                                         85000.00  970620   745.31  51.52    O   1     0.09990  1  1  0.0050
EQUITY ONE, INCORPORATED                                        110800.00  970616  1012.70  89.35    O   1     0.10490  2  1  0.0050
EQUITY ONE, INCORPORATED                                         49000.00  970619   457.41  70.00    N   5     0.10750  2  1  0.0050
EQUITY ONE, INCORPORATED                                        107000.00  970629   938.21  74.56    O   1     0.09990  2  1  0.0050
EQUITY ONE, INCORPORATED                                        214300.00  970627  1841.17  79.99    O   1     0.09750  1  1  0.0050
EQUITY ONE, INCORPORATED                                         56971.88  970530   510.78  65.14    N   1     0.10250  1  1  0.0050
EQUITY ONE, INCORPORATED                                         59972.50  970530   537.66  70.59    N   1     0.10250  1  1  0.0050
EQUITY ONE, INCORPORATED                                         49926.67  970522   447.68  71.43    N   1     0.10240  2  1  0.0050
EQUITY ONE, INCORPORATED                                        154431.50  970608  1354.71  75.00    N   1     0.09990  2  1  0.0050
EQUITY ONE, INCORPORATED                                         40000.00  970627   506.49  80.00    O   1     0.08990  2  1  0.0050
EQUITY ONE, INCORPORATED                                         94765.49  970522  1006.39  67.38    O   1     0.09750  2  1  0.0050
EQUITY ONE, INCORPORATED                                         60406.51  970523   534.64  49.59    O   1     0.08750  2  1  0.0050
EQUITY ONE, INCORPORATED                                         74968.55  970523   672.08  69.44    O   1     0.10250  2  1  0.0050
EQUITY ONE, INCORPORATED                                         26769.38  970601   444.75  20.93    O   1     0.09750  2  1  0.0050
EQUITY ONE, INCORPORATED                                        132527.42  970605  1065.98  64.68    O   1     0.08990  2  1  0.0050

                                                              28010196.70
EQUITY ONE, INCORPORATED, D/B/A Equity One Mortgage Company     154669.81  960501  1199.51  80.00    O   1     0.08500  2  1  0.0050
EQUITY ONE, INCORPORATED, D/B/A Equity One Mortgage Company      54854.96  960719   443.75  80.00    O   1     0.08990  2  1  0.0050
EQUITY ONE, INCORPORATED, D/B/A Equity One Mortgage Company     120998.11  960721  1227.83  60.00    O  64     0.11250  2  1  0.0050
EQUITY ONE, INCORPORATED, D/B/A Equity One Mortgage Company      49251.42  960812   494.13  55.00    N  64     0.11250  2  1  0.0050
EQUITY ONE, INCORPORATED, D/B/A Equity One Mortgage Company     213140.81  960812  2141.22  65.00    N  64     0.11250  2  1  0.0050
EQUITY ONE, INCORPORATED, D/B/A Equity One Mortgage Company      58212.03  960829   525.56  75.00    O   4     0.10250  2  1  0.0050
EQUITY ONE, INCORPORATED, D/B/A Equity One Mortgage Company      33250.46  960919   375.84  57.63    O   1     0.10500  1  1  0.0050
EQUITY ONE, INCORPORATED, D/B/A Equity One Mortgage Company      58570.65  960923   604.80  49.17    N   1     0.11500  1  1  0.0050
EQUITY ONE, INCORPORATED, D/B/A Equity One Mortgage Company      74688.26  961018   590.03  55.56    O   1     0.08750  2  1  0.0050
EQUITY ONE, INCORPORATED, D/B/A Equity One Mortgage Company      94311.57  961102  1356.90  65.00    O  50     0.11250  1  1  0.0050
EQUITY ONE, INCORPORATED, D/B/A Equity One Mortgage Company      94311.57  961102  1356.90  65.00    N  50     0.11250  2  1  0.0050
EQUITY ONE, INCORPORATED, D/B/A Equity One Mortgage Company     124696.13  961104  1214.08  73.53    O   1     0.11250  1  1  0.0050
EQUITY ONE, INCORPORATED, D/B/A Equity One Mortgage Company     134557.17  961222  1420.86  64.29    O  64     0.11990  2  1  0.0050
EQUITY ONE, INCORPORATED, D/B/A Equity One Mortgage Company      66229.64  961225   639.79  60.45    N   1     0.10750  1  1  0.0050
EQUITY ONE, INCORPORATED, D/B/A Equity One Mortgage Company      43667.04  961215   439.29  38.26    N   1     0.10500  2  1  0.0050
EQUITY ONE, INCORPORATED, D/B/A Equity One Mortgage Company     266540.70  970124  2593.27  82.15    O   1     0.11250  2  1  0.0050
EQUITY ONE, INCORPORATED, D/B/A Equity One Mortgage Company     202628.47  970215  1766.49  65.48    O   1     0.09900  2  1  0.0050
EQUITY ONE, INCORPORATED, D/B/A Equity One Mortgage Company     107706.27  970301   946.10  79.93    N   4     0.09990  1  1  0.0050
EQUITY ONE, INCORPORATED, D/B/A Equity One Mortgage Company      47935.58  970407   420.88  80.00    O   3     0.09990  2  1  0.0050
EQUITY ONE, INCORPORATED, D/B/A Equity One Mortgage Company      97631.91  970419   929.55  57.65    O   1     0.09750  2  1  0.0050
EQUITY ONE, INCORPORATED, D/B/A Equity One Mortgage Company      55685.52  970418   440.55  80.00    O   3     0.08750  2  1  0.0050
EQUITY ONE, INCORPORATED, D/B/A Equity One Mortgage Company     184763.26  970425  1389.84  74.00    O   1     0.08250  2  1  0.0050
EQUITY ONE, INCORPORATED, D/B/A Equity One Mortgage Company      89174.36  970425   799.77  75.00    O   1     0.10250  2  3  0.0050
EQUITY ONE, INCORPORATED, D/B/A Equity One Mortgage Company      74801.39  970427   723.27  75.00    O   1     0.09990  2  1  0.0050
EQUITY ONE, INCORPORATED, D/B/A Equity One Mortgage Company      66991.05  970426   625.90  90.00    O   1     0.10750  2  1  0.0050
EQUITY ONE, INCORPORATED, D/B/A Equity One Mortgage Company      39984.94  970507   373.39  80.00    O   1     0.10750  2  1  0.0050
EQUITY ONE, INCORPORATED, D/B/A Equity One Mortgage Company      51976.95  970521   455.95  80.00    O   1     0.09990  2  1  0.0050
EQUITY ONE, INCORPORATED, D/B/A Equity One Mortgage Company      66109.03  970601   632.79  70.00    N   1     0.10990  2  3  0.0050

                                                               2727339.06
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.     56133.58  960728   562.67  38.67    O   1     0.08250  1  1  0.0050
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.    192649.07  960819  2011.44  60.00    N   1     0.10990  2  1  0.0050
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.     84652.09  961116   745.30  85.00    O   1     0.09990  2  1  0.0050
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.     58839.75  961130   599.66  72.29    O   1     0.08750  2  1  0.0050
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.    195310.97  961115  1541.93  80.00    O   1     0.08750  2  1  0.0050
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.    122971.53  970117  1080.69  85.00    O   1     0.09990  2  1  0.0050
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.     78787.46  960907   890.39  90.00    O   1     0.10500  2  1  0.0050
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.     69196.58  960907   709.60  75.53    O   1     0.08750  2  1  0.0050
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.     66200.09  960902   593.85  80.00    O   1     0.08750  2  1  0.0050
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.     59294.17  960909   530.22  65.57    O   1     0.08750  2  1  0.0050
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.     38392.82  961018   409.33  80.00    O   1     0.09500  2  1  0.0050
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.    148379.17  960801  1250.77  85.00    O   1     0.09500  2  1  0.0050
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.     83502.15  960823   759.72  80.48    O   1     0.08990  2  1  0.0050


SELLER                                                        LOAN# B1LAST        B1FIRST    B1MID   B2LAST          B2FIRST   B2MID
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  80717 BOUTCHYARD    LARRY        D      BOUTCHYARD     DONNA
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  80722 STONEMAN      GARY         L      STONEMAN       JANICE
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  80723 SWEENEY       DONNA        B
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  80744 RUTHERFORD    JAMES        R      RUTHERFORD     ZESSIE
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  81080 WINGATE       EDWARD       A      WINGATE        WANDA       B
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  81081 WHITE         HERMAN       R
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  81086 MCCLURE       CHRISTINE    M
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  81115 MILLER        RAYMOND      G      MILLER         MARY LOU
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  81400 FORTIN        PAUL         L
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  81411 CLARK         ROBERT       L      CLARK          DIANE       C
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  81413 CRAWFORD      OLIVER       L      CRAWFORD       MARGARET    C
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  81417 JONES         JOHN         C      JONES          TERESA      L
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  81418 JORDAN        MARC         R      JORDAN         SUSAN
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  81419 KENNEDY       CLARENCE     E      KENNEDY        ALBERTA
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  81420 PEASLEY       DON          M      PEASLEY        DEBORAH     M
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  81532 WALKE         JEFFREY      L
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  81588 WARD          DAVID               WARD           MABLE
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  81824 PUFFENBARGER  JOHN         M      PUFFENBARGER   TERESA      C
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  81888 ADAMS         PAUL         B      ADAMS          VELVET
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  81896 CARTER        DOUGLAS             CARTER         RACHEL
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  81904 JENKINS       JAMES        T      JENKINS        JOYCE
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  81937 MARKS         WILLIAM      W      MARKS          BRENDA
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  81938 MATHENY       KENNETH      W      MATHENY        LEIGHANDA
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  81940 MURPHY        JULIA        A
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  81941 PAXTON        WILLIAM      T      PAXTON         REBECCA
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  81943 REICHNER      WILLIAM      D      REICHNER       JACQUELYN
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  81944 ROBLES        FELIX               ROBLES         KAREN
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  81945 SHORTER       DONALD       G      SHORTER        PATRICIA    A
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  82066 JOHNSON       HERBERT      H      JOHNSON        CYNTHIA     F
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  82321 ALFORD        EDWARD       C      ALFORD         AMY
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  82323 AUSTIN        DAVID        P      AUSTIN         PAULA
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  82324 BLACKWELL     DARRELL      G      BLACKWELL      SHERRY      D
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  82327 BROWN         CORNELIUS    B      BROWN          CLARA       G
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  82329 BUCHER        ERIC         D
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  82332 CARTER        KENNETH      R
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  82336 DENTON        BARBARA      E      LEWIS          DAVID       R
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  82337 DIXON         MICHAEL      H      DIXON          MISTY
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  82338 DUBOIS        BERTHA       L
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  82339 FINK          PAMELA       J
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  82340 FOWLER        DONALD       L      FOWLER         SUE
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  82342 GARRETT       ERMA         JEAN   GARRETT        KENNETH     LEE
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  82343 GODBEE        JACKEY       D
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  82344 GOLDMAN       VERNICE      N
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  82345 GOUGH         VERILYN      T
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  82350 HENDRICKSON   STEVEN       S      HENDRICKSON    PAMELA
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  82354 LACKS         HATTIE       J
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  82358 LUTTRELL      GLENN        R
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  82361 MASON         HERBERT      L      MASON          LINDA
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  82362 MAYS          RICKY        C      MAYS           BARBARA     B
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  82364 MILES         KENNETH      D      MILES          JACQUELIN   P
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  82365 MILLER        JACKIE       W      MILLER         CONNIE
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  82371 NICKENS       JAMES        T      NICKENS        GWENDOLYN   S
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  82374 PULM          AUDREY       J      PULM           DETLEF      W
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  82377 SCALES        PHYLLIS      A
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  82379 SMOOT         JOEL         A      SMOOT          CAROLYN     W
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  82385 TRAVIS        GREGORY      S      TRAVIS         BRENDA
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  82387 WARREN        SAMUEL              WARREN         TINA
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  82388 WATSON        GARY         W      WATSON         ERICA
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  82390 WILKERSON     EDWARD       K      WILKERSON      JANE        M
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  82391 WILSON        JAMES        C      WILSON         RUBY        B
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  82402 HILL          DAVID        G      HILL           CYNTHIA     E
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  82440 LAFFOON       RAYMOND      L      LAFFOON        MARTHA      S
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  82471 FULLER        ROBIN        C
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  82579 BARNER        PANSY        S
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  82615 EVANS         EUGENE              EVANS          CHRISTINE
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  82617 MOREHEAD      HARRY        M      MOREHEAD       SUSAN       M
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  82705 ROBERTSON     JAMES        L      ROBERTSON      DEBORAH
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  82710 BOWER         STEVEN       C
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  82713 HAWKINS       RONNIE       M      HAWKINS        WINNIE
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  82718 MCDANIEL      JAMES        H      MCDANIEL       MARY
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  82720 TRENT         FREDRICK            TRENT          NANCY
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  82737 BENNETT       TIMOTHY      A      BENNETT        SARAH       B
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  82741 MILTON        BRENDA       S
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  82818 JOHNS         RICHARD      E      JOHNS          MARY        W
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  82963 BROWN         CHARLES             BROWN          MAXINE


SELLER                                                        PROPERTY ADDRESS        CITY         STATE  ZIP     MATURE   LOANAMT
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  20271 PASSING ROAD      MILFORD         VA  22514   110716   54000.00
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  2715 RIVERSIDE DRIVE    BASSETT         VA  24055   111008   57600.00
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  203 CREST CIRCLES       WINCHESTER      VA  22602   160530   88000.00
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  1310 MASSANUTTEN AVE    FRONT ROYAL     VA  22630    60930   68800.00
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  171 E VIEW STREET       GALAX           VA  24333   161213   40000.00
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  145 BRANTLEY PLACE      DANVILLE        VA  24540   161206   62399.60
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  RT 6 BOX 154            MARTINSVILLE    VA  24112   161118   60000.00
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  10 NORMAN COURT         FREDERICKSBUR   VA  22407   170117   83999.67
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  RTE 1 BOX 330           WAYNESBORO      VA  22980   270201   69000.00
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  3669 N FREDERICK PIKE   WINCHESTER      VA  22603   160826   85549.97
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  16 W CLIFFORD STREET    WINCHESTER      VA  22601   160819   75500.25
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  1241 E REFUSE CHURCH RD STEPHENS CITY   VA  22655   260729   05045.53
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  119 FALCON COURT        DANVILLE        VA  24540   260801   80099.32
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  18388 AMISH DRIVE       ABINGDON        VA  24210   111220   61999.56
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  229 GREENFIELD ROAD     FRONT ROYAL     VA  22630   161115   95000.02
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  1001 FOREST HILL DRIVE  PULASKI         VA  24301   170218   69700.00
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  1213 KING ARTHUR DRIVE  CHESAPEAKE      VA  23300    41230   50000.01
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  RT2 BOX 280             HARRISONBURG    VA  22801   170226   64000.00
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  229 OAKLAWN AVE NE      ROANOKE         VA  24012   110729   67999.91
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  RT 7 BOX 59             MARTINSVILLE    VA  24112   120121   59999.35
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  1828 PEMBROOK DR        VINTON          VA  24179   260524   13000.22
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  RT 4 BOX 610            DILLWYN         VA  23936   111003   79889.53
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  200 CONNER LANE         CLIFTON FORGE   VA  24422   160621   63777.04
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  1636 SUNSET AVE         SALEM           VA  24153   110816   49999.87
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  2005 MT AVE             SALEM           VA  24153   160628   63195.13
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  141 6TH STREET          DUBLIN          VA  24108   160412   50400.00
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  RT 4 BOX 121            ELKTON          VA  22827   260725   94319.22
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  RT 1 BOX 181            BUCHANAN        VA  24066   110517   63830.42
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  243 CARLSTONE COURT     HIGHLAND SP     VA  23075   170314   62999.49
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  RT 1 BOX 92             GALAX           VA  24333    60410   53172.66
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  259 KING DAVID DR       LINDEN          VA   7036   160506   14572.52
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  601 CARDINAL STREET     BLUEFIELD       VA  24605   160722   22300.29
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  4310 SHILCUTT ROAD      RICHMOND        VA  23237   110521   69699.48
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  3440 PAPERMILL ROAD     WINCHESTER      VA  22601   160814   72338.33
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  177 VANDOLA CH. ROAD    DANVILLE        VA  24541   160508   55259.60
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  9628 GREENMEADOW COURT  GLEN ALLEN      VA  23060   110809   50799.31
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  P.O. BOX 32             STANLEYTOWN     VA  24168   161205   36499.25
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  15805 TINSBERRY CT      COLONIAL HEIGH  VA  23834   110827   56000.21
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  828 FAIRFAX PIKE        STEPHENS CITY   VA  22655   160816  108312.06
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  118 MARTINDALE DR       DANVILLE        VA  24541   161226   59999.61
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  PO BOX 1928             LEBANON         VA  24266   110820   21695.55
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  RR 2 BOX 790            PATRICK SPR     VA  24133   160723   41999.31
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  2205 SPIDER DRIVE       RICHMOND        VA  23228   110828   74600.27
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  1545 GOUGH STREET       AMISSVILLE      VA  22000   110813   83526.73
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  314 ARNETT BLVD         DANVILLE        VA  24540   160912   49499.75
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  143 HAMLIN AVE          DANVILLE        VA  24540   110701   36789.22
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  535 GROUSE DRIVE        WINCHESTER      VA  22602   260611   77902.31
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  RT 2 BOX 255            ROCKY MOUNT     VA  24151   161011   64958.19
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  1101 HOPEWELL ROAD      DRY FORK        VA  24549   110807   47559.95
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  2410 ARCADIA AVE        CHESTER         VA  23831   111015   52599.32
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  8828 MIDDLE ROAD        STRASBURG       VA  22657   111127   71700.73
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  220 ALTA VISTA DRIVE    WINCHESTER      VA  22601   110715   71129.64
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  3725 DOGWOOD AVE        CHESTER         VA  23831   261203   60479.67
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  RR 1 BOX 310            MARTINSVILLE    VA  24112   160806   61000.35
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  6300 VINT HILL ROAD     WARRENTON       VA  20187   110429   76943.39
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  1381 SOUTH MAIN STREET  DANVILLE        VA  24541   260619   31200.01
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  1405 PLANTING CT        VA BEACH        VA  23452   160628   71249.53
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  217 MEDICAL CENTER RD   DANVILLE        VA  24540   110607   65951.81
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  838 HIGH RIDGE ROAD     FRONT ROYAL     VA  22630   161118   77700.00
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  11261 ROCKFORD SCHOOL RDGRETNA          VA  24557    90925   53157.35
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  4347 HOLMES STREET      ROANOKE         VA  24012   120324   66800.00
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  5527 OAKLAND BLVD       ROANOKE         VA  24019   170326   59403.11
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  1273 CHALK LEVEL ROAD   CHATHAM         VA  24531   170330   55249.58
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  2377 OLD STAGE ROAD     LAWRENCEVILLE   VA  23868   120404   37082.01
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  269 COOKS ROAD          FARMVILLE       VA  23901   120408   48429.00
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  RT2 BOX 101             BLAND           VA  24315   120407   43399.26
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  1557 RIDGEWAY ROAD      PITTSVILLE      VA  24139    90418   33963.48
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  803 CHESTNUT AVE        CLIFTON FORGE   VA  24422   261220   77624.00
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  657 TEXAS HOLLOW RD     SALEM           VA  24153   110628   70073.00
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  P.O. BOX 259            BLUE RIDGE      VA  24064   110814   50000.00
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  2615 EDWARDSVILLE ROAD  HARDY           VA  24101   160308   71889.00
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  14437 HAZEL RIVER CH RD CULPEPER        VA  22708   260628   69135.21
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  13240 OLD GORDONSVILLE  ORANGE          VA  22960   270128   57475.55
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  3456 CHICKASAW ROAD     SALEM           VA  24153   120422   43999.49
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  612 FAIRVIEW AVE        WINCHESTER      VA  22601   120416   54999.49


SELLER                                                         PRIN BAL  1STDUE   PYMT    ORGLTV OCC PROP RATE    PURP DOC  SRVFEE
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.    52959.54  960816   596.91   60.67 O   1  0.10500    2   1   0.0050
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.    56469.95  961108   583.87   80.00 O   1  0.08990    2   1   0.0050
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.    86255.67  960630   763.68   80.00 O   1  0.08500    2   1   0.0050
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.    65828.99  961030   871.52   80.00 O   3  0.09000    2   1   0.0050
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.    39714.60  970113   372.85   76.92 O   1  0.09500    2   1   0.0050
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.    61968.28  970103   591.87   80.00 O   1  0.09750    1   1   0.0050
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.    59048.58  961218   569.11   78.95 O   1  0.09750    2   1   0.0050
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.    83537.06  970217   796.75   80.00 O   1  0.09750    2   1   0.0050
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.    68855.27  970301   567.64   45.10 O   1  0.09250    2   1   0.0050
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.    84118.97  960926   756.01   79.95 O   1  0.08750    2   1   0.0050
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.    74472.78  960919   667.20   78.65 O   1  0.08750    2   1   0.0050
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.   104551.79  960829   873.33   68.21 O   1  0.09375    2   1   0.0050
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.    79937.36  960901   732.70   90.00 O   1  0.10500    1   1   0.0050
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.    60997.95  970120   619.65   25.51 O   1  0.08750    2   1   0.0050
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.    94432.56  961215   870.07   52.20 O   1  0.09250    2   1   0.0050
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.    69421.98  970318   672.16   85.00 O   1  0.09990    2   1   0.0050
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.    48204.64  970130   745.54   63.29 O   1  0.09500    2   1   0.0050
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.    63736.72  970326   607.05   80.00 O   1  0.09750    2   1   0.0050
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.    66365.23  960829   751.67   85.00 O   1  0.10500    2   1   0.0050
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.    58471.88  970221   635.61   71.01 O   1  0.09750    2   3   0.0050
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.   112832.18  960624   950.16   84.96 O   1  0.09500    2   1   0.0050
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.    78520.63  961103   798.45   74.66 O   1  0.08750    2   1   0.0050
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.    62243.30  960721   553.47   80.73 O   1  0.08500    2   1   0.0050
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.    48789.65  960916   499.72   75.76 O   1  0.08750    2   1   0.0050
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.    61489.07  960728   548.42   84.26 O   1  0.08500    2   1   0.0050
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.    49411.12  960512   437.38   72.00 O   1  0.08500    2   1   0.0050
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.    93665.88  960825   725.23   74.86 O   1  0.08500    1   1   0.0050
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.    61938.80  960617   628.56   80.80 O   1  0.08500    2   1   0.0050
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.    61319.29  970414   597.56   75.00 O   1  0.09750    2   1   0.0050
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.    49371.88  960510   673.28   90.12 O   1  0.08990    2   1   0.0050
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.   112371.92  960606  1067.96   79.56 O   1  0.09500    2   1   0.0050
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.   120105.47  960822  1139.99   87.36 O   1  0.09500    2   1   0.0050
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.    67412.91  960621   717.34   77.44 O   1  0.09250    2   1   0.0050
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.    71358.55  960914   662.52   80.38 O   1  0.09250    2   1   0.0050
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.    54235.08  960608   551.70   90.00 O   1  0.10500    2   1   0.0050
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.    49572.06  960909   507.71   78.45 O   1  0.08750    2   1   0.0050
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.    36264.07  970105   370.55   79.87 O   1  0.10750    1   1   0.0050
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.    54754.35  960927   559.69   78.32 O   1  0.08750    2   1   0.0050
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.   106709.24  960916   957.16   82.05 O   1  0.08750    2   1   0.0050
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.    59546.85  970126   530.22   78.95 O   1  0.08750    2   1   0.0050
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.   119820.33  960920  1307.00   69.54 O   1  0.09990    2   1   0.0050
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.    41703.99  960823   398.37   75.00 O   1  0.09750    2   3   0.0050
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.    72801.28  960928   778.99   67.88 O   1  0.09500    2   1   0.0050
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.    81328.79  960913   884.85   74.58 O   1  0.09750    2   3   0.0050
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.    48822.30  961012   461.40   62.26 O   1  0.09500    1   1   0.0050
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.    35743.86  960801   384.16   80.86 O   1  0.09500    2   1   0.0050
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.    77627.81  960711   655.04   83.77 O   1  0.09500    2   1   0.0050
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.    64256.52  961111   626.43   69.10 O   1  0.09990    2   1   0.0050
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.    46632.80  960907   496.63   70.99 O   1  0.09500    2   1   0.0050
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.    51663.65  961115   525.70   70.13 O   1  0.08750    2   1   0.0050
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.    70917.00  961227   759.57   84.35 O   1  0.09750    2   1   0.0050
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.    69686.70  960815   753.52   76.48 O   1  0.09750    2   1   0.0050
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.    60214.87  970103   475.79   80.00 O   1  0.08750    2   1   0.0050
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.    58871.82  960906   568.60   73.41 O   1  0.09500    2   1   0.0050
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.    74541.28  960529   779.95   60.11 O   1  0.08990    2   1   0.0050
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.    31091.44  960719   308.97   78.99 O   1  0.11500    1   1   0.0050
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.    70610.13  960728   711.34   75.00 N   1  0.10500    2   1   0.0050
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.    63852.96  960707   649.45   86.21 O   1  0.08500    2   1   0.0050
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.    77107.72  961218   711.62   78.48 O   1  0.09250    2   1   0.0050
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.    52100.80  961025   594.60   58.10 O   1  0.09500    2   1   0.0050
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.    66468.86  970424   707.65   80.00 O   1  0.09750    2   1   0.0050
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.    59223.28  970426   534.61   63.87 O   1  0.08990    2   1   0.0050
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.    55015.42  970430   551.60   81.25 O   1  0.10500    2   1   0.0050
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.    36992.47  970504   398.25   86.24 N   1  0.09990    2   1   0.0050
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.    48298.11  970508   484.02   80.05 O   1  0.08750    2   1   0.0050
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.    43281.98  970507   433.75   40.56 O   1  0.08750    2   1   0.0050
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.    33838.43  970518   401.00   80.87 O   1  0.09750    2   1   0.0050
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.    77471.95  970120   710.06   89.22 O   1  0.10500    1   1   0.0050
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.    68203.29  960728   700.34   76.17 O   1  0.08750    2   1   0.0050
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.    46309.95  960914   522.11   66.67 O   1  0.09500    2   1   0.0050
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.    65682.34  960408   693.27   75.67 O   1  0.09990    2   1   0.0050
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.    68808.99  960728   606.20   47.68 O   1  0.09990    2   1   0.0050
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.    57424.34  970228   503.96   42.57 O   1  0.09990    2   1   0.0050
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.    43895.75  970522   479.57   73.33 O   1  0.10250    2   3   0.0050
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.    54866.67  970516   590.69   58.51 O   1  0.09990    2   1   0.0050


SELLER                                                        LOAN# B1LAST        B1FIRST    B1MID    B2LAST         B2FIRST   B2MID
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  83061 SALYERS       JAMES               SALYERS        DONNA
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  83062 HOLLOWAY      ANTHONY
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  83160 ST CLAIR      DAVID        A      ST CLAIR       CYNTHIA
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  83161 THOMAS        ANDREW       C      THOMAS         DELORIS     S
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  83675 JUSTUS        RICHARD      M      JUSTUS         PHYLLIS
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  83680 HIGGINS       EVA          S


SELLER                                                        PROPERTY ADDRESS        CITY         STATE  ZIP     MATURE   LOANAMT
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  2619 DOGWOOD AVE        COVINGTON       VA  24426   120423   79999.59
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  RT1 BOX 246D            GLADE HILL      VA  24092   170423   66673.78
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  RT 2 BOX 313            FINCASTLE       VA  24090   110814   88000.00
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  150 SOUTH HUGHES STREET HAMILTON        VA  20158   120220   90787.00
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  2209 CUMBERLAND RD      FARMVILLE       VA  23901   120505   72737.49
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.  457 RIDGECREST DRIVE    DANVILLE        VA  24540   120418   47999.75

                                                                                                                         6684868.65

                                                               GRAND TOTALS                                             103815130.25


SELLER                                                         PRIN BAL  1STDUE   PYMT    ORGLTV OCC PROP RATE    PURP DOC  SRVFEE
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.    79783.37  970523   799.55   72.73 O   1  0.08750    2   1   0.0050
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.    66570.74  970523   589.20   82.31 O   1  0.08750    2   1   0.0050
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.    85782.56  960914   879.51   73.33 O   1  0.08750    2   1   0.0050
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.    90001.01  970320   961.77   61.76 O   1  0.09750    2   1   0.0050
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.    72317.87  970605   726.97   62.70 O   1  0.08750    2   1   0.0050
EQUITY ONE, INCORPORATED, D/B/A Equity One of Virginia, Inc.    47718.38  970518   479.73   80.00 O   1  0.08750    2   1   0.0050

                                                              6582923.34

                                           GRAND TOTALS     102841606.25


                                  SCHEDULE IIA
                                Equity One ABS, Inc.
                       Mortgage Pass-Through Certificates
                                  Series 1997-1

              Representations and Warranties of Equity One-Delaware

     Equity One-Delaware ("Seller") hereby makes the representations and warranties set forth in this Schedule IIA to the Depositor, the Insurer and the Trustee, as of the Closing Date, or if so specified herein, as of the Cut-off Date with respect to the Loans related to Seller as set forth in Schedule I. Capitalized terms used but not otherwise defined in this Schedule IIA shall have the meanings ascribed thereto in the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") relating to the above-referenced Series, among Seller, the other Sellers and the Servicer identified therein, Equity One ABS, Inc., as depositor, and The Chase Manhattan Bank, as trustee.

          (1) Seller is duly organized as a Delaware corporation and is validly existing and in good standing under the laws of the State of Delaware and is duly authorized and qualified to transact any and all business contemplated by the Pooling and Servicing Agreement to be conducted by Seller in any state in which a Mortgaged Property is located or is otherwise not required under applicable law to effect such qualification and, in any event, is in compliance with the doing business laws of any such state, to the extent necessary to ensure its ability to enforce each Loan and to perform any of its other obligations under the Pooling and Servicing Agreement in accordance with the terms thereof.

          (2) Seller has the full corporate power and authority to sell each Loan, and to execute, deliver and perform, and to enter into and consummate the transactions contemplated by the Pooling and Servicing Agreement and has duly authorized by all necessary corporate action on the part of Seller the execution, delivery and performance of the Pooling and Servicing Agreement; and the Pooling and Servicing Agreement, assuming the due authorization, execution and delivery thereof by the other parties thereto, constitutes a legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms, except that (a) the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

                                     S-IIA-1

          (3) The execution and delivery of the Pooling and Servicing Agreement by Seller, the sale of the Loans by Seller under the Pooling and Servicing Agreement, the consummation of any other of the transactions contemplated by the Pooling and Servicing Agreement, and the fulfillment of or compliance with the terms thereof are in the ordinary course of business of Seller and will not (A) result in a material breach of any term or provision of the charter or by-laws of Seller or (B) materially conflict with, result in a material breach, violation or acceleration of, or result in a material default under, the terms of any other material agreement or instrument to which Seller is a party or by which it may be bound, or (C) constitute a material violation of any statute, order or regulation applicable to Seller of any court, regulatory body, administrative agency or governmental body having jurisdiction over Seller; and Seller is not in breach or violation of any material indenture or other material agreement or instrument, or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it which breach or violation may materially impair Seller's ability to perform or meet any of its obligations under the Pooling and Servicing Agreement.

          (4) No litigation is pending or, to the best of Seller's knowledge, threatened, against Seller that would materially and adversely affect the execution, delivery or enforceability of the Pooling and Servicing Agreement or the ability of Seller to sell the Loans or to perform any of its other obligations under the Pooling and Servicing Agreement in accordance with the terms thereof.

          (5) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by Seller of, or compliance by Seller with, the Pooling and Servicing Agreement or the consummation of the transactions contemplated thereby, or if any such consent, approval, authorization or order is required, Seller has obtained the same.

          (6) Seller intends to treat the conveyance of the Loans to the Depositor as a sale of the Loans for all tax, accounting and regulatory purposes.

          (7) Seller is not insolvent nor is Seller aware of any pending insolvency, and Seller will not become insolvent as a result of its sale of the Loans under the Pooling and Servicing Agreement, and Seller's sale of the Loans to the Depositor under the Pooling and Servicing Agreement will not be made with any intent to hinder, delay or defraud any of its creditors.

                                     S-IIA-2

                                  SCHEDULE IIB

                              Equity One ABS, Inc.
                       Mortgage Pass-Through Certificates
                                  Series 1997-1

              Representations and Warranties of Equity One-Florida

     Equity One-Florida ("Seller") hereby makes the representations and warranties set forth in this Schedule IIB to the Depositor, the Insurer and the Trustee, as of the Closing Date, or if so specified herein, as of the Cut-off Date with respect to the Loans related to Seller as set forth in Schedule I. Capitalized terms used but not otherwise defined in this Schedule IIB shall have the meanings ascribed thereto in the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") relating to the above-referenced Series, among Seller, the other Sellers and the Servicer identified therein, Equity One ABS, Inc., as depositor, and The Chase Manhattan Bank, as trustee.

          (1) Seller is duly organized as a Delaware corporation and is validly existing and in good standing under the laws of the State of Delaware and is duly authorized and qualified to transact any and all business contemplated by the Pooling and Servicing Agreement to be conducted by Seller in any state in which a Mortgaged Property is located or is otherwise not required under applicable law to effect such qualification and, in any event, is in compliance with the doing business laws of any such state, to the extent necessary to ensure its ability to enforce each Loan and to perform any of its other obligations under the Pooling and Servicing Agreement in accordance with the terms thereof.

          (2) Seller has the full corporate power and authority to sell each Loan, and to execute, deliver and perform, and to enter into and consummate the transactions contemplated by the Pooling and Servicing Agreement and has duly authorized by all necessary corporate action on the part of Seller the execution, delivery and performance of the Pooling and Servicing Agreement; and the Pooling and Servicing Agreement, assuming the due authorization, execution and delivery thereof by the other parties thereto, constitutes a legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms, except that (a) the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable


                                     S-IIB-1
     defenses and to the discretion of the court before which any proceeding therefor may be brought.

          (3) The execution and delivery of the Pooling and Servicing Agreement by Seller, the sale of the Loans by Seller under the Pooling and Servicing Agreement, the consummation of any other of the transactions contemplated by the Pooling and Servicing Agreement, and the fulfillment of or compliance with the terms thereof are in the ordinary course of business of Seller and will not (A) result in a material breach of any term or provision of the charter or by-laws of Seller or (B) materially conflict with, result in a material breach, violation or acceleration of, or result in a material default under, the terms of any other material agreement or instrument to which Seller is a party or by which it may be bound, or (C) constitute a material violation of any statute, order or regulation applicable to Seller of any court, regulatory body, administrative agency or governmental body having jurisdiction over Seller; and Seller is not in breach or violation of any material indenture or other material agreement or instrument, or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it which breach or violation may materially impair Seller's ability to perform or meet any of its obligations under the Pooling and Servicing Agreement.

          (4) No litigation is pending or, to the best of Seller's knowledge, threatened, against Seller that would materially and adversely affect the execution, delivery or enforceability of the Pooling and Servicing Agreement or the ability of Seller to sell the Loans or to perform any of its other obligations under the Pooling and Servicing Agreement in accordance with the terms thereof.

          (5) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by Seller of, or compliance by Seller with, the Pooling and Servicing Agreement or the consummation of the transactions contemplated thereby, or if any such consent, approval, authorization or order is required, Seller has obtained the same.

          (6) Seller intends to treat the conveyance of the Loans to the Depositor as a sale of the Loans for all tax, accounting and regulatory purposes.

          (7) Seller is not insolvent nor is Seller aware of any pending insolvency, and Seller will not become insolvent as a result of its sale of the Loans under the Pooling and Servicing Agreement, and Seller's sale of the Loans to the Depositor under the Pooling and Servicing

                                     S-IIB-2

     Agreement will not be made with any intent to hinder, delay or defraud any of its creditors.


                                     S-IIB-3

                                  SCHEDULE IIC

                              Equity One ABS, Inc.
                       Mortgage Pass-Through Certificates
                                  Series 1997-1

             Representations and Warranties of Equity One-Minnesota

     Equity One-Minnesota ("Seller") hereby makes the representations and warranties set forth in this Schedule IIC to the Depositor, the Insurer and the Trustee, as of the Closing Date, or if so specified herein, as of the Cut-off Date with respect to the Loans related to Seller as set forth in Schedule I. Capitalized terms used but not otherwise defined in this Schedule IIC shall have the meanings ascribed thereto in the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") relating to the above-referenced Series, among Seller, the other Sellers and the Servicer identified therein, Equity One ABS, Inc., as depositor, and The Chase Manhattan Bank, as trustee.

          (1) Seller is duly organized as a Minnesota corporation and is validly existing and in good standing under the laws of the State of Minnesota and is duly authorized and qualified to transact any and all business contemplated by the Pooling and Servicing Agreement to be conducted by Seller in any state in which a Mortgaged Property is located or is otherwise not required under applicable law to effect such qualification and, in any event, is in compliance with the doing business laws of any such state, to the extent necessary to ensure its ability to enforce each Loan and to perform any of its other obligations under the Pooling and Servicing Agreement in accordance with the terms thereof.

          (2) Seller has the full corporate power and authority to sell each Loan, and to execute, deliver and perform, and to enter into and consummate the transactions contemplated by the Pooling and Servicing Agreement and has duly authorized by all necessary corporate action on the part of Seller the execution, delivery and performance of the Pooling and Servicing Agreement; and the Pooling and Servicing Agreement, assuming the due authorization, execution and delivery thereof by the other parties thereto, constitutes a legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms, except that (a) the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable

                                     S-IIC-1
     defenses and to the discretion of the court before which any proceeding therefor may be brought.

          (3) The execution and delivery of the Pooling and Servicing Agreement by Seller, the sale of the Loans by Seller under the Pooling and Servicing Agreement, the consummation of any other of the transactions contemplated by the Pooling and Servicing Agreement, and the fulfillment of or compliance with the terms thereof are in the ordinary course of business of Seller and will not (A) result in a material breach of any term or provision of the charter or by-laws of Seller or (B) materially conflict with, result in a material breach, violation or acceleration of, or result in a material default under, the terms of any other material agreement or instrument to which Seller is a party or by which it may be bound, or (C) constitute a material violation of any statute, order or regulation applicable to Seller of any court, regulatory body, administrative agency or governmental body having jurisdiction over Seller; and Seller is not in breach or violation of any material indenture or other material agreement or instrument, or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it which breach or violation may materially impair Seller's ability to perform or meet any of its obligations under the Pooling and Servicing Agreement.

          (4) No litigation is pending or, to the best of Seller's knowledge, threatened, against Seller that would materially and adversely affect the execution, delivery or enforceability of the Pooling and Servicing Agreement or the ability of Seller to sell the Loans or to perform any of its other obligations under the Pooling and Servicing Agreement in accordance with the terms thereof.

          (5) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by Seller of, or compliance by Seller with, the Pooling and Servicing Agreement or the consummation of the transactions contemplated thereby, or if any such consent, approval, authorization or order is required, Seller has obtained the same.

          (6) Seller intends to treat the conveyance of the Loans to the Depositor as a sale of the Loans for all tax, accounting and regulatory purposes.

          (7) Seller is not insolvent nor is Seller aware of any pending insolvency, and Seller will not become insolvent as a result of its sale of the Loans under the Pooling and Servicing Agreement, and Seller's sale of the Loans to the Depositor under the Pooling and Servicing

                                     S-IIC-2

     Agreement will not be made with any intent to hinder, delay or defraud any of its creditors.

                                     S-IIC-3

                                  SCHEDULE IID

                              Equity One ABS, Inc.
                       Mortgage Pass-Through Certificates
                                  Series 1997-1

           Representations and Warranties of Equity One-New Hampshire

     Equity One-New Hampshire ("Seller") hereby makes the representations and warranties set forth in this Schedule IID to the Depositor, the Insurer and the Trustee, as of the Closing Date, or if so specified herein, as of the Cut-off Date with respect to the Loans related to Seller as set forth in Schedule I. Capitalized terms used but not otherwise defined in this Schedule IID shall have the meanings ascribed thereto in the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") relating to the above-referenced Series, among Seller, the other Sellers and the Servicer identified therein, Equity One ABS, Inc., as depositor, and The Chase Manhattan Bank, as trustee.

          (1) Seller is duly organized as a New Hampshire corporation and is validly existing and in good standing under the laws of the State of New Hampshire and is duly authorized and qualified to transact any and all business contemplated by the Pooling and Servicing Agreement to be conducted by Seller in any state in which a Mortgaged Property is located or is otherwise not required under applicable law to effect such qualification and, in any event, is in compliance with the doing business laws of any such state, to the extent necessary to ensure its ability to enforce each Loan and to perform any of its other obligations under the Pooling and Servicing Agreement in accordance with the terms thereof.

          (2) Seller has the full corporate power and authority to sell each Loan, and to execute, deliver and perform, and to enter into and consummate the transactions contemplated by the Pooling and Servicing Agreement and has duly authorized by all necessary corporate action on the part of Seller the execution, delivery and performance of the Pooling and Servicing Agreement; and the Pooling and Servicing Agreement, assuming the due authorization, execution and delivery thereof by the other parties thereto, constitutes a legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms, except that (a) the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable

                                     S-IID-1
     defenses and to the discretion of the court before which any proceeding therefor may be brought.

          (3) The execution and delivery of the Pooling and Servicing Agreement by Seller, the sale of the Loans by Seller under the Pooling and Servicing Agreement, the consummation of any other of the transactions contemplated by the Pooling and Servicing Agreement, and the fulfillment of or compliance with the terms thereof are in the ordinary course of business of Seller and will not (A) result in a material breach of any term or provision of the charter or by-laws of Seller or (B) materially conflict with, result in a material breach, violation or acceleration of, or result in a material default under, the terms of any other material agreement or instrument to which Seller is a party or by which it may be bound, or (C) constitute a material violation of any statute, order or regulation applicable to Seller of any court, regulatory body, administrative agency or governmental body having jurisdiction over Seller; and Seller is not in breach or violation of any material indenture or other material agreement or instrument, or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it which breach or violation may materially impair Seller's ability to perform or meet any of its obligations under the Pooling and Servicing Agreement.

          (4) No litigation is pending or, to the best of Seller's knowledge, threatened, against Seller that would materially and adversely affect the execution, delivery or enforceability of the Pooling and Servicing Agreement or the ability of Seller to sell the Loans or to perform any of its other obligations under the Pooling and Servicing Agreement in accordance with the terms thereof.

          (5) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by Seller of, or compliance by Seller with, the Pooling and Servicing Agreement or the consummation of the transactions contemplated thereby, or if any such consent, approval, authorization or order is required, Seller has obtained the same.

          (6) Seller intends to treat the conveyance of the Loans to the Depositor as a sale of the Loans for all tax, accounting and regulatory purposes.

          (7) Seller is not insolvent nor is Seller aware of any pending insolvency, and Seller will not become insolvent as a result of its sale of the Loans under the Pooling and Servicing Agreement, and Seller's sale of the Loans to the Depositor under the Pooling and Servicing

                                     S-IID-2

     Agreement will not be made with any intent to hinder, delay or defraud any of its creditors.

                                     S-IID-3

                                  SCHEDULE IIE

                              Equity One ABS, Inc.
                       Mortgage Pass-Through Certificates
                                  Series 1997-1

              Representations and Warranties of Equity One-New York

     Equity One-New York ("Seller") hereby makes the representations and warranties set forth in this Schedule IIE to the Depositor, the Insurer and the Trustee, as of the Closing Date, or if so specified herein, as of the Cut-off Date with respect to the Loans related to Seller as set forth in Schedule I. Capitalized terms used but not otherwise defined in this Schedule IIE shall have the meanings ascribed thereto in the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") relating to the above-referenced Series, among Seller, the other Sellers and the Servicer identified therein, Equity One ABS, Inc., as depositor, and The Chase Manhattan Bank, as trustee.

          (1) Seller is duly organized as a New York corporation and is validly existing and in good standing under the laws of the State of New York and is duly authorized and qualified to transact any and all business contemplated by the Pooling and Servicing Agreement to be conducted by Seller in any state in which a Mortgaged Property is located or is otherwise not required under applicable law to effect such qualification and, in any event, is in compliance with the doing business laws of any such state, to the extent necessary to ensure its ability to enforce each Loan and to perform any of its other obligations under the Pooling and Servicing Agreement in accordance with the terms thereof.

          (2) Seller has the full corporate power and authority to sell each Loan, and to execute, deliver and perform, and to enter into and consummate the transactions contemplated by the Pooling and Servicing Agreement and has duly authorized by all necessary corporate action on the part of Seller the execution, delivery and performance of the Pooling and Servicing Agreement; and the Pooling and Servicing Agreement, assuming the due authorization, execution and delivery thereof by the other parties thereto, constitutes a legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms, except that (a) the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable

                                    S-IIE-1
     defenses and to the discretion of the court before which any proceeding therefor may be brought.

          (3) The execution and delivery of the Pooling and Servicing Agreement by Seller, the sale of the Loans by Seller under the Pooling and Servicing Agreement, the consummation of any other of the transactions contemplated by the Pooling and Servicing Agreement, and the fulfillment of or compliance with the terms thereof are in the ordinary course of business of Seller and will not (A) result in a material breach of any term or provision of the charter or by-laws of Seller or (B) materially conflict with, result in a material breach, violation or acceleration of, or result in a material default under, the terms of any other material agreement or instrument to which Seller is a party or by which it may be bound, or (C) constitute a material violation of any statute, order or regulation applicable to Seller of any court, regulatory body, administrative agency or governmental body having jurisdiction over Seller; and Seller is not in breach or violation of any material indenture or other material agreement or instrument, or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it which breach or violation may materially impair Seller's ability to perform or meet any of its obligations under the Pooling and Servicing Agreement.

          (4) No litigation is pending or, to the best of Seller's knowledge, threatened, against Seller that would materially and adversely affect the execution, delivery or enforceability of the Pooling and Servicing Agreement or the ability of Seller to sell the Loans or to perform any of its other obligations under the Pooling and Servicing Agreement in accordance with the terms thereof.

          (5) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by Seller of, or compliance by Seller with, the Pooling and Servicing Agreement or the consummation of the transactions contemplated thereby, or if any such consent, approval, authorization or order is required, Seller has obtained the same.

          (6) Seller intends to treat the conveyance of the Loans to the Depositor as a sale of the Loans for all tax, accounting and regulatory purposes.

          (7) Seller is not insolvent nor is Seller aware of any pending insolvency, and Seller will not become insolvent as a result of its sale of the Loans under the Pooling and Servicing Agreement, and Seller's sale of the Loans to the Depositor under the Pooling and Servicing

                                     S-IIE-2

     Agreement will not be made with any intent to hinder, delay or defraud any of its creditors.

                                     S-IIE-3

                                  SCHEDULE IIF

                              Equity One ABS, Inc.
                       Mortgage Pass-Through Certificates
                                  Series 1997-1

           Representations and Warranties of Equity One-North Carolina

     Equity One-North Carolina ("Seller") hereby makes the representations and warranties set forth in this Schedule IIF to the Depositor, the Insurer and the Trustee, as of the Closing Date, or if so specified herein, as of the Cut-off Date with respect to the Loans related to Seller as set forth in Schedule I. Capitalized terms used but not otherwise defined in this Schedule IIF shall have the meanings ascribed thereto in the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") relating to the above-referenced Series, among Seller, the other Sellers and the Servicer identified therein, Equity One ABS, Inc., as depositor, and The Chase Manhattan Bank, as trustee.

          (1) Seller is duly organized as a North Carolina corporation and is validly existing and in good standing under the laws of the State of North Carolina and is duly authorized and qualified to transact any and all business contemplated by the Pooling and Servicing Agreement to be conducted by Seller in any state in which a Mortgaged Property is located or is otherwise not required under applicable law to effect such qualification and, in any event, is in compliance with the doing business laws of any such state, to the extent necessary to ensure its ability to enforce each Loan and to perform any of its other obligations under the Pooling and Servicing Agreement in accordance with the terms thereof.

          (2) Seller has the full corporate power and authority to sell each Loan, and to execute, deliver and perform, and to enter into and consummate the transactions contemplated by the Pooling and Servicing Agreement and has duly authorized by all necessary corporate action on the part of Seller the execution, delivery and performance of the Pooling and Servicing Agreement; and the Pooling and Servicing Agreement, assuming the due authorization, execution and delivery thereof by the other parties thereto, constitutes a legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms, except that (a) the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable

                                     S-IIF-1
     defenses and to the discretion of the court before which any proceeding therefor may be brought.

          (3) The execution and delivery of the Pooling and Servicing Agreement by Seller, the sale of the Loans by Seller under the Pooling and Servicing Agreement, the consummation of any other of the transactions contemplated by the Pooling and Servicing Agreement, and the fulfillment of or compliance with the terms thereof are in the ordinary course of business of Seller and will not (A) result in a material breach of any term or provision of the charter or by-laws of Seller or (B) materially conflict with, result in a material breach, violation or acceleration of, or result in a material default under, the terms of any other material agreement or instrument to which Seller is a party or by which it may be bound, or (C) constitute a material violation of any statute, order or regulation applicable to Seller of any court, regulatory body, administrative agency or governmental body having jurisdiction over Seller; and Seller is not in breach or violation of any material indenture or other material agreement or instrument, or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it which breach or violation may materially impair Seller's ability to perform or meet any of its obligations under the Pooling and Servicing Agreement.

          (4) No litigation is pending or, to the best of Seller's knowledge, threatened, against Seller that would materially and adversely affect the execution, delivery or enforceability of the Pooling and Servicing Agreement or the ability of Seller to sell the Loans or to perform any of its other obligations under the Pooling and Servicing Agreement in accordance with the terms thereof.

          (5) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by Seller of, or compliance by Seller with, the Pooling and Servicing Agreement or the consummation of the transactions contemplated thereby, or if any such consent, approval, authorization or order is required, Seller has obtained the same.

          (6) Seller intends to treat the conveyance of the Loans to the Depositor as a sale of the Loans for all tax, accounting and regulatory purposes.

          (7) Seller is not insolvent nor is Seller aware of any pending insolvency, and Seller will not become insolvent as a result of its sale of the Loans under the Pooling and Servicing Agreement, and Seller's sale of the Loans to the Depositor under the Pooling and Servicing


                                     S-IIF-2

     Agreement will not be made with any intent to hinder, delay or defraud any of its creditors.

                                     S-IIF-3

                                  SCHEDULE IIG

                              Equity One ABS, Inc.
                       Mortgage Pass-Through Certificates
                                  Series 1997-1

            Representations and Warranties of Equity One-Pennsylvania

     Equity One-Pennsylvania ("Seller") hereby makes the representations and warranties set forth in this Schedule IIG to the Depositor, the Insurer and the Trustee, as of the Closing Date, or if so specified herein, as of the Cut-off Date with respect to the Loans related to Seller as set forth in Schedule I. Capitalized terms used but not otherwise defined in this Schedule IIG shall have the meanings ascribed thereto in the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") relating to the above-referenced Series, among Seller, the other Sellers and the Servicer identified therein, Equity One ABS, Inc., as depositor, and The Chase Manhattan Bank, as trustee.

          (1) Seller is duly organized as a Pennsylvania corporation and is validly existing and in good standing under the laws of the State of Pennsylvania and is duly authorized and qualified to transact any and all business contemplated by the Pooling and Servicing Agreement to be conducted by Seller in any state in which a Mortgaged Property is located or is otherwise not required under applicable law to effect such qualification and, in any event, is in compliance with the doing business laws of any such state, to the extent necessary to ensure its ability to enforce each Loan and to perform any of its other obligations under the Pooling and Servicing Agreement in accordance with the terms thereof.

          (2) Seller has the full corporate power and authority to sell each Loan, and to execute, deliver and perform, and to enter into and consummate the transactions contemplated by the Pooling and Servicing Agreement and has duly authorized by all necessary corporate action on the part of Seller the execution, delivery and performance of the Pooling and Servicing Agreement; and the Pooling and Servicing Agreement, assuming the due authorization, execution and delivery thereof by the other parties thereto, constitutes a legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms, except that (a) the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable

                                     S-IIG-1
     defenses and to the discretion of the court before which any proceeding therefor may be brought.

          (3) The execution and delivery of the Pooling and Servicing Agreement by Seller, the sale of the Loans by Seller under the Pooling and Servicing Agreement, the consummation of any other of the transactions contemplated by the Pooling and Servicing Agreement, and the fulfillment of or compliance with the terms thereof are in the ordinary course of business of Seller and will not (A) result in a material breach of any term or provision of the charter or by-laws of Seller or (B) materially conflict with, result in a material breach, violation or acceleration of, or result in a material default under, the terms of any other material agreement or instrument to which Seller is a party or by which it may be bound, or (C) constitute a material violation of any statute, order or regulation applicable to Seller of any court, regulatory body, administrative agency or governmental body having jurisdiction over Seller; and Seller is not in breach or violation of any material indenture or other material agreement or instrument, or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it which breach or violation may materially impair Seller's ability to perform or meet any of its obligations under the Pooling and Servicing Agreement.

          (4) No litigation is pending or, to the best of Seller's knowledge, threatened, against Seller that would materially and adversely affect the execution, delivery or enforceability of the Pooling and Servicing Agreement or the ability of Seller to sell the Loans or to perform any of its other obligations under the Pooling and Servicing Agreement in accordance with the terms thereof.

          (5) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by Seller of, or compliance by Seller with, the Pooling and Servicing Agreement or the consummation of the transactions contemplated thereby, or if any such consent, approval, authorization or order is required, Seller has obtained the same.

          (6) Seller intends to treat the conveyance of the Loans to the Depositor as a sale of the Loans for all tax, accounting and regulatory purposes.

          (7) Seller is not insolvent nor is Seller aware of any pending insolvency, and Seller will not become insolvent as a result of its sale of the Loans under the Pooling and Servicing Agreement, and Seller's sale of the Loans to the Depositor under the Pooling and Servicing

                                     S-IIG-2

     Agreement will not be made with any intent to hinder, delay or defraud any of its creditors.

                                     S-IIG-3

                                  SCHEDULE IIH

                              Equity One ABS, Inc.
                       Mortgage Pass-Through Certificates
                                  Series 1997-1

           Representations and Warranties of Equity One-West Virginia

     Equity One-West Virginia ("Seller") hereby makes the representations and warranties set forth in this Schedule IIH to the Depositor, the Insurer and the Trustee, as of the Closing Date, or if so specified herein, as of the Cut-off Date with respect to the Loans related to Seller as set forth in Schedule I. Capitalized terms used but not otherwise defined in this Schedule IIH shall have the meanings ascribed thereto in the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") relating to the above-referenced Series, among Seller, the other Sellers and the Servicer identified therein, Equity One ABS, Inc., as depositor, and The Chase Manhattan Bank, as trustee.

          (1) Seller is duly organized as a West Virginia corporation and is validly existing and in good standing under the laws of the State of West Virginia and is duly authorized and qualified to transact any and all business contemplated by the Pooling and Servicing Agreement to be conducted by Seller in any state in which a Mortgaged Property is located or is otherwise not required under applicable law to effect such qualification and, in any event, is in compliance with the doing business laws of any such state, to the extent necessary to ensure its ability to enforce each Loan and to perform any of its other obligations under the Pooling and Servicing Agreement in accordance with the terms thereof.

          (2) Seller has the full corporate power and authority to sell each Loan, and to execute, deliver and perform, and to enter into and consummate the transactions contemplated by the Pooling and Servicing Agreement and has duly authorized by all necessary corporate action on the part of Seller the execution, delivery and performance of the Pooling and Servicing Agreement; and the Pooling and Servicing Agreement, assuming the due authorization, execution and delivery thereof by the other parties thereto, constitutes a legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms, except that (a) the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable

                                     S-IIH-1
     defenses and to the discretion of the court before which any proceeding therefor may be brought.

          (3) The execution and delivery of the Pooling and Servicing Agreement by Seller, the sale of the Loans by Seller under the Pooling and Servicing Agreement, the consummation of any other of the transactions contemplated by the Pooling and Servicing Agreement, and the fulfillment of or compliance with the terms thereof are in the ordinary course of business of Seller and will not (A) result in a material breach of any term or provision of the charter or by-laws of Seller or (B) materially conflict with, result in a material breach, violation or acceleration of, or result in a material default under, the terms of any other material agreement or instrument to which Seller is a party or by which it may be bound, or (C) constitute a material violation of any statute, order or regulation applicable to Seller of any court, regulatory body, administrative agency or governmental body having jurisdiction over Seller; and Seller is not in breach or violation of any material indenture or other material agreement or instrument, or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it which breach or violation may materially impair Seller's ability to perform or meet any of its obligations under the Pooling and Servicing Agreement.

          (4) No litigation is pending or, to the best of Seller's knowledge, threatened, against Seller that would materially and adversely affect the execution, delivery or enforceability of the Pooling and Servicing Agreement or the ability of Seller to sell the Loans or to perform any of its other obligations under the Pooling and Servicing Agreement in accordance with the terms thereof.

          (5) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by Seller of, or compliance by Seller with, the Pooling and Servicing Agreement or the consummation of the transactions contemplated thereby, or if any such consent, approval, authorization or order is required, Seller has obtained the same.

          (6) Seller intends to treat the conveyance of the Loans to the Depositor as a sale of the Loans for all tax, accounting and regulatory purposes.

          (7) Seller is not insolvent nor is Seller aware of any pending insolvency, and Seller will not become insolvent as a result of its sale of the Loans under the Pooling and Servicing Agreement, and Seller's sale of the Loans to the Depositor under the Pooling and Servicing

                                     S-IIH-2

     Agreement will not be made with any intent to hinder, delay or defraud any of its creditors.

                                     S-IIH-3

                                  SCHEDULE IIX

                              Equity One ABS, Inc.
                       Mortgage Pass-Through Certificates
                                  Series 1997-1

                 Representations and Warranties of the Servicer

     Equity-One Delaware, in its capacity as Servicer, hereby makes the representations and warranties set forth in this Schedule IIX to the Depositor, and the Trustee, as of the Closing Date, or if so specified herein, as of the Cut-off Date with respect to the Loans set forth in Schedule I. Capitalized terms used but not otherwise defined in this Schedule IIX shall have the meanings ascribed thereto in the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") relating to the above-referenced Series, among Servicer, the Sellers identified therein, Equity One ABS, Inc., as depositor, and The Chase Manhattan Bank, as trustee.

          (1) Servicer is duly organized as a Delaware corporation and is validly existing and in good standing under the laws of the State of Delaware and is duly authorized and qualified to transact any and all business contemplated by the Pooling and Servicing Agreement to be conducted by Servicer in any state in which a Mortgaged Property is located or is otherwise not required under applicable law to effect such qualification and, in any event, is in compliance with the doing business laws of any such state, to the extent necessary to ensure its ability to service the Loans in accordance with the terms of the Pooling and Servicing Agreement and to perform any of its other obligations under the Pooling and Servicing Agreement in accordance with the terms thereof.

          (2) Servicer has the full corporate power and authority to service each Loan, and to execute, deliver and perform, and to enter into and consummate the transactions contemplated by the Pooling and Servicing Agreement and has duly authorized by all necessary corporate action on the part of Servicer the execution, delivery and performance of the Pooling and Servicing Agreement; and the Pooling and Servicing Agreement, assuming the due authorization, execution and delivery thereof by the other parties thereto, constitutes a legal, valid and binding obligation of Servicer, enforceable against Servicer in accordance with its terms, except that (a) the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be

                                     S-IIX-1
     subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

          (3) The execution and delivery of the Pooling and Servicing Agreement by Servicer, the servicing of the Loans by Servicer under the Pooling and Servicing Agreement, the consummation of any other of the transactions contemplated by the Pooling and Servicing Agreement, and the fulfillment of or compliance with the terms thereof are in the ordinary course of business of Servicer and will not (A) result in a material breach of any term or provision of the charter or by-laws of Servicer or (B) materially conflict with, result in a material breach, violation or acceleration of, or result in a material default under, the terms of any other material agreement or instrument to which Servicer is a party or by which it may be bound, or (C) constitute a material violation of any statute, order or regulation applicable to Servicer of any court, regulatory body, administrative agency or governmental body having jurisdiction over Servicer; and Servicer is not in breach or violation of any material indenture or other material agreement or instrument, or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it which breach or violation may materially impair Servicer's ability to perform or meet any of its obligations under the Pooling and Servicing Agreement.

          (4) No litigation is pending or, to the best of Servicer's knowledge, threatened, against Servicer that would materially and adversely affect the execution, delivery or enforceability of the Pooling and Servicing Agreement or the ability of Servicer to service the Loans or to perform any of its other obligations under the Pooling and Servicing Agreement in accordance with the terms thereof.

          (5) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by Servicer of, or compliance by Servicer with, the Pooling and Servicing Agreement or the consummation of the transactions contemplated thereby, or if any such consent, approval, authorization or order is required, Servicer has obtained the same.

                                     S-IIX-2

                                  SCHEDULE IIIA

                              Equity One ABS, Inc.
                       Mortgage Pass-Through Certificates
                                  Series 1997-1

           Loan Representations and Warranties of Equity One-Delaware

     Equity One-Delaware ("Seller") hereby makes the representations and warranties set forth in this Schedule IIIA to the Depositor, the Insurer and the Trustee, as of the Closing Date, or if so specified herein, as of the Cut-off Date with respect to the Loans, Mortgages, Mortgage Notes and Mortgaged Properties related to Seller set forth or referenced on Schedule I. Capitalized terms used but not otherwise defined in this Schedule IIIA shall have the meanings ascribed thereto in the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") relating to the above-referenced Series, among Seller, the other Sellers and the Servicer identified therein, Equity One ABS, Inc., as depositor, and The Chase Manhattan Bank, as trustee.


          (1) The information set forth on Schedule I to the Pooling and Servicing Agreement with respect to the Loans is true and correct in all material respects as of the Closing Date.

          (2) As of the Cut-off Date, (i) no Loan was contractually delinquent for 60 or more days and (ii) not more than 5% (by principal balance) of all of the mortgage loans set forth on Schedule I were between 30 and 59 days contractually delinquent.

          (3) No Loan had a Loan-to-Value Ratio at origination in excess of 90%. For purposes of determining the date of origination on which each Loan's Loan-to-Value Ratio is measured, no Loan has been significantly modified within the meaning of Treasury Regulation 1.860G-2(b) as of the Closing Date.

          (4) Each Mortgage is a valid and enforceable first lien on the referenced Mortgaged Property subject only to (a) the lien of non delinquent current real property taxes and assessments, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions appearing of record being acceptable to mortgage lending institutions generally or specifically reflected in the appraisal made in connection with the origination of the related Loan and (c) other matters to which like properties are commonly subject which do not

                                    S-IIIA-1
     materially interfere with the benefits of the security intended to be provided by such Mortgage.

          (5) Immediately prior to the assignment of the Loans to the Depositor, the Seller had good title to, and was the sole owner of, each such Loan free and clear of any pledge, lien, encumbrance or security interest and had full right and authority, subject to no interest or participation of, or agreement with, any other party, to sell and assign the same pursuant to the Pooling and Servicing Agreement.

          (6) There is no delinquent tax or assessment lien against any Mortgaged Property.

          (7) There is no valid right of rescission, offset, defense or counterclaim to any Mortgage Note or Mortgage, including the obligation of the Mortgagor to pay the unpaid principal of or interest on such Mortgage Note.

          (8) There are no mechanics' liens or claims for work, labor or material affecting any Mortgaged Property which are or may be a lien prior to, or equal with, the lien of such Mortgage, except those which are insured against by the title insurance policy referred to in item (12) below.

          (9) To the best of the Seller's knowledge, each Mortgaged Property is free of material damage and in good repair.

          (10) Each Loan at origination complied in all material respects with applicable state and federal laws, including, without limitation, usury, equal credit opportunity, real estate settlement procedures, truth-in-lending and disclosure laws, and consummation of the transactions contemplated hereby will not involve the violation of any such laws.

          (11) As of the Closing Date, neither the Seller nor any prior holder of any Mortgage has modified the Mortgage in any material respect (except that a Loan may have been modified by a written instrument which has been recorded or submitted for recordation, if necessary, to protect the interests of the Certificateholders and the original or a copy of which has been delivered to the Trustee); satisfied, canceled or subordinated such Mortgage in whole or in part; released the related Mortgaged Property in whole or in part from the lien of such Mortgage; or executed any instrument of release, cancellation, modification or satisfaction with respect thereto.

          (12) For each Loan, a lender's policy of title insurance together with a condominium endorsement and

                                    S-IIIA-2
     extended coverage endorsement, if applicable, in an amount at least equal to the Cut-off Date Stated Principal Balance of each such Loan or a commitment (binder) to issue the same was effective on the date of the origination of each Loan, each such policy is valid and remains in full force and effect, and each such policy was issued by a title insurer qualified to do business in the jurisdiction where the related Mortgaged Property is located, which policy insures the Seller and successor owners of indebtedness secured by the related insured Mortgage, as to the applicable priority lien of the Mortgage subject to the exceptions set forth in paragraph (4) above; to the best of the Seller's knowledge, no claims have been made under such mortgage title insurance policy and no prior holder of the related Mortgage, including the Seller, has done, by act or omission, anything which would impair the coverage of such mortgage title insurance policy.

          (13) To the best of the Seller's knowledge, all of the improvements which were included for the purpose of determining the appraised value of each Mortgaged Property lies wholly within the boundaries and building restriction lines of such property, and no improvements on adjoining properties encroach upon such Mortgaged Property.

          (14) To the best of the Seller's knowledge, no improvement located on or being part of any Mortgaged Property is in violation of any applicable zoning law or regulation. To the best of the Seller's knowledge, all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of such Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities, unless the lack thereof would not have a material adverse effect on the value of such Mortgaged Property, and such Mortgaged Property is lawfully occupied under applicable law.

          (15) Each Mortgage Note and the related Mortgage are genuine, and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms and under applicable law. To the best of the Seller's knowledge, all parties to such Mortgage Note and such Mortgage had legal capacity to execute such Mortgage Note and such Mortgage and each such Mortgage Note and Mortgage have been duly and properly executed by such parties.

          (16) The proceeds of each Loan have been fully disbursed, there is no requirement for future advances

                                    S-IIIA-3
     thereunder and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making, or closing or recording such Loans were paid.

          (17) Each Mortgage contains customary and enforceable provisions which render the rights and remedies of the holder thereof adequate for the realization against the related Mortgaged Property of the benefits of the security, including, (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (ii) otherwise by judicial foreclosure.

          (18) With respect to each Mortgage constituting a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, and no fees or expenses are or will become payable by the Certificateholders to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor.

          (19) Each Mortgage Note and each Mortgage is in substantially one of the forms acceptable to FNMA or FHLMC, with such riders as have been acceptable to FNMA or FHLMC, as the case may be.

          (20) The origination, underwriting and collection practices used by the Seller with respect to each Loan have been in all respects legal, prudent and customary in the mortgage lending and servicing business.

          (21) There is no pledged account or other security other than real estate securing the Mortgagor's obligations.

          (22) No Loan has a shared appreciation feature, or other contingent interest feature.

          (23) Each Loan contains a customary "due on sale" clause.

          (24) At the Cut-off Date, the improvements upon each Mortgaged Property are covered by a valid and existing hazard insurance policy with a generally acceptable carrier that provides for fire and extended coverage and coverage for such other hazards as are customary in the area where such Mortgaged Property is located in an amount which is at least equal to the lesser of (i) the maximum insurable value of the improvements securing such Loan or (ii) the outstanding principal balance of the related Loan. If such

                                    S-IIIA-4

     Mortgaged Property is a condominium unit, it is included under the coverage afforded by a blanket policy for the condominium unit. For all first mortgages, all such individual insurance policies and all flood policies referred to in item (25) below contain a standard mortgagee clause naming the Seller or the original mortgagee, and its successors in interest, as mortgagee, and the Seller has received no notice that any premiums due and payable thereon have not been paid; the Mortgage obligates the Mortgagor thereunder to maintain all such insurance including flood insurance at the Mortgagor's cost and expense, and upon the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor.

          (25) If a Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, a flood insurance policy in a form meeting the requirements of the current guidelines of the Flood Insurance Administration was required at closing with respect to such Mortgaged Property with a generally acceptable carrier in an amount representing coverage not less than the least of (A) the original outstanding principal balance of the related Loan, (B) the minimum amount required to compensate for damage or loss on a replacement cost basis, or (C) the maximum amount of insurance that is available under the Flood Disaster Protection Act of 1973, as amended, and if Seller has received any notice of non-payment of any premium or cancellation of any such policy, Seller has required or is in the process of requiring the reinstatement of such insurance.

          (26) To the best of the Seller's knowledge, there is no proceeding occurring, pending or threatened for the total or partial condemnation of any Mortgaged Property.

          (27) There is no material monetary default existing under any Mortgage or the related Mortgage Note and, to the best of the Seller's knowledge, there is no material event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration under such Mortgage or related Mortgage Note; and the Seller has not waived any default, breach, violation or event of acceleration.

          (28) Each Mortgaged Property is improved by a mixed use building or a one- to four-family residential dwelling including condominium units, which, to the best of Seller's knowledge, does not include cooperatives or mobile

                                    S-IIIA-5
     homes and does not constitute other than real property under state law.

          (29) Each Loan is being serviced by the Servicer.

          (30) Any future advances made prior to the Cutoff Date have been consolidated with the outstanding principal amount secured by the related Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term reflected on the related Loan Schedule. The consolidated principal amount does not exceed the original principal amount of such Loan. No Mortgage Note permits or obligates the Servicer to make future advances to the Mortgagor at the option of the Mortgagor.

          (31) All taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid, except for items which have been assessed, but are not yet due and payable. Except for (A) payments in the nature of escrow payments, and (B) interest accruing from the date of any Mortgage Note or date of disbursement of the related Mortgage proceeds, whichever is later, to the day which precedes by one month the Due Date of the first installment of principal and interest, including without limitation, taxes and insurance payments, the Servicer has not advanced funds, or induced, solicited or knowingly received any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount required by the related Mortgage.

          (32) Each Loan was underwritten in all material respects in accordance with the Seller's underwriting guidelines as set forth in the Prospectus Supplement.

          (33) An appraisal of each Mortgaged Property was obtained from a qualified appraiser, duly appointed by the originator, who had no interest, direct or indirect, in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of such Loan; such appraisal is in a form acceptable to FNMA and FHLMC.

          (34) No Loan is a graduated payment mortgage loan or a growing equity mortgage loan, and no Loan is subject to a buydown or similar arrangement.

          (35) The Loans were selected from among the outstanding fixed-rate residential mortgage or mixed use loans in Seller's portfolio at the Closing Date as to which the representations and warranties made as to such Loans set

                                    S-IIIA-6
     forth in this Schedule IIIA can be made. Such selection was not made in a manner that would adversely affect the interests of Certificateholders or the Insurer.

          (36) Each Loan has a payment date on or before the Due Date in the month of the first Distribution Date.

          (37) Approximately 65.29% of the mortgage loans set forth on Schedule I were balloon loans as described in the Prospectus Supplement.

          (38) No Loan is subject to negative amortization or deferred interest payments.

          (39) No Mortgagor has requested relief under the Relief Act.

          (40) None of the Loans are retail installment contracts for goods or services or are home improvement loans for goods or services, which would be either "consumer credit contracts" or "purchase money loans" as such terms are defined in 16 C.F.R. ss.433.1.

          (41) No Mortgagor has or will have a claim or defense against Seller or any assignor or assignee of Seller under any express or implied warranty with respect to goods or services provided in connection with any Loan.

          (42) Each Loan is a "qualified mortgage" for purposes of Section 860G(a)(3) of the Code.

          (43) The Loans, individually and in the aggregate, conform in all material respects to the descriptions thereof in the Prospectus Supplement.

                                    S-IIIA-7

                                  SCHEDULE IIIB

                              Equity One ABS, Inc.
                       Mortgage Pass-Through Certificates
                                  Series 1997-1

            Loan Representations and Warranties of Equity One-Florida

     Equity One-Florida ("Seller") hereby makes the representations and warranties set forth in this Schedule IIIA to the Depositor, the Insurer and the Trustee, as of the Closing Date, or if so specified herein, as of the Cut-off Date with respect to the Loans, Mortgages, Mortgage Notes and Mortgaged Properties related to Seller set forth or referenced on Schedule I. Capitalized terms used but not otherwise defined in this Schedule IIIA shall have the meanings ascribed thereto in the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") relating to the above-referenced Series, among Seller, the other Sellers and the Servicer identified therein, Equity One ABS, Inc., as depositor, and The Chase Manhattan Bank, as trustee.


          (1) The information set forth on Schedule I to the Pooling and Servicing Agreement with respect to the Loans is true and correct in all material respects as of the Closing Date.

          (2) As of the Cut-off Date, (i) no Loan was contractually delinquent for 60 or more days and (ii) not more than 5% (by principal balance) of all of the mortgage loans set forth on Schedule I were between 30 and 59 days contractually delinquent.

          (3) No Loan had a Loan-to-Value Ratio at origination in excess of 90%. For purposes of determining the date of origination on which each Loan's Loan-to-Value Ratio is measured, no Loan has been significantly modified within the meaning of Treasury Regulation 1.860G-2(b) as of the Closing Date.

          (4) Each Mortgage is a valid and enforceable first lien on the referenced Mortgaged Property subject only to (a) the lien of non delinquent current real property taxes and assessments, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions appearing of record being acceptable to mortgage lending institutions generally or specifically reflected in the appraisal made in connection with the origination of the related Loan and (c) other matters to which like properties are commonly subject which do not

                                    S-IIIB-1
     materially interfere with the benefits of the security intended to be provided by such Mortgage.

          (5) Immediately prior to the assignment of the Loans to the Depositor, the Seller had good title to, and was the sole owner of, each such Loan free and clear of any pledge, lien, encumbrance or security interest and had full right and authority, subject to no interest or participation of, or agreement with, any other party, to sell and assign the same pursuant to the Pooling and Servicing Agreement.

          (6) There is no delinquent tax or assessment lien against any Mortgaged Property.

          (7) There is no valid right of rescission, offset, defense or counterclaim to any Mortgage Note or Mortgage, including the obligation of the Mortgagor to pay the unpaid principal of or interest on such Mortgage Note.

          (8) There are no mechanics' liens or claims for work, labor or material affecting any Mortgaged Property which are or may be a lien prior to, or equal with, the lien of such Mortgage, except those which are insured against by the title insurance policy referred to in item (12) below.

          (9) To the best of the Seller's knowledge, each Mortgaged Property is free of material damage and in good repair.

          (10) Each Loan at origination complied in all material respects with applicable state and federal laws, including, without limitation, usury, equal credit opportunity, real estate settlement procedures, truth-in-lending and disclosure laws, and consummation of the transactions contemplated hereby will not involve the violation of any such laws.

          (11) As of the Closing Date, neither the Seller nor any prior holder of any Mortgage has modified the Mortgage in any material respect (except that a Loan may have been modified by a written instrument which has been recorded or submitted for recordation, if necessary, to protect the interests of the Certificateholders and the original or a copy of which has been delivered to the Trustee); satisfied, canceled or subordinated such Mortgage in whole or in part; released the related Mortgaged Property in whole or in part from the lien of such Mortgage; or executed any instrument of release, cancellation, modification or satisfaction with respect thereto.

          (12) For each Loan, a lender's policy of title insurance together with a condominium endorsement and

                                    S-IIIB-2
     extended coverage endorsement, if applicable, in an amount at least equal to the Cut-off Date Stated Principal Balance of each such Loan or a commitment (binder) to issue the same was effective on the date of the origination of each Loan, each such policy is valid and remains in full force and effect, and each such policy was issued by a title insurer qualified to do business in the jurisdiction where the related Mortgaged Property is located, which policy insures the Seller and successor owners of indebtedness secured by the related insured Mortgage, as to the applicable priority lien of the Mortgage subject to the exceptions set forth in paragraph (4) above; to the best of the Seller's knowledge, no claims have been made under such mortgage title insurance policy and no prior holder of the related Mortgage, including the Seller, has done, by act or omission, anything which would impair the coverage of such mortgage title insurance policy.

          (13) To the best of the Seller's knowledge, all of the improvements which were included for the purpose of determining the appraised value of each Mortgaged Property lies wholly within the boundaries and building restriction lines of such property, and no improvements on adjoining properties encroach upon such Mortgaged Property.

          (14) To the best of the Seller's knowledge, no improvement located on or being part of any Mortgaged Property is in violation of any applicable zoning law or regulation. To the best of the Seller's knowledge, all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of such Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities, unless the lack thereof would not have a material adverse effect on the value of such Mortgaged Property, and such Mortgaged Property is lawfully occupied under applicable law.

          (15) Each Mortgage Note and the related Mortgage are genuine, and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms and under applicable law. To the best of the Seller's knowledge, all parties to such Mortgage Note and such Mortgage had legal capacity to execute such Mortgage Note and such Mortgage and each such Mortgage Note and Mortgage have been duly and properly executed by such parties.

          (16) The proceeds of each Loan have been fully disbursed, there is no requirement for future advances

                                    S-IIIB-3
     thereunder and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making, or closing or recording such Loans were paid.

          (17) Each Mortgage contains customary and enforceable provisions which render the rights and remedies of the holder thereof adequate for the realization against the related Mortgaged Property of the benefits of the security, including, (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (ii) otherwise by judicial foreclosure.

          (18) With respect to each Mortgage constituting a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, and no fees or expenses are or will become payable by the Certificateholders to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor.

          (19) Each Mortgage Note and each Mortgage is in substantially one of the forms acceptable to FNMA or FHLMC, with such riders as have been acceptable to FNMA or FHLMC, as the case may be.

          (20) The origination, underwriting and collection practices used by the Seller with respect to each Loan have been in all respects legal, prudent and customary in the mortgage lending and servicing business.

          (21) There is no pledged account or other security other than real estate securing the Mortgagor's obligations.

          (22) No Loan has a shared appreciation feature, or other contingent interest feature.

          (23) Each Loan contains a customary "due on sale" clause.

          (24) At the Cut-off Date, the improvements upon each Mortgaged Property are covered by a valid and existing hazard insurance policy with a generally acceptable carrier that provides for fire and extended coverage and coverage for such other hazards as are customary in the area where such Mortgaged Property is located in an amount which is at least equal to the lesser of (i) the maximum insurable value of the improvements securing such Loan or (ii) the outstanding principal balance of the related Loan. If such

                                    S-IIIB-4

     Mortgaged Property is a condominium unit, it is included under the coverage afforded by a blanket policy for the condominium unit. For all first mortgages, all such individual insurance policies and all flood policies referred to in item (25) below contain a standard mortgagee clause naming the Seller or the original mortgagee, and its successors in interest, as mortgagee, and the Seller has received no notice that any premiums due and payable thereon have not been paid; the Mortgage obligates the Mortgagor thereunder to maintain all such insurance including flood insurance at the Mortgagor's cost and expense, and upon the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor.

          (25) If a Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, a flood insurance policy in a form meeting the requirements of the current guidelines of the Flood Insurance Administration was required at closing with respect to such Mortgaged Property with a generally acceptable carrier in an amount representing coverage not less than the least of (A) the original outstanding principal balance of the related Loan, (B) the minimum amount required to compensate for damage or loss on a replacement cost basis, or (C) the maximum amount of insurance that is available under the Flood Disaster Protection Act of 1973, as amended, and if Seller has received any notice of non-payment of any premium or cancellation of any such policy, Seller has required or is in the process of requiring the reinstatement of such insurance.

          (26) To the best of the Seller's knowledge, there is no proceeding occurring, pending or threatened for the total or partial condemnation of any Mortgaged Property.

          (27) There is no material monetary default existing under any Mortgage or the related Mortgage Note and, to the best of the Seller's knowledge, there is no material event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration under such Mortgage or related Mortgage Note; and the Seller has not waived any default, breach, violation or event of acceleration.

          (28) Each Mortgaged Property is improved by a mixed use building or a one- to four-family residential dwelling including condominium units, which, to the best of Seller's knowledge, does not include cooperatives or mobile

                                    S-IIIB-5
     homes and does not constitute other than real property under state law.

          (29) Each Loan is being serviced by the Servicer.

          (30) Any future advances made prior to the Cutoff Date have been consolidated with the outstanding principal amount secured by the related Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term reflected on the related Loan Schedule. The consolidated principal amount does not exceed the original principal amount of such Loan. No Mortgage Note permits or obligates the Servicer to make future advances to the Mortgagor at the option of the Mortgagor.

          (31) All taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid, except for items which have been assessed, but are not yet due and payable. Except for (A) payments in the nature of escrow payments, and (B) interest accruing from the date of any Mortgage Note or date of disbursement of the related Mortgage proceeds, whichever is later, to the day which precedes by one month the Due Date of the first installment of principal and interest, including without limitation, taxes and insurance payments, the Servicer has not advanced funds, or induced, solicited or knowingly received any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount required by the related Mortgage.

          (32) Each Loan was underwritten in all material respects in accordance with the Seller's underwriting guidelines as set forth in the Prospectus Supplement.

          (33) An appraisal of each Mortgaged Property was obtained from a qualified appraiser, duly appointed by the originator, who had no interest, direct or indirect, in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of such Loan; such appraisal is in a form acceptable to FNMA and FHLMC.

          (34) No Loan is a graduated payment mortgage loan or a growing equity mortgage loan, and no Loan is subject to a buydown or similar arrangement.

          (35) The Loans were selected from among the outstanding fixed-rate residential mortgage or mixed use loans in Seller's portfolio at the Closing Date as to which the representations and warranties made as to such Loans set

                                    S-IIIB-6
     forth in this Schedule IIIA can be made. Such selection was not made in a manner that would adversely affect the interests of Certificateholders or the Insurer.

          (36) Each Loan has a payment date on or before the Due Date in the month of the first Distribution Date.

          (37) Approximately 65.29% of the mortgage loans set forth on Schedule I were balloon loans as described in the Prospectus Supplement.

          (38) No Loan is subject to negative amortization or deferred interest payments.

          (39) No Mortgagor has requested relief under the Relief Act.

          (40) None of the Loans are retail installment contracts for goods or services or are home improvement loans for goods or services, which would be either "consumer credit contracts" or "purchase money loans" as such terms are defined in 16 C.F.R. ss.433.1.

          (41) No Mortgagor has or will have a claim or defense against Seller or any assignor or assignee of Seller under any express or implied warranty with respect to goods or services provided in connection with any Loan.

          (42) Each Loan is a "qualified mortgage" for purposes of Section 860G(a)(3) of the Code.

          (43) The Loans, individually and in the aggregate, conform in all material respects to the descriptions thereof in the Prospectus Supplement.

                                    S-IIIB-7

                                  SCHEDULE IIIC

                              Equity One ABS, Inc.
                       Mortgage Pass-Through Certificates
                                  Series 1997-1

           Loan Representations and Warranties of Equity One-Minnesota

     Equity One-Minnesota ("Seller") hereby makes the representations and warranties set forth in this Schedule IIIA to the Depositor, the Insurer and the Trustee, as of the Closing Date, or if so specified herein, as of the Cut-off Date with respect to the Loans, Mortgages, Mortgage Notes and Mortgaged Properties related to Seller set forth or referenced on Schedule I. Capitalized terms used but not otherwise defined in this Schedule IIIA shall have the meanings ascribed thereto in the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") relating to the above-referenced Series, among Seller, the other Sellers and the Servicer identified therein, Equity One ABS, Inc., as depositor, and The Chase Manhattan Bank, as trustee.


          (1) The information set forth on Schedule I to the Pooling and Servicing Agreement with respect to the Loans is true and correct in all material respects as of the Closing Date.

          (2) As of the Cut-off Date, (i) no Loan was contractually delinquent for 60 or more days and (ii) not more than 5% (by principal balance) of all of the mortgage loans set forth on Schedule I were between 30 and 59 days contractually delinquent.

          (3) No Loan had a Loan-to-Value Ratio at origination in excess of 90%. For purposes of determining the date of origination on which each Loan's Loan-to-Value Ratio is measured, no Loan has been significantly modified within the meaning of Treasury Regulation 1.860G-2(b) as of the Closing Date.

          (4) Each Mortgage is a valid and enforceable first lien on the referenced Mortgaged Property subject only to (a) the lien of non delinquent current real property taxes and assessments, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions appearing of record being acceptable to mortgage lending institutions generally or specifically reflected in the appraisal made in connection with the origination of the related Loan and (c) other matters to which like properties are commonly subject which do not


                                    S-IIIC-1
     materially interfere with the benefits of the security intended to be provided by such Mortgage.

          (5) Immediately prior to the assignment of the Loans to the Depositor, the Seller had good title to, and was the sole owner of, each such Loan free and clear of any pledge, lien, encumbrance or security interest and had full right and authority, subject to no interest or participation of, or agreement with, any other party, to sell and assign the same pursuant to the Pooling and Servicing Agreement.

          (6) There is no delinquent tax or assessment lien against any Mortgaged Property.

          (7) There is no valid right of rescission, offset, defense or counterclaim to any Mortgage Note or Mortgage, including the obligation of the Mortgagor to pay the unpaid principal of or interest on such Mortgage Note.

          (8) There are no mechanics' liens or claims for work, labor or material affecting any Mortgaged Property which are or may be a lien prior to, or equal with, the lien of such Mortgage, except those which are insured against by the title insurance policy referred to in item (12) below.

          (9) To the best of the Seller's knowledge, each Mortgaged Property is free of material damage and in good repair.

          (10) Each Loan at origination complied in all material respects with applicable state and federal laws, including, without limitation, usury, equal credit opportunity, real estate settlement procedures, truth-in-lending and disclosure laws, and consummation of the transactions contemplated hereby will not involve the violation of any such laws.

          (11) As of the Closing Date, neither the Seller nor any prior holder of any Mortgage has modified the Mortgage in any material respect (except that a Loan may have been modified by a written instrument which has been recorded or submitted for recordation, if necessary, to protect the interests of the Certificateholders and the original or a copy of which has been delivered to the Trustee); satisfied, canceled or subordinated such Mortgage in whole or in part; released the related Mortgaged Property in whole or in part from the lien of such Mortgage; or executed any instrument of release, cancellation, modification or satisfaction with respect thereto.

          (12) For each Loan, a lender's policy of title insurance together with a condominium endorsement and


                                    S-IIIC-2
     extended coverage endorsement, if applicable, in an amount at least equal to the Cut-off Date Stated Principal Balance of each such Loan or a commitment (binder) to issue the same was effective on the date of the origination of each Loan, each such policy is valid and remains in full force and effect, and each such policy was issued by a title insurer qualified to do business in the jurisdiction where the related Mortgaged Property is located, which policy insures the Seller and successor owners of indebtedness secured by the related insured Mortgage, as to the applicable priority lien of the Mortgage subject to the exceptions set forth in paragraph (4) above; to the best of the Seller's knowledge, no claims have been made under such mortgage title insurance policy and no prior holder of the related Mortgage, including the Seller, has done, by act or omission, anything which would impair the coverage of such mortgage title insurance policy.

          (13) To the best of the Seller's knowledge, all of the improvements which were included for the purpose of determining the appraised value of each Mortgaged Property lies wholly within the boundaries and building restriction lines of such property, and no improvements on adjoining properties encroach upon such Mortgaged Property.

          (14) To the best of the Seller's knowledge, no improvement located on or being part of any Mortgaged Property is in violation of any applicable zoning law or regulation. To the best of the Seller's knowledge, all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of such Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities, unless the lack thereof would not have a material adverse effect on the value of such Mortgaged Property, and such Mortgaged Property is lawfully occupied under applicable law.

          (15) Each Mortgage Note and the related Mortgage are genuine, and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms and under applicable law. To the best of the Seller's knowledge, all parties to such Mortgage Note and such Mortgage had legal capacity to execute such Mortgage Note and such Mortgage and each such Mortgage Note and Mortgage have been duly and properly executed by such parties.

          (16) The proceeds of each Loan have been fully disbursed, there is no requirement for future advances


                                    S-IIIC-3
     thereunder and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making, or closing or recording such Loans were paid.

          (17) Each Mortgage contains customary and enforceable provisions which render the rights and remedies of the holder thereof adequate for the realization against the related Mortgaged Property of the benefits of the security, including, (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (ii) otherwise by judicial foreclosure.

          (18) With respect to each Mortgage constituting a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, and no fees or expenses are or will become payable by the Certificateholders to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor.

          (19) Each Mortgage Note and each Mortgage is in substantially one of the forms acceptable to FNMA or FHLMC, with such riders as have been acceptable to FNMA or FHLMC, as the case may be.

          (20) The origination, underwriting and collection practices used by the Seller with respect to each Loan have been in all respects legal, prudent and customary in the mortgage lending and servicing business.

          (21) There is no pledged account or other security other than real estate securing the Mortgagor's obligations.

          (22) No Loan has a shared appreciation feature, or other contingent interest feature.

          (23) Each Loan contains a customary "due on sale" clause.

          (24) At the Cut-off Date, the improvements upon each Mortgaged Property are covered by a valid and existing hazard insurance policy with a generally acceptable carrier that provides for fire and extended coverage and coverage for such other hazards as are customary in the area where such Mortgaged Property is located in an amount which is at least equal to the lesser of (i) the maximum insurable value of the improvements securing such Loan or (ii) the outstanding principal balance of the related Loan. If such


                                    S-IIIC-4

     Mortgaged Property is a condominium unit, it is included under the coverage afforded by a blanket policy for the condominium unit. For all first mortgages, all such individual insurance policies and all flood policies referred to in item (25) below contain a standard mortgagee clause naming the Seller or the original mortgagee, and its successors in interest, as mortgagee, and the Seller has received no notice that any premiums due and payable thereon have not been paid; the Mortgage obligates the Mortgagor thereunder to maintain all such insurance including flood insurance at the Mortgagor's cost and expense, and upon the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor.

          (25) If a Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, a flood insurance policy in a form meeting the requirements of the current guidelines of the Flood Insurance Administration was required at closing with respect to such Mortgaged Property with a generally acceptable carrier in an amount representing coverage not less than the least of (A) the original outstanding principal balance of the related Loan, (B) the minimum amount required to compensate for damage or loss on a replacement cost basis, or (C) the maximum amount of insurance that is available under the Flood Disaster Protection Act of 1973, as amended, and if Seller has received any notice of non-payment of any premium or cancellation of any such policy, Seller has required or is in the process of requiring the reinstatement of such insurance.

          (26) To the best of the Seller's knowledge, there is no proceeding occurring, pending or threatened for the total or partial condemnation of any Mortgaged Property.

          (27) There is no material monetary default existing under any Mortgage or the related Mortgage Note and, to the best of the Seller's knowledge, there is no material event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration under such Mortgage or related Mortgage Note; and the Seller has not waived any default, breach, violation or event of acceleration.

          (28) Each Mortgaged Property is improved by a mixed use building or a one- to four-family residential dwelling including condominium units, which, to the best of Seller's knowledge, does not include cooperatives or mobile


                                    S-IIIC-5
     homes and does not constitute other than real property under state law.

          (29) Each Loan is being serviced by the Servicer.

          (30) Any future advances made prior to the Cutoff Date have been consolidated with the outstanding principal amount secured by the related Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term reflected on the related Loan Schedule. The consolidated principal amount does not exceed the original principal amount of such Loan. No Mortgage Note permits or obligates the Servicer to make future advances to the Mortgagor at the option of the Mortgagor.

          (31) All taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid, except for items which have been assessed, but are not yet due and payable. Except for (A) payments in the nature of escrow payments, and (B) interest accruing from the date of any Mortgage Note or date of disbursement of the related Mortgage proceeds, whichever is later, to the day which precedes by one month the Due Date of the first installment of principal and interest, including without limitation, taxes and insurance payments, the Servicer has not advanced funds, or induced, solicited or knowingly received any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount required by the related Mortgage.

          (32) Each Loan was underwritten in all material respects in accordance with the Seller's underwriting guidelines as set forth in the Prospectus Supplement.

          (33) An appraisal of each Mortgaged Property was obtained from a qualified appraiser, duly appointed by the originator, who had no interest, direct or indirect, in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of such Loan; such appraisal is in a form acceptable to FNMA and FHLMC.

          (34) No Loan is a graduated payment mortgage loan or a growing equity mortgage loan, and no Loan is subject to a buydown or similar arrangement.

          (35) The Loans were selected from among the outstanding fixed-rate residential mortgage or mixed use loans in Seller's portfolio at the Closing Date as to which the representations and warranties made as to such Loans set


                                    S-IIIC-6
     forth in this Schedule IIIA can be made. Such selection was not made in a manner that would adversely affect the interests of Certificateholders or the Insurer.

          (36) Each Loan has a payment date on or before the Due Date in the month of the first Distribution Date.

          (37) Approximately 65.29% of the mortgage loans set forth on Schedule I were balloon loans as described in the Prospectus Supplement.

          (38) No Loan is subject to negative amortization or deferred interest payments.

          (39) No Mortgagor has requested relief under the Relief Act.

          (40) None of the Loans are retail installment contracts for goods or services or are home improvement loans for goods or services, which would be either "consumer credit contracts" or "purchase money loans" as such terms are defined in 16 C.F.R. ss.433.1.

          (41) No Mortgagor has or will have a claim or defense against Seller or any assignor or assignee of Seller under any express or implied warranty with respect to goods or services provided in connection with any Loan.

          (42) Each Loan is a "qualified mortgage" for purposes of Section 860G(a)(3) of the Code.

          (43) The Loans, individually and in the aggregate, conform in all material respects to the descriptions thereof in the Prospectus Supplement.


                                    S-IIIC-7

                                  SCHEDULE IIID

                              Equity One ABS, Inc.
                       Mortgage Pass-Through Certificates
                                  Series 1997-1

         Loan Representations and Warranties of Equity One-New Hampshire

     Equity One-New Hampshire ("Seller") hereby makes the representations and warranties set forth in this Schedule IIIA to the Depositor, the Insurer and the Trustee, as of the Closing Date, or if so specified herein, as of the Cut-off Date with respect to the Loans, Mortgages, Mortgage Notes and Mortgaged Properties related to Seller set forth or referenced on Schedule I. Capitalized terms used but not otherwise defined in this Schedule IIIA shall have the meanings ascribed thereto in the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") relating to the above-referenced Series, among Seller, the other Sellers and the Servicer identified therein, Equity One ABS, Inc., as depositor, and The Chase Manhattan Bank, as trustee.


          (1) The information set forth on Schedule I to the Pooling and Servicing Agreement with respect to the Loans is true and correct in all material respects as of the Closing Date.

          (2) As of the Cut-off Date, (i) no Loan was contractually delinquent for 60 or more days and (ii) not more than 5% (by principal balance) of all of the mortgage loans set forth on Schedule I were between 30 and 59 days contractually delinquent.

          (3) No Loan had a Loan-to-Value Ratio at origination in excess of 90%. For purposes of determining the date of origination on which each Loan's Loan-to-Value Ratio is measured, no Loan has been significantly modified within the meaning of Treasury Regulation 1.860G-2(b) as of the Closing Date.

          (4) Each Mortgage is a valid and enforceable first lien on the referenced Mortgaged Property subject only to (a) the lien of non delinquent current real property taxes and assessments, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions appearing of record being acceptable to mortgage lending institutions generally or specifically reflected in the appraisal made in connection with the origination of the related Loan and (c) other matters to which like properties are commonly subject which do not


                                    S-IIID-1
     materially interfere with the benefits of the security intended to be provided by such Mortgage.

          (5) Immediately prior to the assignment of the Loans to the Depositor, the Seller had good title to, and was the sole owner of, each such Loan free and clear of any pledge, lien, encumbrance or security interest and had full right and authority, subject to no interest or participation of, or agreement with, any other party, to sell and assign the same pursuant to the Pooling and Servicing Agreement.

          (6) There is no delinquent tax or assessment lien against any Mortgaged Property.

          (7) There is no valid right of rescission, offset, defense or counterclaim to any Mortgage Note or Mortgage, including the obligation of the Mortgagor to pay the unpaid principal of or interest on such Mortgage Note.

          (8) There are no mechanics' liens or claims for work, labor or material affecting any Mortgaged Property which are or may be a lien prior to, or equal with, the lien of such Mortgage, except those which are insured against by the title insurance policy referred to in item (12) below.

          (9) To the best of the Seller's knowledge, each Mortgaged Property is free of material damage and in good repair.

          (10) Each Loan at origination complied in all material respects with applicable state and federal laws, including, without limitation, usury, equal credit opportunity, real estate settlement procedures, truth-in-lending and disclosure laws, and consummation of the transactions contemplated hereby will not involve the violation of any such laws.

          (11) As of the Closing Date, neither the Seller nor any prior holder of any Mortgage has modified the Mortgage in any material respect (except that a Loan may have been modified by a written instrument which has been recorded or submitted for recordation, if necessary, to protect the interests of the Certificateholders and the original or a copy of which has been delivered to the Trustee); satisfied, canceled or subordinated such Mortgage in whole or in part; released the related Mortgaged Property in whole or in part from the lien of such Mortgage; or executed any instrument of release, cancellation, modification or satisfaction with respect thereto.

          (12) For each Loan, a lender's policy of title insurance together with a condominium endorsement and


                                    S-IIID-2
     extended coverage endorsement, if applicable, in an amount at least equal to the Cut-off Date Stated Principal Balance of each such Loan or a commitment (binder) to issue the same was effective on the date of the origination of each Loan, each such policy is valid and remains in full force and effect, and each such policy was issued by a title insurer qualified to do business in the jurisdiction where the related Mortgaged Property is located, which policy insures the Seller and successor owners of indebtedness secured by the related insured Mortgage, as to the applicable priority lien of the Mortgage subject to the exceptions set forth in paragraph (4) above; to the best of the Seller's knowledge, no claims have been made under such mortgage title insurance policy and no prior holder of the related Mortgage, including the Seller, has done, by act or omission, anything which would impair the coverage of such mortgage title insurance policy.

          (13) To the best of the Seller's knowledge, all of the improvements which were included for the purpose of determining the appraised value of each Mortgaged Property lies wholly within the boundaries and building restriction lines of such property, and no improvements on adjoining properties encroach upon such Mortgaged Property.

          (14) To the best of the Seller's knowledge, no improvement located on or being part of any Mortgaged Property is in violation of any applicable zoning law or regulation. To the best of the Seller's knowledge, all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of such Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities, unless the lack thereof would not have a material adverse effect on the value of such Mortgaged Property, and such Mortgaged Property is lawfully occupied under applicable law.

          (15) Each Mortgage Note and the related Mortgage are genuine, and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms and under applicable law. To the best of the Seller's knowledge, all parties to such Mortgage Note and such Mortgage had legal capacity to execute such Mortgage Note and such Mortgage and each such Mortgage Note and Mortgage have been duly and properly executed by such parties.

          (16) The proceeds of each Loan have been fully disbursed, there is no requirement for future advances


                                    S-IIID-3
     thereunder and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making, or closing or recording such Loans were paid.

          (17) Each Mortgage contains customary and enforceable provisions which render the rights and remedies of the holder thereof adequate for the realization against the related Mortgaged Property of the benefits of the security, including, (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (ii) otherwise by judicial foreclosure.

          (18) With respect to each Mortgage constituting a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, and no fees or expenses are or will become payable by the Certificateholders to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor.

          (19) Each Mortgage Note and each Mortgage is in substantially one of the forms acceptable to FNMA or FHLMC, with such riders as have been acceptable to FNMA or FHLMC, as the case may be.

          (20) The origination, underwriting and collection practices used by the Seller with respect to each Loan have been in all respects legal, prudent and customary in the mortgage lending and servicing business.

          (21) There is no pledged account or other security other than real estate securing the Mortgagor's obligations.

          (22) No Loan has a shared appreciation feature, or other contingent interest feature.

          (23) Each Loan contains a customary "due on sale" clause.

          (24) At the Cut-off Date, the improvements upon each Mortgaged Property are covered by a valid and existing hazard insurance policy with a generally acceptable carrier that provides for fire and extended coverage and coverage for such other hazards as are customary in the area where such Mortgaged Property is located in an amount which is at least equal to the lesser of (i) the maximum insurable value of the improvements securing such Loan or (ii) the outstanding principal balance of the related Loan. If such


                                    S-IIID-4

     Mortgaged Property is a condominium unit, it is included under the coverage afforded by a blanket policy for the condominium unit. For all first mortgages, all such individual insurance policies and all flood policies referred to in item (25) below contain a standard mortgagee clause naming the Seller or the original mortgagee, and its successors in interest, as mortgagee, and the Seller has received no notice that any premiums due and payable thereon have not been paid; the Mortgage obligates the Mortgagor thereunder to maintain all such insurance including flood insurance at the Mortgagor's cost and expense, and upon the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor.

          (25) If a Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, a flood insurance policy in a form meeting the requirements of the current guidelines of the Flood Insurance Administration was required at closing with respect to such Mortgaged Property with a generally acceptable carrier in an amount representing coverage not less than the least of (A) the original outstanding principal balance of the related Loan, (B) the minimum amount required to compensate for damage or loss on a replacement cost basis, or (C) the maximum amount of insurance that is available under the Flood Disaster Protection Act of 1973, as amended, and if Seller has received any notice of non-payment of any premium or cancellation of any such policy, Seller has required or is in the process of requiring the reinstatement of such insurance.

          (26) To the best of the Seller's knowledge, there is no proceeding occurring, pending or threatened for the total or partial condemnation of any Mortgaged Property.

          (27) There is no material monetary default existing under any Mortgage or the related Mortgage Note and, to the best of the Seller's knowledge, there is no material event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration under such Mortgage or related Mortgage Note; and the Seller has not waived any default, breach, violation or event of acceleration.

          (28) Each Mortgaged Property is improved by a mixed use building or a one- to four-family residential dwelling including condominium units, which, to the best of Seller's knowledge, does not include cooperatives or mobile


                                    S-IIID-5
     homes and does not constitute other than real property under state law.

          (29) Each Loan is being serviced by the Servicer.

          (30) Any future advances made prior to the Cutoff Date have been consolidated with the outstanding principal amount secured by the related Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term reflected on the related Loan Schedule. The consolidated principal amount does not exceed the original principal amount of such Loan. No Mortgage Note permits or obligates the Servicer to make future advances to the Mortgagor at the option of the Mortgagor.

          (31) All taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid, except for items which have been assessed, but are not yet due and payable. Except for (A) payments in the nature of escrow payments, and (B) interest accruing from the date of any Mortgage Note or date of disbursement of the related Mortgage proceeds, whichever is later, to the day which precedes by one month the Due Date of the first installment of principal and interest, including without limitation, taxes and insurance payments, the Servicer has not advanced funds, or induced, solicited or knowingly received any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount required by the related Mortgage.

          (32) Each Loan was underwritten in all material respects in accordance with the Seller's underwriting guidelines as set forth in the Prospectus Supplement.

          (33) An appraisal of each Mortgaged Property was obtained from a qualified appraiser, duly appointed by the originator, who had no interest, direct or indirect, in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of such Loan; such appraisal is in a form acceptable to FNMA and FHLMC.

          (34) No Loan is a graduated payment mortgage loan or a growing equity mortgage loan, and no Loan is subject to a buydown or similar arrangement.

          (35) The Loans were selected from among the outstanding fixed-rate residential mortgage or mixed use loans in Seller's portfolio at the Closing Date as to which the representations and warranties made as to such Loans set


                                    S-IIID-6
     forth in this Schedule IIIA can be made. Such selection was not made in a manner that would adversely affect the interests of Certificateholders or the Insurer.

          (36) Each Loan has a payment date on or before the Due Date in the month of the first Distribution Date.

          (37) Approximately 65.29% of the mortgage loans set forth on Schedule I were balloon loans as described in the Prospectus Supplement.

          (38) No Loan is subject to negative amortization or deferred interest payments.

          (39) No Mortgagor has requested relief under the Relief Act.

          (40) None of the Loans are retail installment contracts for goods or services or are home improvement loans for goods or services, which would be either "consumer credit contracts" or "purchase money loans" as such terms are defined in 16 C.F.R. ss.433.1.

          (41) No Mortgagor has or will have a claim or defense against Seller or any assignor or assignee of Seller under any express or implied warranty with respect to goods or services provided in connection with any Loan.

          (42) Each Loan is a "qualified mortgage" for purposes of Section 860G(a)(3) of the Code.

          (43) The Loans, individually and in the aggregate, conform in all material respects to the descriptions thereof in the Prospectus Supplement.


                                    S-IIID-7

                                  SCHEDULE IIIE

                              Equity One ABS, Inc.
                       Mortgage Pass-Through Certificates
                                  Series 1997-1

           Loan Representations and Warranties of Equity One-New York

     Equity One-New York ("Seller") hereby makes the representations and warranties set forth in this Schedule IIIA to the Depositor, the Insurer and the Trustee, as of the Closing Date, or if so specified herein, as of the Cut-off Date with respect to the Loans, Mortgages, Mortgage Notes and Mortgaged Properties related to Seller set forth or referenced on Schedule I. Capitalized terms used but not otherwise defined in this Schedule IIIA shall have the meanings ascribed thereto in the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") relating to the above-referenced Series, among Seller, the other Sellers and the Servicer identified therein, Equity One ABS, Inc., as depositor, and The Chase Manhattan Bank, as trustee.


          (1) The information set forth on Schedule I to the Pooling and Servicing Agreement with respect to the Loans is true and correct in all material respects as of the Closing Date.

          (2) As of the Cut-off Date, (i) no Loan was contractually delinquent for 60 or more days and (ii) not more than 5% (by principal balance) of all of the mortgage loans set forth on Schedule I were between 30 and 59 days contractually delinquent.

          (3) No Loan had a Loan-to-Value Ratio at origination in excess of 90%. For purposes of determining the date of origination on which each Loan's Loan-to-Value Ratio is measured, no Loan has been significantly modified within the meaning of Treasury Regulation 1.860G-2(b) as of the Closing Date.

          (4) Each Mortgage is a valid and enforceable first lien on the referenced Mortgaged Property subject only to (a) the lien of non delinquent current real property taxes and assessments, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions appearing of record being acceptable to mortgage lending institutions generally or specifically reflected in the appraisal made in connection with the origination of the related Loan and (c) other matters to which like properties are commonly subject which do not


                                    S-IIIE-1
     materially interfere with the benefits of the security intended to be provided by such Mortgage.

          (5) Immediately prior to the assignment of the Loans to the Depositor, the Seller had good title to, and was the sole owner of, each such Loan free and clear of any pledge, lien, encumbrance or security interest and had full right and authority, subject to no interest or participation of, or agreement with, any other party, to sell and assign the same pursuant to the Pooling and Servicing Agreement.

          (6) There is no delinquent tax or assessment lien against any Mortgaged Property.

          (7) There is no valid right of rescission, offset, defense or counterclaim to any Mortgage Note or Mortgage, including the obligation of the Mortgagor to pay the unpaid principal of or interest on such Mortgage Note.

          (8) There are no mechanics' liens or claims for work, labor or material affecting any Mortgaged Property which are or may be a lien prior to, or equal with, the lien of such Mortgage, except those which are insured against by the title insurance policy referred to in item (12) below.

          (9) To the best of the Seller's knowledge, each Mortgaged Property is free of material damage and in good repair.

          (10) Each Loan at origination complied in all material respects with applicable state and federal laws, including, without limitation, usury, equal credit opportunity, real estate settlement procedures, truth-in-lending and disclosure laws, and consummation of the transactions contemplated hereby will not involve the violation of any such laws.

          (11) As of the Closing Date, neither the Seller nor any prior holder of any Mortgage has modified the Mortgage in any material respect (except that a Loan may have been modified by a written instrument which has been recorded or submitted for recordation, if necessary, to protect the interests of the Certificateholders and the original or a copy of which has been delivered to the Trustee); satisfied, canceled or subordinated such Mortgage in whole or in part; released the related Mortgaged Property in whole or in part from the lien of such Mortgage; or executed any instrument of release, cancellation, modification or satisfaction with respect thereto.

          (12) For each Loan, a lender's policy of title insurance together with a condominium endorsement and


                                    S-IIIE-2
     extended coverage endorsement, if applicable, in an amount at least equal to the Cut-off Date Stated Principal Balance of each such Loan or a commitment (binder) to issue the same was effective on the date of the origination of each Loan, each such policy is valid and remains in full force and effect, and each such policy was issued by a title insurer qualified to do business in the jurisdiction where the related Mortgaged Property is located, which policy insures the Seller and successor owners of indebtedness secured by the related insured Mortgage, as to the applicable priority lien of the Mortgage subject to the exceptions set forth in paragraph (4) above; to the best of the Seller's knowledge, no claims have been made under such mortgage title insurance policy and no prior holder of the related Mortgage, including the Seller, has done, by act or omission, anything which would impair the coverage of such mortgage title insurance policy.

          (13) To the best of the Seller's knowledge, all of the improvements which were included for the purpose of determining the appraised value of each Mortgaged Property lies wholly within the boundaries and building restriction lines of such property, and no improvements on adjoining properties encroach upon such Mortgaged Property.

          (14) To the best of the Seller's knowledge, no improvement located on or being part of any Mortgaged Property is in violation of any applicable zoning law or regulation. To the best of the Seller's knowledge, all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of such Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities, unless the lack thereof would not have a material adverse effect on the value of such Mortgaged Property, and such Mortgaged Property is lawfully occupied under applicable law.

          (15) Each Mortgage Note and the related Mortgage are genuine, and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms and under applicable law. To the best of the Seller's knowledge, all parties to such Mortgage Note and such Mortgage had legal capacity to execute such Mortgage Note and such Mortgage and each such Mortgage Note and Mortgage have been duly and properly executed by such parties.

          (16) The proceeds of each Loan have been fully disbursed, there is no requirement for future advances


                                    S-IIIE-3
     thereunder and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making, or closing or recording such Loans were paid.

          (17) Each Mortgage contains customary and enforceable provisions which render the rights and remedies of the holder thereof adequate for the realization against the related Mortgaged Property of the benefits of the security, including, (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (ii) otherwise by judicial foreclosure.

          (18) With respect to each Mortgage constituting a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, and no fees or expenses are or will become payable by the Certificateholders to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor.

          (19) Each Mortgage Note and each Mortgage is in substantially one of the forms acceptable to FNMA or FHLMC, with such riders as have been acceptable to FNMA or FHLMC, as the case may be.

          (20) The origination, underwriting and collection practices used by the Seller with respect to each Loan have been in all respects legal, prudent and customary in the mortgage lending and servicing business.

          (21) There is no pledged account or other security other than real estate securing the Mortgagor's obligations.

          (22) No Loan has a shared appreciation feature, or other contingent interest feature.

          (23) Each Loan contains a customary "due on sale" clause.

          (24) At the Cut-off Date, the improvements upon each Mortgaged Property are covered by a valid and existing hazard insurance policy with a generally acceptable carrier that provides for fire and extended coverage and coverage for such other hazards as are customary in the area where such Mortgaged Property is located in an amount which is at least equal to the lesser of (i) the maximum insurable value of the improvements securing such Loan or (ii) the outstanding principal balance of the related Loan. If such


                                    S-IIIE-4

     Mortgaged Property is a condominium unit, it is included under the coverage afforded by a blanket policy for the condominium unit. For all first mortgages, all such individual insurance policies and all flood policies referred to in item (25) below contain a standard mortgagee clause naming the Seller or the original mortgagee, and its successors in interest, as mortgagee, and the Seller has received no notice that any premiums due and payable thereon have not been paid; the Mortgage obligates the Mortgagor thereunder to maintain all such insurance including flood insurance at the Mortgagor's cost and expense, and upon the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor.

          (25) If a Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, a flood insurance policy in a form meeting the requirements of the current guidelines of the Flood Insurance Administration was required at closing with respect to such Mortgaged Property with a generally acceptable carrier in an amount representing coverage not less than the least of (A) the original outstanding principal balance of the related Loan, (B) the minimum amount required to compensate for damage or loss on a replacement cost basis, or (C) the maximum amount of insurance that is available under the Flood Disaster Protection Act of 1973, as amended, and if Seller has received any notice of non-payment of any premium or cancellation of any such policy, Seller has required or is in the process of requiring the reinstatement of such insurance.

          (26) To the best of the Seller's knowledge, there is no proceeding occurring, pending or threatened for the total or partial condemnation of any Mortgaged Property.

          (27) There is no material monetary default existing under any Mortgage or the related Mortgage Note and, to the best of the Seller's knowledge, there is no material event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration under such Mortgage or related Mortgage Note; and the Seller has not waived any default, breach, violation or event of acceleration.

          (28) Each Mortgaged Property is improved by a mixed use building or a one- to four-family residential dwelling including condominium units, which, to the best of Seller's knowledge, does not include cooperatives or mobile


                                    S-IIIE-5
     homes and does not constitute other than real property under state law.

          (29) Each Loan is being serviced by the Servicer.

          (30) Any future advances made prior to the Cutoff Date have been consolidated with the outstanding principal amount secured by the related Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term reflected on the related Loan Schedule. The consolidated principal amount does not exceed the original principal amount of such Loan. No Mortgage Note permits or obligates the Servicer to make future advances to the Mortgagor at the option of the Mortgagor.

          (31) All taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid, except for items which have been assessed, but are not yet due and payable. Except for (A) payments in the nature of escrow payments, and (B) interest accruing from the date of any Mortgage Note or date of disbursement of the related Mortgage proceeds, whichever is later, to the day which precedes by one month the Due Date of the first installment of principal and interest, including without limitation, taxes and insurance payments, the Servicer has not advanced funds, or induced, solicited or knowingly received any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount required by the related Mortgage.

          (32) Each Loan was underwritten in all material respects in accordance with the Seller's underwriting guidelines as set forth in the Prospectus Supplement.

          (33) An appraisal of each Mortgaged Property was obtained from a qualified appraiser, duly appointed by the originator, who had no interest, direct or indirect, in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of such Loan; such appraisal is in a form acceptable to FNMA and FHLMC.

          (34) No Loan is a graduated payment mortgage loan or a growing equity mortgage loan, and no Loan is subject to a buydown or similar arrangement.

          (35) The Loans were selected from among the outstanding fixed-rate residential mortgage or mixed use loans in Seller's portfolio at the Closing Date as to which the representations and warranties made as to such Loans set


                                    S-IIIE-6
     forth in this Schedule IIIA can be made. Such selection was not made in a manner that would adversely affect the interests of Certificateholders or the Insurer.

          (36) Each Loan has a payment date on or before the Due Date in the month of the first Distribution Date.

          (37) Approximately 65.29% of the mortgage loans set forth on Schedule I were balloon loans as described in the Prospectus Supplement.

          (38) No Loan is subject to negative amortization or deferred interest payments.

          (39) No Mortgagor has requested relief under the Relief Act.

          (40) None of the Loans are retail installment contracts for goods or services or are home improvement loans for goods or services, which would be either "consumer credit contracts" or "purchase money loans" as such terms are defined in 16 C.F.R. ss.433.1.

          (41) No Mortgagor has or will have a claim or defense against Seller or any assignor or assignee of Seller under any express or implied warranty with respect to goods or services provided in connection with any Loan.

          (42) Each Loan is a "qualified mortgage" for purposes of Section 860G(a)(3) of the Code.

          (43) The Loans, individually and in the aggregate, conform in all material respects to the descriptions thereof in the Prospectus Supplement.


                                    S-IIIE-7

                                  SCHEDULE IIIF

                              Equity One ABS, Inc.
                       Mortgage Pass-Through Certificates
                                  Series 1997-1

        Loan Representations and Warranties of Equity One-North Carolina

     Equity One-North Carolina ("Seller") hereby makes the representations and warranties set forth in this Schedule IIIA to the Depositor, the Insurer and the Trustee, as of the Closing Date, or if so specified herein, as of the Cut-off Date with respect to the Loans, Mortgages, Mortgage Notes and Mortgaged Properties related to Seller set forth or referenced on Schedule I. Capitalized terms used but not otherwise defined in this Schedule IIIA shall have the meanings ascribed thereto in the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") relating to the above-referenced Series, among Seller, the other Sellers and the Servicer identified therein, Equity One ABS, Inc., as depositor, and The Chase Manhattan Bank, as trustee.


          (1) The information set forth on Schedule I to the Pooling and Servicing Agreement with respect to the Loans is true and correct in all material respects as of the Closing Date.

          (2) As of the Cut-off Date, (i) no Loan was contractually delinquent for 60 or more days and (ii) not more than 5% (by principal balance) of all of the mortgage loans set forth on Schedule I were between 30 and 59 days contractually delinquent.

          (3) No Loan had a Loan-to-Value Ratio at origination in excess of 90%. For purposes of determining the date of origination on which each Loan's Loan-to-Value Ratio is measured, no Loan has been significantly modified within the meaning of Treasury Regulation 1.860G-2(b) as of the Closing Date.

          (4) Each Mortgage is a valid and enforceable first lien on the referenced Mortgaged Property subject only to (a) the lien of non delinquent current real property taxes and assessments, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions appearing of record being acceptable to mortgage lending institutions generally or specifically reflected in the appraisal made in connection with the origination of the related Loan and (c) other matters to which like properties are commonly subject which do not


                                    S-IIIF-1
     materially interfere with the benefits of the security intended to be provided by such Mortgage.

          (5) Immediately prior to the assignment of the Loans to the Depositor, the Seller had good title to, and was the sole owner of, each such Loan free and clear of any pledge, lien, encumbrance or security interest and had full right and authority, subject to no interest or participation of, or agreement with, any other party, to sell and assign the same pursuant to the Pooling and Servicing Agreement.

          (6) There is no delinquent tax or assessment lien against any Mortgaged Property.

          (7) There is no valid right of rescission, offset, defense or counterclaim to any Mortgage Note or Mortgage, including the obligation of the Mortgagor to pay the unpaid principal of or interest on such Mortgage Note.

          (8) There are no mechanics' liens or claims for work, labor or material affecting any Mortgaged Property which are or may be a lien prior to, or equal with, the lien of such Mortgage, except those which are insured against by the title insurance policy referred to in item (12) below.

          (9) To the best of the Seller's knowledge, each Mortgaged Property is free of material damage and in good repair.

          (10) Each Loan at origination complied in all material respects with applicable state and federal laws, including, without limitation, usury, equal credit opportunity, real estate settlement procedures, truth-in-lending and disclosure laws, and consummation of the transactions contemplated hereby will not involve the violation of any such laws.

          (11) As of the Closing Date, neither the Seller nor any prior holder of any Mortgage has modified the Mortgage in any material respect (except that a Loan may have been modified by a written instrument which has been recorded or submitted for recordation, if necessary, to protect the interests of the Certificateholders and the original or a copy of which has been delivered to the Trustee); satisfied, canceled or subordinated such Mortgage in whole or in part; released the related Mortgaged Property in whole or in part from the lien of such Mortgage; or executed any instrument of release, cancellation, modification or satisfaction with respect thereto.

          (12) For each Loan, a lender's policy of title insurance together with a condominium endorsement and


                                    S-IIIF-2
     extended coverage endorsement, if applicable, in an amount at least equal to the Cut-off Date Stated Principal Balance of each such Loan or a commitment (binder) to issue the same was effective on the date of the origination of each Loan, each such policy is valid and remains in full force and effect, and each such policy was issued by a title insurer qualified to do business in the jurisdiction where the related Mortgaged Property is located, which policy insures the Seller and successor owners of indebtedness secured by the related insured Mortgage, as to the applicable priority lien of the Mortgage subject to the exceptions set forth in paragraph (4) above; to the best of the Seller's knowledge, no claims have been made under such mortgage title insurance policy and no prior holder of the related Mortgage, including the Seller, has done, by act or omission, anything which would impair the coverage of such mortgage title insurance policy.

          (13) To the best of the Seller's knowledge, all of the improvements which were included for the purpose of determining the appraised value of each Mortgaged Property lies wholly within the boundaries and building restriction lines of such property, and no improvements on adjoining properties encroach upon such Mortgaged Property.

          (14) To the best of the Seller's knowledge, no improvement located on or being part of any Mortgaged Property is in violation of any applicable zoning law or regulation. To the best of the Seller's knowledge, all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of such Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities, unless the lack thereof would not have a material adverse effect on the value of such Mortgaged Property, and such Mortgaged Property is lawfully occupied under applicable law.

          (15) Each Mortgage Note and the related Mortgage are genuine, and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms and under applicable law. To the best of the Seller's knowledge, all parties to such Mortgage Note and such Mortgage had legal capacity to execute such Mortgage Note and such Mortgage and each such Mortgage Note and Mortgage have been duly and properly executed by such parties.

          (16) The proceeds of each Loan have been fully disbursed, there is no requirement for future advances


                                    S-IIIF-3
     thereunder and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making, or closing or recording such Loans were paid.

          (17) Each Mortgage contains customary and enforceable provisions which render the rights and remedies of the holder thereof adequate for the realization against the related Mortgaged Property of the benefits of the security, including, (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (ii) otherwise by judicial foreclosure.

          (18) With respect to each Mortgage constituting a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, and no fees or expenses are or will become payable by the Certificateholders to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor.

          (19) Each Mortgage Note and each Mortgage is in substantially one of the forms acceptable to FNMA or FHLMC, with such riders as have been acceptable to FNMA or FHLMC, as the case may be.

          (20) The origination, underwriting and collection practices used by the Seller with respect to each Loan have been in all respects legal, prudent and customary in the mortgage lending and servicing business.

          (21) There is no pledged account or other security other than real estate securing the Mortgagor's obligations.

          (22) No Loan has a shared appreciation feature, or other contingent interest feature.

          (23) Each Loan contains a customary "due on sale" clause.

          (24) At the Cut-off Date, the improvements upon each Mortgaged Property are covered by a valid and existing hazard insurance policy with a generally acceptable carrier that provides for fire and extended coverage and coverage for such other hazards as are customary in the area where such Mortgaged Property is located in an amount which is at least equal to the lesser of (i) the maximum insurable value of the improvements securing such Loan or (ii) the outstanding principal balance of the related Loan. If such


                                    S-IIIF-4

     Mortgaged Property is a condominium unit, it is included under the coverage afforded by a blanket policy for the condominium unit. For all first mortgages, all such individual insurance policies and all flood policies referred to in item (25) below contain a standard mortgagee clause naming the Seller or the original mortgagee, and its successors in interest, as mortgagee, and the Seller has received no notice that any premiums due and payable thereon have not been paid; the Mortgage obligates the Mortgagor thereunder to maintain all such insurance including flood insurance at the Mortgagor's cost and expense, and upon the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor.

          (25) If a Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, a flood insurance policy in a form meeting the requirements of the current guidelines of the Flood Insurance Administration was required at closing with respect to such Mortgaged Property with a generally acceptable carrier in an amount representing coverage not less than the least of (A) the original outstanding principal balance of the related Loan, (B) the minimum amount required to compensate for damage or loss on a replacement cost basis, or (C) the maximum amount of insurance that is available under the Flood Disaster Protection Act of 1973, as amended, and if Seller has received any notice of non-payment of any premium or cancellation of any such policy, Seller has required or is in the process of requiring the reinstatement of such insurance.

          (26) To the best of the Seller's knowledge, there is no proceeding occurring, pending or threatened for the total or partial condemnation of any Mortgaged Property.

          (27) There is no material monetary default existing under any Mortgage or the related Mortgage Note and, to the best of the Seller's knowledge, there is no material event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration under such Mortgage or related Mortgage Note; and the Seller has not waived any default, breach, violation or event of acceleration.

          (28) Each Mortgaged Property is improved by a mixed use building or a one- to four-family residential dwelling including condominium units, which, to the best of Seller's knowledge, does not include cooperatives or mobile


                                    S-IIIF-5
     homes and does not constitute other than real property under state law.

          (29) Each Loan is being serviced by the Servicer.

          (30) Any future advances made prior to the Cutoff Date have been consolidated with the outstanding principal amount secured by the related Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term reflected on the related Loan Schedule. The consolidated principal amount does not exceed the original principal amount of such Loan. No Mortgage Note permits or obligates the Servicer to make future advances to the Mortgagor at the option of the Mortgagor.

          (31) All taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid, except for items which have been assessed, but are not yet due and payable. Except for (A) payments in the nature of escrow payments, and (B) interest accruing from the date of any Mortgage Note or date of disbursement of the related Mortgage proceeds, whichever is later, to the day which precedes by one month the Due Date of the first installment of principal and interest, including without limitation, taxes and insurance payments, the Servicer has not advanced funds, or induced, solicited or knowingly received any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount required by the related Mortgage.

          (32) Each Loan was underwritten in all material respects in accordance with the Seller's underwriting guidelines as set forth in the Prospectus Supplement.

          (33) An appraisal of each Mortgaged Property was obtained from a qualified appraiser, duly appointed by the originator, who had no interest, direct or indirect, in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of such Loan; such appraisal is in a form acceptable to FNMA and FHLMC.

          (34) No Loan is a graduated payment mortgage loan or a growing equity mortgage loan, and no Loan is subject to a buydown or similar arrangement.

          (35) The Loans were selected from among the outstanding fixed-rate residential mortgage or mixed use loans in Seller's portfolio at the Closing Date as to which the representations and warranties made as to such Loans set


                                    S-IIIF-6
     forth in this Schedule IIIA can be made. Such selection was not made in a manner that would adversely affect the interests of Certificateholders or the Insurer.

          (36) Each Loan has a payment date on or before the Due Date in the month of the first Distribution Date.

          (37) Approximately 65.29% of the mortgage loans set forth on Schedule I were balloon loans as described in the Prospectus Supplement.

          (38) No Loan is subject to negative amortization or deferred interest payments.

          (39) No Mortgagor has requested relief under the Relief Act.

          (40) None of the Loans are retail installment contracts for goods or services or are home improvement loans for goods or services, which would be either "consumer credit contracts" or "purchase money loans" as such terms are defined in 16 C.F.R. ss.433.1.

          (41) No Mortgagor has or will have a claim or defense against Seller or any assignor or assignee of Seller under any express or implied warranty with respect to goods or services provided in connection with any Loan.

          (42) Each Loan is a "qualified mortgage" for purposes of Section 860G(a)(3) of the Code.

          (43) The Loans, individually and in the aggregate, conform in all material respects to the descriptions thereof in the Prospectus Supplement.


                                    S-IIIF-7

                                  SCHEDULE IIIG

                              Equity One ABS, Inc.
                       Mortgage Pass-Through Certificates
                                  Series 1997-1

         Loan Representations and Warranties of Equity One-Pennsylvania


     Equity One-Pennsylvania ("Seller") hereby makes the representations and warranties set forth in this Schedule IIIA to the Depositor, the Insurer and the Trustee, as of the Closing Date, or if so specified herein, as of the Cut-off Date with respect to the Loans, Mortgages, Mortgage Notes and Mortgaged Properties related to Seller set forth or referenced on Schedule I. Capitalized terms used but not otherwise defined in this Schedule IIIA shall have the meanings ascribed thereto in the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") relating to the above-referenced Series, among Seller, the other Sellers and the Servicer identified therein, Equity One ABS, Inc., as depositor, and The Chase Manhattan Bank, as trustee.

          (1) The information set forth on Schedule I to the Pooling and Servicing Agreement with respect to the Loans is true and correct in all material respects as of the Closing Date.

          (2) As of the Cut-off Date, (i) no Loan was contractually delinquent for 60 or more days and (ii) not more than 5% (by principal balance) of all of the mortgage loans set forth on Schedule I were between 30 and 59 days contractually delinquent.

          (3) No Loan had a Loan-to-Value Ratio at origination in excess of 90%. For purposes of determining the date of origination on which each Loan's Loan-to-Value Ratio is measured, no Loan has been significantly modified within the meaning of Treasury Regulation 1.860G-2(b) as of the Closing Date.

          (4) Each Mortgage is a valid and enforceable first lien on the referenced Mortgaged Property subject only to (a) the lien of non delinquent current real property taxes and assessments, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions appearing of record being acceptable to mortgage lending institutions generally or specifically reflected in the appraisal made in connection with the origination of the related Loan and (c) other matters to


                                    S-IIIG-1
     which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by such Mortgage.

          (5) Immediately prior to the assignment of the Loans to the Depositor, the Seller had good title to, and was the sole owner of, each such Loan free and clear of any pledge, lien, encumbrance or security interest and had full right and authority, subject to no interest or participation of, or agreement with, any other party, to sell and assign the same pursuant to the Pooling and Servicing Agreement.

          (6) There is no delinquent tax or assessment lien against any Mortgaged Property.

          (7) There is no valid right of rescission, offset, defense or counterclaim to any Mortgage Note or Mortgage, including the obligation of the Mortgagor to pay the unpaid principal of or interest on such Mortgage Note.

          (8) There are no mechanics' liens or claims for work, labor or material affecting any Mortgaged Property which are or may be a lien prior to, or equal with, the lien of such Mortgage, except those which are insured against by the title insurance policy referred to in item (12) below.

          (9) To the best of the Seller's knowledge, each Mortgaged Property is free of material damage and in good repair.

          (10) Each Loan at origination complied in all material respects with applicable state and federal laws, including, without limitation, usury, equal credit opportunity, real estate settlement procedures, truth-in-lending and disclosure laws, and consummation of the transactions contemplated hereby will not involve the violation of any such laws.

          (11) As of the Closing Date, neither the Seller nor any prior holder of any Mortgage has modified the Mortgage in any material respect (except that a Loan may have been modified by a written instrument which has been recorded or submitted for recordation, if necessary, to protect the interests of the Certificateholders and the original or a copy of which has been delivered to the Trustee); satisfied, canceled or subordinated such Mortgage in whole or in part; released the related Mortgaged Property in whole or in part from the lien of such Mortgage; or executed any instrument of release, cancellation, modification or satisfaction with respect thereto.


                                    S-IIIG-2

          (12) For each Loan, a lender's policy of title insurance together with a condominium endorsement and extended coverage endorsement, if applicable, in an amount at least equal to the Cut-off Date Stated Principal Balance of each such Loan or a commitment (binder) to issue the same was effective on the date of the origination of each Loan, each such policy is valid and remains in full force and effect, and each such policy was issued by a title insurer qualified to do business in the jurisdiction where the related Mortgaged Property is located, which policy insures the Seller and successor owners of indebtedness secured by the related insured Mortgage, as to the applicable priority lien of the Mortgage subject to the exceptions set forth in paragraph (4) above; to the best of the Seller's knowledge, no claims have been made under such mortgage title insurance policy and no prior holder of the related Mortgage, including the Seller, has done, by act or omission, anything which would impair the coverage of such mortgage title insurance policy.

          (13) To the best of the Seller's knowledge, all of the improvements which were included for the purpose of determining the appraised value of each Mortgaged Property lies wholly within the boundaries and building restriction lines of such property, and no improvements on adjoining properties encroach upon such Mortgaged Property.

          (14) To the best of the Seller's knowledge, no improvement located on or being part of any Mortgaged Property is in violation of any applicable zoning law or regulation. To the best of the Seller's knowledge, all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of such Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities, unless the lack thereof would not have a material adverse effect on the value of such Mortgaged Property, and such Mortgaged Property is lawfully occupied under applicable law.

          (15) Each Mortgage Note and the related Mortgage are genuine, and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms and under applicable law. To the best of the Seller's knowledge, all parties to such Mortgage Note and such Mortgage had legal capacity to execute such Mortgage Note and such Mortgage and each such Mortgage Note and Mortgage have been duly and properly executed by such parties.


                                    S-IIIG-3

          (16) The proceeds of each Loan have been fully disbursed, there is no requirement for future advances thereunder and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making, or closing or recording such Loans were paid.

          (17) Each Mortgage contains customary and enforceable provisions which render the rights and remedies of the holder thereof adequate for the realization against the related Mortgaged Property of the benefits of the security, including, (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (ii) otherwise by judicial foreclosure.

          (18) With respect to each Mortgage constituting a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, and no fees or expenses are or will become payable by the Certificateholders to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor.

          (19) Each Mortgage Note and each Mortgage is in substantially one of the forms acceptable to FNMA or FHLMC, with such riders as have been acceptable to FNMA or FHLMC, as the case may be.

          (20) The origination, underwriting and collection practices used by the Seller with respect to each Loan have been in all respects legal, prudent and customary in the mortgage lending and servicing business.

          (21) There is no pledged account or other security other than real estate securing the Mortgagor's obligations.

          (22) No Loan has a shared appreciation feature, or other contingent interest feature.

          (23) Each Loan contains a customary "due on sale" clause.

          (24) At the Cut-off Date, the improvements upon each Mortgaged Property are covered by a valid and existing hazard insurance policy with a generally acceptable carrier that provides for fire and extended coverage and coverage for such other hazards as are customary in the area where such Mortgaged Property is located in an amount which is at least equal to the lesser of (i) the maximum insurable value


                                    S-IIIG-4
     of the improvements securing such Loan or (ii) the outstanding principal balance of the related Loan. If such Mortgaged Property is a condominium unit, it is included under the coverage afforded by a blanket policy for the condominium unit. For all first mortgages, all such individual insurance policies and all flood policies referred to in item (25) below contain a standard mortgagee clause naming the Seller or the original mortgagee, and its successors in interest, as mortgagee, and the Seller has received no notice that any premiums due and payable thereon have not been paid; the Mortgage obligates the Mortgagor thereunder to maintain all such insurance including flood insurance at the Mortgagor's cost and expense, and upon the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor.

          (25) If a Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, a flood insurance policy in a form meeting the requirements of the current guidelines of the Flood Insurance Administration was required at closing with respect to such Mortgaged Property with a generally acceptable carrier in an amount representing coverage not less than the least of (A) the original outstanding principal balance of the related Loan, (B) the minimum amount required to compensate for damage or loss on a replacement cost basis, or (C) the maximum amount of insurance that is available under the Flood Disaster Protection Act of 1973, as amended, and if Seller has received any notice of non-payment of any premium or cancellation of any such policy, Seller has required or is in the process of requiring the reinstatement of such insurance.

          (26) To the best of the Seller's knowledge, there is no proceeding occurring, pending or threatened for the total or partial condemnation of any Mortgaged Property.

          (27) There is no material monetary default existing under any Mortgage or the related Mortgage Note and, to the best of the Seller's knowledge, there is no material event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration under such Mortgage or related Mortgage Note; and the Seller has not waived any default, breach, violation or event of acceleration.


                                    S-IIIG-5

          (28) Each Mortgaged Property is improved by a mixed use building or a one- to four-family residential dwelling including condominium units, which, to the best of Seller's knowledge, does not include cooperatives or mobile homes and does not constitute other than real property under state law.

          (29) Each Loan is being serviced by the Servicer.

          (30) Any future advances made prior to the Cutoff Date have been consolidated with the outstanding principal amount secured by the related Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term reflected on the related Loan Schedule. The consolidated principal amount does not exceed the original principal amount of such Loan. No Mortgage Note permits or obligates the Servicer to make future advances to the Mortgagor at the option of the Mortgagor.

          (31) All taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid, except for items which have been assessed, but are not yet due and payable. Except for (A) payments in the nature of escrow payments, and (B) interest accruing from the date of any Mortgage Note or date of disbursement of the related Mortgage proceeds, whichever is later, to the day which precedes by one month the Due Date of the first installment of principal and interest, including without limitation, taxes and insurance payments, the Servicer has not advanced funds, or induced, solicited or knowingly received any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount required by the related Mortgage.

          (32) Each Loan was underwritten in all material respects in accordance with the Seller's underwriting guidelines as set forth in the Prospectus Supplement.

          (33) An appraisal of each Mortgaged Property was obtained from a qualified appraiser, duly appointed by the originator, who had no interest, direct or indirect, in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of such Loan; such appraisal is in a form acceptable to FNMA and FHLMC.

          (34) No Loan is a graduated payment mortgage loan or a growing equity mortgage loan, and no Loan is subject to a buydown or similar arrangement.


                                    S-IIIG-6

          (35) The Loans were selected from among the outstanding fixed-rate residential mortgage or mixed use loans in Seller's portfolio at the Closing Date as to which the representations and warranties made as to such Loans set forth in this Schedule IIIA can be made. Such selection was not made in a manner that would adversely affect the interests of Certificateholders or the Insurer.

          (36) Each Loan has a payment date on or before the Due Date in the month of the first Distribution Date.

          (37) Approximately 65.29% of the mortgage loans set forth on Schedule I were balloon loans as described in the Prospectus Supplement.

          (38) No Loan is subject to negative amortization or deferred interest payments.

          (39) No Mortgagor has requested relief under the Relief Act.

          (40) None of the Loans are retail installment contracts for goods or services or are home improvement loans for goods or services, which would be either "consumer credit contracts" or "purchase money loans" as such terms are defined in 16 C.F.R. ss.433.1.

          (41) No Mortgagor has or will have a claim or defense against Seller or any assignor or assignee of Seller under any express or implied warranty with respect to goods or services provided in connection with any Loan.

          (42) Each Loan is a "qualified mortgage" for purposes of Section 860G(a)(3) of the Code.

          (43) The Loans, individually and in the aggregate, conform in all material respects to the descriptions thereof in the Prospectus Supplement.


                                    S-IIIG-7

                                  SCHEDULE IIIH

                              Equity One ABS, Inc.
                       Mortgage Pass-Through Certificates
                                  Series 1997-1

         Loan Representations and Warranties of Equity One-West Virginia


     Equity One-West Virginia ("Seller") hereby makes the representations and warranties set forth in this Schedule IIIA to the Depositor, the Insurer and the Trustee, as of the Closing Date, or if so specified herein, as of the Cut-off Date with respect to the Loans, Mortgages, Mortgage Notes and Mortgaged Properties related to Seller set forth or referenced on Schedule I. Capitalized terms used but not otherwise defined in this Schedule IIIA shall have the meanings ascribed thereto in the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") relating to the above-referenced Series, among Seller, the other Sellers and the Servicer identified therein, Equity One ABS, Inc., as depositor, and The Chase Manhattan Bank, as trustee.


          (1) The information set forth on Schedule I to the Pooling and Servicing Agreement with respect to the Loans is true and correct in all material respects as of the Closing Date.

          (2) As of the Cut-off Date, (i) no Loan was contractually delinquent for 60 or more days and (ii) not more than 5% (by principal balance) of all of the mortgage loans set forth on Schedule I were between 30 and 59 days contractually delinquent.

          (3) No Loan had a Loan-to-Value Ratio at origination in excess of 90%. For purposes of determining the date of origination on which each Loan's Loan-to-Value Ratio is measured, no Loan has been significantly modified within the meaning of Treasury Regulation 1.860G-2(b) as of the Closing Date.

          (4) Each Mortgage is a valid and enforceable first lien on the referenced Mortgaged Property subject only to (a) the lien of non delinquent current real property taxes and assessments, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions appearing of record being acceptable to mortgage lending institutions generally or specifically reflected in the appraisal made in connection with the origination of the related Loan and (c) other matters to


                                    S-IIIH-1
     which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by such Mortgage.

          (5) Immediately prior to the assignment of the Loans to the Depositor, the Seller had good title to, and was the sole owner of, each such Loan free and clear of any pledge, lien, encumbrance or security interest and had full right and authority, subject to no interest or participation of, or agreement with, any other party, to sell and assign the same pursuant to the Pooling and Servicing Agreement.

          (6) There is no delinquent tax or assessment lien against any Mortgaged Property.

          (7) There is no valid right of rescission, offset, defense or counterclaim to any Mortgage Note or Mortgage, including the obligation of the Mortgagor to pay the unpaid principal of or interest on such Mortgage Note.

          (8) There are no mechanics' liens or claims for work, labor or material affecting any Mortgaged Property which are or may be a lien prior to, or equal with, the lien of such Mortgage, except those which are insured against by the title insurance policy referred to in item (12) below.

          (9) To the best of the Seller's knowledge, each Mortgaged Property is free of material damage and in good repair.

          (10) Each Loan at origination complied in all material respects with applicable state and federal laws, including, without limitation, usury, equal credit opportunity, real estate settlement procedures, truth-in-lending and disclosure laws, and consummation of the transactions contemplated hereby will not involve the violation of any such laws.

          (11) As of the Closing Date, neither the Seller nor any prior holder of any Mortgage has modified the Mortgage in any material respect (except that a Loan may have been modified by a written instrument which has been recorded or submitted for recordation, if necessary, to protect the interests of the Certificateholders and the original or a copy of which has been delivered to the Trustee); satisfied, canceled or subordinated such Mortgage in whole or in part; released the related Mortgaged Property in whole or in part from the lien of such Mortgage; or executed any instrument of release, cancellation, modification or satisfaction with respect thereto.


                                    S-IIIH-2

          (12) For each Loan, a lender's policy of title insurance together with a condominium endorsement and extended coverage endorsement, if applicable, in an amount at least equal to the Cut-off Date Stated Principal Balance of each such Loan or a commitment (binder) to issue the same was effective on the date of the origination of each Loan, each such policy is valid and remains in full force and effect, and each such policy was issued by a title insurer qualified to do business in the jurisdiction where the related Mortgaged Property is located, which policy insures the Seller and successor owners of indebtedness secured by the related insured Mortgage, as to the applicable priority lien of the Mortgage subject to the exceptions set forth in paragraph (4) above; to the best of the Seller's knowledge, no claims have been made under such mortgage title insurance policy and no prior holder of the related Mortgage, including the Seller, has done, by act or omission, anything which would impair the coverage of such mortgage title insurance policy.

          (13) To the best of the Seller's knowledge, all of the improvements which were included for the purpose of determining the appraised value of each Mortgaged Property lies wholly within the boundaries and building restriction lines of such property, and no improvements on adjoining properties encroach upon such Mortgaged Property.

          (14) To the best of the Seller's knowledge, no improvement located on or being part of any Mortgaged Property is in violation of any applicable zoning law or regulation. To the best of the Seller's knowledge, all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of such Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities, unless the lack thereof would not have a material adverse effect on the value of such Mortgaged Property, and such Mortgaged Property is lawfully occupied under applicable law.

          (15) Each Mortgage Note and the related Mortgage are genuine, and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms and under applicable law. To the best of the Seller's knowledge, all parties to such Mortgage Note and such Mortgage had legal capacity to execute such Mortgage Note and such Mortgage and each such Mortgage Note and Mortgage have been duly and properly executed by such parties.


                                    S-IIIH-3

          (16) The proceeds of each Loan have been fully disbursed, there is no requirement for future advances thereunder and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making, or closing or recording such Loans were paid.

          (17) Each Mortgage contains customary and enforceable provisions which render the rights and remedies of the holder thereof adequate for the realization against the related Mortgaged Property of the benefits of the security, including, (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (ii) otherwise by judicial foreclosure.

          (18) With respect to each Mortgage constituting a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, and no fees or expenses are or will become payable by the Certificateholders to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor.

          (19) Each Mortgage Note and each Mortgage is in substantially one of the forms acceptable to FNMA or FHLMC, with such riders as have been acceptable to FNMA or FHLMC, as the case may be.

          (20) The origination, underwriting and collection practices used by the Seller with respect to each Loan have been in all respects legal, prudent and customary in the mortgage lending and servicing business.

          (21) There is no pledged account or other security other than real estate securing the Mortgagor's obligations.

          (22) No Loan has a shared appreciation feature, or other contingent interest feature.

          (23) Each Loan contains a customary "due on sale" clause.

          (24) At the Cut-off Date, the improvements upon each Mortgaged Property are covered by a valid and existing hazard insurance policy with a generally acceptable carrier that provides for fire and extended coverage and coverage for such other hazards as are customary in the area where such Mortgaged Property is located in an amount which is at least equal to the lesser of (i) the maximum insurable value


                                    S-IIIH-4
     of the improvements securing such Loan or (ii) the outstanding principal balance of the related Loan. If such Mortgaged Property is a condominium unit, it is included under the coverage afforded by a blanket policy for the condominium unit. For all first mortgages, all such individual insurance policies and all flood policies referred to in item (25) below contain a standard mortgagee clause naming the Seller or the original mortgagee, and its successors in interest, as mortgagee, and the Seller has received no notice that any premiums due and payable thereon have not been paid; the Mortgage obligates the Mortgagor thereunder to maintain all such insurance including flood insurance at the Mortgagor's cost and expense, and upon the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor.

          (25) If a Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, a flood insurance policy in a form meeting the requirements of the current guidelines of the Flood Insurance Administration was required at closing with respect to such Mortgaged Property with a generally acceptable carrier in an amount representing coverage not less than the least of (A) the original outstanding principal balance of the related Loan, (B) the minimum amount required to compensate for damage or loss on a replacement cost basis, or (C) the maximum amount of insurance that is available under the Flood Disaster Protection Act of 1973, as amended, and if Seller has received any notice of non-payment of any premium or cancellation of any such policy, Seller has required or is in the process of requiring the reinstatement of such insurance.

          (26) To the best of the Seller's knowledge, there is no proceeding occurring, pending or threatened for the total or partial condemnation of any Mortgaged Property.

          (27) There is no material monetary default existing under any Mortgage or the related Mortgage Note and, to the best of the Seller's knowledge, there is no material event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration under such Mortgage or related Mortgage Note; and the Seller has not waived any default, breach, violation or event of acceleration.


                                    S-IIIH-5

          (28) Each Mortgaged Property is improved by a mixed use building or a one- to four-family residential dwelling including condominium units, which, to the best of Seller's knowledge, does not include cooperatives or mobile homes and does not constitute other than real property under state law.

          (29) Each Loan is being serviced by the Servicer.

          (30) Any future advances made prior to the Cutoff Date have been consolidated with the outstanding principal amount secured by the related Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term reflected on the related Loan Schedule. The consolidated principal amount does not exceed the original principal amount of such Loan. No Mortgage Note permits or obligates the Servicer to make future advances to the Mortgagor at the option of the Mortgagor.

          (31) All taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid, except for items which have been assessed, but are not yet due and payable. Except for (A) payments in the nature of escrow payments, and (B) interest accruing from the date of any Mortgage Note or date of disbursement of the related Mortgage proceeds, whichever is later, to the day which precedes by one month the Due Date of the first installment of principal and interest, including without limitation, taxes and insurance payments, the Servicer has not advanced funds, or induced, solicited or knowingly received any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount required by the related Mortgage.

          (32) Each Loan was underwritten in all material respects in accordance with the Seller's underwriting guidelines as set forth in the Prospectus Supplement.

          (33) An appraisal of each Mortgaged Property was obtained from a qualified appraiser, duly appointed by the originator, who had no interest, direct or indirect, in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of such Loan; such appraisal is in a form acceptable to FNMA and FHLMC.

          (34) No Loan is a graduated payment mortgage loan or a growing equity mortgage loan, and no Loan is subject to a buydown or similar arrangement.


                                    S-IIIH-6

          (35) The Loans were selected from among the outstanding fixed-rate residential mortgage or mixed use loans in Seller's portfolio at the Closing Date as to which the representations and warranties made as to such Loans set forth in this Schedule IIIA can be made. Such selection was not made in a manner that would adversely affect the interests of Certificateholders or the Insurer.

          (36) Each Loan has a payment date on or before the Due Date in the month of the first Distribution Date.

          (37) Approximately 65.29% of the mortgage loans set forth on Schedule I were balloon loans as described in the Prospectus Supplement.

          (38) No Loan is subject to negative amortization or deferred interest payments.

          (39) No Mortgagor has requested relief under the Relief Act.

          (40) None of the Loans are retail installment contracts for goods or services or are home improvement loans for goods or services, which would be either "consumer credit contracts" or "purchase money loans" as such terms are defined in 16 C.F.R. ss.433.1.

          (41) No Mortgagor has or will have a claim or defense against Seller or any assignor or assignee of Seller under any express or implied warranty with respect to goods or services provided in connection with any Loan.

          (42) Each Loan is a "qualified mortgage" for purposes of Section 860G(a)(3) of the Code.

          (43) The Loans, individually and in the aggregate, conform in all material respects to the descriptions thereof in the Prospectus Supplement.


                                    S-IIIH-7

                                   SCHEDULE IV

                          LIST OF FINANCING STATEMENTS:

                    PERFECTION OF GRANT OF SECURITY INTEREST

                             BY SELLERS TO DEPOSITOR

========================================================================================================================
                         SELLER                                        LOCATION
========================================================================================================================
Equity One, Inc.                                           Secretary of State of Delaware
------------------------------------------------------------------------------------------------------------------------
                                                           Secretary of State of New
                                                           Jersey
------------------------------------------------------------------------------------------------------------------------
                                                           Burlington County, New Jersey
------------------------------------------------------------------------------------------------------------------------
Equity One, Incorporated (PA)                              Secretary of Commonwealth of
                                                           Pennsylvania
------------------------------------------------------------------------------------------------------------------------
                                                           Bucks County, Pennsylvania
------------------------------------------------------------------------------------------------------------------------
Equity One Mortgage, Inc.                                  Secretary of State of New York
(NY)
------------------------------------------------------------------------------------------------------------------------
                                                           Suffix County, New York
------------------------------------------------------------------------------------------------------------------------
Equity One Mortgage Company                                Secretary of State of North
(NC)                                                       Carolina
------------------------------------------------------------------------------------------------------------------------
                                                           Gilford County, North Carolina
------------------------------------------------------------------------------------------------------------------------
Equity One, Inc. (MN)                                      Secretary of State of Minnesota
------------------------------------------------------------------------------------------------------------------------
                                                           Hennepin County, Minnesota
------------------------------------------------------------------------------------------------------------------------
Equity One Consumer Loan                                   Secretary of State of New
Company, Inc. (NH)                                         Hampshire
------------------------------------------------------------------------------------------------------------------------
                                                           Hillsborough County, New
                                                           Hampshire
------------------------------------------------------------------------------------------------------------------------
Equity One of West Virginia,                               Secretary of State of West
Inc. (WVa)                                                 Virginia
------------------------------------------------------------------------------------------------------------------------
                                                           Berkeley County, West Virginia
------------------------------------------------------------------------------------------------------------------------
Equity One Mortgage, Inc.                                  Secretary of State of Florida
------------------------------------------------------------------------------------------------------------------------
                                                           Hillsborough County, Florida
------------------------------------------------------------------------------------------------------------------------
                                                           Secretary of State of Delaware
========================================================================================================================



                                     S-IV-1

                                   SCHEDULE V

                          LIST OF FINANCING STATEMENTS:

                    PERFECTION OF GRANT OF SECURITY INTEREST

========================================================================================================================
                       DEPOSITOR                                 LOCATION OF FILING
========================================================================================================================
Equity One ABS, Inc.                                       Secretary of State of Delaware
========================================================================================================================

                             BY DEPOSITOR TO TRUSTEE


                                      S-V-1

                                    EXHIBIT A

                           Form Of Class A Certificate

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

Certificate No.                                      :

Cut-off Date                                         :        June 1, 1997

First Distribution Date                              :        August 25, 1997

Initial Certificate Balance
of this Certificate
("Denomination")                                     :        $

Initial Class Certificate Balance
of all Certificates of
this Class                                           :        $


CUSIP                                                :


                              Equity One ABS, Inc.
                Mortgage Pass-Through Certificates, Series 1997-1
                                  Class A- [ ]

         evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust Fund consisting primarily of a pool of the following types of loans (collectively, the "Loans"): fixed rate mortgage loans secured by first liens on (A) one- to four-family residential properties and (B) mixed commercial/residential use properties

                       Equity One ABS, Inc., as Depositor

         Principal in respect of this Certificate is distributable monthly as set forth herein. Accordingly, the Certificate Balance at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Sellers, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Loans are guaranteed or insured by any governmental agency or instrumentality.

         This certifies that ________________________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate Initial Certificate Balances of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Loans deposited by Equity One ABS, Inc. (the "Depositor"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement") among the Depositor, Equity One, Inc. (DE), Equity One, Incorporated, Equity One Mortgage Company, Equity One Mortgage, Inc. (DE), Equity One, Inc. (MN), Equity One Consumer Loan Company, Inc., Equity One of West Virginia, Inc. and Equity One Mortgage, Inc. (NY) (in such capacity, collectively, the "Sellers"), Equity One, Inc. (DE) as servicer (in such capacity, the "Servicer"), and The Chase Manhattan Bank, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.


                    *                 *                *

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: ________________, 19____

                                       The Chase Manhattan Bank,
                                       as Trustee


                                       By___________________________________

Countersigned:

By__________________________________________
         Authorized Signatory of
         The Chase Manhattan Bank,
         as Trustee

                                    EXHIBIT B

                           Form Of Class R Certificate


SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE PROPOSED TRANSFEREE DELIVERS TO THE TRUSTEE A TRANSFER AFFIDAVIT IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

[THIS CERTIFICATE REPRESENTS THE "TAX MATTERS PERSON RESIDUAL INTEREST" ISSUED UNDER THE AGREEMENT REFERRED TO BELOW AND MAY NOT BE TRANSFERRED TO ANY PERSON EXCEPT IN CONNECTION WITH THE ASSUMPTION BY THE TRANSFEREE OF THE DUTIES OF THE SERVICER UNDER SUCH AGREEMENT.]

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR A PLAN SUBJECT TO SECTION 4975 OF THE CODE, OR AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN. NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF AN EMPLOYEE BENEFIT PLAN SUBJECT TO ERISA OR TO THE CODE WITHOUT THE OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

Certificate No.                        :

Cut-off  Date                          :


                              Equity One ABS, Inc.
                Mortgage Pass-Through Certificates, Series 1997-1

         evidencing the distributions allocable to the Class R Certificates with respect to a Trust Fund consisting primarily of a pool of the following types of loans (collectively, the "Loans"): fixed rate mortgage loans secured by first liens on (A) one- to four-family residential properties and (B) mixed commercial/residential use properties

                       Equity One ABS, Inc., as Depositor


         Principal in respect of this Certificate is distributable monthly as set forth herein. Accordingly, the Certificate Balance at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Sellers, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Loans are guaranteed or insured by any governmental agency or instrumentality.

         This certifies that ____________________________________ is the registered owner of the Percentage Interest (obtained by dividing the Denomination of this Certificate by the aggregate Initial Certificate Balances of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting of the Loans deposited by Equity One ABS, Inc. (the "Depositor"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement") among the Depositor, Equity One, Inc. (DE), Equity One, Incorporated, Equity One Mortgage Company, Equity One Mortgage, Inc.
(DE), Equity One, Inc. (MN), Equity One Consumer Loan Company, Inc., Equity One of West Virginia, Inc. and Equity One Mortgage, Inc. (NY) (in such capacity, collectively, the "Sellers") and Equity One, Inc. (DE) as servicer (in such capacity, the "Servicer"), and The Chase Manhattan Bank, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Any distribution of the proceeds of any remaining assets of the Trust Fund will be made only upon presentment and surrender of this Class R Certificate at the Corporate Trust Office or the office or agency maintained by the Trustee in New York, New York.

         Any proposed transfer of a Class R Certificate shall be subject to the restrictions on transfer described in Section 5.02 of the Agreement.

         No transfer of a Class R Certificate shall be made unless the Trustee shall have received either (i) a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Trustee, to the effect that such transferee is not an employee benefit plan subject to Section 406 of ERISA or Section 4975 of the Code, nor a person acting on behalf of any such plan, which representation letter shall not be an expense of the Trustee or the Servicer, or (ii) in the case of any such Class R Certificate presented for registration in the name of an employee benefit plan subject to ERISA, or Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a trustee of any such plan or any other person acting on behalf of any such plan, an Opinion of Counsel satisfactory to the Trustee and the Servicer to the effect that the purchase or holding of such Class R Certificate will not result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA and the Code and will not subject the Trustee or the Servicer to any obligation in addition to those undertaken in the Agreement, which Opinion of Counsel shall not be an expense of the Trustee or the Servicer. Notwithstanding anything else to the contrary herein, any purported transfer of a Class R Certificate to or on behalf of an employee benefit plan subject to ERISA or to the Code without the opinion of counsel satisfactory to the Trustee as described above shall be void and of no effect.

         Each Holder of this Class R Certificate will be deemed to have agreed to be bound by the restrictions of the Agreement, including but not limited to the restrictions that (i) each person holding or acquiring any Ownership Interest in this Class R Certificate must be a Permitted Transferee, (ii) no Ownership Interest in this Class R Certificate may be transferred without delivery to the Trustee of (a) a transfer affidavit of the proposed transferee and (b) a transfer certificate of the transferor, each of such documents to be in the form described in the Agreement, (iii) each person holding or acquiring any Ownership Interest in this Class R Certificate must agree to require a transfer affidavit and to deliver a transfer certificate to the Trustee as required pursuant to the Agreement, (iv) each person holding or acquiring an Ownership Interest in this Class R Certificate must agree not to transfer an Ownership Interest in this Class R Certificate if it has actual knowledge that the proposed transferee is not a Permitted Transferee and (v) any attempted or purported transfer of any Ownership Interest in this Class R Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.


                            *         *        *


         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:____________, 19___

                                                The Chase Manhattan Bank
                                                as Trustee



                                       By___________________________________

Countersigned:


By ___________________________________________
         Authorized Signatory of
         The Chase Manhattan Bank,
         as Trustee

                                    EXHIBIT C

                         Form of Reverse of Certificates

                              Equity One ABS, Inc.
                       Mortgage Pass-Through Certificates

         This Certificate is one of a duly authorized issue of Certificates designated as Equity One ABS, Inc. Mortgage Pass-Through Certificates, of the Series specified on the face hereof (herein collectively called the "Certificates"), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

         The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

         This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

         Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement. The Record Date applicable to each Distribution Date is the Business Day immediately preceding such Distribution Date.

         Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing at least five Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office or such other location specified in the notice to Certificateholders of such final distribution.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer and the Trustee with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the Corporate Trust Office or the office or agency maintained by the Trustee in New York, New York, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

         The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Depositor, the Servicer, the Sellers and the Trustee and any agent of the Depositor or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, nor any such agent shall be affected by any notice to the contrary.

         On any Distribution Date on which the Pool Principal Balance is less than 5% of the aggregate Cut-off Date Principal Balances of the Loans, the Servicer will have the option to repurchase, in whole, from the Trust Fund all remaining Loans and all property acquired in respect of the Loans at a purchase price determined as provided in the Agreement. In the event that no such optional termination occurs, the obligations and responsibilities created by the Agreement will terminate upon the later of the maturity or other liquidation (or any advance with respect thereto) of the last Loan remaining in the Trust Fund or the disposition of all property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Agreement. In no event, however, will the trust created by the Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Agreement of a certain person named in the Agreement.

         Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

                                   ASSIGNMENT
                                   ----------


         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:
______________________________________________________________________________.
Dated:
                                        ________________________________________
                                        Signature by or on behalf of assignor



                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ______________________________________________
_______________________________________________________________________________,
_______________________________________________________________________________,
for the account of ____________________________________________________________,
account number ____________ or, if mailed by check, to ________________________.
Applicable statements should be mailed to ______________________________________
________________________________________________________________________________
________________________________________________________________________________

         This information is provided by ______________________________________, the assignee named above, or __________________________________________________,
as its agent.

                                    EXHIBIT D

                    Form Of Initial Certification Of Trustee

                                     [date]


[Depositor]

[Servicer]

[Sellers]
--------------------------
--------------------------


                  Re:      Pooling and Servicing Agreement among Equity One
                           ABS, Inc., as Depositor, Equity One, Inc. (DE), Equity One, Incorporated, Equity One Mortgage Company, Equity One Mortgage, Inc. (DE), Equity
                           One, Inc. (MN), Equity One Consumer Loan Company, Inc., Equity One of West Virginia, Inc. and Equity One Mortgage, Inc. (NY) as Sellers, Equity One,
                           Inc. (DE) as Servicer, and The Chase Manhattan
                           Bank, as Trustee, Mortgage Pass-Through
                           Certificates, Series 1997-1
                           -----------------------------------------------------


Gentlemen:

         In accordance with Section 2.02 of the above-captioned Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), the undersigned, as Trustee, hereby certifies that, as to each Loan listed in the Loan Schedule (other than any Loan paid in full or listed on the attached schedule) it has received the original Mortgage Note and confirms that the name on the Mortgage Note matches that on the Loan Schedule, except as set forth on the Exception Report attached hereto.

         Based on its review and examination and only as to the foregoing documents, such documents appear regular on their face and related to such Loan.

          The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the Pooling and Servicing Agreement. The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in each Mortgage File of any of the Loans identified on the Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Loan.

          Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

                                       The Chase Manhattan Bank,
                                         as Trustee


                                       By:_____________________________________
                                       Name:
                                       Title:

                                    EXHIBIT E


                     Form Of Final Certification Of Trustee

                                     [date]


[Depositor]

[Servicer]

[Seller]
-------------------------------
-------------------------------


                  Re: Pooling and Servicing Agreement among Equity One ABS, Inc., as Depositor, Equity One, Inc. (DE), Equity One, Incorporated, Equity One Mortgage Company, Equity One Mortgage, Inc. (DE), Equity One, Inc. (MN), Equity One Consumer Loan Company, Inc., Equity One of West Virginia, Inc. and Equity One Mortgage, Inc. (NY) as Sellers and Equity One, Inc. (DE) as Servicer, and The Chase Manhattan Bank, as Trustee, Mortgage Pass-Through Certificates, Series 1997-1
                           ---------------------------------------------------

Gentlemen:

         In accordance with Section 2.02 of the above-captioned Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), the undersigned, as Trustee, hereby certifies that as to each Loan listed in the Loan Schedule (other than any Loan paid in full or listed on the attached Document Exception Report), except as set forth on the Exception Report attached hereto, it has received:

                  (i) the original Mortgage Note and confirms that the name on the Mortgage Note matches that on the Loan Schedule;

                  (ii) the original recorded Mortgage (unless such Mortgage has not yet been returned by the relevant recording office, as certified by the Depositor;

                  (iii) a copy of a duly executed assignment of the Mortgage in the form provided in Section 2.01(c) of the Pooling and Servicing Agreement, unless the Depositor has certified that the related Mortgage has not been returned from the applicable recording office;

                  (iv) the original or duplicate original recorded assignment or assignments of the Mortgage necessary to show a complete chain of assignment from the originator to the Seller, unless the Depositor has certified that the related assignment has not been returned from the applicable recording office; and

                  (v) the original or duplicate original lender's title policy and all riders thereto or, any one of an original title binder, an original preliminary title report or an original title commitment, or a copy thereof certified by the title company, unless the Depositor has certified that such title policy has not yet been received from the applicable title insurance company.

         Based on its review and examination and only as to the foregoing documents, (a) such documents appear regular on their face and related to such Loan, and (b) the information set forth in items (i), (ii), (iii) and (vi) of the definition of the "Loan Schedule" in Section 1.01 of the Pooling and Servicing Agreement accurately reflects information set forth in the Mortgage File.

          The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the Pooling and Servicing Agreement. The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in each Mortgage File of any of the Loans identified on the Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Loan.

          Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

                                       The Chase Manhattan Bank,
                                         as Trustee


                                       By:_____________________________________
                                       Name:
                                       Title:

                                    EXHIBIT F

                           Form Of Transfer Affidavit

                              Equity One ABS, Inc.
                       Mortgage Pass-Through Certificates
                                  Series 1997-1



STATE OF                   )
                           ) ss.:
COUNTY OF                  )


         The undersigned, being first duly sworn, deposes and says as follows:

         1. The undersigned is an officer of __________________________________, the proposed Transferee of an Ownership Interest in a Class R Certificate (the "Certificate") issued pursuant to the Pooling and Servicing Agreement, (the "Agreement"), relating to the above-referenced Series, by and among Equity One ABS, Inc., as depositor (the "Depositor"), Equity One, Inc. (DE), Equity One, Incorporated, Equity One Mortgage Company, Equity One Mortgage, Inc. (DE), Equity One, Inc. (MN), Equity One Consumer Loan Company, Inc., Equity One of West Virginia, Inc. and Equity One Mortgage, Inc. (NY), as sellers, Equity One, Inc. (DE) as servicer and The Chase Manhattan Bank, as Trustee. Capitalized terms used, but not defined herein or in Exhibit 1 hereto, shall have the meanings ascribed to such terms in the Agreement. The Transferee has authorized the undersigned to make this affidavit on behalf of the Transferee.

         2. The Transferee is, as of the date hereof, and will be, as of the date of the Transfer, a Permitted Transferee. The Transferee is acquiring its Ownership Interest in the Certificate either (i) for its own account or (ii) as nominee, trustee or agent for another Person and has attached hereto an affidavit from such Person in substantially the same form as this affidavit. The Transferee has no knowledge that any such affidavit is false.

         3. The Transferee has been advised of, and understands that (i) a tax will be imposed on Transfers of the Certificate to Persons that are not Permitted Transferees; (ii) such tax will be imposed on the transferor, or, if such Transfer is through an agent (which includes a broker, nominee or middleman) for a Person that is not a Permitted Transferee, on the agent; and
(iii) the Person otherwise liable for the tax shall be relieved of liability for the tax if the subsequent Transferee furnished to such Person an affidavit that such subsequent Transferee is a

Permitted Transferee and, at the time of Transfer, such Person does not have actual knowledge that the affidavit is false.

         4. The Transferee has been advised of, and understands that a tax will be imposed on a "pass-through entity" holding the Certificate if at any time during the taxable year of the pass-through entity a Person that is not a Permitted Transferee is the record holder of an interest in such entity. The Transferee understands that such tax will not be imposed for any period with respect to which the record holder furnishes to the pass-through entity an affidavit that such record holder is a Permitted Transferee and the pass-through entity does not have actual knowledge that such affidavit is false. (For this purpose, a "pass-through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives and, except as may be provided in Treasury Regulations, persons holding interests in pass-through entities as a nominee for another Person.)

         5. The Transferee has reviewed the provisions of Section 5.02(c) of the Agreement (attached hereto as Exhibit 2 and incorporated herein by reference) and understands the legal consequences of the acquisition of an Ownership Interest in the Certificate including, without limitation, the restrictions on subsequent Transfers and the provisions regarding voiding the Transfer and mandatory sales. The Transferee expressly agrees to be bound by and to abide by the provisions of Section 5.02(c) of the Agreement and the restrictions noted on the face of the Certificate. The Transferee understands and agrees that any breach of any of the representations included herein shall render the Transfer to the Transferee contemplated hereby null and void.

         6. The Transferee agrees to require a Transfer Affidavit from any Person to whom the Transferee attempts to Transfer its Ownership Interest in the Certificate, and in connection with any Transfer by a Person for whom the Transferee is acting as nominee, trustee or agent, and the Transferee will not Transfer its Ownership Interest or cause any Ownership Interest to be Transferred to any Person that the Transferee knows is not a Permitted Transferee. In connection with any such Transfer by the Transferee, the Transferee agrees to deliver to the Trustee a certificate substantially in the form set forth as Exhibit G to the Agreement (a "Transferor Certificate") to the effect that such Transferee has no actual knowledge that the Person to which the Transfer is to be made is not a Permitted Transferee.

         7. The Transferee does not have the intention to impede the assessment or collection of any tax legally required to be paid with respect to the Certificate.

         8. The Transferee's taxpayer identification number is ________________
_______________.

         9. The Transferee is a U.S. Person as defined in Code
Section 7701(a)(30).

         10. The Transferee is aware that the Certificate may be a "noneconomic residual interest" within the meaning of [proposed] Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

         11. The Transferee is not an employee benefit plan that is subject to ERISA or a plan that is subject to Section 4975 of the Code, and the Transferee is not acting on behalf of such a plan.

                          *           *           *

         IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its duly authorized officer and its corporate seal to be hereunto affixed, duly attested, this ___________ day of _________________________, 19___.


                                            -----------------------------------
                                            PRINT NAME OF TRANSFEREE


                                            By:________________________________
                                               Name:
                                               Title:
[Corporate Seal]

ATTEST:


______________________________
[Assistant] Secretary

         Personally appeared before me the above-named ________________________, known or proved to me to be the same person who executed the foregoing instrument and to be the _________________________ of the Transferee, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Transferee.

         Subscribed and sworn before me this __________ day of ____________, 19___.


                                           _________________________________
                                                    NOTARY PUBLIC

                                           My Commission expires the _______
                                           day of _________________, 19____.

                                                                  EXHIBIT 1
                                                                  to EXHIBIT F


                               Certain Definitions
                               -------------------


         "Ownership Interest": As to any Certificate, any ownership interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial.

         "Permitted Transferee": Any person other than (i) the United States, any State or political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a foreign government, International Organization or any agency or instrumentality of either of the foregoing, (iii) an organization (except certain farmers' cooperatives described in section 521 of the Code) which is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by section 511 of the Code on unrelated business taxable income) on any excess inclusions (as defined in section 860E(c)(l) of the Code) with respect to any Class R Certificate, (iv) rural electric and telephone cooperatives described in section 1381(a)(2)(C) of the Code, (v) a Person that is not a citizen or resident of the United States, a corporation, partnership, or other entity created or organized in or under the laws of the United States or any political subdivision thereof, or an estate whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States fiduciaries have authority to control all substantial decisions of the trust, unless such Person has furnished the transferor and the Trustee with a duly completed Internal Revenue Service Form 4224, and (vi) any other Person so designated by the Depositor based upon an Opinion of Counsel that the Transfer of an Ownership Interest in a Class R Certificate to such Person may cause the REMIC hereunder to fail to qualify as a REMIC at any time that the Certificates are outstanding. The terms "United States," "State" and "International Organization" shall have the meanings set forth in section 7701 of the Code or successor provisions. A corporation will not be treated as an instrumentality of the United States or of any State or political subdivision thereof for these purposes if all of its activities are subject to tax and, with the exception of the Federal Home Loan Mortgage Corporation, a majority of its board of directors is not selected by such government unit.

         "Person": Any individual, corporation, partnership, joint venture, bank, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

         "Transfer": Any direct or indirect transfer or sale of any Ownership Interest in a Certificate, including the acquisition of a Certificate by the Depositor.

         "Transferee": Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

                                                                 EXHIBIT 2
                                                                 to EXHIBIT F


                        Section 5.02(c) of the Agreement
                        --------------------------------


                  (c) Each Person who has or who acquires any Ownership Interest in a Class R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in a Class R Certificate are expressly subject to the following provisions:

                          a. Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

                          b. No Ownership Interest in a Class R Certificate may be registered on the Closing Date or thereafter transferred, and the Trustee shall not register the Transfer of any Class R Certificate unless, in addition to the certificates required to be delivered to the Trustee under subparagraph (b) above, the Trustee shall have been furnished with an affidavit (a "Transfer Affidavit") of the initial owner or the proposed transferee in the form attached hereto as Exhibit F.

                          c. Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall agree (A) to obtain a Transfer Affidavit from any other Person to whom such Person attempts to Transfer its Ownership Interest in a Class R Certificate, (B) to obtain a Transfer Affidavit from any Person for whom such Person is acting as nominee, trustee or agent in connection with any Transfer of a Class R Certificate and (C) not to Transfer its Ownership Interest in a Class R Certificate or to cause the Transfer of an Ownership Interest in a Class R Certificate to any other Person if it has actual knowledge that such Person is not a Permitted Transferee.

                          d. Any attempted or purported Transfer of any Ownership Interest in a Class R Certificate in violation of the provisions of this Section 5.02(b) shall be absolutely null and void and shall vest no rights in the purported Transferee. If any purported transferee shall become a Holder of a Class R Certificate in violation of the provisions of this Section 5.02(b), then the last preceding Permitted Transferee shall be restored to all rights as Holder thereof retroactive to the date of registration of Transfer of such Class R Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Class R Certificate that is in fact not permitted by this Section or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the Transfer was registered after receipt of the related Transfer Affidavit, Transferor Certificate and either the Rule 144A Letter or the Investment Letter. The Trustee shall be entitled but not obligated to recover from any Holder of a Class R Certificate that was in fact not a Permitted Transferee at the time it became a Holder or, at such subsequent time as it became other than a Permitted Transferee, all payments made on such Class R Certificate at and after either such time. Any such payments so recovered by the Trustee shall be paid and delivered by the Trustee to the last preceding Permitted Transferee of such Certificate.

                          e. The Depositor shall use its best efforts to make available, upon receipt of written request from the Trustee, all information necessary to compute any tax imposed under Section 860E(e) of the Code as a result of a Transfer of an Ownership Interest in a Class R Certificate to any Holder who is not a Permitted Transferee.

                  The restrictions on Transfers of a Class R Certificate set forth in this Section 5.02(b) shall cease to apply (and the applicable portions of the legend on a Class R Certificate may be deleted) with respect to Transfers occurring after delivery to the Trustee of an Opinion of Counsel, which Opinion of Counsel shall not be an expense of the Trust Fund, the Trustee, the Sellers or the Servicer, to the effect that the elimination of such restrictions will not cause the Trust Fund hereunder to fail to qualify as a REMIC at any time that the Certificates are outstanding or result in the imposition of any tax on the Trust Fund, a Certificateholder or another Person. Each Person holding or acquiring any Ownership Interest in a Class R Certificate hereby consents to any amendment of this Agreement which, based on an Opinion of Counsel furnished to the Trustee, is reasonably necessary (a) to ensure that the record ownership of, or any beneficial interest in, a Class R Certificate is not transferred, directly or indirectly, to a Person that is not a Permitted Transferee and (b) to provide for a means to compel the Transfer of a Class R Certificate which is held by a Person that is not a Permitted Transferee to a Holder that is a Permitted Transferee.

                                    EXHIBIT G


                         Form Of Transferor Certificate


                                                      ---------------------
                                                      Date


Equity One ABS, Inc.
103 Springer Building
3411 Silverside Road
Wilmington, Delaware 19810
Attention:  _______________

The Chase Manhattan Bank
____________________________
____________________________
Attention:  ____________________________
            __________________


                  Re:      Equity One ABS, Inc. Mortgage Pass-Through
                           Certificates, Series 1997-1, Class   ,
                           -------------------------------------------------

Ladies and Gentlemen:

                  In connection with our disposition of the above Certificates we certify that (a) we understand that the Certificates have not been registered under the Securities Act of 1933, as amended (the "Act"), and are being disposed by us in a transaction that is exempt from the registration requirements of the Act, (b) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, in a manner that would be deemed, or taken any other action which would result in, a violation of Section 5 of the Act and
(c) to the extent we are disposing of a Class R Certificate, we have no knowledge the Transferee is not a Permitted Transferee.

                                                 Very truly yours,

                                                 -------------------------
                                                 Print Name of Transferor


                                                 By:____________________________
                                                         Authorized Officer

                                    EXHIBIT H


                    Form Of Investment Letter (Non Rule 144A)


                                                ---------------------------
                                                Date



Equity One ABS, Inc.
103 Springer Building
3411 Silverside Road
Wilmington, Delaware 19810
Attention:  ________________

The Chase Manhattan Bank
________________________________
________________________________
Attention: _______________________________
           _________________________



         Re:  Equity One ABS, Inc. Mortgage Pass-Through
              Certificates, Series 1997-1, Class __
              -------------------------------------------------


Ladies and Gentlemen:

         In connection with our acquisition of the above Certificates we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we are an "accredited investor," as defined in Regulation D under the Act, and have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificates, (c) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (d) we are not an employee benefit plan that is subject to the Employee Retirement Income Security Act of 1974, as amended, or a plan or arrangement that is subject to Section 4975 of the Internal Revenue Code of 1986, as amended, nor are we acting on behalf of any such plan or arrangement, nor are we using the assets of any such plan or arrangement to effect such acquisition, (e) we are acquiring the Certificates for investment for our own account and not with a view to any distribution of such Certificates (but without prejudice to our right at all times to sell or otherwise dispose of the Certificates in accordance with clause (g) below), (f) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, or taken any other action which would result in a violation of Section 5 of the Act, and (g) we will not sell, transfer or otherwise dispose of any Certificates unless (1) such sale, transfer or other disposition is made pursuant to an effective registration statement under the Act or is exempt from such registration requirements, and if requested, we will at our expense provide an opinion of counsel satisfactory to the addressees of this Certificate that such sale, transfer or other disposition may be made pursuant to an exemption from the Act, (2) the purchaser or transferee of such Certificate has executed and delivered to you a certificate to substantially the same effect as this certificate, and (3) the purchaser or transferee has otherwise complied with any conditions for transfer set forth in the Pooling and Servicing Agreement.

                                               Very truly yours,

                                               --------------------------------
                                               Print Name of Transferee


                                               By:_____________________________
                                                        Authorized Officer

                                    EXHIBIT I


                            Form Of Rule 144A Letter



                                                       ------------------------
                                                       Date


Equity One ABS, Inc.
103 Springer Building
3411 Silverside Road
Wilmington, Delaware 19810
Attention:  ________________

The Chase Manhattan Bank
____________________________
____________________________
Attention:  _______________________________
            _____________________



         Re:  Equity One ABS, Inc. Mortgage Pass-Through
              Certificates, Series 1997-1, Class __
              -----------------------------------------------


Ladies and Gentlemen:

         In connection with our acquisition of the above Certificates we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificates, (c) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (d) we are not an employee benefit plan that is subject to the Employee Retirement Income Security Act of 1974, as amended, or a plan or arrangement that is subject to Section 4975 of the Internal Revenue Code of 1986, as amended, nor are we acting on behalf of any such plan or arrangement, nor are we using the assets of any such plan or arrangement to effect such acquisition, (e) we have not, nor has anyone acting on our behalf offered, transferred, pledged, sold or otherwise disposed of the Certificates, any interest in the Certificates or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Certificates, any interest in the Certificates or any other similar security from, or otherwise approached or negotiated with respect to the Certificates, any interest in the Certificates or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Certificates under the Act or that would render the disposition of the Certificates a violation of
Section 5 of the Act or require registration pursuant thereto, nor will act, nor has authorized or will authorize any person to act, in such manner with respect to the Certificates, (f) we are a "qualified institutional buyer" as that term is defined in Rule 144A under the Act and have completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. We are aware that the sale to us is being made in reliance on Rule 144A. We are acquiring the Certificates for our own account or for resale pursuant to Rule 144A and further, understand that such Certificates may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the Act.

                                                           ANNEX 1 TO EXHIBIT I
                                                           --------------------


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A
            --------------------------------------------------------

          [For Transferees Other Than Registered Investment Companies]


                  The undersigned (the "Buyer") hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:

                  1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

                  2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis either at least $100,000 in securities or, if Buyer is a dealer, Buyer must own and/or invest on a discretionary basis at least $10,000,000 in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A and (ii) the Buyer satisfies the criteria in the category marked below.

                  ___ Corporation, etc. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended.

                  ___ Bank. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

                  ___ Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and
                           (b) has an audited net worth of at least

                           $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

                  ___ Broker-dealer. The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

                  ___ Insurance Company. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, territory or the District of Columbia.

                  ___ State or Local Plan. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

                  ___ ERISA Plan. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

                  ___ Investment Advisor. The Buyer is an investment advisor registered under the Investment Advisors Act of 1940.

                  ___ Small Business Investment Company. Buyer is a small business investment company licensed by the U.S. Small Business Administration under
                           Section 301(c) or (d) of the Small Business
                           Investment Act of 1958.

                  ___ Business Development Company. Buyer is a business development company as defined in Section 202(a)
                           (22) of the Investment Advisors Act of 1940.

                  3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer, (iii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iv) bank deposit notes and certificates of deposit,
(v) loan participations, (vi) repurchase agreements, (vii) securities owned but subject to a repurchase agreement and (viii) currency, interest rate and commodity swaps.

                  4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph, except (i) where the Buyer reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause (ii) in the preceding sentence applies, the securities may be valued at market. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

                  5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

                  6. Until the date of purchase of the Rule 144A Securities, the Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of the Certificates will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Buyer is a bank or savings and loan is provided above, the Buyer agrees that it will furnish to such parties updated annual financial statements promptly after they become available.


                                               ---------------------------------
                                                      Print Name of Buyer


                                               By:______________________________
                                               Name:
                                               Title:

                                               Date:____________________________

                                                          ANNEX 2 TO EXHIBIT I
                                                          ---------------------


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A
            --------------------------------------------------------

           [For Transferees That are Registered Investment Companies]


                  The undersigned (the "Buyer") hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:

                  1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

                  2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, as amended and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used, except (i) where the Buyer or the Buyer's Family of Investment Companies reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause (ii) in the preceding sentence applies, the securities may be valued at market.

                  ___ The Buyer owned $ ______________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule
                           144A).

                  ___ The Buyer is part of a Family of Investment Companies which owned in the aggregate $________________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

                  3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

                  4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements,
(vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

                  5. The Buyer is familiar with Rule 144A and understands that the parties listed in the Rule 144A Transferee Certificate to which this certification relates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

                  6. Until the date of purchase of the Certificates, the undersigned will notify the parties listed in the Rule 144A Transferee Certificate to which this certification relates of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of the Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.


                                    _______________________________________
                                    Print Name of Buyer or Adviser


                                    By:____________________________________
                                    Name:
                                    Title:


                                    IF AN ADVISER:


                                    _______________________________________
                                              Print Name of Buyer


                                    Date:__________________________________

                                    EXHIBIT J

                    Form Of Request For Release of Documents

                              Equity One ABS, Inc.
                       Mortgage Pass-Through Certificates
                                  Series 1997-1


To:      ____________________                           Attn:  _______________
                                                        _____________

         Re:      The Pooling & Servicing Agreement dated as of June 1,
                  1997 among Equity One, Inc. (DE), Equity One,
                  Incorporated, Equity One Mortgage Company, Equity One Mortgage, Inc. (DE), Equity One, Inc. (MN), Equity One Consumer Loan Company, Inc., Equity One of West
                  Virginia, Inc. and Equity One Mortgage, Inc. (NY), as Sellers, Equity One, Inc. (DE) as Servicer, and Equity
                  One ABS, Inc. as Depositor and The Chase Manhattan Bank
                  as Trustee
                  ------------------------------------------------------------


Ladies and Gentlemen:

         In connection with the administration of the Loans held by you as Trustee for Equity One ABS, Inc., we request the release of the Loan File for the Loan(s) described below, for the reason indicated.

FT Account#:                                          Pool #:

Mortgagor's Name, Address and Zip Code:

Loan Number:

Reason for Requesting Documents (check one)

         1.       Loan paid in full (_______________________, Inc. hereby
                  certifies that all amounts have been received.)

         2.       Loan Liquidated (___________________________ hereby
                  certifies that all proceeds of foreclosure, insurance, or other liquidation have been finally received.)

         3.       Loan in Foreclosure.

         4.       Other (explain):

         The Documents and any proceeds thereof, including any proceeds of proceeds, coming into the possession or control of the Servicer shall be deposited into the Certificate Account, and the Servicer shall keep the Documents and any proceeds separate and distinct from all other property in the Servicer's possession, custody or control.

         If item 1 or 2 above is checked, and if all or part of the Mortgage File was previously released to us, please release to us our previous receipt on file with you, as well as any additional documents in your possession relating to the above-specified Loan. If item 3 or 4 is checked, upon return of all of the above documents to you as Trustee, please acknowledge your receipt by signing in the space indicated below, and returning this form.

                                                ______________________________
                                                ______________________________
                                                ______________________________



By:_____________________________________
Name:___________________________________
Title:__________________________________
Date:___________________________________


TRUSTEE CONSENT TO RELEASE AND
ACKNOWLEDGEMENT OF RECEIPT


By:_____________________________________
Name:___________________________________
Title:__________________________________
Date:___________________________________

                                    EXHIBIT K

                 Copy of Certificate Guarantee Insurance Policy

[LOGO]                                               AMBAC Indemnity Corporation
                                                      c/o CT Corporation Systems
                                                          44 East Mifflin Street
                                                        Madison, Wisconsin 53703
                                                          Administrative Office:
                                                          One State Street Plaza
                                                        New York, New York 10004
                                                       Telephone: (212) 668-0340



Certificate Guaranty Insurance Policy


Insured Obligations:                            Policy Number:

                                                Premium:


AMBAC Indemnity Corporation (AMBAC) A Wisconsin Stock Insurance Company in consideration of the payment of the premium and subject to the terms of this Policy, hereby agrees unconditionally and irrevocably to pay to the Trustee for the benefit of the Holders of the Insured Obligations, that portion of the Insured Amounts which shall become Due for Payment but shall be unpaid by reason of Nonpayment.

AMBAC will make such payments to the Truseee from its own funds on the later of
(a) one (1) Business Day following notification to AMBAC of Nonpayment or (b) the Business Day on which the Insured Amounts are Due for Payment. Such payments of principal or interest shall be made only upon presentation of an instrument of assignment in form and substance satisfactory to AMBAC, transferring to AMBAC all rights under such Insured Obligations to receive the principal of and interest on the Insured Obligation. AMBAC shall be subrogated to all the Holders' rights to payment on the Insured Obligations to the extent of the insurance disbursements so made. Once payments of the Insured Amounts have been made to the Trustee, AMBAC shall have no further obligation hereunder in respect of such Insured Amounts.

In the event the Trustee for the Insured Obligations has notice that any payment of principal or interest on an Insured Obligation which has become Due for Payment and which is made to a Holder by or on behalf of the Trustee has been deemed a preferential transfer and theretofore recovered from its Holder pursuant to the United States Bankruptcy Code in accordance with a final, nonappealable order of a court of competent jurisdiction, such Holder will be entitled to payment from AMBAC to the extent of such recovery if sufficient funds are not otherwise available.

This Policy is noncancelable by AMBAC for any reason, including failure to receive payment of any premium due hereunder. The premium on this Policy is not refundable for any reason. This Policy does not insure against loss of any prepayment or other acceleration payment which at any time may become due in respect of any Insured Obligation, other than at the sole option of AMBAC, nor against any risk other than Nonpayment, including failure of the Trustee to make any payment due Holders of Insured Amounts.

To the fullest extent permitted by applicable law, AMBAC hereby waives and agrees not to assert any and all rights and defenses, to the extent such rights and defenses may be available to AMBAC, to avoid payment of its obligations under this Policy in accordance with the express provisions hereof.

Any capitalized terms not defined herein shall have the meaning given such terms in the endorsement attached hereto or in the Agreement.

In witness whereof, AMBAC has caused this Policy to be affixed with its corporate seal and to be signed by its duly authorized officers in facsimile to become effective as their original signatures and binding upon AMBAC by virtue of the countersignature of its duly authorized representative.


President


Effective Date:



[SEAL]



Secretary


Authorized Representative

                                                                EXECUTED VERSION





                CERTIFICATE GUARANTY INSURANCE POLICY ENDORSEMENT



Attached to and forming                         Effective Date of Endorsement:
part of Policy #AB0114BE                                          July 2, 1997
issued to:

The Chase Manhattan Bank,
as Trustee on behalf of, and for the benefit of the Holders of, the Mortgage Pass-Through Certificates,
Series 1997-1, Class A Certificates
as Issued pursuant to the Agreement



         For all purposes of this Policy, the following terms shall have the following meanings:

         "Affiliated Seller" shall mean each of Equity One, Incorporated, a Pennsylvania corporation; Equity One Mortgage Company, a North Carolina corporation; Equity One Mortgage, Inc., a Delaware corporation; Equity One, Inc., a Minnesota corporation; Equity One Consumer Loan Company, Inc., a New Hampshire corporation; Equity One of West Virginia, Inc., a West Virginia corporation; and Equity One Mortgage, Inc., a New York corporation.

         "Agreement" shall mean the Pooling and Servicing Agreement dated as of June 1, 1997 among Equity One ABS, Inc., as Depositor, Equity One, Inc., as a Seller and the Servicer, each Affiliated Seller, as a Seller, and the Trustee, as Trustee, without regard to any amendment or supplement thereto.

         "Business Day" shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in New York City or in the city in which the corporate trust office of the Trustee under the Agreement or the Insurer is located are authorized or obligated by law or executive order to close.

         "Deficiency Amount" shall mean, with respect to the Class A Certificates, as of any Distribution Date (i) any shortfall in amounts available in the Distribution Account to pay the Interest Distribution Amount for the related Interest Accrual Period, (ii) the Guaranteed Principal Distribution Amount and (iii) without duplication of the amount specified in clause (ii), the aggregate Class Certificate Balance of all classes of Class A Certificates to the extent unpaid on the Last Scheduled Distribution Date or earlier termination of the Trust Fund pursuant to the terms of the Agreement. For purposes of determining the Deficiency Amount, the Interest Distribution Amount for the related Interest Accrual Period for any Distribution Date shall be reduced by any Net Prepayment Interest Shortfalls and any Relief Act Reduction incurred during the calendar month preceding the month of such Distribution Date.

         "Due for Payment" shall mean the Distribution Date on which Insured Amounts are due.

         "Guaranteed Principal Distribution Amount" shall mean, for any Distribution Date, the amount, if any, by which the aggregate Class Certificate Balance of the Class A Certificates exceeds the Pool Principal Balance as of such Distribution Date.

         "Holder" shall mean any person who is the registered owner or beneficial owner of any of the Class A Certificates.

         "Insurance Agreement" shall mean the Insurance and Indemnity Agreement (as may be amended, modified or supplemented from time to time) dated as of July 2, 1997, by and among the Insurer, Equity One, Inc., as a Seller of the Loans to the Depositor and as Servicer, the Depositor and The Chase Manhattan Bank, as Trustee.

         "Insurance Policy" or "Policy" shall mean this Certificate Guaranty Insurance Policy together with each and every endorsement hereto.

         "Insured Amounts" shall mean, with respect to any Distribution Date, any Deficiency Amount plus any Preference Amount for such Distribution Date.

         "Insured Obligations" shall mean the Class A Certificates.

         "Insured Payments" shall mean, with respect to any Distribution Date, the aggregate amount actually paid by the Insurer to the Trustee in respect of Insured Amounts for such Distribution Date.

         "Insurer" shall mean AMBAC Indemnity Corporation, or any successor thereto, as issuer of the Insurance Policy.

         "Last Scheduled Distribution Date" shall mean, for each class of Class A Certificates, the Distribution Date in May 2028.

         "Late Payment Rate" shall mean the lesser of (a) the greater of (i) the per annum rate of interest publicly announced from time to time by Citibank, N.A. as its prime or base lending rate

(any change in such rate of interest to be effective on the date such change is announced by Citibank, N.A.), and (ii) the then applicable highest rate of interest on any of the Class A Certificates and (b) the maximum rate permissible under applicable usury or similar laws limiting interest rates. The Late Payment Rate shall be computed on the basis of the actual number of days elapsed over a year of 360 days for any Distribution Date.

         "Nonpayment" shall mean, with respect to any Distribution Date, an Insured Amount owing in respect of such Distribution Date.

         "Notice" shall mean the telephonic or telegraphic notice, promptly confirmed in writing by telecopy substantially in the form of Exhibit A to the Policy, the original of which is subsequently delivered by registered or certified mail, from the Trustee specifying the Insured Amount which shall be due and owing on the applicable Distribution Date.

         "Preference Amount" shall mean any amount previously distributed to a Certificateholder that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the Bankruptcy Code in accordance with a final nonappealable order of a court having competent jurisdiction.

         "Premium Percentage" shall have the definition set forth in the Insurance Agreement.

         "Reimbursement Amount" shall mean, as to any Distribution Date, the sum of (x) (i) all Insured Payments paid by the Insurer, but for which the Insurer has not been reimbursed prior to such Distribution Date pursuant to Section 3A.01 of the Agreement, plus (ii) interest accrued thereon, calculated at the Late Payment Rate from the date the Trustee received the related Insured Payments, and (y) (i) any other amounts then due and owing to the Insurer under the Insurance Agreement, but for which the Insurer has not been reimbursed prior to such Distribution Date pursuant to Section 3A.01 of the Agreement, plus (ii) interest on such amounts at the Late Payment Rate.

         "Trustee" shall mean, for the purposes of the Policy, The Chase Manhattan Bank, or any successor thereto under the Agreement.

         Capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Agreement.

         AMBAC hereby agrees that if, as of any Distribution Date, it has become subrogated to the rights of Holders by virtue of a previous payment under this Policy, no recovery of such payment will occur unless the full amount of the Holders' allocable distributions for such Distribution Date can be made. In so doing, AMBAC does not waive its rights to seek full payment of all Reimbursement Amounts owed to it under the Agreement.

         As provided by the Policy, the Insurer will pay any amount payable hereunder no later than 12:00 noon, New York City time, on the later of the Distribution Date on which the related Deficiency Amount or Preference Amount is due or the Business Day following receipt in New York, New York on a Business Day by the Insurer of a Notice; provided that, if such

Notice is received after 12:00 noon, New York City time, on such Business Day, it will be deemed to be received on the following Business Day. If any such Notice is not in proper form or is otherwise insufficient for the purpose of making claim under the Policy, it shall be deemed not to have been received for purposes of this paragraph, and the Insurer shall promptly so advise the Trustee and the Trustee may submit an amended Notice.

         The terms and provisions of the Agreement constitute the instrument of assignment referred to in the second paragraph of the face of this Policy.

         A premium will be payable on this Policy as provided in Section 4.02(a) of the Agreement, on the Closing Date and on each Distribution Date, in an amount equal to 1/12th of the product of (i) the Premium Percentage and (ii) the aggregate Certificate Principal Balance of the Class A Certificates on each Distribution Date (after giving effect to any distributions of principal to be made on such Distribution Date); provided that the initial premium will be equal to 1/12th of the product of the (i) Premium Percentage and (ii) aggregate Certificate Principal Balance of the Class A Certificates as of the Cut-off Date and will be paid on the Closing Date.

         The insurance provided by the Policy is not covered by the Property/Casualty Insurance Security Fund specified in Article 76 of the New York Insurance Law.

         The Policy to which this Endorsement is attached and of which it forms a part is hereby amended to provide that there shall be no acceleration payment due under the Policy unless such acceleration is at the sole option of AMBAC. This Policy does not cover shortfalls, if any, attributable to the liability of the Trust Fund, the REMIC or the Trustee for withholding taxes, if any (including interest and penalties in respect of any such liability).

         Nothing herein contained shall be held to vary, alter, waive or extend any of the terms, conditions, provisions, agreements or limitations of the above mentioned Policy other than as above stated.

         This Policy is issued under and pursuant to, and shall be construed under, the laws of the State of New York (without giving effect to the conflict of laws provisions thereof).

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, AMBAC has caused this Endorsement to the Policy to be signed by its duly authorized officers.


Vice President                                         Assistant Secretary


-------------------------------                        -----------------------

                                    EXHIBIT A
                  TO THE CERTIFICATE GUARANTY INSURANCE POLICY
                               Policy No. AB0114BE


                         NOTICE OF NONPAYMENT AND DEMAND
                         FOR PAYMENT OF INSURED AMOUNTS

                                                        Date:  [              ]

AMBAC INDEMNITY CORPORATION
One State Street Plaza
New York, New York  10004
Attention:  General Counsel

         Reference is made to Certificate Guaranty Insurance Policy No. #AB0114BE (the "Policy") issued by AMBAC Indemnity Corporation ("AMBAC"). Terms capitalized herein and not otherwise defined shall have the meanings specified in the Policy and the Agreement, as the case may be, unless the context otherwise requires.

                  The Trustee hereby certifies as follows:

         1. The Trustee is the Trustee under the Agreement for the Class A Certificates.

         2. The relevant Distribution Date or Last Scheduled Distribution Date is [date].

         3. Payment on the Class A Certificates in respect of the Distribution Date is due to be received on ____________________________ under the Agreement, in an amount equal to $_____________________.

         [3. The amount to be paid to the Holders of the Class A Certificates on the Last Scheduled Distribution Date is $__________.]

         4. There is a Deficiency Amount and/or Preference Amount of $__________________ in respect of the Class A Certificates, which amount is an Insured Amount pursuant to the terms of the Agreement.

         5. The sum of $__________________ is the Insured Amount that is Due for Payment.

         6. The Trustee has not heretofore made a demand for the Insured Amount in respect of the Distribution Date.

         7. The Trustee hereby requests the payment of the Insured Amount that is Due for Payment be made by AMBAC under the Policy and directs that payment under the Policy be made to the following account by bank wire transfer of federal or other immediately available funds in accordance with the terms of the Policy to:

                  [Name and account information for Trustee.]

         8. The Trustee hereby agrees that, following receipt of the Insured Amount from AMBAC, it shall (a) hold such amounts in trust and apply the same directly to the distribution of payment on the Class A Certificates when due; (b) not apply such funds for any other purpose; (c) deposit such funds to the Distribution Account and not commingle such funds with other funds held by the Trustee and (d) maintain an accurate record of such payments with respect to the Class A Certificates and the corresponding claim on the Policy and proceeds thereof.

                                                [Name of Trustee]


                                                By:
                                                   ------------------------
                                                Title:
                                                      ---------------------
                                                             (Officer)